UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FLAMEL TECHNOLOGIES S.A.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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, 2016

Dear Shareholder:

We cordially invite you to attend the combined ordinary general meeting and extraordinary general meeting (the “Meeting”) of the shareholders of Flamel Technologies S.A. (the “Company”) to be held on           ,                   ,                 2016, at 1:00 p.m. local time, at the Company’s headquarters, located at 33, avenue du Dr Georges Lévy, 69200 Vénissieux, France.

Among other important matters, at the Meeting you will be asked to consider and vote on proposals to change our jurisdiction of incorporation from France to Ireland by merging the Company with and into our wholly owned Irish corporate subsidiary, Avadel Pharmaceuticals Limited.

As a shareholder of Flamel Technologies, we appreciate the important role you play in our Company by considering and acting upon the matters described in the attached proxy statement. Thank you for the time and attention you devote to making thoughtful decisions.

Attached you will find a notice of meeting and proxy statement providing you with further information about the Meeting and the items upon which you will be asked to vote, including how to obtain admission to the Meeting if you plan to attend, and, if you hold American Depositary Shares (ADSs) representing shares, how to instruct the Depositary to vote the shares underlying your ADSs. Also accompanying these materials is our annual report on Form 10-K for the fiscal year ended December 31, 2015.

Every shareholder vote is important, and the Company encourages you to vote as promptly as possible.

Sincerely,

[GRAPHIC]
Michael S. Anderson
Chief Executive Officer

NOTICE OF COMBINED ORDINARY GENERAL AND EXTRAORDINARY GENERAL MEETINGS

OF SHAREHOLDERS OF FLAMEL TECHNOLOGIES S.A.

Matters to be considered at the ordinary general shareholders’ meeting:

1.	To approve the Flamel Technologies S.A. French statutory financial statements for the year ended December 31, 2015;

2.	To approve the allocation of profits for the year ended December 31, 2015;

3.	To ratify, on an advisory basis, the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for U.S. financial reporting purposes for the year ending December 31, 2016;

4.	To appoint a second lead statutory auditor and a second deputy statutory auditor pursuant to Article L 823-2 of the French commercial code;

5.	To renew Mr. Michael S. Anderson as a Director;

6.	To renew Mr. Guillaume Cerutti as a Director;

7.	To renew Dr. Francis J.T. Fildes as a Director;

8.	To renew Mr. Christophe Navarre as a Director;

9.	To renew The Honorable Craig R. Stapleton as a Director;

10.	To renew Mr. Benoit Van Assche as a Director;

11.	To approve the annual amount of directors’ fees to be paid to the Board of Directors (jetons de presence);

12.	To approve a non-binding advisory resolution on the compensation of our named executive officers;

13.	To approve a non-binding advisory resolution on the frequency of future advisory votes on our executive compensation on an annual basis;

14.	To approve a non-binding advisory resolution on the frequency of future advisory votes on our executive compensation every two years;

15.	To approve a non-binding advisory resolution on the frequency of future advisory votes on our executive compensation every three years;

16.	To approve agreements with related parties as described in article L.225-38 et seq. of the French Commercial Code;

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Matters to be considered at the extraordinary general shareholders’ meeting:

17.	To review and approve the “Common Draft Terms of Cross-Border Merger” (the “Merger Agreement”) providing for a merger (the “Merger”) by way of acquisition (absorption) of the Company by its wholly owned subsidiary Avadel Pharmaceuticals Limited (to be re-registered in Ireland prior to the Merger as an Irish public limited company, or plc, and renamed Avadel Pharmaceuticals plc (“Avadel plc”));

18.	To grant powers to the Board of Directors to take such further actions as may be necessary to complete the Merger and the other transactions contemplated by the Merger Agreement, including the powers to file, negotiate, sign, amend and publish any document, agreement or instrument necessary for such purposes, and in particular, to draft, sign and file the certificate of compliance in relation to the Merger in compliance with the French commercial code;

19.	To approve the dissolution without liquidation of the Company under the condition precedent of the completion of the Merger;

20.	To approve the reduction of the share premium of Avadel plc to allow the creation of distributable reserves of Avadel plc which are required under Irish law in order to allow Avadel plc to make distributions and to pay dividends and repurchase or redeem shares following completion of the Merger;

21.	To authorize the Board of Directors to grant up to 750,000 free shares to employees of the Company and its subsidiaries as well as to corporate officers of the Company pursuant to a “2016 Free Shares Plan” to be adopted by the Board of Directors pursuant to the shareholders authorization and the revocation and waiver of shareholders’ preemptive subscription rights with respect to such shares;

22.	To authorize the Board of Directors to grant stock options to purchase up to 1,500,000 shares to employees of the Company and its subsidiaries as well as to corporate officers of the Company pursuant to a “2016 Stock Option Plan” to be adopted by the Board of Directors pursuant to the shareholders authorization and the revocation and waiver of shareholders’ preemptive subscription rights with respect to such options and the underlying shares

23.	To authorize the Board of Directors to issue stock purchase warrants to purchase up to 350,000 shares to non-employee directors of the Company and its subsidiaries (including the Chairman of the Board of Directors), and the revocation and waiver of shareholders’ preemptive subscription rights with respect to such warrants and the underlying shares;

24.	To authorize the Board of Directors to increase the share capital by issuing shares reserved for the members of a company savings plan established in application of Articles L.3332-18 et seq. of the French Labor Code, and the revocation and waiver of shareholders’ preemptive subscription rights with respect to such shares;

25.	To authorize the Board of Directors or any person delegated by it with the powers necessary to carry out any formalities required by law to give effect to the resolutions approved at the Meeting; and

26.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the Meeting.

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Enclosed with this proxy statement are (i) a proxy card (for use by holders of our ordinary shares) or a voting instruction card (for use by holders of American Depositary Shares (“ADSs”) representing our ordinary shares), as applicable, and (ii) a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2015. Additional copies of these materials may be obtained without charge by writing the Secretary of Flamel Technologies S.A. at 33, avenue du Dr Georges Lévy, 69200 Vénissieux, France, or downloaded from our website at www.flamel.com.

By order of the Flamel Technologies S.A.
Board of Directors

[GRAPHIC]

Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE ENCLOSED VOTING INSTRUCTION CARD (IF YOU HOLD ADSs) OR PROXY CARD (IF YOU HOLD ORDINARY SHARES DIRECTLY). IF YOU WISH, YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

Important Notice Regarding the Availability of Proxy Materials for the

Combined Ordinary General Meeting and Extraordinary General Meeting to Be Held on                         , 2016:

The Proxy Statement and Annual Report for 2015 on Form 10-K are available at www.flamel.com.

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QUESTIONS & ANSWERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the proposed Meeting (as defined below). These questions and answers only highlight some of the information contained in this proxy statement. They may not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the annexes.

Why am I receiving these materials?

Flamel Technologies S.A. (the “Company”, “Flamel”, “we”, “us”, “our”, or similar terms) is providing these materials to registered holders of our ordinary shares and holders of American Depositary Shares, each of which represents one ordinary share of Flamel (“ADSs”), in order to solicit your proxy to vote your ordinary shares at the Company’s 2016 combined ordinary general meeting and extraordinary general meeting of shareholders (the “Meeting”) to be held at 1:00 p.m. (local time) on                 ,                           , 2016 and at any postponement(s) or adjournment(s) thereof.  The Meeting will be held at the Company’s headquarters, located at 33, avenue du Dr Georges Lévy, 69200 Vénissieux, France.  We first mailed or made available printed versions of these materials to registered shareholders and holders ADSs on or about                  ,                           , 2016.

What is included in these materials?

These materials include this proxy statement, a proxy card (for the registered holders of ordinary shares, as explained hereafter), a voting instruction form (for the holders of ADSs, as explained hereafter), and our annual report on Form 10-K for the fiscal year ended December 31, 2015 filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 15, 2016 (the “Annual Report”). The Annual Report is not part of the proxy solicitation materials.

What items will be voted on at the Meeting?

The Company is aware of 25 items on which shareholders will be asked to vote at the Meeting. Please see the proxy statement summary immediately below for a listing of all such items to be voted on at the Meeting.

Could other matters be decided at the Meeting?

At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this proxy statement, that may properly come before the Meeting.

To address the possibility of another matter being presented at the Meeting, holders of ordinary shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairman of the Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting on (which will be treated as a vote “AGAINST”) such matters, or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of ordinary shares is in a civil union to vote on such matters. If no instructions are given with respect to matters about which we are currently unaware, your ordinary shares will be voted “AGAINST” such matters.

If a holder of ordinary shares chooses to grant a proxy to the chairman of the Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors and a vote against adopting any other such undisclosed resolutions.

Ordinary shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement.

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Who may vote at the Meeting?

As of May 1, 2016, there were 41,241,254 ordinary shares outstanding, of which 40,339,506 were held in the form of ADSs.  Registered holders of ordinary shares on                           , 2016, the date of the Meeting, may vote at the Meeting.  A holder of ADSs registered in such holder’s name on the books of The Bank of New York Mellon, which acts as the depositary under our ADS program (the “Depositary”) (a “registered holder of ADSs”) may instruct the Depositary to vote the ordinary shares represented by such ADSs, provided that the Depositary receives the holder’s voting instructions by 5:00 p.m., Eastern Time, on               , 2016, which is the date established by the Depositary for such purpose. A holder of ADSs held through a brokerage, bank or other account (a “beneficial holder of ADSs”) should follow the instructions that its broker, bank or other nominee provides to vote the ordinary shares underlying its ADSs.  The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions.  The Company has been informed by the Depositary that it has set the ADS record date for the Meeting as                       , 2016.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote “FOR” each of the resolutions 1 to 12 (including “FOR” the nominees of the Board of Directors in resolutions 5 to 10), “FOR” resolution 14 and each of the resolutions 16 to 23 and 25 and 26, and “AGAINST” resolutions 13, 15 and 24.

Also please see the proxy statement summary immediately below for the Board of Directors recommendation on each item to be voted on at the Meeting.

If I hold ADSs instead of ordinary shares, are my rights to attend and vote at the Meeting different?

Yes. Attendance and voting rights are different depending on whether you hold ordinary shares or ADSs, as follows:

Attendance: Registered shareholders may attend the Meeting in person or by appointing a proxy.  You may not attend the Meeting in person or by proxy if you hold only ADSs.  However, you may attend and vote at the Meeting if you surrender your ADSs and become registered on the registry maintained on behalf of the Company at least one (1) French business day before the Meeting.  The process for surrendering your ADSs is coordinated through your broker, or, if you do not hold your ADSs through a broker, directly with The Bank of New York Mellon, which is the depositary under our ADS program (the “Depositary”). The Company cannot accurately predict the number of days it will take to complete the process of becoming a registered shareholder.

Registered shareholders who wish to attend the Meeting are advised that seating will be limited and admission will be on a first-come, first-served basis.

Voting: Registered shareholders may vote by attending the Meeting in person or by sending a proxy card to the Company by which they either (i) grant a proxy to the chairman of the Meeting, (ii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of ordinary shares is in a civil union or (iii) give their voting instructions (by means of the enclosed proxy card) on the matters to be decided at the Meeting. The proxy card may be sent to the Company by mail to be addressed to the Company’s headquarters, at Flamel Technologies, Legal Department - 33 avenue du Dr Georges Lévy, 69200 Venissieux France, or, or (in accordance with article R.225-95 of the French Commercial Code) or by emailing a digital copy of the proxy card to the Company at general.meeting@flamel.com.

Holders of ADSs may only vote by instructing the Depositary how to vote the ordinary shares represented by their ADSs. Voting instructions may be given to the Depositary by completing the voting instructions form provided for ADS holders and mailing such form to their broker or other securities intermediary, or (if they do not hold their ADSs through such an intermediary) directly to the Depositary; and the Depositary will endeavor to vote the underlying ordinary shares as so instructed (in the case of ADSs held through a broker or other securities intermediary, you must rely on the procedures of such intermediary to ensure that your voting instructions are properly communicated to the Depositary for this purpose).  To vote in person at the Meeting or by proxy, an ADS holder must surrender his or her ADSs and become registered on the registry maintained by or on behalf of the Company at least one (1) French business day before the Meeting.  The Depositary has established                   , 2016 as the date by which voting instructions as to ADSs must be received by the Depositary in order for the Depositary to endeavor to give effect to such instructions at the Meeting.

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Under French law shareholders who are registered on the registry maintained on behalf of the Company at least one (1) French business day before the Meeting will be entitled to attend the Meeting and vote thereat.  For holders of ADSs, the Depositary has established the close of business on                , 2016 as the record date for determining the holders of ADSs who will be entitled to give voting instructions to the Depositary.

If I am a registered holder of ordinary shares, how will my ordinary shares be voted if I do not vote?

If you are a registered holder of ordinary shares and do not vote at the Meeting in person or by submitting your voting instructions by returning your proxy card by mail or by email, or by granting your voting proxy directly to the chairman of the Meeting or to another shareholder or your spouse or partner with whom you have entered into a civil union, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter.

If you are a registered holder of ordinary shares and you grant your proxy to another shareholder, a spouse or a partner with whom you are in a civil union, your shares will be voted as you instruct by the individuals named on the proxy card.

If you are a registered holder of ordinary shares and you grant your proxy directly to the chairman of the Meeting, such ordinary shares will be voted in accordance with the recommendations of the Board of Directors.

If you are a registered holder of ordinary shares and sign and return a proxy card but do not specify how your shares are to be voted, but do not make a selection as to any matter nor grant a proxy to the chairman of the Meeting, another shareholder, a spouse or a partner with whom you are in a civil union, your ordinary shares will be treated as abstentions (which will be treated as a vote “AGAINST”) as to such matter.

How will the ordinary shares represented by my ADSs be voted if I do not provide voting instructions to the Depositary or my broker or other securities intermediary?

If you are a registered holder of ADSs and do not provide the Depositary with voting instructions as to how you would like the ordinary shares represented by your ADS to be voted or you do not return your voting instruction form, pursuant to the terms of the deposit agreement, you may be deemed by the Depositary to have instructed the Depositary to vote your ordinary shares in accordance with the recommendations of the Board of Directors.

If you are a beneficial holder of ADSs and do not provide voting instructions to your broker or other securities intermediary as to how you would like the ordinary shares represented by your ADSs to be voted or do not return your voting instruction form, the intermediary will not have discretionary authority to provide voting instructions to the Depositary on any matter. As a result, pursuant to the terms of the deposit agreement, you may be deemed by the Depositary to have instructed the Depositary to vote such ordinary shares in accordance with the recommendations of the Board of Directors.

However, if you do not give the Depositary any voting instructions, the Depositary will not cast any vote with respect to any matter as to which the Company informs the Depositary (and we have agreed with the Depository to provide such information to the Depositary as promptly as practicable in writing) that (x) the Company does not wish such vote cast, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of our ordinary shares or ADSs. We have notified the Depositary in writing that we do not wish any votes cast in respect of shares represented by ADSs only with respect to resolutions 13, with respect to the non-binding advisory resolution as to annual vote on the compensation of our named executive officers, 15, with respect to the non-binding advisory resolution as to a vote every three years on the compensation of our named executive officers, and 24, to approve the issuance of 1% of the registered capital to a Company Savings Plan. Thus, any shares underlying ADSs for which a voting instruction card is not timely received may be voted as to all matters on the agenda in the manner recommended by the Board of Directors herein.

If you hold ADSs, whether as a registered holder or beneficially through a broker or other securities intermediary, and you provide instructions with respect to some but not all matters, the ordinary shares represented by your ADSs will be treated as abstentions with respect to the matters as to which you did not provide voting instructions.

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With respect to any other matters that may come before the Meeting, including consideration of a motion to adjourn the Meeting to another time or place (including for the purpose of soliciting additional proxies), if proxies are returned, such proxies will be voted in a manner deemed by the proxy representatives named therein in their discretion to be in our best interests and the best interests of our shareholders. ADS voting instructions would extend only to the specific questions on the agenda, so shares represented by ADSs would not be voted as to any other matter that might come before the Meeting.

If I am a registered holder of ordinary shares, how will my ordinary shares be voted if I grant my proxy to the chairman of the Meeting?

If you are a registered holder of ordinary shares and you grant your proxy to the chairman of the Meeting, the chairman will vote your ordinary shares in accordance with the recommendations of the Board of Directors. As a result, your ordinary Shares would be voted “FOR” each of the resolutions 1 to 12 (including “FOR” the nominees of the board of directors in resolutions 5 to 10), “FOR” resolution 14 and each of the resolutions 16 to 23 and 25 and 26, and “AGAINST” resolutions 13, 15 and 24.

May shareholders ask questions?

Yes. Representatives of the Company will answer shareholders’ questions of general interest following the Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

From the date of the delivery of the notice of the Meeting and until the fourth business day preceding the date of the Meeting, (i.e., until               , 2016), registered holders of ordinary shares may submit questions in writing to the Chairman of the Board of Directors, in accordance with Articles L.225-108 and  R.225-84 of the French Commercial Code. Written questions must be submitted by registered mail with return receipt requested addressed to the registered office or electronically to the following address: general.meeting@flamel.com. They must be accompanied by a registration certificate.

Can I change my mind after I vote?

If you are a registered holder of ordinary shares and submit your proxy card to vote by mail or appoint a proxy in advance of the meeting, you will not be able to change your vote. If you hold ADSs directly or through a broker, bank or other nominee, you must follow the voting instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the ordinary shares represented by your ADSs.

Who will count the votes?

Representatives of                         will count the votes and will serve as the independent inspector of election.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certification of votes; and

•	To facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

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What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or the Company’s transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is                                              , which may be reached at                        .

How many votes must be present to hold the Meeting?

For an ordinary general meeting of shareholders, 20% of the outstanding shares must be present for the meeting to be valid and to act on ordinary resolutions. If a quorum is not present when we convene the ordinary general meeting, the Board of Directors will give a second notice of such ordinary general meeting, which shall take place within two months after the first meeting. At the second ordinary general meeting, there is no minimum number of shares required for a quorum to be deemed present.

For an extraordinary meeting of shareholders, 25% of the outstanding shares must be present for the meeting to be valid and to act on extraordinary resolutions. If a quorum is not present when we convene the extraordinary general meeting, the Board of Directors will give a second notice of such extraordinary general meeting, which shall take place within two months after the first meeting. At the second extraordinary general meeting, 20% of the outstanding shares must be present for such second meeting to be valid and to act on extraordinary resolutions.

What will happen if a quorum is not present at the Meeting?

If the required quorum for either the ordinary general meeting or the extraordinary general meeting is not present when we convene the Meeting on           , 2016, we intend to adjourn and reconvene the Meeting on                       , 2016 at the same location, with the same agenda as described in this notice.

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How many votes are needed to approve the other proposals?

Under French law, a resolution is classified as ordinary or extraordinary according to its subject matter. For an ordinary resolution to be approved at an ordinary general meeting, such resolution must receive the “FOR” vote of a simple majority of the shares present, in person or represented by proxy, and entitled to vote at the meeting (whether such meeting is the initial meeting or a second meeting called after an adjournment). For an extraordinary resolution to be approved at an extraordinary general meeting, such proposal must receive the “FOR” vote of a two-thirds majority of the shares present, in person or represented by proxy, and entitled to vote at the meeting (whether such meeting is the initial meeting or a second meeting called after an adjournment). For each proposal on our agenda for the Meeting, you may vote “FOR”, “AGAINST” or “ABSTAIN.” Abstentions will be counted as shares present and entitled to vote at the Meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposals.

Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail. Abstentions will be counted for purposes of establishing a quorum at the Meeting.

How will a broker “non-vote” affect the vote?

A broker non-vote happens when a bank, broker or other securities intermediary who holds an ADS does not receive voting instructions from the beneficial owners of such ADS and does not have discretionary voting power with respect to a resolution to be voted upon at the Meeting. In such a case, the bank, broker or other securities intermediary is not permitted to instruct the Depositary how to vote with respect to such resolution, and the Depositary may vote the ordinary shares underlying such ADS in the manner recommended by the Board of Directors. As a result, ADSs that are the subject of a broker non-vote are included for quorum purposes, and a broker non-vote with respect to a resolution may be counted as a vote cast on such resolution.

When will the Company announce the voting results?

The Company will announce the voting results of the Meeting on a Current Report on Form 8-K filed within four business days of the Meeting.

What if other matters are presented for consideration at the Meeting?

As of the date of this proxy statement, we know of no matters that will be presented for consideration at the Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to Flamel will be voted in accordance with the recommendation of the Board, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

What is “householding?”

Unless we have received contrary instructions, we may send a single copy of our proxy materials to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.

If you would like to receive your own set of our annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions.

If your shares are registered in your own name, please contact the Company at our executive offices at Parc Club du Moulin à Vent, 33, avenue du Docteur Georges Levy 69200 Vénissieux France, Attention: Investor Relations, to inform the Company of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

What happens if the Merger is not completed?

If the Merger is not completed for any reason, we will continue to be a French société anonyme and you will continue to hold your shares in us or ADSs, as applicable, and the ADSs will continue to be traded on the Nasdaq Global Market.

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If the Merger is completed, how will I receive my shares in the Irish company?

We intend to continue the ADS program following our reincorporation to Ireland. Thus, if at the time of the Merger you hold ADSs, the shares in Avadel plc attributable to such ADSs will be issued to the depositary, who will deliver to you ADSs representing Avadel plc shares you will beneficially own through such ADS program. Each new ADS will represent one ordinary share of Avadel plc. Avadel plc will establish an ADS program with the Bank of New York Mellon as depositary following the Merger. Under such Avadel plc ADS program, each ADS would represent one ordinary share of Avadel plc. For a summary of the terms and conditions that we anticipate will be applicable to the Avadel plc ADS program, see “Proposals to Reincorporate the Company as an Irish Public Limited Company – Description of ADSs Representing Avadel plc Ordinary Shares.”

Whom should I contact if I have additional questions concerning the proxy statement, proxy card or voting instruction card?

If you have any questions concerning the information contained in this proxy statement or require assistance completing the proxy card, you may contact                            as follows:

Telephone:

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PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. The Company first mailed or made available printed versions of this proxy statement and the accompanying materials to its shareholders and holders of its ADSs on or about                   , 2016. This summary does not contain all information you should consider, and you should read the entire proxy statement carefully before voting.

2016 Combined Ordinary General Meeting and Extraordinary General Meeting of Shareholders

Time and Date:	1:00pm. (local time) on , , 2016.

Place:	The Company’s headquarters at 33, avenue du Dr Georges Lévy, 69200 Vénissieux, France.

Record Date:	Holders of ADSs as of the close of business on , 2016 may instruct the Depositary how to vote the ordinary shares represented by their ADSs at the Meeting.

Voting:	Registered holders of ordinary shares on , 2016, the business day before the Meeting, may vote at the Meeting. A holder of ADSs registered in such holder’s name on the books of the Depositary may instruct the Depositary to vote the ordinary shares represented by such ADSs, provided that the Depositary receives the holder’s voting instructions by 5:00 p.m., Eastern Time, on , 2016, which is the date established by the Depositary for such purpose. A holder of ADSs held through a broker or other securities intermediary should follow the instructions that its broker or other securities intermediary provides to vote the ordinary shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. The Company has been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as , 2016.

Approval of Resolutions:

Approval of resolutions to be considered at the ordinary general meeting requires a simple majority of the shares represented at the meeting (in person or by proxy) and entitled to vote.  Approval of resolutions to be considered at the extraordinary general meeting requires a two-thirds majority of the shares present at the meeting (in person or by proxy) and entitled to vote.

Attendance:	Registered shareholders may attend the Meeting in person or by appointing a proxy. You may not attend the Meeting in person or by proxy if you hold only ADSs. However, you may attend and vote at the Meeting if you surrender your ADSs and become registered on the registry maintained on behalf of the Company at least one (1) French business day before the Meeting. The process for surrendering your ADSs is coordinated through your broker, or, if you do not hold your ADSs through a broker, directly with the Depositary. The Company cannot accurately predict the number of days it will take to complete the process of becoming a registered shareholder.

Agenda and Voting Recommendations

The resolutions to be submitted for consideration at our ordinary general meeting and at our extraordinary general meeting are summarized below.

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Item	Description	Board Recom- mendation	Page

Matters to be considered at the ordinary general shareholders’ meeting:

1.	To approve the Flamel Technologies S.A. French statutory financial statements for the year ended December 31, 2015.	FOR	-

2.	To approve the allocation of profits for the year ended December 31, 2015	FOR	-

3.	To ratify, on an advisory basis, the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for U.S. financial reporting purposes for the year ending December 31, 2016.	FOR	-

4.	To appoint a second lead statutory auditor and a second deputy statutory auditor pursuant to Article L 823-2 of the French commercial code	FOR	-

5.	To renew Mr. Michael S. Anderson as a Director	FOR	-

6.	To renew Mr. Guillaume Cerutti as a Director	FOR	-

7.	To renew Dr. Francis J.T. Fildes as a Director	FOR	-

8.	To renew Mr. Christophe Navarre as a Director	FOR	-

9.	To renew The Honorable Craig R. Stapleton as a Director	FOR	-

10.	To renew Mr. Benoit Van Assche as a Director	FOR	-

11.	To approve the annual amount of directors’ fees to be paid to the Board of Directors (jetons de presence)	FOR	-

12.	To approve a non-binding advisory resolution on the compensation of our named executive officers	FOR

13.	To approve a non-binding advisory resolution on the frequency of future advisory votes on our executive compensation on an annual basis	AGAINST	-

14.	To approve a non-binding advisory resolution on the frequency of future advisory votes on our executive compensation every two years	FOR	-

15.	To approve a non-binding advisory resolution on the frequency of future advisory votes on our executive compensation every three years	AGAINST	-

16.	To approve agreements with related parties as described in article L.225-38 et seq. of the French Commercial Code	FOR	-

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Matters to be considered at the extraordinary general shareholders’ meeting:

17.	To review and approve the “Common Draft Terms of Cross-Border Merger” (the “Merger Agreement”) providing for a merger (the “Cross-Border Merger”) by way of acquisition (absorption) of the Company by its wholly owned subsidiary Avadel Pharmaceuticals Limited (to be re-registered in Ireland prior to the Merger as an Irish public limited company, or plc, and renamed Avadel Pharmaceuticals plc (“Avadel plc”));	FOR	-

18.	To grant powers to the Board of Directors to take such further actions as may be necessary to complete the Merger and the other transactions contemplated by the Merger Agreement, including the powers to file, negotiate, sign, amend and publish any document, agreement or instrument necessary for such purposes, and to draft, sign and file the certificate of compliance in relation to the Merger in compliance with the French commercial code	FOR	-

19.	To approve the dissolution without liquidation of the Company under the condition precedent of the completion of the Cross-Border Merger	FOR	-

20.	To approve the reduction of the share premium of Avadel plc to allow the creation of distributable reserves of Avadel plc which are required under Irish law in order to allow Avadel plc to make distributions and to pay dividends and repurchase or redeem shares following completion of the Merger;

21.	To authorize the Board of Directors to grant up to 750,000 free shares to employees of the Company and its subsidiaries as well as to corporate officers of the Company pursuant to a “2016 Free Shares Plan” to be adopted by the Board of Directors pursuant to the shareholders authorization and the revocation and waiver of shareholders’ preemptive subscription rights with respect to such shares	FOR	-

22.	To authorize the Board of Directors to grant stock options to purchase up to 1,500,000 shares to employees of the Company and its subsidiaries as well as to corporate officers of the Company pursuant to a “2016 Stock Option Plan” to be adopted by the Board of Directors pursuant to the shareholders authorization and the revocation and waiver of shareholders’ preemptive subscription rights with respect to such options and the underlying shares	FOR	-

23.	To authorize the Board of Directors to issue stock purchase warrants to purchase up to 350,000 shares to non-employee directors of the Company and its subsidiaries (including the Chairman of the Board of Directors), and the revocation and waiver of shareholders’ preemptive subscription rights with respect to such warrants and the underlying shares	FOR	-

24.	To authorize the Board of Directors to increase the share capital by issuing shares reserved for the members of a company savings plan established in application of Articles L.3332-18 et seq. of the French Labor Code, and the revocation and waiver of shareholders’ preemptive subscription rights with respect to such shares	AGAINST	-

25.	To authorize the Board of Directors or any person delegated by it with the powers necessary to carry out any formalities required by law to give effect to the resolutions approved at the Meeting	FOR	-

26.	To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting	FOR	-

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Board of Director Nominees

The following table provides summary information about each director nominee. Each director is elected annually by a majority of the votes cast. All of the director nominees for 2016 are current directors. All non-employee directors are independent.

Nominee	Director Since	Principal Occupation	Committees
Michael S. Anderson	2012	Chief Executive Officer of Flamel Technologies S.A.	-
Guillaume Cerutti	2011	Chairman and Chief Executive Officer of Sotheby’s France	(2)(3)
Francis J.T. Fildes	2008	Director at Fildes Partners Ltd	(1)(2)
Christophe Navarre	2014	Chief Executive Officer of Moët Hennessy	(1)(3)
Craig R. Stapleton	2011	Former U.S. Ambassador to France, Senior Advisor to Stone Point Capital, Director of Abercrombie & Fitch Co.	(1)(2)(3)(4)
Benoit Van Assche	2014	Former senior executive in the chemical, pharmaceutical and healthcare industries	(1)(2)(3)

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

(3) Member of the Nominating and Corporate Governance Committee

(4) Appointed as a Non-Executive Chairman of the Board of Directors in 2014

Proxies and Voting Instructions

Registered holders of ordinary shares may provide proxies and holders of ADSs may provide voting instructions to the Depositary in the manner described below in this proxy statement.

Additional Information

This proxy statement incorporates by reference important business and financial information about Flamel from documents filed with the U.S. Securities and Exchange Commission (“SEC”) that have not been included herein or delivered herewith. Because it is subject to the informational requirements of the U.S. Securities Exchange Act of 1934, Flamel files annual, quarterly and current reports, proxy statements and other information with the SEC (File No. 000-28508). You may read and copy any reports, statements or other information we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Flamel’s SEC filings also are available to the public at the SEC’s web site at http://www.sec.gov.

We incorporate by reference the documents listed below that the Company previously filed with the SEC:

•	Our annual report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 15, 2016;

•	Our quarterly report on Form 10-Q for the quarter ended March 31, 2016 filed with the SEC on May 10, 2016;

•	Our Current Report on Form 8-K filed with the SEC on June 2, 2016;

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You may request a copy of any of these filings, at no cost, by request directed to Flamel at the following address or telephone number:

Flamel Technologies S.A.

Parc Club du Moulin à Vent

33, avenue du Docteur Georges Levy

69200, Vénissieux France

Attention: Office of General Counsel

Telephone: +33 472 78 34 34

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PRELIMINARY PROXY STATEMENT

For the Flamel Technologies S.A. Combined Ordinary General Meeting

and Extraordinary General Meeting of Shareholders

to be held                      , 2016

General

This proxy statement is furnished by and on behalf of the Board of Directors (the “Board” or “Board of Directors”) of Flamel Technologies S.A. (“we,” “us,” “our,” “Flamel,” and the “Company” or any variation thereof) in connection with the solicitation of proxies for use at the Company’s 2016 combined ordinary general meeting and extraordinary general meeting of shareholders (the “Meeting”) to be held at 1:00 p.m. (local time) on                            , 2016, at the Company’s headquarters, 33, avenue du Dr Georges Lévy, 69200 Vénissieux, France, and at any adjournments or postponements thereof.

Voting and Board Recommendations

Shares.  As of May 1, 2016, there were 41,241,254 ordinary shares outstanding, of which 40,339,506 were held in the form of ADSs.  Registered holders of ordinary shares on                        , 2016, the French business day before the Meeting, may vote at the Meeting.  A holder of ADSs registered in such holder’s name on the books of The Bank of New York, which acts as the depositary under our ADS program (the “Depositary”) (a “registered holder of ADSs”) may instruct the Depositary to vote the ordinary shares represented by such ADSs, provided that the Depositary receives the holder’s voting instructions by 5:00 p.m., Eastern Time, on                , 2016, which is the date established by the Depositary for such purpose. A holder of ADSs held through a broker or other securities intermediary (a “beneficial holder of ADSs”) should follow the instructions that its broker or other securities intermediary provides to vote the ordinary shares underlying its ADSs.  The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions.  The Company has been informed by the Depositary that it has set the ADS record date for the Meeting as                     , 2016.

Attendance.  Registered shareholders may attend the Meeting in person or by appointing a proxy.  Holders of ADSs may not attend the Meeting in person or by proxy, unless they surrender their ADSs and become registered on the registry maintained on behalf of the Company one French business day before the Meeting.  The process for surrendering your ADSs is coordinated through your broker, or, if you do not hold your ADSs through a broker, directly with the Depositary.  The Company cannot accurately predict the number of days it will take to complete the process of becoming a registered shareholder.  Registered shareholders who wish to attend the Meeting are advised that seating will be limited and admission will be on a first-come, first-served basis.

Voting.  Registered shareholders may vote by attending the Meeting in person, by mailing a physical proxy form, or (in accordance with article R.225-95 of the French Commercial Code) by emailing a digital copy of the proxy to us at general.meeting@flamel.com.  Holders of ADSs may only vote by instructing the Depositary how to vote the ordinary shares represented by their ADSs.  Voting instructions may be given to the Depositary by completing the voting instructions form provided for ADS holders and mailing such form to their broker or other securities intermediary, or (if they do not hold their ADSs through such an intermediary) directly to the Depositary; and the Depositary will endeavor to vote the underlying ordinary shares as so instructed (in the case of ADSs held through a broker or other securities intermediary, you must rely on the procedures of such intermediary to ensure that your voting instructions are properly communicated to the Depositary for this purpose).  To vote in person at the Meeting or by email, an ADS holder must surrender his or her ADSs and become registered on the registry maintained by or on behalf of the Company one French business day before the Meeting (to vote in person) or by               , 2016 (to vote by email, as the deadline for such voting will be such date).  The Depositary has established          , 2016 as the date by which voting instructions as to ADSs must be received by the Depositary in order for the Depositary to endeavor to give effect to such instructions at the Meeting.

Under French law shareholders who are registered on the registry maintained on behalf of the Company at the close of business (in Paris) on                      will be entitled to attend the Meeting and vote thereat.  For holders of ADSs, the Depositary has established the close of business on               , 2016 as the record date for determining the holders of ADSs who will be entitled to give voting instructions.

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If you are a registered holder of ordinary shares and do not vote at the Meeting in person or by submitting your proxy card by mail, or by granting your voting proxy directly to the chairman of the Meeting or to another shareholder or your spouse or partner with whom you have entered into a civil union, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter. If you are a registered holder of ordinary shares and you grant your proxy directly to the chairman of the Meeting, such ordinary shares will be voted in accordance with the recommendations of the Board of Directors. If you hold ordinary shares and vote by mail or email but do not make a selection as to any matter, your ordinary shares will be treated as abstentions (which will be treated as a vote “AGAINST”) as to such matter.

If you are a registered holder of ADSs and do not provide the Depositary with voting instructions as to how you would like the ordinary shares represented by your ADS to be voted or you do not return your voting instruction form, pursuant to the terms of the deposit agreement, you may be deemed by the Depositary to have instructed the Depositary to vote your ordinary shares in accordance with the recommendations of the Board of Directors.

If you are a beneficial holder of ADSs and do not provide voting instructions to your broker or other securities intermediary as to how you would like the ordinary shares represented by your ADSs to be voted or do not return your voting instruction form, the intermediary will not have discretionary authority to provide voting instructions to the Depositary on any matter. As a result, pursuant to the terms of the deposit agreement, you may be deemed by the Depositary to have instructed the Depositary to vote such ordinary shares in accordance with the recommendations of the Board of Directors.

If you hold ADSs, whether as a registered holder or beneficially through a broker or other securities intermediary, and you provide instructions with respect to some but not all matters, the ordinary shares represented by your ADSs will not be voted with respect to the matters as to which you did not provide voting instructions.

If you do not give the Depositary any voting instructions, the Depositary will not cast any vote with respect to any matter as to which the Company informs the Depositary (and we have agreed with the Depository to provide such information to the Depositary as promptly as practicable in writing) that (x) the Company does not wish such vote cast, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of our ordinary shares or ADSs. We have notified the depositary in writing that we do not wish any votes cast in respect of shares represented by ADSs only with respect to resolutions 13, with respect to the non-binding advisory resolution as to annual vote on the compensation of our named executive officers, 15, with respect to the non-binding advisory resolution as to a vote every three years on the compensation of our named executive officers, and 24, to approve the issuance of 1% of the registered capital to a Company Savings Plan. Thus, any shares underlying ADSs for which a voting instruction card is not timely received may be voted as to all matters on the agenda in the manner recommended by the Board of Directors herein.

If you are a registered holder of ordinary shares and you grant your proxy to the chairman of the Meeting, the chairman will vote your ordinary shares in accordance with the recommendations of the board of directors. As a result, your ordinary shares would be voted “FOR” each of the resolutions 1 to 12 (including “FOR” the nominees of the board of directors in resolutions 5 to 10), “FOR” resolution 14 and each of the resolutions 16 to 23 and 25 and 26, and “AGAINST” resolutions 13, 15 and 24.

Registered shareholders who wish to attend the Meeting are advised that seating will be limited and admission will be on a first-come, first-served basis.

Unless otherwise stated or the context otherwise requires, references herein to shares include the shares represented by ADSs and references to our shareholders include the holders of ADSs.

With respect to any other matters that may come before the Meeting, including consideration of a motion to adjourn the Meeting to another time or place (including for the purpose of soliciting additional proxies), if proxies are returned, such proxies will be voted in a manner deemed by the proxy representatives named therein in their discretion to be in our best interests and the best interests of our shareholders. ADS voting instructions would extend only to the specific questions on the agenda, so shares represented by ADSs would not be voted as to any other matter that might come before the Meeting.

Quorum and Vote Required under French Law

Under French law, a resolution is classified as ordinary or extraordinary according to its subject matter. For an ordinary general meeting of shareholders, 20% of the outstanding shares must be present for the meeting to be valid and to act on ordinary resolutions, and a simple majority of the shares present at the meeting is required for an ordinary resolution to be approved at an ordinary general meeting. If a quorum is not present when we convene the ordinary general meeting, the Board of Directors will give a second notice of such ordinary general meeting, which shall take place within two months after the first meeting. At the second ordinary general meeting, there is no minimum number of shares required for a quorum to be deemed present, and ordinary resolutions may be passed by a simple majority of the shares present at the second ordinary general meeting.

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For an extraordinary meeting of shareholders, 25% of the outstanding shares must be present for the meeting to be valid and to act on extraordinary resolutions, and a two-thirds majority of the shares present at the meeting is required for an extraordinary resolution to be approved at an extraordinary general meeting. If a quorum is not present when we convene the extraordinary general meeting, the Board of Directors will give a second notice of such extraordinary general meeting, which shall take place within two months after the first meeting. At the second extraordinary general meeting, 20% of the outstanding shares must be present for such second meeting to be valid and to act on extraordinary resolutions, and a two-thirds majority of the shares present at such second meeting is required for an extraordinary resolution to be approved at an extraordinary meeting.

Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail or email, or (in the case of ADS holders) you properly cause a voting instruction card to be delivered to the Depositary. Abstentions will be counted for purposes of establishing a quorum at the Meeting.

Under the Statuts, our ByLaws, directors are elected by the vote of the majority of the votes cast. Only votes actually cast will be counted for the purpose of determining whether a particular nominee received the affirmative vote of a majority of votes cast in an uncontested election. Abstentions will have no effect on the outcome of the election of directors.

We intend to cause Avadel plc (Avadel Pharmaceuticals Limited having re-registered as an Irish public limited company (plc) prior to the Merger) to establish an ADS program with The Bank of New York Mellon as the depositary following the Merger. Under such Avadel plc ADS program, each ADS would represent one ordinary share of Avadel plc. For a summary of the terms and conditions that we anticipate will be applicable to the Avadel plc ADS program, see “Proposals to Reincorporate the Company as an Irish Public Limited Company – Description of ADSs Representing Avadel plc Ordinary Shares.”

Shareholder Communications to Directors

Shareholders may communicate directly with the Company’s Directors by writing to The Honorable Craig Stapleton, who is Chairman of our Board of Directors, at the Company’s principal executive offices. Mr. Stapleton will monitor these communications and provide appropriate summaries of all received messages to the Board of Directors at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Stapleton may decide to obtain the immediate attention of the appropriate committee of the Board, a non-management Director or the Company’s management or independent advisors. After reviewing shareholder messages, Mr. Stapleton and/or the Board will determine whether any response is necessary.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms and other securities intermediaries representing beneficial owners of ADSs for their reasonable expenses in forwarding proxy materials to, and in soliciting voting instructions from such beneficial owners. The Company’s Directors, officers and employees may also solicit votes in person or by telephone, letter, facsimile, electronic mail, or other means of communications. These Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

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Inapplicability of Double-Voting Rights under the French “Loi Florange” Law

On March 29, 2014, Article 225-123 of the French Commercial Code was enacted pursuant to French Law No. 2014-384. Article 225-123 (known as the “Florange Law”) assigns double voting rights to fully paid-up shares held in registered form by the same shareholder for at least two years. However, the Florange Law applies only to companies whose shares are admitted to trade on a “regulated market.” Because the Company’s ordinary shares trade only as ADSs on the Nasdaq Global Market, which is not a regulated market under the French Commercial Code these Florange Law provisions do not apply to the Company and are not subject to review by the Annual Shareholders’ Meeting.

Resolutions within the competence of the Ordinary General Shareholders Meeting

PROPOSALS WITH RESPECT TO THE ANNUAL FINANCIAL STATEMENTS

(Resolutions 1, 2, 3 and 4)

French law requires that we prepare statutory financial statements in accordance with French generally accepted accounting principles (French GAAP), and that these financial statements, as well as the operations reflected therein, must be approved by our shareholders. A summary of such 2015 French GAAP statutory financial statements is included as Annex B to this proxy statement. At the Meeting, our statutory auditors will present their report with respect to our 2015 French GAAP statutory financial statements. Because our statutory financial statements show positive net earnings for the fiscal year ended December 31, 2015 in the amount of €16,000,628, our ordinary general shareholders’ meeting is requested to allocate this entire profit to the carry-forward account, which, following the allocation, will amount to €(54,929,333). Pursuant to article “243 bis” of the French General Tax Code, it is noted that no dividends have been distributed by the Company for the past three fiscal years.

Resolution 1 approves our statutory financial statements for the fiscal year ended December 31, 2015 and the transactions disclosed therein and also approves, in accordance with Section “223 quater” of the French General Tax Code, the global amount of expenses as set forth at Section 39-4 of the French General Tax Code which comes to a total of € 12,900 in excess depreciation that is not tax-deductible and (€ 98,000) not tax-deductible in 2014 but deductible in 2015. It also discharges the Company’s directors with respect to the exercise of their duties during 2015 other than for any wrongdoing or misconduct not brought to the attention of shareholders at the Meeting. Resolution 2 allocates the profits for the Company’s statutory financial statements of €16,000,628, to the carry forward account, which will then amount to €                 .

The Audit Committee has proposed and the Board has approved the engagement of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year 2016, for purposes of our financial statements for filing purposes under U.S. securities law for the year ending December 31, 2016. The Board of Directors is asking shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year 2016. Resolution 3 approves, on an advisory basis, the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accounting firm. It is recalled that at our Combined Shareholders’ Meeting on June 24, 2014 shareholders approved the appointment of PricewaterhouseCoopers Audit as our French statutory auditor (“commissaire aux comptes”) for the purpose of auditing the French accounts in accordance with French law and the term of office of Price Waterhouse Coopers Audit will remain unchanged and shall terminate at the shareholders’ meeting called to approved the financial statements for the financial year ending on December 31, 2019.

Resolution 4 appoints a second lead statutory auditor and a second deputy statutory auditor pursuant to Article L 823-2 of the French commercial code, as the Company now meets the threshold for the establishment of consolidated accounts which also requires having two lead statutory auditors and two deputy statutory auditors. The Company therefore needs to appoint a second lead statutory auditor and a second deputy statutory auditor for six years. As a consequence, the management and audit committee obtained proposals from different auditor firms. After a review of those different proposals, we propose to appoint:

-                                   ,                               , as second lead statutory auditors,

-                                   ,                               , as second deputy statutory auditors,

for a period of six financial years ending at the end of the ordinary shareholders meeting which will be called to approve the financial statements for the year ending December 31, 2021.

The Board of Directors unanimously recommends that shareholders vote “FOR” Resolutions 1, 2, 3, and 4.

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PROPOSALS TO ELECT DIRECTORS

(Resolutions 5-10)

The Board of Directors

French law provides that the Board be composed of no fewer than three and not more than 18 members, and within those limits the actual number of directors may be provided for in the Statuts, our By-laws, or determined by the shareholders at the Meeting. The number of directors may be increased or decreased only by decision of the shareholders. No more than a third of directors may be over the age of 75. The current size of the Board is six directors, including the Chief Executive Officer of the Company.

The Board held seven meetings during the year ended December 31, 2015. During 2015, all incumbent members of the Board attended at least 75% of the aggregate number of (i) meetings of the Board and (ii) meetings held by all committees of the Board on which the director served at the time the director was a member of the Board or the committee.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors has a general policy that the positions of the Chairman and Chief Executive Officer should be held by separate persons. However, this general policy serves as part of a flexible framework within which the Board may conduct its business, and is not a binding legal obligation. Our Board believes that it should have the flexibility to make its determination as to whether these positions should be held by separate persons or one person at any given point in time in the way that it believes best to provide appropriate leadership for us at that time. Presently, the Board of Directors has established a structure whereby our Chairman position is a non-executive position held by an independent director. The current Chairman is Craig Stapleton. The Board has continued this separation, as it currently believes that having a Chairman independent of management helps ensure critical advice, independent thinking and independent oversight as we continue to implement our strategic plans, and allows our Chief Executive Officer to more closely focus on our day-to-day business. Our Chairman’s primary responsibilities are to preside at meetings of the Board and of the non-management and independent Board members, serve as the principal liaison between our Chief Executive Officer and management, on the one hand, and the Board, on the other hand, and provide not only our other directors, but also our stockholders, with an independent leadership contact. The Board of Directors recognizes that there could be circumstances in the future that would lead it to combine the positions of Chairman of the Board and Chief Executive Officer.

Role in Risk Oversight

Our Board of Directors’ role in risk management is primarily one of oversight with the day-to-day responsibility for risk management implemented by our management team. At regularly scheduled meetings, the Board receives management updates on our business operations, financial results and strategy and discusses risks related to the business. In carrying out its risk oversight function, our Board of Directors has three standing committees: Audit, Compensation and Nominating and Corporate Governance, each of which is responsible for risk oversight within that committee’s area of responsibility.

As part of its responsibilities, the Audit Committee oversees our financial policies, including financial risk management. The Audit Committee assists our Board in its oversight of risk management by discussing with management, particularly the Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures and the steps management has taken to monitor and control risk exposures. The Audit Committee also annually receives and considers a report from PricewaterhouseCoopers Audit regarding the Company’s internal controls over financial reporting.

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Each of the other committees of our Board of Directors considers risks within its areas of responsibility. The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company. Our Compensation Committee has concluded that none of the Company’s compensation programs are reasonably likely to cause management to take inappropriate or excessive risks. The Nominating and Corporate Governance Committee considers risks relating to board membership and corporate governance.

Diversity

We have no formal policy regarding Board diversity. Our priority in selection of Board members is identification of members who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape of the industries in which we operate. We will consider, in identifying first-time candidates, nominees for director, or evaluating individuals recommended by shareholders, the current composition of the Board in light of the diverse communities and geographies we serve and the interplay of the candidate’s or nominee’s diverse individual experience, education, skills, background and other qualities and attributes with those of the other Board members. The Nominating and Corporate Governance Committee and Board monitor the Board’s effectiveness through the Board’s self-evaluation process. The Nominating and Corporate Governance Committee and the Board believe that the current composition of the Board reflects a group of highly talented individuals with diverse backgrounds, skills, professional and industry experience, and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareholders.

Nominees Standing for Election

The Nominating and Corporate Governance Committee has recommended and the Board has nominated the following individuals for director: Michael S. Anderson, Guillaume Cerutti, Francis J.T. Fildes, Christophe Navarre, Ambassador Craig Stapleton, and Ben C. Van Assche. All of the nominees are current members of our Board and, with the exception of Mr. Anderson, have been determined to be independent under the rules of the Nasdaq Stock Market. As our Chief Executive Officer and President, Mr. Anderson is not independent. Our Nominating and Corporate Governance Committee has reviewed each nominee’s qualifications and has recommended to our Board that each nominee be submitted to a vote of our shareholders at the Meeting, each to serve until the 2017 Meeting of Shareholders or until his or her successor is duly elected and qualified. Each of our nominees has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for another nominee proposed by the Nominating and Corporate Governance Committee and the Board, or the Board may reduce the number of directors to be elected at the 2017 Meeting of Shareholders. Proxies cannot be voted for a greater number of persons than the number of nominees named in the proxy statement.

Set forth below is certain biographical information furnished to us by the directors standing for election at the Meeting:

Mr. Michael S. Anderson, age 67, has been a member of Flamel’s Board since June 2012. Mr. Anderson has been Chief Executive Officer of Flamel since March 2012. Prior to joining Flamel, Mr. Anderson was Chief Executive Officer of Éclat Pharmaceuticals LLC since its creation in November 2010 until it was acquired by Flamel in March 2012. Before his employment at Éclat, Mr. Anderson was President and CEO of the generic business division of KV Pharmaceuticals, an executive at ETHEX Corporation and President and CEO of Ther-Rx Corporation, a leader in women’s healthcare. Mr. Anderson also has worked for Schein Pharmaceuticals and started his career at A.H Robins. Based on his experience as seasoned and disciplined executive in the pharmaceutical industry, Mr. Anderson brings to the Flamel Board over 46 years of experience.

Mr. Guillaume Cerutti, age 50, has been a member of Flamel’s Board since June 2011. Mr. Cerutti was the Chairman and Chief Executive Officer of Sotheby’s France, which operates art auction and private sale businesses, a position he has held from September 2007 to August 2015. In the same field of activity, he will join in September 2016 Christies, as President for Europe, Middle East, Russia and India. From June 2004 until August 2007, Mr. Cerutti was the CEO of the French Directorate General for Competition, Consumer Affairs and Repression of Fraud (Ministry of Finance and Economy). From 1996 to 2001, Mr Cerutti was managing director of the Centre Pompidou (Paris), one of the most important modern and contemporary art museums in the world. From 1991 to 1995, he was a member of the Inspection Générale des Finances, the internal audit department of the French Ministry for Finance and the Economy. He currently serves as Chairman of the Board of the ‘Institut de Financement du Cinéma et des Industries Culturelles’, which offers guarantees and loans for cultural industries. Based on his experience as a CEO and his strong financial background, Mr. Cerutti brings to the Board and the Audit and Nominating and Corporate Governance Committees over 20 years of experience.

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Dr. Francis J.T. Fildes, age 71, has been a member of Flamel’s Board since February 2008. Dr. Fildes was Managing Director of Fildes Partners Ltd , a management consultancy business to the bio-pharmaceutical and healthcare industries, which he founded in September 2002 and held until November 2014. Prior to this, Dr. Fildes held the position of Senior Vice President: Head of Global Drug Development for AstraZeneca a global pharmaceutical company, from April 1999 until December 2002. Since leaving AstraZeneca, Dr. Fildes has also been a Director of ProStrakan Pharmaceuticals plc and Keryx Inc, both public biopharmaceutical companies and Strakan Ltd, Proskelia SA and Pyramed Pharma, three privately funded bio-pharmaceutical Companies. Dr. Fildes is a Fellow of the Royal Society of Medicine and a Fellow of the Royal Society of Chemistry. Based on his experience as an executive, a director and consultant in the pharmaceutical industry, Dr. Fildes brings to the Board and the Compensation and Audit Committees over 40 years of experience.

Mr. Christophe Navarre, age 57, has been a member of Flamel’s Board since June 2014. Since May 1997, Mr. Navarre has been Chief Executive Officer of Moët Hennessy, the Wines and Spirits division of LVMH Moët Hennessy Louis Vuitton SA, a worldwide luxury brands company. Mr. Navarre is also a board member of the Comité Colbert, a luxury brand trade association, a member of the Heineken Advisory Board, and President of the Fédération des Exportateurs de Vins et Spiritueux de France, the French wine export association. He is an Officer of the French Legion of Honor, a Commandeur de l’Ordre du Mérite Agricole and an Officier de l’Ordre de la Couronne in Belgium. Based on his experiences as a successful business leader and board member of public and private companies, Mr. Navarre brings to the Board and the Compensation and Nominating and Corporate Governance Committees over 34 years of experience.

The Honorable Craig Stapleton, age 71, has been a member of Flamel’s Board of Directors since June 2011. Since January 2009, Mr. Stapleton has served as Senior Adviser to Stone Point Capital, a private equity firm. Mr. Stapleton served as United States Ambassador to France from 2005 to 2009. He also served as United States Ambassador to the Czech Republic from 2001 until 2004. Mr. Stapleton served as President of Marsh and McLennan Real Estate Advisors of New York, a commercial real estate firm, from 1982 until 2001. He has been a co-owner of the St. Louis Cardinals baseball team since July 2009 and was a co-owner of the Texas Rangers baseball team from 1989 until 1998. Mr. Stapleton has served on the Board of Directors of Flamel Technologies, S.A. since July 2011 (becoming Chairman of the Board in July 2014). He also has served as a member of the Board of Directors of the George W. Bush Library and Foundation since January 2006, and as a member of the Board of Directors of the National September 11 Memorial and Museum at the World Trade Center since January 2009. Mr. Stapleton currently serves as a director of Abercrombie & Fitch Co., an apparel retailer, and as a director of two private companies: Carlile Bancshares, Inc., which invests in U.S. community banks, and C3/CustomerContactChannels, a customer contact outsourcing business. Based on his experiences as an Ambassador, and as a Chairman and director of several public and private companies, Ambassador Stapleton brings to the Board and the Compensation, Audit, and Nominating and Corporate Governance Committees over 40 years of experience.

Mr. Benoit (Ben) C. Van Assche, age 70, has been a member of Flamel’s Board since June 2014.  Mr. Van Assche is a member of the international jury that assists the government of the Walloon Region in its policy towards clusters of competitiveness, in particular the BioWin health cluster, a position he has held since December 2006.  Based on his experience as a director and senior executive in the chemical,  pharmaceutical and healthcare industries, Mr. Van Assche brings to the Board and the Compensation, Audit, and Nominating and Corporate Governance Committees over 40 years of experience.

All of the above nominees have declared their readiness to accept this mandate and that they do not exercise, in France, mandates in other companies which prevent them from accepting and fulfilling the duties of such office.

The Board of Directors unanimously recommends that shareholders vote “FOR” Resolutions 5, 6, 7, 8, 9, and 10 to renew the board memberships of each of the aforenamed six directors.

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CORPORATE GOVERNANCE

Company Governance

In accordance with French law governing a société anonyme, the Company is managed by its Board and by its Directeur Général (or “Chief Executive Officer”), who has full executive authority to manage the affairs of the Company, subject to the prior authorization of the Board or of the Company’s shareholders for certain decisions expressly specified by law. In addition, the Directeur Général may submit to the Board the nomination of one or more, but not more than five (5) Directeurs Généraux Délégués.

The Board reviews and monitors the Company’s business, financial and technical strategies. In addition, under French law, the Board prepares and presents the year-end French statutory accounts of the Company to the shareholders and convenes shareholders’ meetings.

Under French law, a director may be an individual or a legal entity. A legal entity that serves as a director must appoint an individual, as a ‘permanent representative,’ who represents such legal entity on the Board. There is no limitation, other than applicable age limits, on the number of terms that a director may serve. Directors are elected by the shareholders and serve until the expiration of their respective terms, or until their resignation, death or removal, with or without cause, by the shareholders. Vacancies which exist on the Board: (i) because of the resignation or death of a director, may be filled by the Board pending the next shareholders’ meeting, if the number of remaining directors after such resignation or death exceeds the minimum number of directors set forth in the Articles of Association; (ii) for whatever reason, must be filled by the Board within three months of such vacancy, if the number of remaining directors after such vacancy is less than the minimum number of directors set forth in the Articles of Association but exceeds the minimum legal requirement; and (iii) for whatever reason, must be filled immediately at a shareholders’ meeting if the number of directors after such vacancy is less than the minimum legal requirement.

Board Practices

Non-executive Directors of the Company receive fees for their services and are entitled to subscribe for warrants (as set forth in the Executive Compensation section below). Directors’ fees and warrants are proposed by the Board and are submitted for the approval of shareholders at the ordinary shareholders’ meeting. Non-executive directors are reimbursed, upon request, for expenses incurred in attending Board meetings. Upon termination, no benefits are provided to non-executive directors.

All directors are elected by the shareholders at each ordinary shareholders’ meeting approving the annual French statutory accounts of the Company. A quorum of the Board consists of one-half of the members of the Board, and actions are generally approved by a vote of the majority of the members present or represented by other members of the Board. The Board has the ability to determine its own internal rules for certain procedures. The Chairman of the Board does not have the ability to cast a deciding vote in the event of a tie vote. A director may give a proxy to another director, but a director cannot represent more than one other director at any particular meeting. Members of the Board represented by another member at meetings do not count for purposes of determining the existence of a quorum.

Directors are required to comply with applicable law and the Company’s statuts. Under French law, directors are liable for violations of French legal or regulatory requirements applicable to ‘sociétés anonymes’, violation of the Company’s statuts or mismanagement. Directors may be held liable for such actions both individually and jointly with the other directors.

French law requires that companies having at least 50 employees for a period of twelve (12) consecutive months have a Comité d’Entreprise (“Employee Representation Committee”) composed of representatives elected from among the personnel. The Employee Representation Committee was formed in 1997. Two of those representatives are entitled to attend all meetings of the Board of the Company and shareholders’ meetings, but they do not have any voting rights.

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Compensation Committee

Composition, Qualifications and Governance

The Board has a Compensation Committee composed of Francis Fildes (Chairman), Ambassador Craig Stapleton, Christophe Navarre and Ben Van Assche. The Board has determined that all of the members of the Compensation Committee are independent within the meaning of the listing standards of Nasdaq. The Compensation Committee makes recommendations to the Board on the compensation of the executive officers of the Company, including the Chief Executive Officer. The Board makes the final decisions on compensation. The Compensation Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at www.flamel.com/about-flamel/governance. The Compensation Committee reviews the charter annually and works with the Board of Directors to amend them as appropriate to reflect the evolving role of the Compensation Committee.

Responsibilities and Duties

The Compensation Committee considers, recommends and oversees the Company's incentive compensation plans and equity-based plans in which the CEO and other executive officers and other employees of the Company may be the beneficiaries, including, but not limited to, (a) approving option grants and restricted stock or other awards to be proposed to the Board for adoption, (b) interpreting the plans, (c) recommending rules and regulations relating to the plans, (d) recommending modifications to or canceling of existing grants or awards and (e) recommending imposing limitations, restrictions and conditions upon any grant or award as the Committee deems necessary or advisable.

The Compensation Committee, on an annual basis, reviews and approves corporate goals and objectives relevant to CEO and executive officers compensation, evaluates the CEO’s and executive officer’s performance in light of those goals and objectives, and based on this evaluation recommends to the Board, for the CEO and executive officers, (a) the annual base compensation or salary amount, (b) annual bonus arrangements, if any, (c) any long-term incentive compensation, (d) any employment agreements, severance arrangements, and change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, in each case as, when and if deemed necessary or advisable and (e) any perquisites, special or supplemental benefits.

Audit Committee

Composition, Qualifications and Governance

The Board has an Audit Committee composed of Guillaume Cerutti (Chairman), Francis J.T. Fildes, Benoit Van Assche, and Ambassador Craig Stapleton. The Board has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of Nasdaq and that Mr. Cerutti, as the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Cerutti has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member is financially literate within the meaning of the Nasdaq listing standards.

The Audit Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at www.flamel.com/about-flamel/governance. The Audit Committee reviews the charter and calendar annually and works with the Board of Directors to amend them as appropriate to reflect the evolving role of the Audit Committee.

Responsibilities and Duties

The Audit Committee recommends to the Board the selection of the Company’s independent registered public accounting firm and reviews the findings of the auditors and operates in accordance with the Audit Committee Charter, which is reviewed annually. The Audit Committee Charter outlines the roles and responsibilities of the Audit Committee which includes appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and review of related party transactions pursuant to the Company’s policy. The Audit Committee also assists the Board in oversight of: (1) the integrity of the financial statements of the Company; (2) the adequacy of the Company’s system of internal controls; (3) compliance by the Company with legal and regulatory requirements; (4) the qualifications and independence of the Company’s independent auditors; and (5) the performance of the Company’s independent and internal auditors).

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Nominating and Corporate Governance Committee

Composition, Qualifications and Governance

The Board has a Nominating and Corporate Governance Committee, composed of Ben Van Assche (Chairman), Guillaume Cerutti, Christophe Navarre, and Ambassador Craig Stapleton. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of Nasdaq. The Nominating and Corporate Governance Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at www.flamel.com/about-flamel/governance. The Nominating and Corporate Governance Committee reviews the charter and calendar annually and works with the Board of Directors to amend them as appropriate to reflect the evolving role of the Nominating and Corporate Governance Committee.

Responsibilities and Duties

The Nominating and Corporate Governance Committee’s overall purposes are to (1) identify individuals qualified to become Board members; (2) recommend to the Board director nominees for the next annual or special meeting of shareholders at which directors are to be elected; (3) recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings; (4) identify and recommend directors for membership on Board committees; (5) evaluate Board performance; (6) oversee and set compensation for the Company’s directors; (7) develop, recommend and oversee compliance with the corporate governance procedures to be followed by the Company, and oversee compliance with the Company’s Standards of Business Conduct and the Code of Ethics; (8) review the Company’s reporting in documents filed with the Securities and Exchange Commission (the "SEC"), to the extent related to corporate governance and other matters set forth in this charter; and (9) oversee public policy and legislative matters applicable to the Company as well as the Company’s regulatory compliance.

Policies and Procedures for Related Person Transactions

Our Board has adopted a written policy with respect to related person transactions which is intended to comply with good corporate governance practices as well as U.S. securities laws rules and regulations. This policy governs the review, approval or ratification of covered related person transactions. The Audit Committee of our Board manages this policy.

For purposes of our related person transactions policy as managed by our Audit Committee, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

A “related person” is defined as:

•	Any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors;

•	Any person who is known to be the beneficial owner of more than five percent of any class of our voting securities;

•	Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner; and

•	Any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a ten percent or greater beneficial ownership interest.

The policy generally provides that we may enter into a related person transaction only if:

•	the Audit Committee pre-approves such transaction in accordance with the guidelines set forth in the policy,

•	the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the Audit Committee (or the chairperson of the Audit Committee) approves or ratifies such transaction in accordance with the guidelines set forth in the policy,

•	the transaction is approved by the disinterested members of the Board, or

•	the transaction involves compensation approved by the Compensation Committee of the Board.

In the event a related person transaction is not pre-approved by the Audit Committee and our management determines to recommend such related person transaction to the Audit Committee, such transaction must be reviewed and by the Audit Committee. After review, the Audit Committee will approve or disapprove such transaction. When our Chief Legal Officer, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the next Audit Committee meeting, the chairperson of the Audit Committee possesses delegated authority to act on behalf of the Audit Committee. The Audit Committee (or the chairperson of the Audit Committee) may approve only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our shareholders, as the Audit Committee (or the chairperson of the Audit Committee) determines in good faith.

The Audit Committee has determined that certain types of related person transactions are deemed to be pre-approved by the Audit Committee. Our related person transaction policy provides that the following transactions, even if the amount exceeds $120,000 in the aggregate, are considered to be pre-approved by the Audit Committee:

•	any employment of certain named executive officers that would be publicly disclosed;

•	director compensation that would be publicly disclosed;

•	transactions with other companies where the related person’s only relationship is as a director or owner of less than ten percent of said company (other than a general partnership), if the aggregate amount involved does not exceed the greater of $200,000 or five percent of that company’s consolidated gross revenues;

•	transactions where all shareholders receive proportional benefits;

•	transactions involving competitive bids;

•	transactions with a related person involving the rendering of services at rates or charges fixed in conformity with law or governmental authority; and

•	transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

In addition, the Audit Committee will review the policy at least annually and recommend amendments to the policy to the Board from time to time.

The policy provides that all related person transactions will be disclosed to the Audit Committee, and all material related person transactions will be disclosed to the Board. Additionally, all related person transactions requiring public disclosure will be properly disclosed, as applicable, in our various public filings.

The Audit Committee will review all relevant information available to it about the related person transaction. The policy provides that the Audit Committee may approve or ratify the related person transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The policy provides that the Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction.

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Related Party Transactions.

Since December 31, 2014, the only related party transaction we engaged in was the acquisition of FSC Holdings, LLC, which we announced on February 8, 2016. In such transaction, we acquired FSC Holdings, LLC and its wholly owned subsidiaries FSC Pediatrics, Inc., FSC Therapeutics, LLC, and FSC Laboratories, Inc. from Deerfield CSF, LLC, an affiliate of Deerfield Management, one of our major shareholders. FSC is a Charlotte, NC-based specialty pharmaceutical company that markets three pediatric pharmaceutical products indicated for infection, allergy, gastroesophageal disease (GERD), and a medical device for the administration of aerosolized medication using pressurized Metered Dose Inhalers (pMDIs) for the treatment of asthma. Under the terms of the acquisition, Flamel will pay $20.25 million over a five year period to Deerfield for all of its equity interests in FSC Holdings. Specifically, Flamel will pay $1.05 million annually for five years and will make a final payment in January 2021 of $15.0 million. Flamel will also pay Deerfield a 15% royalty per annum on net sales of the current FSC products, up to $12.5 million for a period not exceeding ten years.

Shareholder Approval of “Related Party Agreements” for French Law Purposes

Separate from the related party transaction policy described above, French law provides for a specific disclosure and review procedure with respect to any direct or indirect agreements between a corporation and its CEO, chairman, directors, supervisory or management board members, or any shareholder owning more than 10% of the voting rights, or with another corporation having the same legal representatives. Among other things, French law requires that our shareholders approve the report of our statutory auditor as to such agreements. The proposal related to this shareholder approval is set forth in this proxy statement under the caption “Proposal to Approve Agreements with Related Parties.”

AUDIT COMMITTEE REPORT

Pursuant to SEC rules for proxy statements, the Audit Committee of the Board has prepared the following Audit Committee Report. The Audit Committee intends that this report clearly describe our current audit program, including the underlying philosophy and activities of the Audit Committee.

Composition, Qualifications and Governance

The Board has an Audit Committee comprised of solely independent directors, namely Guillaume Cerutti (Chairman), Francis J.T. Fildes, Benoit Van Assche, and Ambassador Craig Stapleton. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee’s responsibilities are set forth in this charter, which was amended and restated effective March 2, 2016. The charter is reviewed by management at least annually, and any recommended changes are presented to the Audit Committee for review and approval. The charter is available on our website at www.flamel.com/about-flamel/governance.

Responsibilities and Duties

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Audit Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

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The Audit Committee met seven times during 2015. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings generally include private sessions with the Company’s independent auditors, without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. In addition to the scheduled meetings, senior management confers with the Audit Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the U.S. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and with respect to whether the Company’s internal control over financial reporting is effective. The Audit Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Matters Discussed with Management and Independent Auditors

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. During 2015, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with PricewaterhouseCoopers Audit matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter received from PricewaterhouseCoopers Audit required by applicable requirements of the PCAOB regarding PricewarerhouseCoopers Audit’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Audit Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Based on the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Board, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Submitted by: Audit Committee

Guillaume Cerutti (Chairman of the Audit Committee)

Ambassador Craig Stapleton

Benoit Van Assche

Francis J.T. Fildes

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The Audit Committee Report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this report by reference therein.

EXECUTIVE OFFICERS

Our executive officers serve at the discretion of the Board, and serve until they resign, are removed or are otherwise disqualified to serve, or until their successors are elected and qualified. Our executive officers presently include:

Michael S. Anderson – Chief Executive Officer

For information regarding Mr. Anderson, see “Proposals to Elect Directors - Nominees Standing for Election.”

Sandra L. Hatten – Senior Vice President of Quality and Regulatory Affairs

Sandra L. Hatten, age 59, was appointed Senior Vice President of Quality and Regulatory Affairs of Flamel in June 2015. Prior to joining Flamel, Ms. Hatten was employed from October 2010 to June 2015 by Mallinckrodt, plc, a global specialty biopharmaceutical company, where she served as Senior Vice President of Quality and Regulatory Compliance from February 2014 until June 2015. From October 2010 until September 2012, Ms. Hatten was employed by Mallinckrodt, as Director and Sr. Director of Quality. From September 2012 until February 2014, Ms. Hatten held the position of Vice President, Quality and Regulatory Compliance with Mallinckrodt. Ms. Hatten has more than 30 years of experience in the pharmaceutical industry, during which she has held leadership roles in quality and operations for brand as well as generic drug manufacturers, where she has been responsible for establishing and implementing broad-based quality programs across multiple sites. Ms. Hatten holds bachelor’s and master’s degrees from Marshall University in Huntington, West Virginia.

Phillandas T. Thompson – Senior Vice President, General Counsel and Corporate Secretary

Phillandas T. (Phil) Thompson, age 42, has been Senior Vice President and General Counsel of Flamel since November 2013. Before joining Flamel, Mr. Thompson was employed from January 2012 until November 2013 at West-Ward Pharmaceutical Corp. as Vice President, Legal Affairs, from January 2010 until November 2011 at Paddock Laboratories, Inc. as Vice President, General Counsel, from April 2006 until January 2010 at KV Pharmaceutical Co as Vice President, Strategic Business Transactions and Assistant General Counsel, and from October 2002 until March 2006 at Barr Laboratories, Inc. as Associate General Counsel. Prior to his employment with Barr Laboratories, Mr. Thompson was a corporate associate at White & Case, LLP. Mr. Thompson is a member of the New York Bar, the Missouri Bar, and the Minnesota Bar and has several other professional affiliations. Mr. Thompson earned a B.A. from Washington University in St. Louis and is also a graduate of the University of Michigan Law School (Juris Doctor) and the University of Michigan Business School (Master of Business Administration).

Michael Kanan – Senior Vice President and Chief Financial Officer

Michael F. Kanan, age 53, was appointed Senior Vice President and Chief Financial Officer of Flamel in October 2015. Prior to joining Flamel, Mr. Kanan was employed by Sigma-Aldrich Corp. from April 2009 until November 2015, where he served as Vice President Finance, Corporate Controller and Chief Accounting Officer of Sigma-Aldrich from April 2009 until November 2015. Sigma-Aldrich is a life science and high technology company which was acquired by Merck KGaA, a health care, life science and performance materials company based in Germany, in November 2015. Mr. Kanan began his career at the international accounting firm Deloitte & Touche, and also held accounting and finance leadership positions with Hutchinson Group, a subsidiary of Total S.A., and Meritor, a global supplier of drivetrain, mobility, braking and aftermarket solutions for commercial vehicle and industrial markets. Mr. Kanan holds a Bachelor of Arts degree in Accounting from Michigan State University and became a CPA in 1987.

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Gregory J. Davis – Vice President of Corporate and Business Development

Gregory J. Davis, age 51, was appointed Vice President of Business Development of Flamel in June 2015. Prior to joining Flamel, Mr. Davis co-founded and was Chief Business Officer of Flag Therapeutics, Inc., a company engaged in oncology drug discovery and development. Mr. Davis was employed from March 2010 to September 2012 at Patheon, Inc., a provider of drug development and delivery solutions, located in Durham, North Carolina, where he held the position of Vice President of Corporate Development. Previously Mr. Davis was employed for eight years at GlaxoSmithKline as Director of Worldwide Business Development. Mr. Davis has substantial experience leading acquisition and divestment of products and businesses and structuring licensing agreements. Mr. Davis has a B.A. in Economics from the University of North Carolina, Chapel Hill and an M.B.A. from its Keenan Flagler Business School.

David Monteith – Vice President of Research and Development

Dr. David Monteith, age 52, was appointed Vice President of Research and Development in October 2014. Prior to joining Flamel, Dr. Monteith was employed from 2009 to 2014 at Merck & Co., Inc., a global healthcare solutions company, where he held the position of Associate Vice President of Pharmaceutical Development for Emerging Markets. From 2000 to 2009, Dr. Monteith was employed by Schering-Plough Corporation, a pharmaceutical company that merged with Merck & Co., Inc. in November 2009 in various positions from Associate Director, Pharmaceutical Development to Senior Director, Product Value Enhancement. With over 25 years of experience in the pharmaceutical industry, Dr. Monteith has held senior leadership roles in the areas of drug delivery and pharmaceutical drug product development. Dr. Monteith is a graduate in Pharmacy from the University of Strathclyde, Glasgow where he also obtained his Ph.D. from the Department of Pharmaceutics. He later also received an MBA from the University of Warwick, UK.

Dhiren D’Silva – Vice President of Irish and European Operations

Dhiren D’Silva, age 43, was appointed Vice President of Irish and European Operations of Flamel in September 2015. Prior to joining Flamel, Mr. D’Silva was employed from August 2013 to September 2015 at NPS Pharmaceuticals Inc., a biopharmaceutical company engaged in developing therapies for patients with rare diseases; NPS was acquired by an affiliate of Shire plc in January 2015. Mr. D’Silva held the position of Senior Director of International Business Operations at NPS. Prior to his employment with NPS, Mr. D’Silva was employed from January 2008 to July 2013 at Catalent Pharma Solutions Inc. a drug delivery provider located in Somerset, New Jersey, as Director of Business Development for its Product Ventures Group, focusing on the development and out-licensing of ANDA’s. He holds an MBA from the Katholieke Universiteit Leuven (Belgium) as well as a BA in Economics from St. Xavier’s College in Mumbai, India.

Scott A. Macke – Vice President of Supply Chain and Operations

Scott A. Macke, age 46, has been Vice President of Supply Chain and Operations of Flamel since March 2012. He has over 20 years of experience in the pharmaceutical industry with direct involvement specific to both drug product development and commercialization. Prior to joining Flamel, Mr. Macke was employed from November 2010 to March 2010 at Éclat Pharmaceuticals, L.L.C., most recently as the Chief Operating Officer. Prior to his employment at Éclat Pharmaceuticals, Mr. Macke was employed by KV Pharmaceutical as Senior Director of Project Management and at Mallinckrodt Pharmaceuticals in various technical and operational positions. Mr. Macke holds undergraduate degrees in Biology and Chemistry from Missouri State University and a Master of Business Administration from the John E. Simon School of Business at Maryville University.

Steven G. Sullivan – Vice President of Strategic Marketing

Steven G. Sullivan, age 51, was appointed Vice President, Strategic Marketing of Flamel in October 2015. Prior to joining Flamel, Mr. Sullivan was employed from September 2014 to October 2015 by Sunovion Pharmaceuticals Inc. a Sumitomo Dainippon Pharma company, where he served as Director of Managed Markets Marketing from September 2014 to October 2015. From November 2009 until September 2014, Mr. Sullivan was employed at Daaichi Sankyo Pharmaceuticals, a Daiichi Sankyo company, as an Area Business Manager, Senior Brand Manager and Senior Manager Payer Marketing. Mr. Sullivan holds a Bachelor of Arts degree in Management from Washington State University.

David P. Gusky – Corporate Controller and Chief Accounting Officer

David P. Gusky, age 39, was appointed Corporate Controller and Chief Accounting Officer of Flamel in December 2015. Prior to joining Flamel, Mr. Gusky was employed by Sigma-Aldrich Corp. from May 2006 until November 2015, where he served as Director of Financial Planning & Analysis of Sigma-Aldrich from November 2013 until November 2015. Sigma-Aldrich is a life science and high technology company which was acquired by Merck KGaA, a health care, life science and performance materials company based in Germany, in November 2015. Mr. Gusky began his career at the international accounting firm Deloitte & Touche, and also held finance management positions with Solutia, Inc., a global manufacturer of performance materials and specialty chemicals. Mr. Gusky holds Bachelors of Science degrees in Accountancy and Finance and a Masters of Accountancy from the University of Missouri-Columbia.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our issued and outstanding ordinary shares by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding ordinary shares, (ii) each Named Executive Officer of the Company, (iii) each director and director nominee of the Company and (iv) all directors and executive officers as a group Except as otherwise indicated in the footnotes below, such information is provided as of the most recent practicable date, May 27, 2016. According to SEC rules, a person is the "beneficial owner" of securities if he, she or it has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, the conversion of a security or otherwise.

Name and Address of Beneficial Owners(1)	Amount of Beneficial Ownership(2)	Percentage of Class(2)

>5% Shareholders:
Deerfield Mgmt, L.P.(3) 780 Third Avenue New York, New York 10017	7,372,809	17.88%

Broadfin Capital, LLC(4) 300 Park Avenue, 25th Floor New York, New York 10022	4,394,464	10.66%

Bank of New York Mellon Corp.(6) 225 Liberty Street New York, New York 10286	2,619,872	6.35%

Directors, Director Nominees and Named Executive Officers:
Craig R. Stapleton(7)	727,127	1.75%
Michael S. Anderson(8)	469,625	1.13%
Guillaume Cerutti(9)	180,000	*
Francis J.T. Fildes(10)	130,026	*
Christophe Navarre(11)	100,026	*
Benoit Van Assche(12)	100,026	*
Phillandas T. Thompson(13)	83,750	*
Michael F. Kanan	-	*
David Monteith(14)	27,500	*
Scott A. Macke	28,125	*
Steven A. Lisi	-	*
Siân Crouzet	-	*
All directors and executive officers as a group (14 persons)	1,886,705	4.45%

* Represents beneficial ownership of less than 1% of our outstanding ordinary shares.

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1.	Except as stated in the table above or the footnotes below, the address of the named person is c/o Flamel Technologies S.A., Parc Club du Moulin à Vent, 33, avenue du Docteur Georges Levy, Vénissieux, France 69200.

2.	Unless otherwise stated in the footnotes to this table, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the ordinary shares indicated as beneficially owned. Ownership percentages are based on 41,241,254 ordinary shares outstanding on May 15, 2016. The number of shares beneficially owned includes ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of May 15, 2016. Ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of May 15, 2016 are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

3.	This information in the table and in this footnote is based on a Schedule 13G/A filed with the SEC on March 22, 2016 by Deerfield Mgmt, L.P., Deerfield Special Situations Fund, L.P., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Management Company, L.P., Breaking Stick Holdings, LLC and James E. Flynn. According to the Schedule 13G/A, Deerfield Mgmt, L.P. and James E. Flynn share voting and dispositive power with respect to (i) an aggregate of 4,072,809 ordinary shares, consisting of (A) 1,183,614 ordinary shares held by Deerfield Special Situations Fund, L.P., of which Deerfield Mgmt, L.P. is general partner, (B) 1,346,365 ordinary shares held by Deerfield Private Design Fund II, L.P., of which Deerfield Mgmt, L.P. is general partner, and (C) 1,542,830 shares held by Deerfield Private Design International II, L.P., of which Deerfield Mgmt, L.P. is general partner, and (ii) ordinary shares underlying warrants to purchase an aggregate of 3,300,000 ADSs held by Breaking Stick Holdings, LLC, of which is Deerfield Management Company, L.P. is the manager and Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P. are members. The provisions of the warrants restrict the exercise of such warrants to the extent that, upon such exercise, the number of shares then beneficially owned by the holder and its affiliates and any other person or entities with which such holder would constitute a Section 13(D) “group” would exceed 9.985% of the total number of shares of the Company then outstanding (the “Ownership Cap”). Notwithstanding the number of shares reported, each of Deerfield Mgmt, L.P., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Management Company, L.P., Breaking Stick Holdings, LLC and James E. Flynn disclaims beneficial ownership of the ordinary shares underlying such warrants to the extent beneficial ownership of such ordinary shares would cause all reporting persons filing such Schedule 13G/A, in the aggregate, to exceed the Ownership Cap. Deerfield Management Company, L.P. is the investment advisor to Deerfield Special Situations Fund, L.P., Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.

4.	The information in the table and in this footnote is based on a Schedule 13G/A filed with the SEC on February 2, 2016 by Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd. and Kevin Kotler, each of whom shares voting and dispositive power with respect to an aggregate of 4,394,464 of the Company’s ordinary shares. Broadfin Capital, LLC and Kevin Kotler each disclaims beneficial ownership of such ordinary shares except to the extent of their pecuniary interest therein.

5.	The information in the table and in this footnote is based on a Schedule 13G filed with the SEC on January 1, 2016 by Janus Capital Management LLC. Janus Capital Management LLC has a direct 96.81% ownership stake in INTECH Investment Management (“INTECH”) and a direct 100% ownership stake in Perkins Investment Management LLC (“Perkins”), and as a result of their ownership structure, holdings for Janus Capital Management LLC, Perkins and INTECH are aggregated for purposes of such Schedule 13G/A. Janus Capital Management LLC, Perkins and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (“Managed Portfolios”). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital Management LLC may be deemed to be the beneficial owner of 4,318,315 ordinary shares of the Company held by such Managed Portfolios. However, Janus Capital Management LLC does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. The Managed Portfolios have the right to receive all dividends from, and the proceeds from the sale of, the securities held in their respective accounts. The interest of any one such person does not exceed 5% of the Company’s outstanding ordinary shares.

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6.	The information in the table and in this footnote is based on a Schedule 13G filed with the SEC on January 1, 2016 by The Bank of New York Mellon Corp (“BNY Mellon”). BNY Mellon shares beneficial ownership with the following subsidiaries: The Bank of New York Mellon, BNY Mellon, National Association, The Boston Company Asset Management LLC, The Dreyfus Corporation (parent holding company of MBSC Securities Corporation), and MAM (MA) Holding Trust (parent holding company of Standish Mellon Asset Management Company LLC; The Boston Company Asset Management LLC). All of the ordinary shares are beneficially owned by BNY Mellon and such subsidiaries in their various fiduciary capacities. As a result, another entity in every instance is entitled to dividends or proceeds of sale.

7.	Includes warrants to purchase ADSs with respect to 217,449 ordinary shares.

8.	Includes options to purchase ADSs with respect to 385,375 ordinary shares.

9.	Includes warrant to purchase ADSs with respect to 130,000 ordinary shares.

10.	Includes warrant to purchase ADSs with respect to 100,026 ordinary shares.

11.	Represents warrant to purchase ADSs with respect to 100,026 ordinary shares.

12.	Represents warrant to purchase ADSs with respect to 100,026 ordinary shares.

13.	Includes options to purchase ADSs with respect to 73,750 ordinary shares.

14.	Includes options to purchase ADSs with respect to 27,500 ordinary shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, we give an overview and analysis of our compensation philosophy, our compensation program, the decisions we made in 2015 under those programs with respect to our named executive officers. Included in this discussion is specific information about the compensation earned or paid in 2014 and 2015 to the following named executive officers: (i) the individuals who served as Chief Executive Officer of the Company during 2015, (ii) the individual who served as Chief Financial Officer during 2015, (iii) the next two most highly compensated executive officers of the Company who received total compensation of $100,000 or more during the fiscal year ended December 31, 2015, and (iv) one former executive officer who would have been included in (iii) if he had been employed by the Company at the end of the fiscal year (the “Named Executive Officers”). Our Named Executive Officers for 2015 are:

Michael S. Anderson	Chief Executive Officer
Michael F. Kanan	Senior Vice President and Chief Financial Officer
Siân Crouzet	Former Principal Financial Officer
Phillandas T. Thompson	Senior Vice President, General Counsel and Corporate Secretary
David Monteith	Vice President, Research and Development
Scott A. Macke	Vice President, Supply Chain and Operations
Steven A. Lisi	Former Senior Vice President, Corporate and Business Development

Compensation Philosophy and Objectives

The Compensation Committee’s executive compensation programs are designed to: (i) attract, retain and motivate executives with significant industry knowledge and the experience and leadership capability necessary for us to achieve success; and (ii) align incentives for our named executive officers with our corporate strategies and business objectives and goals; and (iii) achieve key strategic performance measures aligned with the long-term interests of our shareholders.

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Compensation Components

Our executive compensation program has three primary components: base salary, annual cash incentive awards and equity awards. Compensation amounts denominated in Euros have been translated to U.S. dollars using the average exchange rates of 1.11006, 1.32853, and 1.32813 U.S. dollar per Euro for each of the fiscal years 2015, 2014, and 2013, respectively.

•	Base Salary. We fix the base salary of each of our executive officers at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We take into account the base salaries paid by similarly-situated companies in our peer group and, to the extent practicable, we set base salary levels for similarly-situated executives within the Company at comparable levels to avoid divisiveness and encourage teamwork, collaboration, and a cooperative working environment.

•	Cash Incentive Awards. We provide annual cash incentive awards that are based upon the achievement of corporate and individual objectives established by the Compensation Committee and the Board of Directors. These cash incentive awards are designed to focus our executive officers on achieving key clinical, regulatory, commercial, operational, strategic and financial objectives.

•	Equity Awards. We use stock options and “free shares” to reward long-term performance. These equity awards are intended to provide significant incentive value for each executive officer if the Company performance is outstanding and the Company achieves its long-term goals to align executive compensation with long-term shareholder interests.

In addition to the primary components of compensation described above, we provide our Named Executive Officers with employee benefits that are generally available to our salaried employees. These benefits include health and medical benefits, flexible spending plans, matching 401(k) contributions and group life insurance.

We have also entered into agreements with our Named Executive Officers under which they are provided certain benefits in the event their employment with the Company is terminated without cause or by the Named Executive Officer for good reason, following a change in control of the Company.

Compensation Policies and Process

The Compensation Committee has oversight of our compensation philosophy and programs and annually reviews and recommends all compensation decisions relating to our Chief Executive Officer, our Named Executive Officers and all other executive officers of the Company. The Chief Executive Officer provides specific information to the committee relative to the performance of the other members of the executive management team. However, the Chief Executive Officer is always excused from the Compensation Committee meetings when his compensation or employment is discussed. The Compensation Committee considers any recommendations by the Chief Executive Officer; however, the committee recommends final compensation for all executives. All compensation decisions are assessed within the framework of the Company’s financial position and general economic conditions. Our Board of Directors typically reviews and approves the compensation decisions made by the Compensation Committee.

Our Compensation Committee has engaged the Radford Consulting (“Radford”), an AonHewitt company specializing in executive compensation, as its independent compensation consultant. In connection with the Compensation Committee’s executive compensation decisions for 2015, Radford reviewed and advised on principal aspects of our executive compensation program and performed the following services:

•	conducted a competitive assessment of the Company’s then current executive compensation arrangements, including analyzing peer group proxy statements, compensation survey data, and other publicly available data;

•	provided recommendations on the composition of the Company’s peer group; and

•	reviewed and advised on equity compensation and on industry best practices.

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The Compensation Committee has determined that the work of Radford and the individual compensation advisors employed by Radford does not create any conflict of interest. In making that determination, the Compensation Committee took into consideration the following factors: (i) the provision of other services to the Company by the consultant; (ii) the amount of fees the Company paid the consultant as a percentage of the consultant’s total revenue; (iii) the consultant’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the consultant or the individual compensation advisors employed by the consultant with any Company executive officer; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any Company stock owned by the consultant or the individual compensation advisors employed by the consultant.

Peer Group

In an effort to provide competitive total compensation to our executive officers, the Compensation Committee approved a group of comparable companies as our peer group as recommended by Radford. The peer group was selected on the basis of similarity to the Company on the following criteria: business comparability, stage of product development and commercialization, number of employees, market capitalization and revenue. The following companies were identified as our “peer group” for 2015:

Aegerion Pharmaceuticals, Inc.	Infinity Pharmaceuticals, Inc.
AMAG Pharmaceuticals, Inc.	Merrimack Pharmaceuticals, Inc.
Arena Pharmaceuticals, Inc.	Momenta Pharmaceuticals, Inc.
Ariad Pharmaceuticals, Inc.	PTC Therapeutics, Inc.
BioCryst Pharmaceuticals, Inc.	Raptor Pharmaceuticals, Inc.
Corcept Therapeutics	Rigel Pharmaceuticals, Inc.
DepoMed Inc.	Sarepta Pharmaceuticals, Inc.
Dynavax Technologies Corporation	Spectrum Pharmaceuticals, Inc.
Enanta Pharmaceuticals, Inc.	Supernus Pharmaceuticals, Inc.
Halozyme Therapeutics, Inc.	Vanda Pharmaceuticals, Inc.
ImmunoGen, Inc.

Base Salary

The Company provides base salaries to attract and retain executives with the proper experiences and skill sets required to assist us in achieving our specific business objectives, as well as our future growth and success. Base salaries provide a guaranteed base level of compensation that reflects a belief that base salary for senior executive officers should be targeted at market-competitive levels. Base salaries for a particular fiscal year are generally established at the end of the prior year. In establishing the base salaries for 2015, the Compensation Committee considered each Named Executive Officer’s role and level of responsibility at the Company, recent individual performance, perceived impact on Company results and overall Company performance. Based on the peer group and other market data presented by Radford, the Compensation Committee noted that the base salaries of our Named Executive Officers are currently positioned at the market 25th percentile in the aggregate. However, given our transition from a non-commercial to a commercial company, the Compensation Committee desires to implement a revised compensation program in the future designed to gradually migrate our Named Executive Officers base salaries to the 50th percentile of the base salaries paid to similarly situated officers at our peer group companies. The base salaries of our Named Executive Officers during 2014 and 2015 were as follows: Michael S. Anderson – $528,991 in 2014 and $550,000 in 2015, an increase of 4.0%; Michael F. Kanan (who joined the Company in November 2015 at a salary rate of $325,000) – $325,000 (annualized) in 2015; Siân Crouzet – $138,098 in 2014 and $132,691 in 2015, a decrease of 4.0% as a result of the exchange rate differences; Phillandas T. Thompson – $280,000 in 2014 and $288,400 in 2015, an increase of 3.0%; David Monteith (who joined the Company in October 2014) – $275,000 (annualized) in 2014 and $275,000 in 2015, an increase of 0.0%; Scott A. Macke – $196,100 in 2014 and $205,905 in 2015, an increase of 5.0%; and Steven A. Lisi (whose employment with the Company ended in April 2015) – $412,000 in 2014 and $412,000 (annualized) in 2015, an increase of 0.0%.

Annual Cash Incentive

The goal of the annual cash incentive program in 2015 was to align a meaningful portion of the total compensation potential for the Named Executive Officers to the achievement of specified quantitative and qualitative Company performance targets, as well as individual performance targets. The achievement of these targets advances the Company’s specific business objectives and result in long-term shareholder value. The target levels of the annual cash incentive awards were established as part of the Named Executive Officer’s individual employment agreements. Each of these employment agreements provide that the Named Executive Officer will receive an annual cash incentive award determined at the discretion of the Compensation Committee and the Board of Directors based on the Company’s performance against its objectives and individualized objective and subjective criteria, with a target award amount equal to a percentage of the Named Executive Officer’s base salary. The award criteria include specific objectives, relating to the achievement of clinical, regulatory, commercial, business and/or financial milestones.

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Our approved 2015 corporate goals consisted of:

•	generate $183.3 million in revenues and $63.4 million of adjusted operating profit;

•	restructure the Company to among other things improve its long term worldwide tax situation;

•	recruit and staff key functions, necessary to prepare the Company for 2016 and beyond;

•	file, or be within six months of filing one NDA from the five internal products then currently under development;

•	move no less than three internal products into pre-clinical/clinical trials; and

•	establish a process for enhancing drug delivery capabilities including the potential acquisition of a new drug delivery platform during the year.

The Compensation Committee determined that the Company’s corporate performance score was 75% for 2015 based solely on the Compensation Committee’s assessment of the Company’s level of achievement against the approved 2015 corporate performance goals set forth above.

Chief Executive Officer. The Compensation Committee awarded an annual cash incentive with respect to 2015 for our Chief Executive Officer in the amount of $250,000. Such amount was determined by the Committee in December 2015 based on an assessment of the factors listed above and other factors including:

•	the Company’s achievement with respect to pre-established Company financial and strategic objectives, which included: (i) achievement of a revenue target, (ii) opportunistic in- and out-licensing of clinical and commercial products, (iii) appropriate advancement of our research and development program and clinical studies, and (iv) expense management; and

•	achievement of individual performance targets that were pre-established, which included recruitment of key members of our management team, as well as providing overall leadership and vision for our management team to execute upon.

Other Named Executive Officers. The process for determining the annual cash incentive for our other Named Executive Officers, is generally similar to what is described above with respect to our Chief Executive Officer. For 2015, the Compensation Committee took into account the Company’s performance with respect to the financial and strategic performance goals discussed above. The Compensation Committee assessed the individual performance of the other Named Executive Officers and also considered the recommendations of our Chief Executive Officer. The other Named Executive Officers reported directly to our Chief Executive Officer and so, the Compensation Committee believes, the Chief Executive Officer was in a position to provide a meaningful assessment of their capabilities and contributions to the Company.

The Compensation Committee determined 2015 annual cash incentives for the other Named Executive Officers in the following amounts: Michael F. Kanan (who joined the Company in November 2015) - $0.00; Siân Crouzet – $49,953; Phillandas T. Thompson – $86,520; David Monteith – $84,915; Scott A. Macke – $55,671; Steven A. Lisi (whose employment with the Company ended in April 2015) - $0.00.

Equity Compensation

The Compensation Committee believes that equity compensation awards help to align the interests of our executive officers with those of shareholders because the value of the equity awards to the recipient increases only with the appreciation of the price of our ordinary shares. Furthermore, the Compensation Committee believes granting equity awards that vest over time encourages executives to remain with the Company. The authority to grant equity awards to our executive officers lies with the Compensation Committee and Board of Directors. The Compensation Committee takes into consideration the peer group data provided by Radford and the recommendations of our Chief Executive Officer (other than for himself). Generally, the Compensation Committee has granted stock options to our executive officers upon commencement of their employment with the Company. These initial stock options vest over a four year period and are in connection with the executive officer’s employment agreement. At least annually, typically in December, the Compensation Committee considers annual equity awards for our executive officers. These awards consist of both stock options and free shares.

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In determining the number of stock options and free shares to grant to a particular Named Executive Officer, the Compensation Committee takes into account numerous factors, including: the executive’s role and level of responsibility within the Company, the Company’s performance with respect to the financial and strategic goals and objectives for that year, and comparative peer group data as presented by Radford. The Compensation Committee has not adopted any formal policies or guidelines for determining the allocation of stock options versus free shares. However, in general, the Compensation Committee will recommend a mix of equity awards more weighted towards stock options than free shares principally because the Compensation Committee recognizes that free shares provide immediate value to recipients upon vesting and therefore involve less risk than stock options. In 2015, the Compensation Committee decided to defer the award of free shares to the Chief Executive Officer and the other Named Executives until 2016.

In 2015, the Compensation Committee awarded the Chief Executive Officer stock options to purchase 200,000 ordinary shares at an exercise price of $14.35, and the stock options to the other Named Executive Officers to purchase the following numbers of ordinary shares: Michael F. Kanan – stock options to purchase 100,000 ordinary shares at an exercise price of $16.21; Siân Crouzet – stock options to purchase 30,000 ordinary shares at an exercise price of $14.35; Phillandas T. Thompson – stock options to purchase 100,000 ordinary shares at an exercise price of $14.35; David Monteith – stock options to purchase 35,000 ordinary shares at an exercise price of $14.35; Scott A. Macke – stock options to purchase 35,000 ordinary shares at an exercise price of $14.35; and Steven A. Lisi (whose employment with the Company terminated in April 2015) – stock options to purchase zero ordinary shares. All of the foregoing stock options will vest in equal amounts over a four-year period following the award date.

Compensation Risk Assessment

The Company regularly reviews compensation plans and practices to ensure they are appropriately structured and aligned with business objectives, and not designed to encourage executives to take unwarranted risks. Specifically, the overall design of the compensation philosophy and plans mitigate risks because: (1) the financial performance objectives of the short and long-term incentive plans are reviewed and approved annually by the Board; (2) the plans consist of multiple performance objectives, thus lessening the focus on any one in particular; and (3) short and long-term incentive payouts are capped for all participants.

General Employee Benefits

Flamel offers competitive health, dental and life insurance and vacation pay, generally for all employees. The senior executives are eligible to participate in all of the above programs. In addition, the senior executives are eligible to receive matching 401(k) plan contributions on the same basis as other employees.

Severance and Change-in-Control Benefits

Pursuant to employment agreements, each of our Named Executive Officers has a provision in his employment agreement with the Company that entitles such Named Executive Officer to certain specified benefits in the event of termination of their employment under specified circumstances, including termination following a change in control of the Company. These benefits are described in the “Employment Agreement” section below, and certain estimates of these severance and change-in-control benefits are provided in “Estimated Payments Upon Termination or Change in Control” below.

Retirement Benefits

The Company believes that offering competitive retirement benefits is important to attract and retain top executives. The Company’s U.S.-based executives participate in a traditional defined contribution 401(k) plan. For our Company’s 401(k) plan, the Company generally contributed approximately $10,600 to each eligible executive’s 401(k) account during 2015, which was the maximum contribution match allowable under the Company’s 401(k) Plan, provided the participant contributed the maximum in order to receive the maximum match and contributed based off of $265,000 of wages, the maximum allowable under the IRS limits.

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For executives not based in the U.S., the Company has taken steps in recent years to align certain features of its pension or retirement plans, recognizing that benefit formulas are driven by local market competition and trends. Additional details regarding retirement benefits are provided in the tables below entitled “Summary Compensation Table.”

Tax Considerations

Section 162(m) of the Internal Revenue Code generally limits to $1 million the U.S. federal tax deductibility of compensation paid in one year to any employee. Performance-based compensation is not subject to the limits on deductibility of Section 162(m), provided that such compensation meets certain requirements, including shareholder approval of material terms of compensation.

The Compensation Committee attempts to provide the Named Executive Officers with incentive compensation programs that will preserve the tax deductibility of compensation paid by the Company, to the extent reasonably practicable and to the extent consistent with the Company’s other compensation objectives. The Compensation Committee believes, however, that shareholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in structuring compensation programs, even though such programs may result in certain non-deductible compensation expenses.

Securities Trading Policy

The Company has a policy that prohibits executive officers and directors from trading in the Company’s securities while aware of material non-public information, or engaging in hedging transactions or short sales and trading in “puts” and “calls” involving the Company’s securities. This policy is described in our Standards of Business Conduct, which may be viewed on our website at http://www.flamel.com/about-flamel/governance/. In addition, executive officers and directors are prohibited from pledging the Company’s securities.

Tax Gross-Ups

The Company does not provide tax gross-ups.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be including in this proxy statement.

Submitted by the following members of the Compensation Committee:

Francis J.T. Fildes, Chairman
Christophe Navarre
Craig Stapleton
Benoit C. Van Assche

The Compensation Committee Report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this report by reference therein.

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Summary Compensation Table

The following table sets forth the compensation paid or accrued during the fiscal years ended December 31, 2015, 2014 and 2013 to our Named Executive Officers.

					Equity-based
					Incentive Plan
					Compensation		Non-Equity	All
Name and Principal Position	Year	Base Salary ($) (1)	Bonus ($)		Stock Awards ($) (2)	Option Awards ($) (3)	Incentive Plan Compensation ($) (4)	Other Compensation ($) (5)		Total Compensation ($)
Michael S. Anderson	2015	550,000	-		-	1,664,000	250,000	20,627		2,484,627
Chief Executive Officer	2014	528,991	-		815,000	1,838,000	50,000	-		3,231,991
	2013	528,907	-		-	177,100	-	-		706,007
Michael F. Kanan	2015	33,854	-		-	935,000	-	-		968,854
Senior Vice President and	2014	-	-		-	-	-	-		-
Chief Financial Officer	2013	-	-		-	-	-	-		-
Siân Crouzet(6)	2015	132,691	-		-	249,600	49,953	-		432,244
Principal Financial Officer	2014	138,098	-		163,000	459,500	33,213	-		793,811
	2013	130,899	-		73,600	105,400	-	-		309,899
Phillandas T. Thompson	2015	288,400	-		-	832,000	86,520	19,600		1,226,520
General Counsel &	2014	280,000	-		163,000	873,050	48,000	-		1,364,050
Corporate Secretary	2013	29,167	-		-	417,000	-	-		446,167
Steven A. Lisi(7)	2015	150,520	-		-	-	-	3,132,493	(8)	3,283,013
Senior Vice President of	2014	412,000	-		81,500	919,000	-	12,000		1,424,500
Corporate & Business Dev.	2013	412,000	-		-	451,150	-	12,000		875,150
Scott A. Macke	2015	205,905	-		-	291,200	55,671	-		552,776
Vice President of	2014	196,100	-		163,000	459,500	25,000	-		843,600
Supply Chain & Operations	2013	155,833	50,000	(9)	73,600	99,900	-	-		379,333
David Monteith	2015	275,000	-		-	291,200	84,915	-		651,115
Vice President of	2014	52,885	-		40,750	1,010,900	-	-		1,104,535
Research & Dev.	2013	-	-		-	-	-	-		-
(1)	Represents salaries before any employee contributions under our 401(k) Plan
(2)	Stock awards represent equity compensation for meeting Company and personal performance targets or for having signed an employment contract with the Company. Represents the grant date fair value computed by us for financial reporting purposes, computed in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in computing these amounts, see Note 13 to our consolidated financial statements for the year ended December 31, 2015 which are included in our annual report on Form 10-K filed with the SEC on March 15, 2016.
(3)	Option awards represent equity compensation for meeting Company and personal performance targets or for having signed an employment contract with the Company. Represents the grant date fair value computed by us for financial reporting purposes, computed in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in computing these amounts, see Note 13 to our consolidated financial statements for the year ended December 31, 2015 which are included in our annual report on Form 10-K filed with the SEC on March 15, 2016. The actual value a Named Executive Officer may receive depends on market prices and there can be no assurance that the amounts reflected in the Option Awards column will actually be realized. No gain to a named executive officer is possible without an appreciation in stock value after the date of grant.
(4)	Non-equity incentive plan compensation represents cash bonuses for meeting Company and personal performance targets.
(5)	See the All Other Compensation Table below.
(6)	Siân Crouzet was the Principal Financial Officer from January 1, 2015 until October 27, 2015.
(7)	Steven A. Lisi was the Senior Vice President of Corporate & Business Development from January 1, 2015 until April 7, 2015.
(8)	As shown in the All Other Compensation Table below, the amount consists principally of the value of stock options that were accelerated in connection with Mr. Lisi’s employment termination in April 2015.
(9)	The cash bonus for Scott Macke was awarded in respect of having filed and received regulatory approval on our Bloxiverz product under the FDA’s unapproved marketed drug program.

All Other Compensation Table

The table below reflects the types and dollar amounts of perquisites, additional compensation and other personal benefits provided to the named executive officers during fiscal year 2015. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer.

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Name and Principal Position	Year	Accelerated Stock Options		Cash Severance Payment	Medical Benefits (COBRA payments)	401K Match	Car Allowance	Personal Tax Preparation Fees	Total All Other Compensation ($)
Michael S. Anderson	2015	-		-	-	10,600	6,960	3,067	20,627
	2014	-		-	-	-	-	-	-
	2013	-		-	-	-	-	-	-
Phillandas T. Thompson	2015	-		-	-	10,600	9,000	-	19,600
	2014	-		-	-	-	-	-	-
	2013	-		-	-	-	-	-	-
Steven A. Lisi	2015	2,312,186	(1)	788,750	20,672	5,885	5,000	-	3,132,493
	2014	-		-	-	-	12,000	-	12,000
	2013	-		-	-	-	12,000	-	12,000
(1)	Represents the excess of the share price at the date of exercise over the exercise price with respect to Mr. Lisi’s stock options as to which the Company accelerated the exercise dates in connection with his termination of employment in April 2015.

Grants of Plan-Based Awards 2015

The following table presents information regarding grants of plan-based awards to the named executive officers during the year ended December 31, 2015

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards:
Name	Grant Date	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Award ($)
Michael S. Anderson	12/10/2015	-	200,000		-	-	-	-	200,000	14.35	1,664,000
Michael F. Kanan	10/28/2015	-		(2)	-	-	-	-	100,000	16.21	935,000
Siân Crouzet	12/10/2015	-	26,538		-	-	-	-	30,000	14.35	249,600
Phillandas T. Thompson	12/10/2015	-	115,360		-	-	-	-	100,000	14.35	832,000
Steven A. Lisi		-	-		-	-	-	-	-	-	-
Scott A. Macke	12/10/2015	-	72,067		-	-	-	-	35,000	14.35	291,200
David Monteith	12/10/2015	-	110,000		-	-	-	-	35,000	14.35	291,200

(1)	The Compensation Committee has not established thresholds or maximum levels associated with non-equity incentive plan awards.
(2)	Mr. Kanan joined the Company in November 2015 and was not entitled to a non-equity incentive plan award for 2015.
(3)	The Company did not grant any free shares in 2015

The following table sets forth specified information concerning stock options stock awards for each of the named executive officers outstanding as of December 31, 2015

Outstanding Equity Awards at Fiscal Year-End 2015
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
		(1)	(1)			(2)		(2)
Michael S. Anderson	3/12/2012	275,000	0	6.93	3/12/2022	-		-
	2/1/2013	40,250	40,250	4.07	2/1/2023	-		-
	12/11/2014	50,000	150,000	16.30	12/11/2024	-		-
	12/11/2014	-	-	-	-	50,000		610,500
	12/10/2015	-	200,000	14.35	12/10/2025	-		-
Michael F. Kanan	10/28/2015	-	100,000	16.21	10/28/2025	-		-
Siân Crouzet	2/1/2013	5,000	5,000	4.07	2/1/2023	-		-
	12/12/2013	10,000	10,000	7.36	12/12/2023	-		-
	12/11/2014	12,500	37,500	16.3	12/11/2024	-		-
	12/11/2014	-	-	-	-	10,000	(3)	122,100
	12/10/2015	-	30,000	14.35	12/10/2025	-		-
Phillandas T. Thompson	12/12/2013	50,000	50,000	7.36	12/12/2023	-		-
	12/11/2014	23,750	71,250	16.30	12/11/2024	-		-
	12/11/2014	-	-			10,000		122,100
	12/10/2015	-	100,000	14.35	12/10/2025	-		-
Steven A. Lisi	12/10/2012	-	-	-	-	2,500		30,525
Scott A. Macke	12/10/2012	-	-	-	-	7,000		85,470
	2/1/2013	3,750	3,750	4.07	2/1/2023	-		-
	12/12/2013	10,000	10,000	7.36	12/12/2023	-		-
	12/12/2013	-	-	-	-	10,000		122,100
	12/11/2014	12,500	37,500	16.30	12/11/2024	-		-
	12/11/2014	-	-	-	12/11/2024	10,000		122,100
	12/10/2015	-	35,000	14.35	12/10/2025	-		-
David Monteith	12/11/2014	27,500	82,500	16.30	12/11/2024	-		-
	12/11/2014	-	-	-	-	2,500		30,525
	12/10/2015	-	35,000	14.35	12/10/2025	-		-

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(1)	Options become exercisable as to 25% of the ADSs on each of the first four anniversaries after the applicable grant date
(2)	Stock awards become vested on the fourth anniversary of the grant date for U.S. residents. In addition, if the beneficiary remains an employee of the Company at the second anniversary of the grant date, the beneficiary may take claim to the shares on the fourth anniversary period even if the beneficiary is not employed with the Company after the second anniversary.
(3)	Because Siân Crouzet is a resident of France, her stock awards become vested on the second anniversary of the grant date.

The following table sets forth specified information concerning exercises of stock options and stock awards vesting for each of the named executive officers outstanding as of December 31, 2015.

Options Exercised and Stock Vested During Fiscal Year 2015
		Option Awards		Stock Awards
Name	Grant Date	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Michael S. Anderson	12/10/2012	-	-	35,250	573,517
Michael F. Kanan	-	-	-	-	-
Siân Crouzet	9/15/2015	49,990	378,867	-	-
	12/12/2013	-	-	10,000	139,000
Phillandas T. Thompson	-	-	-	-	-
Steven A. Lisi	7/27/2012	275,000	5,336,720	-	-
	2/1/2013	25,000	515,963	-	-
	12/12/2013	95,000	1,708,273	-	-
	12/11/2014	100,000	773,000	-	-
Scott A. Macke	-	-	-	-	-
David Monteith	-	-	-	-	-

Employment Agreements

We have written employment agreements with each of our Named Executive Officers other than Siân Crouzet and Steven A. Lisi. Each employment agreement provides that the individual’s employment will continue until either we or the Named Executive Officer provides written notice of termination in accordance with the terms of the agreement. In addition, each of these agreements prohibit the Named Executive Officer from disclosing confidential information and competing with us during the term of their employment with the Company and for a specified time period thereafter. The employment agreement also contains customary non-solicitation and non-disparagement provisions. Under the terms of their respective employment agreements, each of the Named Executive Officers is entitled to receive an annual base salary, subject to annual review, an annual cash incentive and an annual equity award, each component of which is subject to the discretion of our board.

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Payments upon Termination of Employment or Change in Control

Michael S. Anderson. The employment agreement with Mr. Anderson provides for the payment of certain benefits upon separation of employment from the Company for any reason other than for cause. In the event of such a termination, Mr. Anderson will be entitled to a severance indemnity of $550,030 upon execution and effectiveness of a release of claims.

Other Named Executive Officers. In employment agreements with Mr. Thompson and Mr. Kanan, they are entitled to certain benefits in the event that their employment with the Company is terminated in a change-in-control of the Company, or for “Good Reason” or for any other reason other than for cause. In the employment agreements, “Good Reason” means: (i) the failure of the Company to timely pay to the Executive any compensation owed to him under this Agreement; (ii) the Company’s diminution in the Executive’s duties in any material respect or the Company’s assignment to the Executive of duties that are materially inconsistent with the duties stated in this Agreement; (iii) the relocation of the Company’s offices of the Executive’s employment more than sixty (60) miles outside the greater St. Louis metropolitan area; (iv) a material breach by the Company of this Agreement; (v) the failure of the Company to have this Agreement assumed in full by any successor in the case of any merger, consolidation, or sale of all or substantially all of the assets of the Company. Upon such a termination, Mr. Thompson and Mr. Kanan are entitled to receive: (1) base salary for a period of 12 months; (2) payment of monthly COBRA health insurance premiums for up to 12 months; and in the case of a termination in connection with a change-in-control of the Company; (3) a lump-sum payment equal to one hundred percent (100%) of the higher of: (A) the greater of (x) their target bonus as in effect for the fiscal year in which the change in control occurs or (y) s their target bonus as in effect for the fiscal year in which their termination of employment occurs; or (B) their actual bonus for performance during the calendar year prior to the calendar year during which the termination of employment occurs; and (4) the immediate vesting of 100% of their outstanding and unvested stock options.

In the employment agreements with Mr. Macke, in the event his employment with the Company is terminated for any reason other than for cause, he is entitled to severance benefits equal to (1) base salary for a period of 6 months and (2) payment of monthly COBRA health insurance premiums for up to 6 months.

In the employment agreement with Mr. Monteith, in the event his employment with the Company is terminated for any reason other than for cause, he is entitled to severance benefits equal to (1) base salary for a period of 12 months and (2) payment of monthly COBRA health insurance premiums for up to 12 months.

The benefits provided are designed to protect earned benefits in the case that one or more of our Named Executive Officer is terminated without cause or as a result of a change in control of the Company, in order to encourage our Named Executive Officers to act in the best interests of the shareholders at all times during the course of a change in control transaction or other significant event involving our Company.

The following tables set forth information regarding potential payments that each Named Executive Officer would have received if the Named Executive Officer’s employment had terminated as of December 31, 2015 under the circumstances set forth below.

Termination Without Cause(1)

Name	Cash Payment	Value of Benefits
Michael S. Anderson	$555,030	-
Michael F. Kanan	$325,000	22,602
Phillandas T. Thompson	$288,400	5,886
David Monteith	$275,000	22,602
Scott A. Macke	$102,953	10,638
Steve A Lisi	$-	-
Siân Crouzet	$-	-

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Termination Without Cause in connection

With a Change-in-Control of the Company(2)

Name	Cash Payment	Value of Benefits	Acceleration of Option Awards(3)
Michael S. Anderson	$555,030	-	-
Michael F. Kanan	$455,000	22,602	-
Phillandas T. Thompson	$403,760	5,886	242,500
David Monteith	$275,000	22,602	-
Scott A. Macke	$102,953	10,638	-
Steve A Lisi	$-	-	-
Siân Crouzet	$-	-	-

(1)	Based on the compensation arrangements with the Named Executive Officers in effect for 2016, the amounts payable in respect of Termination Without Cause during 2016 would be as follows: Michael Anderson - $1,187,550 cash payment and $42,037 value of benefits; Michael F. Kanan - $325,000 cash payment and $22,602 value of benefits; Phillandas T. Thompson - $297,052 cash payment and $5,886 value of benefits; David Monteith - $283,250 cash payment and $22,602 value of benefits; Scott A. Macke - $106,041 cash payment and $10,638 value of benefits.
(2)	Based on the compensation arrangements with the Named Executive Officers in effect for 2016, the amounts payable in respect of Termination Without Cause With a Change-in-Control of the Company during 2016 would be as follows: Michael Anderson - $1,187,550 cash payment, $42,037 value of benefits and $130,410 Acceleration of Option Awards; Michael F. Kanan - $455,000 cash payment and $22,602 value of benefits; Phillandas T. Thompson - $415,873 cash payment, $5,886 value of benefits and $159,500 Acceleration of Option Awards; David Monteith - $283,250 cash payment and $22,602 value of benefits; Scott A. Macke - $106,041 cash payment and $10,638 value of benefits.
(3)	Option awards for which the exercise price is higher than the market value of the underlying shares as of December 31, 2015 are not included as part of the acceleration value.

Director Compensation

We compensate our non-executive directors with a basic cash fee plus supplementary fees to chairpersons and for meeting attendance. The amount of each component of such director cash compensation may change from year to year, and is generally established by the Board of Directors in conjunction with our annual general meeting of shareholders for the period until the next annual general meeting. The cash fees we pay under these policies must stay within an aggregate maximum limit on cash fees paid to our directors during any calendar year which is approved by our shareholders at each annual general meeting. In June 2015, the director cash fees were established as follows for the period until our annual general shareholders meeting in 2016: €32,750 per each non-executive director; supplementary fees of €40,000 to Ambassador Craig Stapleton as the Chairman of the Board of Directors, €20,000 to Mr. Guillaume Cerutti as the Chair of the Audit Committee, €10,000 to Dr. Francis Fildes as the Chair of the Compensation Committee, and €10,000 to Mr. Ben Van Assche as the Chair of the Nomination and Corporate Governance Committee; and meeting attendance fees of €2,000 per meeting attended in person or telephonically up to a limit of €16,000. In addition, at our extraordinary general meeting of shareholders during 2015, our shareholders approved the allocation and issuance of warrants to purchase 349,996 of our ADSs to our directors, which were distributed as described in footnote (1) to the “Director Compensation” table below.

The following table presents information relating to total compensation of our directors for the year ended December 31, 2015. The following table does not present information for Mr. Anderson, our Chief Executive Officer and President, who did not receive additional compensation as a director in 2015 and whose compensation is included in the Summary Compensation Table elsewhere in this Amendment.

Director Compensation

Name (1)	Fees Earned or Paid in Cash($) (1)(2)	Stock Awards ($) (1)	Total Compensation ($)
Ambassador Craig R. Stapleton	$96,298	$785,734	$882,032
Guillaume Cerutti	$74,097	$162,000	$236,097
Francis J.T. Fildes	$62,996	$285,798	$348,793
Christophe Navarre	$51,895	$296,603	$348,498
Benoit Van Assche	$62,996	$271,751	$334,747

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(1)	During 2015, each of the non-employee directors with the exception of Mr. Cerutti opted to use their fees earned or paid in cash to acquire all of the warrants allocated to them as detailed below; Mr. Cerutti elected to acquire warrants to purchase 25,000 ADSs instead of the full amount of 70,469 ADSs allocated to him for this purpose. The subscription price per warrant was equal to 10% of the 20-day average of the closing prices of Flamel ADSs prior to June 26, 2015 and amounted to €1.80 per warrant. These warrants allow each director to purchase ADSs at an exercise price of $21.67 per ADS during the period from June 26, 2016 through June 26, 2019. The total numbers of ADSs that were purchased pursuant to such warrants are as follows: 117,449 for Mr. Stapleton, 25,000 for Mr. Cerutti, 54,026 Dr. Fildes, 54,026 for Mr. Navarre and 54,026 for Mr. Van Assche. The values of these warrants were computed as of the applicable grant dates using the Black-Scholes option pricing model in accordance with FASB Topic ASC 718.
(2)	Fees earned or paid in cash were translated to U.S. Dollars at the rate of 1.11006 U.S. Dollars per Euro.

PROPOSALS WITH RESPECT TO DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

(Resolutions 11, 12, 13, 14 and 15)

The ordinary general shareholders’ meeting is requested to allocate to the Board of Directors, subject to each director’s re-appointment as a member of the Board of Directors upon approval of Resolutions 5-10, respectively, a maximum aggregate amount of €325,000 as annual attendance fees for the fiscal year ending December 31, 2016. The Board of Directors will determine the allocation and payment date of said attendance fees. Resolution 11 approves such annual amount of director’s fees to be paid to the Board of Directors in 2016.

The Board of Directors recognizes the significant interest of shareholders in executive compensation matters. We are seeking shareholders’ views on our executive compensation philosophy and practices through an advisory vote on the resolution described below.

A discussion of our compensation appears above under “Executive Compensation – Compensation Discussion and Analysis.”

As discussed in the Compensation Discussion and Analysis, the Board of Directors believes that the Company’s executive compensation program attracts and retains highly qualified executives while linking executive compensation directly to Company-wide performance. Further, our executive compensation program aligns the interests of our executive officers with those of our shareholders by emphasizing the achievement of financial and non-financial outcomes that either influence or contribute to shareholder value creation.   The Compensation Discussion and Analysis section of this proxy statement and the accompanying tables and narrative provide a comprehensive review of our named executive officer compensation objectives, program and rationale. We urge you to read this disclosure before voting on this proposal

For these reasons, the Board of Directors recommends that shareholders vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosures.

Although this vote on the compensation of our named executive officers is advisory and is not binding on the Board of Directors, the Compensation Committee will take into account the outcome of the vote when considering and recommending to the Board of Directors future executive compensation decisions and arrangements. Resolution 12 approves the compensation of our Named Executive Officers.

As part of the Board of Directors’ commitment to understanding shareholder sentiment on the Company’s executive compensation philosophy and practices, we are seeking the views of shareholders on how frequently the Company should submit executive compensation for consideration by shareholders.

Shareholders may vote to hold an advisory vote on executive compensation every one, two or three years or abstain, and for this purpose we are presenting three separate non-binding resolutions asking shareholders to decide whether they desire that we hold shareholder advisory votes on our Named Executive Officers’ compensation every year, every two years or every three years, respectively.  You may vote “FOR,” “AGAINST” or abstain with respect to each of the three resolutions.  However, to communicate your desire as to the frequency of these say-on-pay advisory votes, we encourage shareholders to vote “FOR” one (and only one) of Resolutions 13 through 15 and voting “AGAINST” the other two resolutions.

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After careful consideration, the Board of Directors is recommending that shareholders approve holding the Say-on-Pay vote EVERY TWO YEARS.  Our Compensation Committee and our Board of Directors believe that a biennial advisory vote on executive compensation aligns with Flamel’s policy of seeking regular input from shareholders on matters pertaining to our governance and executive compensation philosophy and practices. This vote is not binding but rather will provide the Compensation Committee with the view of our shareholders as to how frequently they wish to consider executive compensation and make recommendations to our Board of Directors.  Although the vote is advisory, the Compensation Committee will take into account the outcome of the vote when considering their recommendation to the Board of Directors as to how frequently we submit executive compensation to a shareholder vote.

Our Board of Directors will give careful consideration to the views of our shareholders as to the frequency of future say-on-pay votes. However, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.  The full texts of Resolutions 13 to 15 are set forth on Annex A.

The Board of Directors unanimously recommends that shareholders vote “FOR” Resolutions 11, 12, and 14, and “AGAINST” 13 and 15.

PROPOSAL TO APPROVE AGREEMENTS WITH RELATED PARTIES

(Resolution 16)

The ordinary general shareholders’ meeting is requested to approve the statutory auditor’s Special Report on the related-party agreements and commitments set out in Articles L. 225-38 et. seq. of the French Commercial Code. Under French law, we are subject to a specific disclosure and review procedure with respect to any direct or indirect agreements between a corporation and our CEO, chairman, directors, supervisory or management board members, or any shareholder owning more than 10% of the voting rights, or with another corporation having the same legal representatives. Among other things, French law requires that our shareholders approve our statutory auditor’s Special Report as to such agreements. This Special Report is required to be made available to our shareholders at least 15 days before the Meeting. For these purposes, we will post the Special Report on our website not later than July 15, 2016.

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There are three categories of related-party agreements:

-	Prohibited agreements. The directors are prevented from (i) contracting any form of loans from the corporation, (ii) obtaining from the corporation an overdraft through a current account or otherwise and/or (iii) having any of their commitments to third parties guaranteed or secured by the corporation.

-	Unrestricted agreements (“conventions libres”) include current operations concluded at normal conditions.

-	Regulated agreements. Regulated agreements are agreements entered into, directly or indirectly, between the corporation and (i) its legal representatives, (ii) shareholders owning at least 10% of the corporation’s share capital or (iii) another corporation having the same legal representatives. Such regulated agreements are subject to a prior approval process, which includes the following steps: first, an information of the board of directors on such agreements, secondly, an authorization granted by the board of directors, third, notice to the statutory auditors on such agreements, fourth, the statutory auditors’ special report on such agreements and fifth, the vote of the shareholders ordinary meeting on such agreements. Any member of the Board of Directors and/or shareholder concerned by such an agreement is prevented from exercising its voting right in relation to any related decision and therefore is not counted for purposes of calculating the quorum and majority. Agreements approved by the meeting shall be effective against third parties, as shall those which it refuses, unless they are cancelled in the event of fraud. Even where there is no fraud, the interested party, and other members of the Board of Directors if appropriate, may be held liable for any consequences of unapproved agreements that are damaging to the Company.

Resolution 16 acknowledges that no related parties agreement was entered into or remained in force during the fiscal year ended December 31, 2015, together with any transactions mentioned therein, as described in article L.225-38 et seq. of the French Commercial Code and approves the special report issued by the statutory report, which is made available on the Company’s website and at the Company’s headquarters.

The Board of Directors unanimously recommends that shareholders vote “FOR” Resolution 16.

Resolutions within the competence of the Extraordinary General Shareholders Meeting

PROPOSALS WITH RESPECT TO REINCORPORATING THE COMPANY TO IRELAND

(Resolutions 17, 18, 19 and 20)

The Board of Directors has approved and unanimously recommends that our shareholders approve a proposal to change our jurisdiction of incorporation from France to Ireland. If this proposal is approved, we intend to give effect to this reincorporation on December 31, 2016 by merging with and into our wholly owned Irish corporate subsidiary, Avadel Pharmaceuticals Limited (the “Merger”). The Merger will be effected pursuant to an agreement between the Company and Avadel Pharmaceuticals Limited entitled Common Draft Terms of Cross-Border Merger (the “Merger Agreement”), a copy of which is attached to this proxy statement as Annex C. Prior to completing the Merger, Avadel Pharmaceuticals Limited will re-register as an Irish public limited company, or plc, and at the time of the Merger and thereafter you will own shares (or ADSs, as applicable) in a company known as Avadel Pharmaceuticals plc (“Avadel plc”). In the following discussion of the Merger, we sometimes refer to the Company as a French société anonyme before the consummation of the Merger as “Flamel,” and as an Irish public limited company after the consummation of the Merger as “Avadel plc”; and we sometimes refer to Avadel Pharmaceuticals Limited before the consummation of the Merger as “Avadel Limited.” The proposal relating to the Merger will be voted upon by our shareholders at the Meeting in four separate resolutions, but only three of which (17, 18 and 19) must be approved in order for us to be authorized to complete the Merger. The four resolutions are:

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17.	To review and approve the “Common Draft Terms of Cross-Border Merger” (the “Merger Agreement”) providing for a merger (the “Merger”) by way of acquisition (absorption) of the Company by its wholly owned subsidiary Avadel Pharmaceuticals Limited;

18.	To grant powers to the Board of Directors to take such further actions as may be necessary to complete the Merger and the other transactions contemplated by the Merger Agreement, including the powers to file, negotiate, sign, amend and publish any document, agreement or instrument necessary for such purposes, and in particular, to draft, sign and file the certificate of compliance in relation to the Merger in compliance with the French commercial code;

19.	To approve the dissolution without liquidation of the Company under the condition precedent of the completion of the Merger;

20.	To approve the reduction of capital of Avadel plc to allow the creation of distributable reserves of Avadel plc which are required under Irish law in order to allow Avadel plc to make distributions and to pay dividends and repurchase or redeem shares following completion of the Merger;

Summary of the Merger

The following summary describes certain material aspects of the Merger. We encourage you to review the entire discussion of the Merger set forth on the pages following the information under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Questions and Answers about the Merger,” which follows this summary.

Key Aspects of the Merger:

•	The Company will change its jurisdiction of incorporation from France to Ireland, and as a result we will no longer be a French société anonyme but will instead become an Irish public limited company, known as “Avadel Pharmaceuticals plc.”

•	Flamel will merge with and into its wholly owned subsidiary, Avadel Limited. In connection with the Merger, Avadel Limited will re-register as an Irish public limited company and will be known as “Avadel Pharmaceuticals plc,” which will be the name under which the Company will conduct its business from and after the Merger.

•	All of the assets and liabilities of Flamel will be transferred from Flamel to Avadel plc, and Flamel will be dissolved without liquidation and cease to exist as a separate legal entity.

•	Each outstanding ordinary share of Flamel will be cancelled and exchanged for one outstanding ordinary share of Avadel plc, and each outstanding free share, stock option, stock warrant or other right to acquire ordinary shares of Flamel will be assumed by Avadel plc and will thereby become an outstanding free share, stock option, stock warrant or other right to acquire ordinary shares of Avadel plc. Each ADS representing one ordinary share of Flamel would be replaced by an ADS representing one ordinary share of Avadel plc. Immediately upon consummation of the Merger, the ADSs of Avadel plc issued to you will be listed and traded on the Nasdaq Global Market under the trading symbol “AVDL.”

•	Each employee benefit plan, incentive compensation plan or other similar plan of Flamel will continue as an employee benefit plan, incentive compensation plan or other similar plan of Avadel plc; and

•	The term of office of the directors and officers of Flamel will terminate automatically as a result of the dissolution without liquidation of Flamel and immediately prior to the Merger, Flamel, as the sole shareholder of Avadel plc, will appoint such directors and officers as the directors and officers of Avadel plc through a shareholder’s resolution of Avadel plc.

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Effects on Shareholders. The number of ordinary shares you own, and your proportional percentage ownership of the Company, will remain unchanged and will not be affected by the Merger. Shareholders will receive a number of ordinary shares of Avadel plc (either directly or in the form of ADSs, as applicable) equal to the number of ordinary shares they own in Flamel. You will not be required to exchange any physical certificates you hold representing ADSs for new certificates. There will be no U.S. federal income tax impact to U.S. persons who hold Flamel ordinary shares or ADSs as a result of the Merger. For such U.S. persons, the basis and holding period applicable to the Avadel plc ordinary shares (and ADSs) that they acquire as a result of the Merger will be the same as the basis and holding period applicable to their Flamel ordinary shares (and ADSs) that they held prior to the Merger.

Impact of the Merger on Key Corporate Governance Provisions. The following table briefly summarizes certain key corporate governance provisions or shareholder rights applicable to Flamel before the Merger and to Avadel plc after the Merger. Please see the discussion below under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Comparison of Shareholder Rights Before and After the Merger” for a more complete discussion.

Governance or Shareholder Rights Provision	Flamel	Avadel plc

Preemptive Rights	Shareholders have preferential subscription rights on a pro rata basis, which can be waived globally by a shareholders’ vote or individually by each shareholder.	Shareholders have preemption rights as to issuances of shares for cash. Avadel plc will opt out of these preemption rights in the Avadel Constitution as permitted under Irish law for a period of five years.

Preferred Shares	To issue preferred shares, a corporation must obtain shareholder approval at an extraordinary meeting, a special report of an independent appraiser as to the benefits of the preferred shares and a special report of the statutory auditor.	Our Board will have the authority, in its sole discretion, to issue preferred shares having such terms and provisions as it may determine.

Delegation of Board of Directors’ Authority	Committees of the Board may only have an advisory role and can only make recommendations to our full Board of Directors.	Our Board may delegate its authority to committees of directors as it may determine in its discretion.

Frequency of General Shareholder Meetings	Annual general meetings of shareholders are held within six months after each fiscal year unless extended by court order.	A public limited company must hold its first annual general meeting within 18 months of the date of incorporation. Thereafter, at intervals of no more than 15 months, provided that the annual general meeting is held in each calendar year and no more than nine months after the Company’s fiscal year-end.

Quorum for Shareholder Meetings	Ordinary shareholders’ meetings require a quorum of 20% of outstanding shares, with no quorum required for an adjournment. Extraordinary shareholders’ meetings require a quorum of 25% of the ordinary shares, and 20% of the outstanding shares for an adjournment.	Unless otherwise provided in a company’s constitution, two shareholders of a company present in person or by proxy at a general meeting shall be a quorum. The Avadel Constitution provides that no business shall be transacted at any general meeting unless a quorum is present. A quorum shall be five shareholders present in person or proxy holding no less than a majority of the issued outstanding shares of Avadel plc. Abstentions and broker non-votes will be regarded as present for the purposes of establishing a quorum.

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Shareholder Proposals

A shareholder representing (i) 4% of the first €750,000 of the share capital and (ii) 2.5% of the share capital ranging from €750,000 to €7,500,000, may file a request to add an item to the agenda of the next shareholders’ meeting.

Such a request must be sent at least 25 days prior to the shareholders meeting. The request must contain the draft of the suggested resolution, a brief summary explaining resolution and a registration certificate proving the shareholder’s shareholding.

Under Irish law, there is no general right for a shareholder of a company listed on NASDAQ to put items on the agenda of an annual general meeting other than as set out in a company's constitution. The Avadel Constitution permit shareholders to nominate persons to be elected as directors both at an annual general meeting or an extraordinary general meeting requisitioned by shareholders, provided that notice is given in accordance with the terms of the Avadel Constitution.

Irish law currently provides that shareholders holding 10% or more of the total voting rights may request that the directors call an extraordinary general meeting at any time. The shareholders who wish to request an extraordinary general meeting must deliver to the company’s registered office a written notice, signed by the shareholders requesting the meeting and stating the purposes of the meeting. If the directors do not, within 21 days of the date of delivery of the request, proceed to convene a meeting to be held within two months of that date, those shareholders (or any of them representing more than half of the total voting rights of all of them) may themselves convene a meeting, but any meeting so convened cannot be held after the expiration of three months from the date of delivery of the request.

Indemnification of Officers and Directors	Directors’ liability cannot be limited by the by-laws or by any board or shareholder's decision. However, a corporation may procure director and officer liability insurance for their directors and officers, employees and agents.	Indemnification of officers and directors is permitted to the maximum extent permitted under Irish law; the Company may procure director and officer liability insurance for their directors, officers, employees and agents.

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Questions and Answers about the Merger

The following questions and answers address certain key aspects of the Merger. We encourage you to review the entire discussion of the Merger set forth on the pages immediately following these questions and answers.

1. What are the reasons for the Merger?

Our Board believes that the Merger will be in the best interests of Flamel, and will enhance shareholder value. In arriving at this determination, our Board consulted with Flamel’s management and financial, tax and legal advisors, and considered various factors in its deliberations, and concluded that the Merger is likely to result in significant benefits to Flamel and its shareholders, including: (1) we will be more directly situated within the fast-growing community of global health-care companies domiciled in Ireland, (2) certain aspects of our corporate governance procedures will be more efficient, (3) the laws that apply to our shares and corporate governance will be more accessible to and understandable by our shareholders, (4) our ability to attract and retain qualified directors and officers will be enhanced, and (5) we will have greater certainty of our continued ability to comply with certain SEC rules and regulations and Nasdaq listing standards.

2. How will the Merger be accomplished, and what will the effects be on the Company?

The Company is currently incorporated in France and governed by French law. We have determined that it is in our best interest to reincorporate to Ireland and be governed by Irish law. This reincorporation will be effected by the Merger in accordance with the terms of the Merger Agreement. On consummation of the Merger, Flamel will merge with and into Avadel plc, with Avadel plc surviving the merger; all of the assets and liabilities of Flamel will be transferred to Avadel plc; and Flamel will be dissolved without liquidation and cease to exist as a separate legal entity.

3. What effect will the Merger have on my ownership interest in the Company?

Each outstanding ordinary share of Flamel will be cancelled and exchanged for one outstanding ordinary share of Avadel plc, and each outstanding free share, stock option, stock warrant or other right to acquire ordinary shares of Flamel will be assumed by Avadel plc and will thereby become an outstanding free share, stock option, stock warrant or other right to acquire ordinary shares of Avadel plc. Each ADS representing one ordinary share of Flamel would be replaced by an ADS representing one ordinary share of Avadel plc. Immediately upon the consummation of the Merger, the ADSs of Avadel plc will be listed and traded on the Nasdaq Global Market under the trading symbol “AVDL.” Thus, the number of ordinary shares (either held directly or represented by ADSs) that you own and your proportional percentage ownership of the Company will remain unchanged and will not be affected in any way by the Merger (subject to the issuance of “deferred ordinary shares” required under Irish law and described elsewhere in this proxy statement, which will not have any economic impact on your proportional rights as a shareholder).

4. What effect will the Merger have on Company management?

The Merger will not change our management, because, as provided by the Merger Agreement, the directors and officers of Flamel immediately prior to the Merger will be appointed as the directors and officers of Avadel plc.

5. Who must approve the Merger?

The affirmative vote of the holders of two-thirds of our outstanding ordinary shares represented at the Meeting, in person or by proxy, is required to approve the Merger.

6. How will the Merger affect my rights as a shareholder?

Your rights as a shareholder currently are governed by French law and the provisions of our bylaws, or statuts. As a result of the Merger, you will become a shareholder of Avadel plc with rights governed by Irish law and the provisions of the Avadel plc’s constitution to become effective as of the completion of the Merger, which consists of its memorandum of association and articles of association (the “Avadel Constitution”), a copy of which is attached to this proxy statement as Annex D. Your rights under the Avadel Constitution will differ in certain respects from your current rights under the Flamel’s statuts. These important differences are discussed and summarized in this proxy statement under “Comparison of Shareholder Rights Before and After the Merger.”

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7. Should I send in my share certificates?

No. Please do not send us any certificates you may hold that represent ADSs or ordinary shares of Flamel. It will not be necessary for you to exchange your existing certificates (if any), or take any other action, in order to receive ordinary shares of Avadel plc to be issued pursuant to the Merger; and if you send us any such certificates or take other action, it will be at your own cost. If you hold ADSs through a broker or other securities intermediary, your account will automatically be credited with new ADSs representing Avadel plc ordinary shares and you do not need to take any action. If you are a registered holder of ADSs that are uncertificated, new ADSs representing Avadel ordinary shares will automatically be registered in your name and you do not need to take any action. If you hold American Depositary Receipts (“ADRs”) evidencing ADSs, the Depositary will send you a letter of transmittal after the merger becomes effective and new ADSs representing Avadel ordinary shares will be registered in your name when the Depositary receives your signed letter of transmittal, accompanied by your old ADRs. If you cannot locate your old ADRs, you should call the Depositary at                              for instructions.

8. What are the U.S. tax consequences of the Merger to me?

There will be no U.S. federal income tax impact to U.S. persons who hold Flamel ordinary shares or ADSs representing Flamel ordinary shares as a result of the Merger. For such U.S. persons, the basis and holding period applicable to the Avadel plc ordinary shares (and ADSs) that they acquire as a result of the Merger will be the same as the basis and holding period applicable to their Flamel ordinary shares (and ADSs) that they held prior to the Merger.

9. Are there dissenters’ or appraisal rights?

Flamel shareholders are not entitled to dissenters’ or appraisal rights under French law in connection with the Merger.

10. Why am I being asked to approve resolution 20, the proposal about Avadel plc’s distributable reserves?

Under Irish law, dividends may only be paid (and share repurchases and redemptions must generally be funded) out of “distributable reserves,” which Avadel plc will not have immediately following the completion of the Merger. Please see the discussion under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Proposal to Create Distributable Reserves of Avadel plc.” Shareholders of Flamel are being asked to approve the creation of distributable reserves of Avadel plc (through the reduction of the share premium account of Avadel plc), in order to permit Avadel plc to be able to pay dividends (and repurchase or redeem shares) after the Merger.

The approval of the distributable reserves proposal is not a condition to the consummation of the Merger. Accordingly, if shareholders of Flamel approve the Merger at the Meeting, but do not approve the distributable reserves proposal set forth in resolution 20, and the Merger is consummated, Avadel plc may not have sufficient distributable reserves to pay dividends (or to repurchase or redeem shares) following the Merger. In addition, the creation of distributable reserves of Avadel plc requires the approval of the Irish High Court. Although we are not aware of any reason why the Irish High Court would not approve the creation of distributable reserves, the issuance of the required order is a matter for the discretion of the Irish High Court. See the discussions under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Risk Factors – Avadel plc will seek Irish High Court approval of the creation of distributable reserves; Avadel plc expects this will be forthcoming but cannot guarantee this” and “Proposals to Reincorporate the Company as an Irish Public Limited Company – Proposal to Create Distributable Reserves of Avadel plc.”

General Information about the Merger

The Merger Agreement. Our Board of Directors has unanimously approved the Merger Agreement, and unanimously recommends that the shareholders APPROVE the Merger at the Meeting by voting in favor of Resolutions 17, 18, 19 and 20 which would approve the Merger Agreement and certain related matters.

The Merger Agreement will result in the change of the Company’s place of incorporation from France to Ireland, by way of a cross-border merger. The parties to the Merger Agreement are:

•	Flamel Technologies S.A., a French société anonyme which is a specialty pharmaceutical company with operations in France and, through wholly owned subsidiaries, in the United States and Ireland.

•	Avadel Pharmaceuticals Limited, an Irish private limited company and a direct, wholly owned subsidiary of Flamel Technologies S.A. Prior to completing the Merger, Avadel Limited will re-register as an Irish public limited company, or plc, and at the time of the Merger and thereafter would be known as Avadel Pharmaceuticals plc. As a result of the Merger, Avadel Pharmaceuticals plc will become our new public holding company with a Nasdaq Global Market Trading symbol of “AVDL” and the parent of our group of companies.

Avadel Limited. Avadel Limited is the directly owned subsidiary of Flamel. Avadel Limited was formed on December 1, 2015 and had no assets and no activity until February 2016 when it was acquired by Flamel Irish Holdings Limited (“FIHL”); at that time FIHL was Flamel’s directly owned Irish holding company and FIHL’s principal assets were 100% of the shares of Flamel Ireland Limited, which is Flamel’s second-tier Irish subsidiary and which owns a substantial part of Flamel’s worldwide intellectual property rights, consisting primarily of patents (both registered and being applied for). In March 2016, FIHL merged into its subsidiary, Avadel Limited, with Avadel Limited surviving the merger and thereby acquiring ownership of the shares of Flamel Ireland Limited, which are the only assets of Avadel Limited. Until Flamel reorganized its Irish subsidiaries in February and March 2016 as described above, Avadel Limited had only nominal assets and had not engaged in any business or other activities other than in connection with its formation. Since Avadel Limited became Flamel’s holding company in Ireland as a result of its merger with FIHL, Avadel Limited’s only activity has been to hold the shares of Flamel’s Irish operating subsidiary, Flamel Ireland Limited and such other activity ancillary to the transactions contemplated by the Merger Agreement.

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Results of the Merger. As a result of the Merger, each outstanding ordinary share of Flamel will be cancelled and exchanged for one outstanding ordinary share of Avadel plc, and each outstanding free share, stock option, stock warrant or other right to acquire ordinary shares of Flamel will be assumed by Avadel plc and will thereby become an outstanding free share, stock option, stock warrant or other right to acquire ordinary shares of Avadel plc. Each ADS representing one ordinary share of Flamel would be replaced by an ADS representing one ordinary share of Avadel plc. Immediately upon consummation of the Merger, the ADSs of Avadel plc issued to you will be listed and traded on the Nasdaq Global Market under the trading symbol “AVDL.” Each employee benefit plan, incentive compensation plan or other similar plan of Flamel will continue as an employee benefit plan, incentive compensation plan or other similar plan of Avadel plc. The directors and officers of Flamel S.A. immediately prior to the Merger will be appointed as the directors and officers of Avadel plc.

Following the consummation of the Merger, through Avadel plc you will continue to own an interest in a company that conducts, directly and through its wholly-owned subsidiaries, the same businesses as conducted by Flamel and its subsidiaries before the Merger.

The Merger will not dilute your economic ownership. The number of shares you will own in Avadel plc immediately after the Merger will be the same as the number of shares (including shares represented by ADSs) you owned in Flamel immediately prior to the Merger. The number of outstanding ordinary shares of Avadel plc immediately following the Merger will be the same as the number of outstanding ordinary shares of Flamel immediately before consummation of the Merger, except for an additional 25,000 deferred ordinary shares of €1.00 nominal value, to be issued prior to the Merger to meet, in part, the Irish statutory minimum capital requirements of an Irish public limited company. These deferred shares will be issued prior to consummation of the Merger to Flamel U.S. Holdings, Inc., a wholly owned subsidiary of Flamel. The deferred ordinary shares will remain outstanding following the consummation of the Merger and will continue to be held thereafter by Flamel U.S. Holdings, Inc., which will become a wholly owned subsidiary of Avadel plc. These deferred ordinary shares (i) will not have any voting rights, (ii) will not entitle the holders thereof to any dividends or other distributions of Avadel plc, and (iii) will not entitle the holders thereof to participate in the surplus assets of Avadel plc on a winding-up beyond, in total, the nominal value of such deferred ordinary shares held (subject to the prior repayment of the amount paid-up on each of the ordinary shares of Avadel plus an additional amount of $100,000,000 in cash per ordinary share). Accordingly, these deferred shares will not dilute your economic ownership. As of May 15, 2016, the last practicable date before the date of this proxy statement, there were approximately 41,241,254 ordinary shares of Flamel outstanding.

Immediately prior to the effective time of the Merger, the officers and directors of Flamel will be appointed as the officers and directors of Avadel plc.

The Merger will change the form of our company and the governing law that applies to us from French law to Irish law. Although many of the principal attributes of the ordinary shares of Flamel and the ordinary shares of Avadel plc will be similar, there are differences between what your rights currently are as a shareholder under French law and what they will be as a shareholder under Irish law. In addition, there are differences between the organizational documents of Flamel and Avadel plc. We discuss these differences in detail under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Comparison of Shareholder Rights Before and After the Merger.”

In connection with the Merger, the following results will occur by operation of law:

•	Flamel will be merged with and into Avadel plc, with Avadel plc as the surviving entity (Flamel will be dissolved without going into liquidation as a result);

•	all of the assets and liabilities of Flamel will be transferred to Avadel plc;

•	each holder of an ordinary share of Flamel will receive one ordinary share of Avadel plc for every ordinary share of Flamel held by such shareholder (and each holder of a Flamel ADS will receive one new ADS representing one ordinary share of Avadel plc);

•	all legal proceedings pending by or against Flamel will be continued with the substitution, for Flamel, of Avadel plc as a party; and

•	contracts, agreements or instruments to which Flamel is a party will be construed and have effect as if Avadel plc had been a party thereto instead of Flamel, and Avadel plc will have the same rights and be subject to the same obligations to which Flamel is subject to under such contracts, agreements or instruments.

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Effectiveness. If all of the conditions to the Merger as set forth in the Merger Agreement are satisfied (and we do not abandon the Merger prior to obtaining the order of the High Court of Ireland (the “High Court”) as described below), the Merger will take effect on the effective date prescribed in the order. We expect to propose that the High Court set the effective date as of December 31, 2016; although the determination of the effective date is entirely within the High Court’s discretion; however, we are not aware of any reason why it would not grant such proposed effective date.

Legal regime and procedures for the Merger. Because the parties to the Merger are two companies incorporated in different members states of the European Union, the Merger will be effected in accordance with (i) “Directive 2005/56/EC of the European Parliament and of the Council of 26 October 2005 on cross-border mergers of limited liability companies” (“Directive 56”), (ii) the French law no 2008-649 dated 3 July 2008 and the French decree no 2009-11 dated 5 January 2009 which have implemented the Directive 56 into French law under articles L.236-25 et seq. and R.236-13 et seq. of the French Commercial Code, and (iii) Irish regulations comprising the European Communities (Cross-Border Mergers) Regulations 2008 as amended by the European Communities (Mergers and Divisions of Companies) (Amendment) Regulations 2011 which have implemented the Directive 56 into Irish law.

Expert Report. As required by Directive 56, Flamel and Avadel Limited have obtained a joint report from an independent third party expert addressing certain matters as required by Directive 56, including the expert’s view as to whether the securities exchange ratio in the Merger is fair and reasonable. This expert’s report must be made available to the shareholders of each merging company at least one month prior to the meeting at which they will vote upon the Merger. For this purpose, as permitted by Directive 56, Flamel and Avadel Limited have jointly retained Ernst & Young as the expert. A copy of the expert’s report is available on Flamel’s website at www/flamel.com/                      , and was filed with the SEC by Flamel on May    , 2016 as Exhibit 99.     to a current report on Form 8-K.

Pre-Merger Certificates. If the Merger is approved by the requisite vote of our shareholders, and by the vote of Flamel as the sole shareholder of Avadel Limited, pursuant to Directive 56 each of Flamel and Avadel Limited will apply to the proper authority in their respective countries for the issuance of a pre-merger certificate “conclusively attesting to the proper completion of the pre-merger acts and formalities.” In the case of Flamel such proper authority is the clerk of the Commercial Court of Lyon, and in the case of Avadel Limited, such proper authority is the High Court.

Hearing. After the pre-merger certificates have been issued, if we do not abandon the Merger, such certificates will be submitted to the High Court, which will hold a hearing (the “Hearing”) pursuant to Directive 56 to “scrutinize the legality of the cross-border merger” and “ensure that the merging companies have approved the cross-border merger.” At the Hearing, the High Court will set the Merger effective date and time as part of its order approving the Merger. In accordance with the Merger Agreement, prior to issuing its order approving the Merger, the High Court shall make a determination as to whether the terms and conditions of the Merger are fair (both procedurally and substantively) to the shareholders of each of the merging companies (including Flamel), and that such fairness determination shall be set forth in the order. The High Court shall make its fairness determination and issue such order after holding the Hearing, and the Hearing shall be held in open court and all shareholders of each of the merging companies will have an opportunity to attend and be heard at the Hearing. Shareholders of the merging companies, including Flamel, will be given public notice of the Hearing by means of newspaper advertisements in the Irish Companies Registration Office Gazette and the international edition of The Financial Times or The Wall Street Journal. The High Court will be advised, prior to the Hearing, that its approval and finding of fairness as to the Merger will be the basis for qualifying for the exemption from the registration requirements of the Securities Act provided by section 3(a)(10) with respect to the shares of Avadel plc to be issued pursuant to the Merger Agreement upon consummation of the Merger. See the discussion below under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Certain U.S. Federal Securities Law Matters.”

The creation of distributable reserves of Avadel plc, which involves a reduction of Avadel plc’s share premium, also requires the approval of the Irish High Court. See the discussion under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Proposal to Create Distributable Reserves of Avadel plc.”

Reasons for the Merger

Our Board believes that giving effect to the Merger will be in the best interests of Flamel, and will enhance shareholder value. In arriving at this determination, our Board consulted with Flamel’s management and financial, tax and legal advisors, and considered various factors in its deliberations, and concluded that the Merger is likely to result in benefits to Flamel and its shareholders.   If our shareholders approve this proposal, the Merger will change Flamel’s legal domicile from France to Ireland and will result in other changes of a legal nature, the most significant of which are described below under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Comparison of Shareholder Rights Before and After the Merger.”

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The Merger will not change our business, physical locations, current employees, or our day-to-day operations. In addition, the Merger will not alter the composition of management (including our executive officers) or our Board of Directors. After the Merger, the Company’s principal executive offices will be relocated to Block 10-1 Blanchardstown, Corporate Park, Ballycoolin, Dublin 15, Ireland.

Below is a brief description of the principal factors our Board considered in determining to pursue the Merger.

We will be more directly situated within the fast-growing community of global health-care companies domiciled in Ireland.

In pursuing our strategy to become a premier and diversified specialty pharmaceutical company, we have continued to develop our global corporate presence, including by transferring certain of our intellectual property rights to our Irish subsidiary in 2014. Our Board believes that the specialty pharmaceutical industry in which we compete is becoming increasingly global, and that an increasing number of major companies in our industry and related industries have chosen to establish their corporate domicile in Ireland. Our Board also believes that, as the presence of industry participants in Ireland has intensified, certain ancillary benefits have become increasingly available, including: a skilled and highly educated work force with pharmaceutical industry experience; increased proximity and access to management of other industry participants who may be potential joint venture or licensing partners for our products; and a greater acceptance of companies with an Irish corporate domicile by potential investors and joint venture partners. After the Merger, with our holding company having its legal domicile in Ireland, we will be more directly situated within this fast-growing community of global health-care companies domiciled in Ireland and may realize certain of these ancillary benefits.

Certain aspects of our corporate governance procedures will be more efficient, including:

Our management will have greater flexibility in completing transactions that involve the issuance of our ordinary shares. French law grants our shareholders preferential subscription rights on a pro rata basis when we issue ordinary shares for consideration consisting of cash or the offset of cash obligations. Such rights may be waived by a two-thirds majority of the shares present at the extraordinary general meeting deciding or authorizing the capital increase, voting in person or represented by proxy or voting by mail. Such a waiver of preferential rights is valid only within certain parameters (pertaining to such things as minimum prices and maximum numbers of shares) expressly adopted in the shareholder resolution. If such rights are not waived in this manner, each shareholder may individually decide to either exercise, assign or not exercise its preferential rights.

Under Irish law, shareholders have certain statutory preemption rights where a plc proposes to issue shares for cash. However, Avadel plc has opted out of these preemption rights in the Avadel Constitution as permitted under Irish law for a period of five years. This waiver may be renewed after five year by a special shareholder resolution requiring the vote of holders of not less than 75% of the shares entitled to vote on the matter who cast votes as to such matter. Thus, for a period of five years after the Merger, our Board will have greater flexibility in issuing ordinary shares and other equity-based securities because we will not need to seek a waiver of statutory preferential purchase rights for such transactions during that period.

Our Board will have the ability to delegate its authority to committees of directors. Under French law committees of our Board of Directors may only have an advisory role and can only make recommendations to our full Board of Directors. As a result, our Board of Directors may not delegate its authority to committees of directors. Irish law, on the other hand, permits a board of directors to delegate its authority to committees of directors as it may determine in its discretion. Thus, after the Merger our Board of Directors will have greater flexibility in allocating the work of managing the Company for greater efficiency and effectiveness.

Our Board will have the authority to issue preferred shares. To issue preferred shares under French law, a corporation must obtain shareholder approval at an extraordinary meeting (i.e., requiring a vote of two-thirds of the shares present at such meeting, voting in person or represented by proxy or voting by mail), a special report of an independent appraiser as to the benefits of the preferred shares and a special report of the corporation’s statutory auditor. After the Merger, under the Avadel Constitution, our Board of Directors will have the authority, in its sole discretion, to issue preferred shares having such terms and provisions as it may determine. Thus, after the Merger our Board of Directors will have greater flexibility in determining the terms and provisions on which we may decide to obtain equity financing, in the event the Board of Directors should determine such financing is in the best interest of the Company.

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The laws that apply to our shares and corporate governance will be more readily understood by our shareholders, most of whom are U.S. persons.

The Irish legal system that will apply to us after the Merger is, like the U.S. legal system, based on common law, which generally means that that there is no comprehensive set of rules and statutes. Common law systems such as those of Ireland and the U.S. have statutes that address certain specific legislative goals, but to a large extent these legal systems rely on “precedent,” or judicial decisions that have future applicability to similar factual situations. On the other hand, civil law systems such as that of France generally have comprehensive legal codes with statutes that seek to address all matters that may be brought before a court; the doctrine of precedent generally does not apply within such civil law systems.

Our Board believes that the similarities between Irish law and U.S. law – and the fact that the Irish legal system uses the English language – will make our corporate governance regime generally more familiar to and understandable by our investors, most of whom are U.S. persons who currently hold ADSs representing our ordinary shares. For this reason, our Board believes that our shares may be more attractive after the Merger to U.S. persons, which may be a benefit to our investors as our shares are listed only on the Nasdaq Global Market.

Our ability to attract and retain qualified directors and officers will be enhanced.

We compete in the highly competitive biopharmaceutical industry. Within that industry and in the broader economy we seek to recruit and retain talented individuals to serve on our management team and on our Board. Our Board believes that certain aspects of Irish law will enable us to compete more effectively with other public companies in the recruitment and retention of talented and experienced directors and officers.

French law prohibits us from including provisions that limit the liability of directors in our by-laws, which is the primary governing document for a French société anonyme. However, as permitted by French law we contract for liability insurance to protect our directors and officers generally against civil liabilities incurred by any of them from a third-party action related to their good faith actions as directors or officers of Flamel, including liabilities under the Securities Act. Criminal liability cannot be indemnified under French law, whether directly by a société anonyme or through liability insurance.

By contrast, Irish law permits, and the Avadel Constitution after the Merger will include, provisions for the indemnification of our officers and directors to the extent permissible under the Companies Act 2014. In addition, we will continue to contract for liability insurance for the benefit of our officers and directors similar to the insurance we presently obtain. We believe that the indemnity provisions in the Avadel Constitution and the insurance policies are important to our ability to attract and retain qualified directors and executive officers.

Moreover, an increasing number of major companies in our industry and related industries have chosen to establish their corporate domicile in Ireland. As a result, our Board believes that Irish law, and in particular Irish corporate law, will be more familiar than French law to a greater number of potential candidates to become our directors or members of our management, and that such familiarity offers such persons greater certainty and confidence in their good faith actions in managing our business and affairs.

For the reasons described above, our Board believes that the Merger will enhance the Company’s ability to attract and retain qualified directors and officers, and will encourage the Company’s directors and officers to continue to make independent decisions in good faith and in the best interest of the Company and its shareholders.

We will have greater certainty of our continued compliance with certain securities laws and Nasdaq listing standards.

Because French law prevents our Board from delegating certain powers and responsibilities to its committees, there may be uncertainty as to our continued ability to maintain compliance with certain Nasdaq listing standards.

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Pursuant to Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the SEC adopted rule 10C, requiring all U.S. national securities exchanges, including the Nasdaq Global Market where our ADSs are listed, to prohibit the listing of any issuer’s securities unless the Board of such issuer has delegated certain powers and responsibilities to its compensation committee. In accordance with these requirements, Nasdaq adopted Listing Rule 5605(d), which implements SEC Rule 10C and provides that a listed company’s compensation committee must have the power and responsibility to retain and compensate consultants, independent legal counsel and other compensation advisors.

As a French société anonyme, the structure and practices of our Board and its committees are subject to French law, including certain provisions thereof under which committees of the board of directors of a French société anonyme, such as us, can have only an advisory role and can only make recommendations to the board of directors. As a result, certain powers and responsibilities of a compensation committee under Nasdaq Rule 5605(d), respectively, must be made by our Board, which may take into account the non-binding recommendations of the relevant board committees.

The policies, practices and procedures of our Board of Directors are such that it has given, and intends to continue to give, substantial deference to the recommendations of our Compensation Committee and that it will follow the Compensation Committee’s recommendations as to all matters within the scope of management and employee compensation. In addition, we have confirmed to Nasdaq that our Board of Directors board intends to follow the recommendations of our compensation committee as to all matters which would otherwise be within the power and responsibility of a compensation committee under Listing Rule 5605(d), and we have our undertaking to immediately notify Nasdaq in the event our Board fails to follow any such recommendation. Based on such assurance and undertaking, we believe that we are not in violation of Listing Rule 5605(d). However, if our Board of Directors ever fails to follow the recommendation of our Compensation Committee, or if Nasdaq ever takes the position that our advice and undertaking to it are insufficient to establish compliance with Listing Rule 5605(d), we could be in violation of Nasdaq’s listing rules and the listing of our ADSs or other securities with Nasdaq could be jeopardized.

After the Merger, our holding company Avadel plc will be subject to Irish law, including the legal requirements thereunder which apply to the board of directors and committees of an Irish public limited company. Under such Irish law, our Board may delegate its authority to an audit committee or a compensation committee fully as may be required under Nasdaq’s applicable listing rules. As a result, we believe that after the Merger we will have a greater degree of certainty that we will continue to comply with applicable Nasdaq Listing Rules.

Our Board also considered risks associated with the Merger.

In determining that the Merger was in the best interests of Flamel, and will enhance shareholder value, our Board also considered a variety of risks and other countervailing factors associated with the Merger, including:

•	The risk that the potential benefits described above sought in the Merger may not be realized.

•	The risk that our reputation could suffer negative effects among various stakeholders based on the fact that Avadel plc would be an Irish-domiciled company.

•	The risk that failure to complete the Merger could cause us to incur significant fees and expenses and could lead to negative perceptions among investors, potential investors and customers.

•	The fact that Irish corporate law imposes different obligations on us and our shareholders.

•	The fact that we expect to incur costs to complete the Merger.

•	The diversion of management’s time and attention.

Our Board concluded that the uncertainties, risks and potentially negative factors relevant to the Merger were outweighed by the potential benefits that it expected Flamel and our shareholders to achieve as a result of the Merger. See also the discussion set forth under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Risk Factors.”

This discussion of the information and factors considered by our Board includes the principal positive and negative factors considered by our Board with respect to the Merger, but is not intended to be exhaustive and may not include all of the factors considered by our Board. In view of the wide variety of factors considered in connection with its evaluation of the Merger, and the complexity of these matters, our Board did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Merger and to make its recommendations to our shareholders. Rather, our Board viewed its decisions as being based on the totality of the information presented to it and the factors it considered.

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Risk Factors

Before deciding how to vote on the proposals relating to the Merger, you should carefully consider the following risk factors, in addition to the other information contained in this proxy statement and the documents incorporated by reference, including the information set forth in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2015.

The anticipated benefits of the Merger may not be realized. We may not realize the benefits we anticipate from the Merger. Our failure to realize those benefits could have an adverse effect on our business, results of operations and financial condition.

Your rights as a shareholder will change as a result of the Merger. Your rights as a shareholder of Flamel are governed by French law and Flamel’s bylaws (statuts). After the Merger, you will become a shareholder of Avadel plc and your rights will be governed by Irish law and Avadel plc’s Constitution (which comprises its memorandum of association and its articles of association) as in effect after the Merger. The legal system governing corporations organized under Irish law differs from the legal system governing corporations organized under French. As a result, while some of the principal attributes of Flamel’s ordinary shares and Avadel plc ordinary shares will be similar under French and Irish corporate law, differences will exist. We summarize your rights as a shareholder under French law and under Irish law following the Merger and the material differences between the governing documents for Flamel and Avadel plc under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Comparison of Shareholder Rights Before and After the Merger.”

Legislative and regulatory action or any change in applicable law could materially and adversely affect us and our shareholders. As an Irish company following the Merger, Avadel plc will be required to comply with numerous Irish legal requirements. Any changes in Irish laws (including laws relating to employment, antitrust, intellectual property, taxation and other relevant matters) may require Avadel plc to incur additional costs and could have a material and adverse effect on its business, results of operations and financial condition.

The Merger will result in additional direct and indirect costs, even if it is not completed. We have incurred and will incur certain additional costs as a result of the Merger, although we do not expect these costs to be material. Avadel plc has been incorporated in Ireland and is subject to Irish corporate law. Avadel plc intends to establish its headquarters in Ireland, and a French branch with respect to its operations in France. We expect to incur costs and expenses, including professional fees, to comply with U.S. and Irish reporting and governance requirements and U.S., Irish and French employment and tax laws. In addition, we expect to incur attorneys’ fees, accountants’ fees, filing fees, mailing expenses and financial printing expenses in connection with the Merger, even if the Merger Agreement is not approved by our shareholders or the Merger is not completed. The Merger also may adversely affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing other administrative costs and expenses.

We may choose to postpone or abandon the Merger. We may postpone or abandon the Merger at any time prior to the effective time of the Merger, even after the shareholders have adopted the Merger Agreement at the General Meeting and Extraordinary General Meeting. While we currently expect to complete the Merger by December 31, 2016, our board of directors may delay the Merger for a significant time or may abandon the Merger altogether after the General Meeting and Extraordinary General Meeting because, among other reasons, the Merger is no longer in our best interest or the best interests of our shareholders or may not result in the benefits we expect, or our estimated cost of the Merger increases. Additionally, we may not be able to satisfy all of the other conditions to the completion of the Merger, including obtaining all consents necessary, desirable or appropriate in connection with the Merger and related transactions.

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After the Merger, attempted takeovers of Avadel plc will be subject to the Irish Takeover Rules and the supervisory jurisdiction of the Irish Takeover Panel. Following the completion of the Merger, Avadel plc will be subject to the Irish Takeover Act 1997, as amended, and the Irish Takeover Rules promulgated thereunder, which regulate the conduct of takeovers of, and certain other relevant transactions affecting, Irish public limited companies listed on certain stock exchanges, including the Nasdaq Stock Market. The Irish Takeover Rules are administered by the Irish Takeover Panel, which has supervisory jurisdiction over such transactions. Among other matters, the Irish Takeover Rules operate to ensure that no offer is frustrated or unfairly prejudiced and, in the case of multiple bidders, that there is a level playing field. For example, pursuant to the Irish Takeover Rules, the board of directors of Avadel plc will not be permitted, without shareholder approval, to take certain actions which might frustrate an offer for Avadel plc ordinary shares once the board of directors has received an approach which may lead to an offer or has reason to believe an offer is, or may be, imminent. See “Proposals to Reincorporate the Company as an Irish Public Limited Company – Description of the Avadel plc Ordinary Shares – Anti-Takeover Provisions.”

Avadel plc will seek Irish High Court approval of the creation of distributable reserves; Avadel plc expects this will be forthcoming but cannot guarantee this.

Under Irish law, dividends may only be paid and share repurchases and redemptions must generally be funded only out of “distributable reserves,” which Avadel plc will not have immediately following the closing. The creation of distributable reserves of Avadel plc requires the approval of the Irish High Court and, in connection with seeking such court approval, we are seeking the approval of Flamel shareholders. The approval of the Irish High Court is expected within 15 weeks following the closing. Flamel is not aware of any reason why the Irish High Court would not approve the creation of distributable reserves, however, the issuance of the required order is a matter for the discretion of the Irish High Court. In the event that distributable reserves of Avadel plc are not created, no distributions by way of dividends, share repurchases or otherwise by Avadel plc will be permitted under Irish law until such time as Avadel plc has created sufficient distributable reserves from its operations.

The market for the Avadel plc ordinary shares may differ from the market for the Flamel shares. We intend to make application so that, immediately following the Merger, ADSs representing Avadel plc ordinary shares will be listed on the Nasdaq Global Market under the symbol “AVDL.” Currently, there is no established public trading market for these Avadel plc ADSs. The market price, trading volume or volatility of such Avadel plc ADSs could be different than those of the Flamel ADSs.

Conditions to the Consummation of the Merger

Under the terms of the Merger Agreement, The Merger will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•	Flamel shall have submitted a copy of this proxy statement to the High Court;

•	Avadel Limited’s shareholder shall have approved the Merger and the Merger Agreement;

•	Avadel Limited’s shareholder shall have approved the Avadel Constitution;

•	Flamel’s shareholders shall have approved the Merger and the Merger Agreement;

•	the clerk of the commercial court of Lyon shall have duly issued a legality certificate in respect of Flamel’s participation in the Merger after our shareholders approve the Merger;

•	Avadel Limited shall have advised the High Court that, based on the final order to be issued approving the Merger, Avadel plc will rely upon the exemption from U.S. securities law registration available under Section 3(a)(10) under the Securities Act and it will not register the ordinary shares of Avadel plc to be issued under that Securities Act;

•	by placing advertisements in the CRO Gazette and the international editions of The Financial Times and The Wall Street Journal, and/or such other publications as the High Court shall order, Flamel shall have given its shareholders prior notice of the hearing of the High Court at which such Court will consider the Merger for purposes of approval thereof, and such notice shall state that the Flamel shareholders may attend the hearing and may have an opportunity to be heard at such hearing;

•	the High Court shall have issued the final order approving the merger and containing the other matters required by the Merger Agreement to be set forth therein (including a determination that the Merger is fair (both procedurally and substantively to the shareholders of the merging companies);

•	Avadel Limited shall have given full effect to the Avadel Legal Capital Changes (as defined in the Merger Agreement); and

•	Avadel Limited’s shareholder shall have granted the Avadel Shareholder Equity-Linked Securities Issuance Authority (as defined in the Merger Agreement); and

•	the directors and officers of Flamel immediately prior to the Effective Time shall have been appointed, at the Effective Time, as the only directors and officers of Avadel plc.

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Proposal to Create Distributable Reserves of Avadel plc

Flamel shareholders are being asked to consider and vote upon a proposal to reduce the share premium of Avadel plc resulting from the issuance of Avadel plc shares pursuant to the Merger, in order to create distributable reserves of Avadel plc. You should carefully read this proxy statement/prospectus in its entirety for additional information concerning about distributable reserves, including “Proposals to Reincorporate the Company as an Irish Public Limited Company – Description of Avadel plc Ordinary Shares – Dividends.”

Approval of the proposal to reduce the share premium of Avadel plc to allow the creation of distributable reserves requires the affirmative vote of two-thirds of the Flamel ordinary shares represented at the Meeting. Approval of this proposal is not a condition to the completion of the Merger and whether or not this proposal is approved will have no impact on the completion of the transaction.

Under Irish law, dividends and distributions and, generally, share repurchases or redemptions may only be made from distributable reserves in Avadel plc’s unconsolidated balance sheet prepared in accordance with the Irish Companies Act 2014. Distributable reserves generally means the accumulated realized profits of Avadel plc less accumulated realized losses of Avadel plc and includes reserves created by way of capital reductions. In addition, no distribution or dividend may be made unless the net assets of Avadel plc are equal to, or in excess of, the aggregate of Avadel plc’s called up share capital plus undistributable reserves and the distribution does not reduce Avadel plc ’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Avadel plc’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Avadel plc’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital. Please see “Proposals to Reincorporate the Company as an Irish Public Limited Company – Description of Avadel plc Ordinary Shares – Dividends.”

Immediately following the transaction, the unconsolidated balance sheet of Avadel plc will not contain any distributable reserves, and “shareholders’ equity” in such balance sheet will be comprised entirely of “share capital” (equal to the aggregate par value of the Avadel plc shares issued pursuant to the transaction) and “share premium” resulting from (i) the issuance of Avadel plc shares in the Merger. The share premium arising shall be equal to the aggregate market value of the Flamel ordinary shares, based on the closing price of the Flamel ADSs at the close of trading on Nasdaq on the day the Merger is completed, less the nominal value of Avadel plc’s ordinary share capital.

If the Flamel shareholders approve the creation of distributable reserves and the Merger is completed, such approval will facilitate Avadel plc seeking to obtain the approval of the Irish High Court, which is required for the creation of distributable reserves to be effective, as soon as practicable following the completion of the Merger. Avadel plc is expected to obtain the approval of the Irish High Court within 15 weeks after completion of the transaction.

Prior to completion of the Merger, Flamel, as the current shareholder of Avadel plc, will have approved a resolution that would create distributable reserves following completion of the transaction and obtaining the required approval of the Irish High Court by converting to distributable reserves all or substantially all of the share premium of Avadel plc.

The approval of the distributable reserves proposal is not a condition to the completion of the Merger and whether or not it is approved will have no impact on the completion of the Merger. Accordingly, if the Flamel shareholders approve the Merger but do not approve the distributable reserves proposal set forth in resolution 20, the Merger may still be completed. Until the Irish High Court approval is obtained or distributable reserves are created as a result of the profitable operation of Avadel plc, Avadel plc will not have sufficient distributable reserves to pay dividends or to repurchase or redeem shares following the transaction until such time as Avadel plc has created distributable reserves through the generation of future profits from its operations. In addition, although Avadel plc is not aware of any reason why the Irish High Court would not approve the creation of distributable reserves, the issuance of the required order is a matter for the discretion of the Irish High Court.

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Certain U.S. Federal Securities Law Matters

Avadel plc will not register the issuance of its ordinary shares in the Merger under the Securities Act in reliance upon the exemption from registration provided under Section 3(a)(10) of the Securities Act. Under Section 3(a)(10), securities issued in exchange for one or more outstanding securities are exempt from the registration requirement of the Securities Act if the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. As previously stated, at the Hearing, the High Court will consider whether to issue its order confirming the scrutiny of the legality of the Merger, set the Merger effective date and time, and determine whether the Merger is fair (both procedurally and substantively) to the shareholders of the merging companies, and such hearing will be held in open court. Shareholders of the merging companies, including Flamel, will be given public notice of the Hearing by means of newspaper advertisements in the Irish Companies Registration Office Gazette and the international edition of The Financial Times or The Wall Street Journal. The Court will be advised, prior to the Hearing, that its approval and finding of fairness as to the Merger will be the basis for qualifying for the exemption from the registration requirements of the Securities Act provided by section 3(a)(10) with respect to the shares of Avadel plc to be issued pursuant to the Merger Agreement upon consummation of the Merger.

Upon consummation of the Merger, the ordinary shares of Avadel plc will be deemed to be registered under Section 12(g) of the Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement. Upon consummation of the Merger, as Avadel plc we will remain subject to SEC reporting requirements. Avadel plc intends to file new registration statements and/or post-effective amendments to certain existing effective registration statements of Flamel currently in effect, with respect to equity compensation plans and any other arrangements. Immediately upon consummation of the Merger, the ADSs of Avadel plc issued to you will be listed and traded on the Nasdaq Global Market under the trading symbol “AVDL.”

Restrictions on Sale of Avadel plc Shares. The Avadel plc ordinary shares issued to our shareholders in connection with the Merger will be subject to the same restrictions that currently apply to the Flamel ordinary shares (or ADSs, as applicable). The Avadel plc ordinary shares issued to our shareholders in connection with the Merger will be freely transferable, except as follows:

•	Persons who are affiliates of Flamel or have been affiliates within 90 days prior to reselling any Avadel plc shares may resell any Avadel plc shares, in the United States only, in the manner permitted by Rule 144 under the Securities Act.

•	Persons whose Flamel ordinary shares (or ADSs) bear a legend restricting transfer will receive Avadel plc ordinary shares (or ADSs) that are subject to the same restrictions. In computing the holding period of the Avadel plc shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their Flamel Ltd shares held prior to the time of the Merger.

•	Persons who may be deemed to be affiliates of Flamel and Avadel plc for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Flamel and Avadel plc, and would generally not be expected to include shareholders who are not executive officers, directors or significant shareholders of Flamel and Avadel plc.

Management of Avadel plc

Management of Avadel plc will be vested in its board of directors. The board of directors may further delegate management of certain aspects of Avadel plc’s business to committees of the board of directors or to members of management. However, the directors will remain responsible, as a matter of Irish law, for the proper management of the business and affairs of Avadel plc.

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Interests of Certain Persons in the Merger

No person who has been a director or executive officer of Avadel plc or Flamel, at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Merger, except for any interest arising from his or her ownership of securities of Flamel, as the case may be. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of ordinary shares. The Merger will not give rise to any change-of-control payments under employment agreements with any of our employees.

Accounting Treatment of the Merger

Under U.S. GAAP, the Merger represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The carrying values of Flamel’s assets and liabilities immediately prior to the Merger will be the same carrying values for Avadel plc at the effective time of the Merger.

Required Vote; Recommendation

The proposals pertaining to the Merger and set forth in Resolutions 17, 18, 19 and 20 shall be approved by a vote of ordinary shareholders representing two-thirds of the ordinary shares represented and voting at the Extraordinary Meeting, with each holder of ordinary shares of record being entitled to one vote per share, and with a quorum requirement of at least 25% of the outstanding ordinary shares issued and outstanding and entitled to vote. Abstentions and null votes will be counted for the determination of such threshold.

Description of the Avadel plc Ordinary Shares

The following information is a summary of the material terms of the Avadel plc ordinary shares, nominal (i.e., par) value $0.01 per share, as specified in the Avadel Constitution, to become effective as of the completion of the Merger.

Authorized Share Capital

On consummation of the Merger, our authorized share capital will be $5,500,000 divided into 500,000,000 ordinary shares with a nominal value of $0.01 each and 50,000,000 preferred shares with a nominal value of $0.01 each, plus €25,000 divided into 25,000 deferred ordinary shares with a nominal value of €1.00 each.

The authorized and issued share capital in the Avadel Constitution includes 25,000 deferred ordinary shares, which are required in order to satisfy statutory minimum capital requirements of an Irish public limited company. The holder of the deferred ordinary shares is not entitled to receive any dividend or distribution, to attend, speak or vote at any general meeting, and has no effective rights to participate in the assets of Avadel plc.

Under the Avadel Constitution, we may issue shares subject to the maximum authorized share capital contained in the Avadel Constitution. The authorized share capital may be increased or reduced by a resolution approved by a simple majority of the votes cast at a general meeting of our shareholders, referred to under Irish law as an “ordinary resolution.” Our authorized share capital may be divided into shares of such nominal value as the resolution shall prescribe. As a matter of Irish law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by its constitution or by an ordinary resolution adopted by our shareholders at a general meeting. The authorization may be granted for a maximum period of five years, at which point it may be renewed by shareholders by an ordinary resolution. Accordingly, the Avadel Constitution authorizes our board of directors to issue new ordinary or preferred shares without shareholder approval for a period of five years from the date of the adoption of the Avadel Constitution. The authority to issue preferred shares provides us with the flexibility to consider and respond to future business needs and opportunities as they arise from time to time, including in connection with capital raising, financing and acquisition transactions or opportunities.

Under the Avadel Constitution, our board of directors will be authorized to issue preferred shares on a non-pre-emptive basis, with discretion as to the terms attaching to the preferred shares, including as to voting, dividend and conversion rights and priority relative to other classes of shares with respect to dividends and upon a liquidation. As described in the preceding paragraph, this authority extends until five years from the date of the adoption of the Avadel Constitution, at which time it will expire unless renewed by our shareholders.

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Notwithstanding this authority, under the Irish Takeover Rules (as defined below) our board of directors would not be permitted to issue any of our shares, including preferred shares, during a period when an offer has been made for us or is believed to be imminent unless the issue is (i) approved by our shareholders at a general meeting; (ii) consented to by the Irish Takeover Panel on the basis it would not constitute action frustrating the offer; (iii) consented to by the Irish Takeover Panel and approved by the holders of more than 50% of our shares carrying voting rights; (iv) consented to by the Irish Takeover Panel in circumstances where a contract for the issue of the shares had been entered into prior to that period; or (v) consented to by the Irish Takeover Panel in circumstances where the issue of the shares was decided by our directors prior to that period and either action has been taken to implement the issuance (whether in part or in full) prior to such period or the issuance was otherwise in the ordinary course of business.

While we do not have any current specific plans, arrangements or understandings, written or oral, to issue any preferred shares for any purpose, we are continually evaluating our financial position and analyzing the possible benefits of issuing additional debt securities, equity securities, convertible securities or a combination thereof in connection with, among other things: (i) repaying indebtedness; (ii) financing acquisitions; or (iii) strengthening our balance sheet. The availability of preferred shares gives us flexibility to respond to future capital raising, financing and acquisition needs and opportunities without the delay and expense associated with holding an extraordinary general meeting of our shareholders to obtain further shareholder approval.

The rights and restrictions to which the ordinary shares will be subject are prescribed in the Avadel Constitution. The Avadel Constitution will permit our board of directors, without shareholder approval, to determine the terms of any preferred shares that we may issue. Our board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares, unless expressly provided by the terms of that class or series of shares, to provide from time to time for the issuance of other classes or series of shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Irish law does not recognize fractional shares held of record. Accordingly, the Avadel Constitution does not provide for the issuance of fractional ordinary shares, and our official Irish share register will not reflect any fractional shares.

Preemption Rights, Share Warrants and Share Options

Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro rata basis, commonly referred to as the statutory preemption right. However, we have opted out of these preemption rights in the Avadel Constitution as permitted under Irish law. Because Irish law permits this opt-out to last for a maximum of five years, the Avadel Constitution provides that this opt-out will lapse five years after the adoption of the Avadel Constitution. Such opt-out may be renewed by a special resolution of the shareholders. A special resolution requires not less than 75% of the votes cast at a general meeting of our shareholders. If the opt-out is not renewed, shares issued for cash must be offered to pre-existing shareholders of Avadel plc pro rata to their existing shareholding before the shares can be issued to any new shareholders. The statutory preemption rights do not apply where shares are issued for non-cash consideration and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution).

Issuance of Warrants and Options

The Avadel Constitution provides that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which we are subject, our board of directors is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as it deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as our board of directors may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Act provides that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. We will be subject to the rules of Nasdaq and the Irish Companies Act, which require shareholder approval of certain equity plan and share issuances. Our board of directors may issue shares upon exercise of warrants or options without shareholder approval or authorization, up to the relevant authorized share capital limit.

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Dividends

Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves generally means accumulated realized profits less accumulated realized losses and includes reserves created by way of capital reduction. In addition, no distribution or dividend may be made unless our net assets are equal to, or in excess of, the aggregate of our called up share capital plus undistributable reserves and the distribution does not reduce our net assets below such aggregate. Undistributable reserves include undenominated capital and the amount by which our accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed our accumulated unrealized losses, so far as not previously written off in a reduction of capital approved by the Irish High Court without restriction, or a reorganization of capital.

The determination as to whether or not we have sufficient distributable reserves to fund a dividend must be made by reference to our “relevant financial statements.” The “relevant financial statements” will be either the last set of unconsolidated annual audited financial statements or other financial statements properly prepared in accordance with the Irish Companies Act, which give a “true and fair view” of our unconsolidated financial position and accord with accepted accounting practice.

The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the Avadel Constitution. The Avadel Constitution will authorize our board of directors to declare dividends without shareholder approval to the extent they appear justified by profits lawfully available for distribution. Our board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Our board of directors may direct that the payment be made by distribution of assets, shares or cash, and no dividend issued may exceed the amount recommended by our board of directors. Dividends may be declared and paid in the form of cash or non-cash assets and may be paid in dollars or any other currency.

Our board of directors may deduct from any dividend payable to any shareholder any amounts payable by such shareholder to us in relation to our ordinary shares.

Our board of directors may also authorize us to issue shares with preferred rights to participate in dividends we declare. The holders of preferred shares may, depending on their terms, rank senior to the ordinary shares in terms of dividend rights or be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

For information about the Irish tax issues relating to dividend payments, please see the section of this proxy statement titled “Material Tax Considerations Relating to the Merger—Irish Tax Considerations—Irish Withholding Tax on Dividends.”

Bonus Shares

Under the Avadel Constitution, our board of directors may resolve to capitalize any amount credited to any reserve, including our undenominated capital, or credited to the profit and loss account, and use such amount for the issuance to shareholders of shares as fully paid bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Share Repurchases and Redemptions

Overview

The Avadel Constitution provides that any ordinary share that we have agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish law purposes, the repurchase of ordinary shares by us may technically be effected as a redemption of those shares as described under “—Repurchases and Redemptions”. If the Avadel Constitution did not contain such provision, repurchases by us would be subject to many of the same rules that apply to purchases of ordinary shares by subsidiaries described under “—Purchases by Subsidiaries”, including the shareholder approval requirements described below, and the requirement that any purchases on market be effected on a “recognized stock exchange” which, for purposes of the Irish Companies Act, includes NASDAQ.

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Except where otherwise noted, when we refer elsewhere in this proxy statement to repurchasing or buying back our ordinary shares, we are referring to the redemption of our ordinary shares or the purchase of our ordinary shares by a subsidiary of us, in each case in accordance with the Avadel Constitution and Irish law as described below.

Repurchases and Redemptions

Under Irish law, subject to the conditions summarized below, a company may issue redeemable shares and may only redeem them out of distributable reserves or the proceeds of a new issue of ordinary shares for that purpose. As described in “Dividend Policy”, we do not expect to have any distributable reserves for the foreseeable future, subject to the results of our efforts, after the Merger, to reduce the share premium of Avadel plc in order to create distributable reserves.  See “Proposal to Reincorporate the Company as an Irish Public Limited Company – Proposal to Create Distributable Reserves of Avadel plc.” We may only issue redeemable shares if the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of our total issued share capital. All redeemable shares must also be fully paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may, upon redemption, be cancelled or held in treasury. Based on the provision of the Avadel Constitution described above, shareholder approval will not be required to redeem our ordinary shares.

We may also be given an additional general authority to purchase our own shares on market, which would take effect on the same terms and be subject to the same conditions as applicable to purchases by our subsidiaries as described below.

Our board of directors may also issue preferred shares, which may be redeemed at the option of either us or the shareholder, depending on the terms of such preferred shares. Please see “—Authorized Share Capital” above for additional information on preferred shares.

Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by us at any time must not exceed 10% of the nominal value of our issued share capital. We may not exercise any voting rights in respect of any shares held as treasury shares. Treasury shares may be cancelled by us or re-issued subject to certain conditions.

Purchases by Subsidiaries

Under Irish law, an Irish or non-Irish subsidiary may purchase our ordinary shares either on market or off market. For one of our subsidiaries to make purchases on market of our ordinary shares, the shareholders must provide general authorization for such purchase by way of ordinary resolution. However, as long as this general authority has been granted, no specific shareholder authority for a particular on market purchase by a subsidiary of our ordinary shares is required. For a purchase by a subsidiary off market, the proposed purchase contract must be authorized by special resolution of our shareholders before the contract is entered into. The person whose ordinary shares are to be bought back cannot vote in favor of the special resolution and the purchase contract must be on display or must be available for inspection by our shareholders at our registered office from the date of the notice of the meeting at which the resolution approving the contract is to be proposed.

In order for one of our subsidiaries to make an on market purchase of our ordinary shares, such shares must be purchased on a “recognized stock exchange”. Nasdaq is specified as a recognized stock exchange for this purpose by Irish law.

The number of ordinary shares held by our subsidiaries at any time will count as treasury shares and will be included in any calculation of the permitted treasury share threshold of 10% of the nominal value of our issued share capital. While a subsidiary holds any of our shares, it cannot exercise any voting rights in respect of those shares. The acquisition of our ordinary shares by a subsidiary must be funded out of distributable reserves of the subsidiary.

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Lien on Shares, Calls on Shares and Forfeiture of Shares

The Avadel Constitution provides that we will have a first and paramount lien on every share that is not a fully paid share for all amounts payable at a fixed time or called in respect of that share. Subject to the terms of their allotment, directors may call for any unpaid amounts in respect of any shares to be paid, and if payment is not made, the shares may be forfeited. These provisions are customary in the constitution of an Irish public company limited by shares such as our company and will only be applicable to shares that have not been fully paid.

Consolidation and Division; Subdivision

Under the Avadel Constitution, we may, by ordinary resolution, consolidate and divide all or any of our share capital into shares of larger nominal value than our existing shares or subdivide our shares into smaller amounts than are fixed by the Avadel Constitution.

Reduction of Share Capital

We may, by ordinary resolution, reduce our authorized share capital in any way. We also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel our issued share capital in any manner permitted by the Irish Companies Act.

General Meetings of Shareholders

We are required to hold an annual general meeting within eighteen months of incorporation and at intervals of no more than fifteen months thereafter, provided that an annual general meeting is held in each calendar year following our first annual general meeting, no more than nine months after our fiscal year-end.

Our extraordinary general meetings may be convened by (i) our board of directors, (ii) on requisition of shareholders holding not less than 10% of our paid up share capital carrying voting rights or (iii) on requisition of our auditors. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions as may be required from time to time.

Notice of a general meeting must be given to all our shareholders and to our auditors. The Avadel Constitution provides that the maximum notice period is 60 days. The minimum notice periods are 21 days’ notice in writing for an annual general meeting or an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting. General meetings may be called by shorter notice, but only with the consent of our auditors and all of our shareholders entitled to attend and vote thereat. Because of the 21-day and 14-day requirements described in this paragraph, the Avadel Constitution includes provisions reflecting these requirements of Irish law.

In the case of an extraordinary general meeting convened by our shareholders, the proposed purpose of the meeting must be set out in the requisition notice. Upon receipt of this requisition notice, our board of directors has 21 days to convene a meeting of our shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If our board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

The only matters which must, as a matter of Irish company law, be transacted at an annual general meeting are the consideration of the Irish statutory financial statements, the report of the directors, the report of the auditors on those statements and that report and a review by the members of our affairs. If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office.

If our directors become aware that our net assets are half or less of the amount of our called-up share capital, our directors must convene an extraordinary general meeting of our shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

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Quorum for General Meetings

The presence, in person or by proxy, of five or more persons holding or representing by proxy at least a majority in nominal value of the class or, at any adjourned meeting of such holders, one holder holding or representing by proxy at least a majority in nominal value of the issued shares of the class constitutes a quorum for the conduct of business. No business may take place at a general meeting if a quorum is not present in person or by proxy. Our board of directors has no authority to waive quorum requirements stipulated in the Avadel Constitution. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Adjournment of Shareholder Meetings

The Avadel Constitution provides that if a quorum is not present, the meeting shall be adjourned and we shall notify shareholders in accordance with the usual notice requirements in the event that such meeting is to be reconvened.

Voting

Under the Avadel Constitution, each holder of our ordinary shares is entitled to one vote for each ordinary share that he or she holds as of the record date for the meeting. The holder of our deferred ordinary shares is not entitled to a vote. We may not exercise any voting rights in respect of any shares held as treasury shares. Any shares held by our subsidiaries will count as treasury shares for this purpose, and such subsidiaries cannot therefore exercise any voting rights in respect of those shares.

Irish law distinguishes between “ordinary business” and “special business”. Most business that is transacted at a general meeting is deemed "special" with the exception of declaring a dividend, the consideration of the statutory financial statements and the reports of the directors and auditors thereon, the review by the shareholders of the company's affairs, the fixing of the remuneration of auditors and the election of directors, all of which are deemed to be “ordinary business.”

All resolutions proposed at our general meetings will be decided on a poll. Every shareholder entitled to vote has one vote for each share held unless otherwise provided in the Avadel Constitution. Voting rights may be exercised by shareholders registered in the share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company, this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in accordance with the Avadel Constitution. The Avadel Constitution permits the appointment of proxies by our shareholders to be notified to us electronically, when permitted by our directors.

In accordance with the Avadel Constitution, our board of directors may from time to time authorize us to issue preference shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred share. For example, they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares. Treasury shares or our shares held by our subsidiaries will not be entitled to be voted at general meetings of shareholders.

Irish law requires special resolutions of our shareholders at a general meeting to approve certain matters. Examples of matters requiring special resolutions include:

•	amending our objects or memorandum of association;

•	amending our articles of association;

•	approving a change of our name;

•	authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

•	opting out of preemption rights on the issuance of new shares;

•	re-registering us from a public limited company to a private company;

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•	variation of class rights attaching to classes of shares (where our memorandum and articles of association do not provide otherwise);

•	purchase of our ordinary shares off market;

•	reduction of issued share capital;

•	sanctioning a compromise or scheme of arrangement with creditors or shareholders;

•	resolving that we be wound up by the Irish courts;

•	resolving in favor of a shareholders’ voluntary winding-up; and

•	setting the re-issue price of treasury shares.

Action by Written Consent

The Avadel Constitution provides that shareholder resolutions are to be adopted by way of poll at meetings and shareholders are permitted to pass resolutions by unanimous written consent.

Variation of Rights Attaching to a Class or Series of Shares

Under the Avadel Constitution and the Irish Companies Act, any variation of class rights attaching to our issued shares must be approved by a special resolution of our shareholders of the affected class or with the consent in writing of the holders of 75% of all the votes of that class of shares.

Inspection of Books and Records

Under Irish law, shareholders have the right to (1) receive a copy of the Avadel Constitution, (2) inspect and obtain copies of the minutes of general meetings and resolutions, (3) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors' interests and other statutory registers maintained by us, (4) receive copies of statutory financial statements (or summary financial statements, where applicable) and directors’ and auditors’ reports that have previously been sent to shareholders prior to an annual general meeting and (5) receive financial statements of any our subsidiaries that have previously been sent to shareholders prior to an annual general meeting for the preceding ten years. The auditors’ report must be circulated to the shareholders with our financial statements prepared in accordance with Irish law 21 days before the annual general meeting and must be read to the shareholders at our annual general meeting.

Acquisitions

An Irish public limited company may be acquired in a number of ways, including:

•	a court-approved scheme of arrangement under the Irish Companies Act. A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of a majority in number representing 75% in value of the shareholders present and voting in person or by proxy at a meeting called to approve the scheme;

•	through a tender or takeover offer by a third party for all of our shares. Where the holders of 80% or more of our ordinary shares have accepted an offer for their shares in our company, the remaining shareholders may also be statutorily required to transfer their shares. If the bidder does not exercise this “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms. If our shares were to be listed on the main securities market of the Irish Stock Exchange or another regulated stock exchange in the European Union, or EU, this threshold would be increased to 90%; and

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•	it is also possible for us to be acquired by way of a merger with an EU-incorporated company under the EU Cross-Border Mergers Directive 2005/56/EC. Such a merger must be approved by a special resolution. If we are being merged with another EU company under the EU Cross-Border Mergers Directive 2005/56/EC and the consideration payable to our shareholders is not all in the form of cash, our shareholders may be entitled to require their shares to be acquired at fair value.

Irish law does not generally require shareholder approval for a sale, lease or exchange of all or substantially all of a company's property and assets.

Appraisal Rights

Generally, under Irish law, shareholders of an Irish company do not have dissenters’ or appraisal rights. Under the European Communities (Cross-Border Mergers) Regulations 2008, as amended, governing the merger of an Irish company limited by shares such as our company and a company incorporated in the European Economic Area, a shareholder (1) who voted against the special resolution approving the merger or (2) of a company in which 90% of the shares are held by the other party to the merger has the right to request in certain circumstances that the successor company acquire its shares for cash at a price determined in accordance with the share exchange ratio set out in the Merger Agreement.

Corporate Governance

The Avadel Constitution allocates authority over our day-to-day management to our board of directors. Our board of directors may then delegate our management to committees of our board of directors, consisting of one or more members of our board of directors, or to our executive officers, although our board of directors will remain responsible, as a matter of Irish law, for the proper management of our affairs. The proceedings of committees are governed by the Avadel Constitution regulating the proceedings of directors. A vote at any committee meeting will be determined by a majority of votes of the members present.

Our board of directors will have a standing audit committee, a compensation committee and a nominating and corporate governance committee. It is also the intention of Avadel plc to adopt corporate governance policies, including a code of conduct and an insider trading policy.

Directors

Number of Directors

The Irish Companies Act provides for a minimum of two directors. The Avadel Constitution provides for a minimum of two directors and a maximum of 13. Our shareholders may from time to time increase or reduce the maximum number, or increase the minimum number, of directors by ordinary resolution. Our board of directors determines the number of directors within the range of two to 13.

Election and Term of Office of Directors

At every annual general meeting of the Company, all of the directors shall retire from office unless re-elected by ordinary resolution at the annual general meeting. A director retiring at a meeting shall retain office until the close or adjournment of the meeting.

Irish law requires majority voting for the election of directors, which could result in the number of directors falling below the authorized number of directors due to the failure of nominees to be elected. The Avadel Constitution provide that if the number of directors is reduced below the prescribed minimum number of directors, the remaining director or directors shall appoint as soon as practicable an additional director or additional directors to make up such prescribed minimum or shall convene a general meeting of Avadel plc for the purpose of making such appointment. The Avadel Constitution provides that if, at any meeting of shareholders, the chairman determines that the number of persons properly nominated to serve as directors exceeds the authorized number of directors to be elected and the number of directors is reduced below such authorized number due to the failure of one or more directors to be elected or re-elected by a majority of the votes cast at such meeting, then of the persons properly nominated to be elected as directors, those receiving the highest number of votes in favor of election or re-election will be elected or re-elected as directors until the next annual general meeting. The Avadel Constitution provides that if, at any meeting of shareholders, resolutions are passed by a majority of the votes cast at such meeting in respect of the election or re-election of directors which would result in the authorized number of directors being exceeded, then those number of directors, as exceeds such authorized number, receiving at that meeting the lowest number of votes in favor of election or re-election shall not be elected or re-elected as a director.

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Holders of our ordinary shares are entitled to one vote for each share at all meetings at which directors are elected.

Board Vacancies

Any vacancy on our board of directors, including a vacancy resulting from an increase in the number of directors or from the death, resignation, retirement, disqualification or removal of a director, shall be deemed a casual vacancy. Subject to the terms of any one or more classes or series of preferred shares, any casual vacancy shall only be filled by the decision of a majority of our board of directors then in office, provided that a quorum is present and provided that the appointment does not cause the number of directors to exceed any number fixed by or in accordance with the Avadel Constitution as the maximum number of directors.

Any director of a class of directors elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. A director retiring at a meeting shall retain office until the close or adjournment of the meeting.

Resignation, Removal and Disqualification of Directors

The Irish Companies Act provides that, notwithstanding anything contained in the constitution of a company or in any agreement between that company and a director, the shareholders may by an ordinary resolution remove a director from office before the expiration of his or her term. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) which the director may have against us in respect of his or her removal.

The Avadel Constitution also provides that the office of a director will also be vacated if the director is restricted or disqualified to act as a director under the Irish Companies Act; resigns his or her office by notice in writing to us or in writing offers to resign and the directors resolve to accept such offer; or is requested to resign in writing by not less than 75% of the other directors.

Indemnification Agreements

To the fullest extent permitted by Irish law, the Avadel Constitution contains indemnification for the benefit of our directors, company secretary and executive officers. However, as to our directors and company secretary, this indemnity is limited by the Irish Companies Act, which prescribes that an advance commitment to indemnify only permits a company to pay the costs or discharge the liability of a director or company secretary where judgment is given in favor of the director or company secretary in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or company secretary acted honestly and reasonably and ought fairly to be excused. Any provision whereby an Irish company seeks to commit in advance to indemnify its directors or company secretary over and above the limitations imposed by the Irish Companies Act will be void, whether contained in its articles of association or any contract between the company and the director or company secretary. This restriction does not apply to our executive officers who are not directors, our company secretary or other persons who would be considered “officers” within the meaning of the Irish Companies Act.

We are permitted under the Avadel Constitution and the Irish Companies Act to take out directors' and officers’ liability insurance, as well as other types of insurance, for our directors, officers, employees and agents. In order to attract and retain qualified directors and officers, we expect to purchase and maintain customary directors' and officers’ liability insurance and other types of comparable insurance.

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Each of the employment agreements between Flamel and its executive officers includes a provision obligating Flamel to indemnify the employee from liability arising from his or her services to us, except to the extent such liability was the result  of his or her fraud, gross negligence, or reckless or intentional misconduct. These indemnity obligations will become binding obligations of Avadel plc as a result of the Merger. At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

The indemnification provisions in the Avadel Constitution may discourage shareholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our shareholders. A shareholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Legal Name; Formation; Fiscal Year; Registered Office

The current legal and commercial name of Avadel is Avadel Pharmaceuticals Limited. Avadel was incorporated in Ireland on December 1, 2015 as a private limited company, under the name Fccml Limited (registration number 572535). Avadel’s fiscal year ends on December 31 and its registered address is Block 10-1 Blanchardstown, Corporate Park, Ballycoolin, Dublin 15, Ireland.

Duration; Dissolution; Rights Upon Liquidation

The duration of our company as Avadel plc will be unlimited. We may be dissolved and wound up at any time by way of a shareholders’ voluntary winding up or a creditors’ winding up. In the case of a shareholders’ voluntary winding up, a special resolution of shareholders is required. Our company may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office as an enforcement measure if we have failed to file certain returns. We may also be dissolved by the Director of Corporate Enforcement in Ireland where our affairs have been investigated by an inspector and it appears from the report or any information obtained by the Director of Corporate Enforcement that we should be wound up.

If the Avadel Constitution contains no specific provisions in respect of a dissolution or winding up, then, subject to the priorities of any creditors, the assets will be distributed to our shareholders in proportion to the paid-up nominal value of the shares held. The Avadel Constitution provides that our ordinary shareholders are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preference shareholders to participate under the terms of any series or class of preferred shares.

Uncertificated Shares

Holders of our ordinary shares have the right upon request to require Avadel plc to issue share certificates for their shares subject to payment of a nominal fee. Subject to any such requests, Avadel plc intends only to issue uncertificated shares.

No Sinking Fund

Our ordinary shares do not have sinking fund provisions.

No Liability for Further Calls or Assessments

The shares to be issued in the Merger will be duly and validly issued and fully paid.

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Transfer and Registration of Shares

A substantial majority of the ordinary shares of Avadel plc will be represented by ADSs which will be listed for trading on the Nasdaq Global Market, and therefore the procedures applicable to the trades of Avadel plc ADSs will be subject to the same procedures currently applicable to trading in Flamel ADSs. For shareholders who will own Avadel plc ordinary shares directly, the transfer agent for Avadel plc will maintain a share register which will reflect such ownership and the resulting membership in Avadel plc. Persons who own Avadel plc ordinary shares beneficially (either in the form of ADSs or as shares that are held by a broker or other third party nominee) will not be the holder of record of such shares. Instead, the depository or other nominee will be the holder of record of those shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through a depository or other nominee will not be registered in Avadel plc’s official share register, as the depository or other nominee will remain the record holder of any such shares.

A written instrument of transfer is required under Irish law in order to register on our official share register any transfer of shares (1) from a person who holds such shares directly to any other person, (2) from a person who holds such shares beneficially but not directly to a person who holds such shares directly, or (3) from a person who holds such shares beneficially to another person who holds such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer is also required for a shareholder who directly holds shares to transfer those shares into or out of his or her own broker account. Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on our official Irish share register. However, a shareholder who directly holds shares outside of DTC may transfer those shares into DTC without giving rise to Irish stamp duty provided that (a) there is no change in beneficial ownership of the shares and (b) at the time of the transfer into or out of DTC there is no agreement in place for the sale of the shares by the beneficial owner to a third party.

Any transfer of our ordinary shares that is subject to Irish stamp duty will not be registered in the name of the buyer unless an instrument of transfer is duly stamped, the stamp duty thereon is paid by one of the parties and the instrument is provided to the transfer agent. We, in our absolute discretion and insofar as the Irish Companies Act or any other applicable law permits, may, or may procure that we or a subsidiary of our company shall, pay Irish stamp duty arising on a transfer of our ordinary shares on behalf of the transferee of such ordinary shares. If stamp duty resulting from the transfer of such ordinary shares which would otherwise be payable by the transferee is paid by our company or any subsidiary of our company on behalf of the transferee, then in those circumstances, we intend to, on our behalf or on behalf of our subsidiary, take one or a combination of the following actions: (1) require the transferee to pay to us or a subsidiary of our company the amount of such stamp duty and refuse to register such transfer until that amount is paid, (2) seek reimbursement of the stamp duty from the transferee, (3) set-off the stamp duty against any dividends payable to the transferee of those ordinary shares and (4) claim a first and permanent lien on the ordinary shares on which stamp duty has been paid by us or our subsidiary for the amount of stamp duty paid. Our lien shall extend to all dividends paid on those ordinary shares. The Avadel Constitution delegates authority to our company secretary (or his or her nominee) to execute an instrument of transfer on behalf of a transferring party.

In order to help ensure that the official share register is regularly updated to reflect trading of our ordinary shares occurring through normal electronic systems, we intend to regularly produce any required instruments of transfer in connection with any transactions for which we pay stamp duty, subject to the reimbursement and set-off rights described above. In the event that we notify one or both of the parties to a share transfer that we believe stamp duty is required to be paid in connection with the transfer and that we will not pay the stamp duty, the parties may either themselves arrange for the execution of the required instrument of transfer (and may request a form of instrument of transfer from us for this purpose) or request that we execute an instrument of transfer on behalf of the transferring party in a form determined by us. In either event, if the parties to the share transfer have the instrument of transfer duly stamped to the extent required and then provide it to our transfer agent, the buyer will be registered as the legal owner of the relevant shares on our official Irish share register, subject to the suspension right described below.

Our directors have general discretion to decline to register an instrument of transfer unless the transfer is in respect of one class of shares only. Our directors may suspend registration of transfers from time to time, not exceeding 30 days in aggregate each year.

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Anti-Takeover Provisions

Business Combinations with Interested Shareholders

The Avadel Constitution includes a provision similar to Section 203 of the Delaware General Corporation Law, which generally prohibits us from engaging in a business combination with an interested shareholder for a period of three years following the date the person became an interested shareholder, unless, in general:

•	our board of directors approved the transaction which resulted in the shareholder becoming an interested shareholder;

•	upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the shareholder owned at least 85% of the voting shares outstanding at the time of commencement of such transaction, excluding for purposes of determining the number of voting shares outstanding (but not the outstanding voting shares owned by the interested shareholder), voting shares owned by persons who are directors and also officers and by certain employee share plans; or

•	the business combination is approved by our board of directors and authorized at an annual or extraordinary general meeting of shareholders by the affirmative vote of the holders of at least 75% of the outstanding voting shares that are not owned by the interested shareholder.

A “business combination” is generally defined as a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested shareholder. An “interested shareholder” is generally defined as a person who, together with affiliates and associates, owns or, within three years prior to the date in question, owned 15% or more of our outstanding voting shares.

Irish Takeover Rules and Substantial Acquisition Rules

A transaction in which a third party seeks to acquire 30% or more of our voting rights and any other acquisitions of our securities will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder, or the Irish Takeover Rules, and will be regulated by the Irish Takeover Panel. The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.

General Principles

The Irish Takeover Rules are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel:

•	in the event of an offer, all holders of securities of the target company must be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•	the holders of securities in the target company must have sufficient time and information to enable them to reach a properly informed decision on the offer; where it advises the holders of securities, the board of directors of the target company must give its views on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•	a target company’s board of directors must act in the interests of that company as a whole and must not deny the holders of securities the opportunity to decide on the merits of the offer;

•	false markets must not be created in the securities of the target company, the bidder or any other company concerned by the offer in such a way that the rise or fall of the prices of the securities becomes artificial and the normal functioning of the markets is distorted;

•	a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered, if such is offered, and after taking all reasonable measures to secure the implementation of any other type of consideration;

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•	a target company may not be hindered in the conduct of its affairs longer than is reasonable by an offer for its securities; and

•	a “substantial acquisition” of securities, whether such acquisition is to be effected by one transaction or a series of transactions, shall take place only at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid

Under certain circumstances, a person who acquires shares, or other voting securities, of a company may be required under the Irish Takeover Rules to make a mandatory cash offer for the remaining outstanding voting securities in that company at a price not less than the highest price paid for the securities by the acquiror, or any parties acting in concert with the acquiror, during the previous 12 months. This mandatory bid requirement is triggered if an acquisition of securities would increase the aggregate holding of an acquiror, including the holdings of any parties acting in concert with the acquiror, to securities representing 30% or more of the voting rights in a company, unless the Irish Takeover Panel otherwise consents. An acquisition of securities by a person holding, together with its concert parties, securities representing between 30% and 50% of the voting rights in a company would also trigger the mandatory bid requirement if, after giving effect to the acquisition, the percentage of the voting rights held by that person, together with its concert parties, would increase by 0.05% within a 12-month period. Any person, excluding any parties acting in concert with the holder, holding securities representing more than 50% of the voting rights of a company is not subject to these mandatory offer requirements in purchasing additional securities.

Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements

If a person makes a voluntary offer to acquire our outstanding ordinary shares, the offer price must not be less than the highest price paid for our ordinary shares by the bidder or its concert parties during the three-month period prior to the commencement of the offer period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Irish Takeover Panel, taking into account the General Principles, believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired our ordinary shares (1) during the 12-month period prior to the commencement of the offer period that represent more than 10% of our total ordinary shares or (2) at any time after the commencement of the offer period, the offer must be in cash or accompanied by a full cash alternative and the price per ordinary share must not be less than the highest price paid by the bidder or its concert parties during, in the case of clause (1), the 12-month period prior to the commencement of the offer period or, in the case of (2), the offer period. The Irish Takeover Panel may apply this Rule to a bidder who, together with its concert parties, has acquired less than 10% of our total ordinary shares in the 12-month period prior to the commencement of the offer period if the Irish Takeover Panel, taking into account the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares and other voting securities which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of the company. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of the company is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of the company and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

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Frustrating Action

Under the Irish Takeover Rules, our board of directors is not permitted to take any action that might frustrate an offer for our shares once our board of directors has received an approach that may lead to an offer or has reason to believe that such an offer is or may be imminent, subject to certain exceptions. Potentially frustrating actions such as 1) the issue of shares, options, restricted share units or convertible securities, (2) material acquisitions or disposals, (3) entering into contracts other than in the ordinary course of business or (4) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any earlier time during which our board of directors has reason to believe an offer is or may be imminent. Exceptions to this prohibition are available where:

(a) the action is approved by our shareholders at a general meeting; or

(b) the Irish Takeover Panel has given its consent, where:

(i) it is satisfied the action would not constitute frustrating action;

(ii) our shareholders holding more than 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(iii) the action is taken in accordance with a contract entered into prior to the announcement of the offer, or any earlier time at which our board of directors considered the offer to be imminent; or

(iv) the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

Shareholders’ Rights Plan

Irish law does not expressly authorize or prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Irish law. In addition, such a plan would be subject to the Irish Takeover Rules and the General Principles underlying the Irish Takeover Rules. The Avadel Constitution allows our board of directors to adopt a shareholder rights plan upon such terms and conditions as our board of directors deems expedient and in the best interests of us, subject to applicable law.

Subject to the Irish Takeover Rules, our board of directors also has power to issue any of our authorized and unissued shares on such terms and conditions as it may determine and any such action should be taken in our best interests. It is possible, however, that the terms and conditions of any issue of preference shares could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares believe to be in their best interests or in which holders might receive a premium for their shares over the then-market price of the shares.

Disclosure of Interests in Shares

Under the Irish Companies Act, our shareholders must notify us if, as a result of a transaction, the shareholder will become interested in three percent or more of our voting shares, or if as a result of a transaction a shareholder who was interested in three percent or more of our voting shares ceases to be so interested. Where a shareholder is interested in three percent or more of our voting shares, the shareholder must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the voting shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue). Where the percentage level of the shareholder’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder’s interests that gave rise to the notification requirement. If a shareholder fails to comply with these notification requirements, the shareholder's rights in respect of any of our shares it holds will not be enforceable, either directly or indirectly. However, such person may apply to the court to have the rights attaching to such shares reinstated.

In addition to these disclosure requirements, we, under the Irish Companies Act, may, by notice in writing, require a person whom we know or have reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued to have been, interested in shares comprised in our relevant share capital to (i) indicate whether or not it is the case and (ii) where such person holds or has during that time held an interest in our shares, to provide additional information, including the person's own past or present interests in our shares. If the recipient of the notice fails to respond within the reasonable time period specified in the notice, we may apply to the Irish court for an order directing that the affected shares be subject to certain restrictions, as prescribed by the Irish Companies Act, as follows:

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•	any transfer of those shares or, in the case of unissued shares, any transfer of the right to be issued with shares and any issue of shares, shall be void;

•	no voting rights shall be exercisable in respect of those shares;

•	no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

•	no payment shall be made of any sums due from us on those shares, whether in respect of capital or otherwise.

The court may also order that shares subject to any of these restrictions be sold with the restrictions terminating upon the completion of the sale.

In the event we are in an offer period pursuant to the Irish Takeover Rules, accelerated disclosure provisions apply for persons holding an interest in our securities of one percent or more.

Description of ADSs Representing Avadel plc Ordinary Shares

American Depositary Shares

The Bank of New York Mellon, as depositary, will register and deliver American Depositary Shares, also referred to as ADSs. Each ADS will represent one Avadel ordinary shares (or a right to receive one share) deposited with                      , as custodian for the depositary in                           . Each ADS will also represent any other securities, cash or other property which may be held by the depositary. The depositary’s office at which the ADSs will be administered is located at 101 Barclay Street, New York, New York 10286. The Bank of New York Mellon’s principal executive office is located at 225 Liberty Street, New York, New York 10286.

You may hold ADSs either (A) directly (i) by having an American Depositary Receipt, also referred to as an ADR, which is a certificate evidencing a specific number of ADSs, registered in your name, or (ii) by having uncertificated ADSs registered in your name, or (B) indirectly by holding a security entitlement in ADSs through your broker or other financial institution that is a direct or indirect participant in The Depository Trust Company, also called DTC. If you hold ADSs directly, you are a registered ADS holder, also referred to as an ADS holder. This description assumes you are an ADS holder. If you hold the ADSs indirectly, you must rely on the procedures of your broker or other financial institution to assert the rights of ADS holders described in this section. You should consult with your broker or financial institution to find out what those procedures are.

Registered holders of uncertificated ADSs will receive statements from the depositary confirming their holdings. As an ADS holder, Avadel will not treat you as one of our shareholders and you will not have shareholder rights. Irish law governs shareholder rights. The depositary will be the holder of the shares underlying your ADSs. As a registered holder of ADSs, you will have ADS holder rights. A deposit agreement among us, the depositary, ADS holders and all other persons indirectly or beneficially holding ADSs sets out ADS holder rights as well as the rights and obligations of the depositary. New York law governs the deposit agreement and the ADSs.

The following is a summary of the material provisions of the deposit agreement, which we anticipate Avadel plc will enter into with The Bank of New York prior to the Merger.

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Dividends and Other Distributions

How will you receive dividends and other distributions on the shares?

The depositary for Avadel plc will agree to pay or distribute to ADS holders the cash dividends or other distributions it or the custodian receives on shares or other deposited securities, upon payment or deduction of its fees and expenses. You will receive these distributions in proportion to the number of shares your ADSs represent.

Cash.	The depositary will convert any cash dividend or other cash distribution Avadel pays on the shares into U.S. dollars, if it can do so on a reasonable basis and can transfer the U.S. dollars to the United States. If that is not possible or if any government approval is needed and cannot be obtained, the deposit agreement allows the depositary to distribute the foreign currency only to those ADS holders to whom it is possible to do so. It will hold the foreign currency it cannot convert for the account of the ADS holders who have not been paid. It will not invest the foreign currency and it will not be liable for any interest.

Before making a distribution, any withholding taxes, or other governmental charges that must be paid will be deducted. See “Material Tax Considerations Relating to the Merger.” It will distribute only whole U.S. dollars and cents and will round fractional cents to the nearest whole cent. If the exchange rates fluctuate during a time when the depositary cannot convert the foreign currency, you may lose some of the value of the distribution.

Shares.	The depositary may distribute additional ADSs representing any shares Avadel plc distributes as a dividend or free distribution. The depositary will only distribute whole ADSs. It will sell shares which would require it to deliver a fraction of an ADS (or ADSs representing those shares) and distribute the net proceeds in the same way as it does with cash. If the depositary does not distribute additional ADSs, the outstanding ADSs will also represent the new shares. The depositary may sell a portion of the distributed shares (or ADSs representing those shares) sufficient to pay its fees and expenses in connection with that distribution.

Rights to purchase additional shares.  If Avadel plc offers holders of our securities any rights to subscribe for additional shares or any other rights, the depositary may (i) exercise those rights on behalf of ADS holders, (ii) distribute those rights to ADS holders or (iii) sell those rights and distribute the net proceeds to ADS holders, in each case after deduction or upon payment of its fees and expenses. To the extent the depositary does not do any of those things, it will allow the rights to lapse. In that case, you will receive no value for them. The depositary will exercise or distribute rights only if Avadel ask it to and provide satisfactory assurances to the depositary that it is legal to do so. If the depositary will exercise rights, it will purchase the securities to which the rights relate and distribute those securities or, in the case of shares, new ADSs representing the new shares, to subscribing ADS holders, but only if ADS holders have paid the exercise price to the depositary. U.S. securities laws may restrict the ability of the depositary to distribute rights or ADSs or other securities issued on exercise of rights to all or certain ADS holders, and the securities distributed may be subject to restrictions on transfer.

Other Distributions.  The depositary will send to ADS holders anything else Avadel plc distributes on deposited securities by any means it thinks is legal, fair and practical. If it cannot make the distribution in that way, the depositary has a choice. It may decide to sell what Avadel plc distributed and distribute the net proceeds, in the same way as it does with cash. Or, it may decide to hold what Avadel plc distributed, in which case ADSs will also represent the newly distributed property. However, the depositary is not required to distribute any securities (other than ADSs) to ADS holders unless it receives satisfactory evidence from us that it is legal to make that distribution. The depositary may sell a portion of the distributed securities or property sufficient to pay its fees and expenses in connection with that distribution. U.S. securities laws may restrict the ability of the depositary to distribute securities to all or certain ADS holders, and the securities distributed may be subject to restrictions on transfer.

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The depositary is not responsible if it decides that it is unlawful or impractical to make a distribution available to any ADS holders. Avadel has no obligation to register ADSs, shares, rights or other securities under the Securities Act. Avadel plc also has no obligation to take any other action to permit the distribution of ADSs, shares, rights or anything else to ADS holders. This means that you may not receive the distributions Avadel makes on its shares or any value for them if it is illegal or impractical for Avadel to make them available to you.

Deposit, Withdrawal and Cancellation

How are ADSs issued?

The depositary will deliver ADSs if you or your broker deposits shares or evidence of rights to receive shares with the custodian. Upon payment of its fees and expenses and of any taxes or charges, such as stamp taxes or stock transfer taxes or fees, the depositary will register the appropriate number of ADSs in the names you request and will deliver the ADSs to or upon the order of the person or persons that made the deposit.

How can ADS holders withdraw the deposited securities?

You may surrender your ADSs for the purpose of withdrawal at the depositary’s office. Upon payment of its fees and expenses and of any taxes or charges, such as stamp taxes or stock transfer taxes or fees, the depositary will deliver the shares and any other deposited securities underlying the ADSs to the ADS holder or a person the ADS holder designates at the office of the custodian. Or, at your request, risk and expense, the depositary will deliver the deposited securities at its office, if feasible. The depositary may charge you a fee and its expenses for instructing the custodian regarding delivery of deposited securities.

How do ADS holders interchange between certificated ADSs and uncertificated ADSs?

You may surrender your ADR to the depositary for the purpose of exchanging your ADR for uncertificated ADSs. The depositary will cancel that ADR and will send to the ADS holder a statement confirming that the ADS holder is the registered holder of uncertificated ADSs. Upon receipt by the depositary of a proper instruction from a registered holder of uncertificated ADSs requesting the exchange of uncertificated ADSs for certificated ADSs, the depositary will execute and deliver to the ADS holder an ADR evidencing those ADSs.

Voting Rights

How do you vote?

ADS holders may instruct the depositary how to vote the number of deposited shares their ADSs represent. If Avadel plc requests the depositary to solicit your voting instructions (and Avadel plc is not required to do so), the depositary will notify you of a shareholders’ meeting and send or make voting materials available to you. Those materials will describe the matters to be voted on and explain how ADS holders may instruct the depositary how to vote. For instructions to be valid, they much reach the depositary by a date set by the depositary. or as described in the following sentence.

The depositary will try, as far as practical, subject to the laws of Ireland and the provisions of our articles of association or similar documents, to vote or to have its agents vote the shares or other deposited securities as instructed by ADS holders. If Avadel plc does not request the depositary to solicit your voting instructions, you can still send voting instructions, and, in that case, the depositary may try to vote as you instruct, but it is not required to do so. If Avadel plc asked the depositary to solicit your instructions at least 30 days before the meeting date but the depositary does not receive voting instructions from you by the specified date, it will consider you to have authorized and directed it to give a discretionary proxy to a person designated by us to vote the number of deposited securities represented by your ADSs. The depositary will give a discretionary proxy in those circumstances to vote on all questions at to be voted upon unless Avadel notifies the depositary that:

•	Avadel does not wish to receive a discretionary proxy;

•	there is substantial shareholder opposition to the particular question; or

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•	the particular question would have an adverse impact on our shareholders.

Avadel plc is required to notify the depositary if one of the conditions specified above exists.

Except by instructing the depositary as described above, you won’t be able to exercise voting rights unless you surrender your ADSs and withdraw the shares. However, you may not know about the meeting enough in advance to withdraw the shares. In any event, the depositary will not exercise any discretion in voting deposited securities and it will only vote or attempt to vote as instructed.

Avadel plc cannot assure you that you will receive the voting materials in time to ensure that you can instruct the depositary to vote your shares. In addition, the depositary and its agents are not responsible for failing to carry out voting instructions or for the manner of carrying out voting instructions. This means that you may not be able to exercise voting rights and there may be nothing you can do if your shares are not voted as you requested.

In order to give you a reasonable opportunity to instruct the depositary as to the exercise of voting rights relating to Deposited Securities, if Avadel requests the depositary to act, Avadel plc agrees to give the depositary notice of any such meeting and details concerning the matters to be voted upon at least 45 days in advance of the meeting date.

Fees and Expenses

Persons depositing or withdrawing shares or ADS holders must pay:	For:

$5.00 (or less) per 100 ADSs (or portion of 100 ADSs)

Issuance of ADSs, including issuances resulting from a distribution of shares or rights or other property

Cancellation of ADSs for the purpose of withdrawal, including if the deposit agreement terminates

$.05 (or less) per ADS	Any cash distribution to ADS holders

A fee equivalent to the fee that would be payable if securities distributed to you had been shares and the shares had been deposited for issuance of ADSs	Distribution of securities distributed to holders of deposited securities (including rights) that are distributed by the depositary to ADS holders

$.05 (or less) per ADS per calendar year	Depositary services

Registration or transfer fees	Transfer and registration of shares on our share register to or from the name of the depositary or its agent when you deposit or withdraw shares

Expenses of the depositary	Cable, telex and facsimile transmissions (when expressly provided in the deposit agreement) converting foreign currency to U.S. dollars

Taxes and other governmental charges the depositary or the custodian has to pay on any ADSs or shares underlying ADSs, such as stock transfer taxes, stamp duty or withholding taxes	As necessary

Any charges incurred by the depositary or its agents for servicing the deposited securities	As necessary

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The depositary collects its fees for delivery and surrender of ADSs directly from investors depositing shares or surrendering ADSs for the purpose of withdrawal or from intermediaries acting for them. The depositary collects fees for making distributions to investors by deducting those fees from the amounts distributed or by selling a portion of distributable property to pay the fees. The depositary may collect its annual fee for depositary services by deduction from cash distributions or by directly billing investors or by charging the book-entry system accounts of participants acting for them. The depositary may collect any of its fees by deduction from any cash distribution payable (or by selling a portion of securities or other property distributable) to ADS holders that are obligated to pay those fees. The depositary may generally refuse to provide fee-attracting services until its fees for those services are paid.

From time to time, the depositary may make payments to Avadel plc to reimburse it for costs and expenses generally arising out of establishment and maintenance of the ADS program, waive fees and expenses for services provided to us by the depositary or share revenue from the fees collected from ADS holders. In performing its duties under the deposit agreement, the depositary may use brokers, dealers, foreign currency dealers or other service providers that are owned by or affiliated with the depositary and that may earn or share fees, spreads or commissions.

The depositary may convert currency itself or through any of its affiliates and, in those cases, acts as principal for its own account and not as agent, advisor, broker or fiduciary on behalf of any other person and earns revenue, including, without limitation, transaction spreads, that it will retain for its own account.  The revenue is based on, among other things, the difference between the exchange rate assigned to the currency conversion made under the deposit agreement and the rate that the depositary or its affiliate receives when buying or selling foreign currency for its own account.  The depositary makes no representation that the exchange rate used or obtained in any currency conversion under the deposit agreement will be the most favorable rate that could be obtained at the time or that the method by which that rate will be determined will be the most favorable to ADS holders, subject to the depositary’s obligations under the deposit agreement. The methodology used to determine exchange rates used in currency conversions is available upon request.

Payment of Taxes

You will be responsible for any taxes or other governmental charges payable on your ADSs or on the deposited securities represented by any of your ADSs. The depositary may refuse to register any transfer of your ADSs or allow you to withdraw the deposited securities represented by your ADSs until those taxes or other charges are paid. It may apply payments owed to you or sell deposited securities represented by your American Depositary Shares to pay any taxes owed and you will remain liable for any deficiency. If the depositary sells deposited securities, it will, if appropriate, reduce the number of ADSs to reflect the sale and pay to ADS holders any proceeds, or send to ADS holders any property, remaining after it has paid the taxes.

Tender and Exchange Offers; Redemption, Replacement or Cancellation of Deposited Securities

The depositary will not tender deposited securities in any voluntary tender or exchange offer unless instructed to do by an ADS holder surrendering ADSs and subject to any conditions or procedures the depositary may establish.

If deposited securities are redeemed for cash in a transaction that is mandatory for the depositary as a holder of deposited securities, the depositary will call for surrender of a corresponding number of ADSs and distribute the net redemption money to the holders of called ADSs upon surrender of those ADSs.

If there is any change in the deposited securities such as a sub-division, combination or other reclassification, or any merger, consolidation, recapitalization or reorganization affecting the issuer of deposited securities in which the depositary receives new securities in exchange for or in lieu of the old deposited securities, the depositary will hold those replacement securities as deposited securities under the deposit agreement. However, if the depositary decides it would not be lawful and to hold the replacement securities because those securities could not be distributed to ADS holders or for any other reason, the depositary may instead sell the replacement securities and distribute the net proceeds upon surrender of the ADSs.

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If there is a replacement of the deposited securities and the depositary will continue to hold the replacement securities, the depositary may distribute new ADSs representing the new deposited securities or ask you to surrender your outstanding ADRs in exchange for new ADRs identifying the new deposited securities.

If there are no deposited securities underlying ADSs, including if the deposited securities are cancelled, or if the deposited securities underlying ADSs have become apparently worthless, the depositary may call for surrender or of those ADSs or cancel those ADSs upon notice to the ADS holders.

Amendment and Termination

How may the deposit agreement be amended?

Avadel plc may agree with the depositary to amend the deposit agreement and the ADRs without your consent for any reason. If an amendment adds or increases fees or charges, except for taxes and other governmental charges or expenses of the depositary for registration fees, facsimile costs, delivery charges or similar items, or prejudices a substantial right of ADS holders, it will not become effective for outstanding ADSs until 30 days after the depositary notifies ADS holders of the amendment. At the time an amendment becomes effective, you are considered, by continuing to hold your ADSs, to agree to the amendment and to be bound by the ADRs and the deposit agreement as amended.

How may the deposit agreement be terminated?

The depositary will initiate termination of the deposit agreement if Avadel plc instructs it to do so. The depositary may initiate termination of the deposit agreement if

•	60 days have passed since the depositary told Avadel plc it wants to resign but a successor depositary has not been appointed and accepted its appointment;

•	Avadel plc delists its shares from an exchange on which they were listed and does not list the shares on another exchange;

•	Avadel plc appears to be insolvent or enters insolvency proceedings

•	all or substantially all the value of the deposited securities has been distributed either in cash or in the form of securities;

•	there are no deposited securities underlying the ADSs or the underlying deposited securities have become apparently worthless; or

•	there has been a replacement of deposited securities.

If the deposit agreement terminates, the depositary will notify ADS holders at least 90 days before the termination date. At any time after the termination date, the depositary may sell the deposited securities. After that, the depositary will hold the money it received on the sale, as well as any other cash it is holding under the deposit agreement, unsegregated and without liability for interest, for the pro rata benefit of the ADS holders that have not surrendered their ADSs. Normally, the depositary will sell as soon as practicable after the termination date.

After the termination date and before the depositary sells, ADS holders can still surrender their ADSs and receive delivery of deposited securities, except that the depositary may refuse to accept a surrender for the purpose of withdrawing deposited securities if it would interfere with the selling process. The depositary may refuse to accept a surrender for the purpose of withdrawing sale proceeds until all the deposited securities have been sold. The depositary will continue to collect distributions on deposited securities, but, after the termination date, the depositary is not required to register any transfer of ADSs or distribute any dividends or other distributions on deposited securities to the ADSs holder (until they surrender their ADSs) or give any notices or perform any other duties under the deposit agreement except as described in this paragraph.

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Limitations on Obligations and Liability

Limits on Avadel plc’s Obligations and the Obligations of the Depositary; Limits on Liability to Holders of ADSs

The deposit agreement expressly limits the obligations of Avadel plc and the depositary. It also limits Avadel’s liability and the liability of the depositary. Avadel and the depositary:

•	are only obligated to take the actions specifically set forth in the deposit agreement without negligence or bad faith;

•	are not liable if Avadel plc or it is prevented or delayed by law or circumstances beyond Avadel plc’s or the depositary’s control from performing Avadel plc’s or its obligations under the deposit agreement;

•	are not liable if Avadel plc or it exercises discretion permitted under the deposit agreement;

•	are not liable for the inability of any holder of ADSs to benefit from any distribution on deposited securities that is not made available to holders of ADSs under the terms of the deposit agreement, or for any special, consequential or punitive damages for any breach of the terms of the deposit agreement;

•	have no obligation to become involved in a lawsuit or other proceeding related to the ADSs or the deposit agreement on your behalf or on behalf of any other person;

•	are not liable for the acts or omissions of any securities depository, clearing agency or settlement system; and

•	may rely upon any documents Avadel plc believes or it believes in good faith to be genuine and to have been signed or presented by the proper person.

In the deposit agreement, Avadel plc and the depositary agree to indemnify each other under certain circumstances.

Requirements for Depositary Actions

Before the depositary will deliver or register a transfer of ADSs, make a distribution on ADSs, or permit withdrawal of shares, the depositary may require:

•	payment of stock transfer or other taxes or other governmental charges and transfer or registration fees charged by third parties for the transfer of any shares or other deposited securities;

•	satisfactory proof of the identity and genuineness of any signature or other information it deems necessary; and

•	compliance with regulations it may establish, from time to time, consistent with the deposit agreement, including presentation of transfer documents.

The depositary may refuse to deliver ADSs or register transfers of ADSs when the transfer books of the depositary or our transfer books are closed or at any time if the depositary or Avadel plc thinks it advisable to do so.

Your Right to Receive the Shares Underlying your ADSs

ADS holders have the right to cancel their ADSs and withdraw the underlying shares at any time except:

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•	when temporary delays arise because: (i) the depositary has closed its transfer books or Avadel plc has closed our transfer books; (ii) the transfer of shares is blocked to permit voting at a shareholders' meeting; or (iii) Avadel plc is paying a dividend on its shares;

•	when you owe money to pay fees, taxes and similar charges; or

•	when it is necessary to prohibit withdrawals in order to comply with any laws or governmental regulations that apply to ADSs or to the withdrawal of shares or other deposited securities.

This right of withdrawal may not be limited by any other provision of the deposit agreement.

Pre-release of ADSs

The deposit agreement permits the depositary to deliver ADSs before deposit of the underlying shares. This is called a pre-release of the ADSs.   The depositary may also deliver shares upon cancellation of pre-released ADSs (even if the ADSs are canceled before the pre-release transaction has been closed out). A pre-release is closed out as soon as the underlying shares are delivered to the depositary. The depositary may receive ADSs instead of shares to close out a pre-release. The depositary may pre-release ADSs only under the following conditions: (1) before or at the time of the pre-release, the person to whom the pre-release is being made represents to the depositary in writing that it or its customer owns the shares or ADSs to be deposited; (2) the pre-release is fully collateralized with cash or other collateral that the depositary considers appropriate; and (3) the depositary must be able to close out the pre-release on not more than five business days' notice. In addition, the depositary will limit the number of ADSs that may be outstanding at any time as a result of pre-release, although the depositary may disregard the limit from time to time if it thinks it is appropriate to do so.

Direct Registration System

In the deposit agreement, all parties to the deposit agreement acknowledge that the Direct Registration System, also referred to as DRS, and Profile Modification System, also referred to as Profile, will apply to the ADSs. DRS is a system administered by DTC that facilitates interchange between registered holding of uncertificated ADSs and holding of security entitlements in ADSs through DTC and a DTC participant. Profile is feature of DRSs that allows a DTC participant, claiming to act on behalf of a registered holder of uncertificated ADSs, to direct the depositary to register a transfer of those ADSs to DTC or its nominee and to deliver those ADSs to the DTC account of that DTC participant without receipt by the depositary of prior authorization from the ADS holder to register that transfer.

In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties to the deposit agreement understand that the depositary will not determine whether the DTC participant that is claiming to be acting on behalf of an ADS holder in requesting registration of transfer and delivery as described in the paragraph above has the actual authority to act on behalf of the ADS holder (notwithstanding any requirements under the Uniform Commercial Code). In the deposit agreement, the parties agree that the depositary’s reliance on and compliance with instructions received by the depositary through the DRS/Profile system and in accordance with the deposit agreement will not constitute negligence or bad faith on the part of the depositary.

Shareholder communications; inspection of register of holders of ADSs

The depositary will make available for your inspection at its office all communications that it receives from us as a holder of deposited securities that Avadel makes generally available to holders of deposited securities. The depositary will send you copies of those communications or otherwise make those communications available to you if Avadel plc asks it to. You have a right to inspect the register of holders of ADSs, but not for the purpose of contacting those holders about a matter unrelated to Avadel plc’s business or the ADSs.

Comparison of Shareholder Rights Before and After the Merger

Flamel is currently a société anonyme, or S.A., incorporated under the laws of France. As a result of the Merger, Flamel will merge with and into Avadel plc, Flamel will cease to exist as a separate entity, and you will own a number of shares (or, as applicable ADSs) of Avadel plc equal to the number of shares you owned in Flamel immediately prior to the Merger. Avadel plc will be a public limited company incorporated under the laws of Ireland, and your rights as a shareholder of Avadel plc will be governed by applicable Irish law, including the Irish Companies Act 2014 (the “Irish Companies Act”).

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The laws applicable to French sociétés anonymes differ from the laws applicable to Irish companies and their shareholders and as a result, our directors and shareholders will be subject to different responsibilities, rights and privileges after the Merger. Set forth below is a summary of the differences between the provisions of the laws of France applicable to your shares of Flamel as a société anonyme before the Merger, and the provisions of the Irish Companies Act that will be applicable to your shares of Avadel plc after the Merger. This summary is not intended to be a complete discussion of the respective rights and it is qualified in its entirety by reference to Irish law, French law and the Flamel bylaws (statuts), which we have filed with the SEC, and the Avadel Constitution, which is attached hereto as Annex D. The summary below does not include a description of rights or obligations under the U.S. federal securities laws or Nasdaq listing requirements. You should also carefully read the relevant provisions of French Law and the Irish Companies Act for a more complete understanding of the differences between French and Irish law.

French Law	Irish Law

Authorized Capital; Procedure for Changes	Authorized Capital; Procedure for Changes

Flamel’s issued share capital is five million twenty-nine thousand seven hundred and eighty three Euros (5,029,783€), divided into 41,241,254 shares each with a value of €0.12196.

Under French law, the issued share capital may be increased or reduced by shareholders’ action at an extraordinary meeting, under the quorum and majority vote requirements applicable to such shareholders extraordinary meetings. However, an increase in share capital effected by increasing the par value of shares requires unanimous approval of the shareholders, unless effected by capitalization of reserves, profits or share premium.

If the number of outstanding shares is reduced by repurchasing shares, holders of each class of shares must be treated equally unless each affected shareholder agrees otherwise.

Avadel plc’s authorized share capital after the Merger will be $5,500,000 comprising 500,000,000 ordinary shares of $0.01 each and 50,000,000 preferred shares of $0.01 each, plus €25,000 comprising 25,000 deferred ordinary shares of €1.00 each.

Under Irish law, authorized share capital may be increased or reduced, but not below the number of issued ordinary shares or preferred shares, as applicable, by a simple majority of the votes cast at a shareholders’ meeting by shareholder entitled to vote at that meeting, referred to under Irish law as an “ordinary resolution.”

A company may, by ordinary resolution, reduce its authorized share capital in accordance with the Irish Companies Act. A company also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel its issued share capital in any way permitted by the Irish Companies Act.

Preemptive Rights; Consideration for Shares	Preemptive Rights; Consideration for Shares

In an issuance of additional shares or other securities for cash or set-off against cash debts, existing shareholders have pro rata preferential subscription rights unless waived by a two-thirds majority of the votes held by the shareholders present or represented at the extraordinary general meeting approving the capital increase. If such rights are not waived, each shareholder individually may exercise, assign or not exercise its preferential rights.

Under French law, a corporation may issue free shares, amounting to up to 10% of its share capital (which percentage may be increased to 15% under certain conditions), to the benefit of its employees and/or officers. The grant is authorized by a shareholders’ extraordinary meeting and the board of directors then decides to grant the free shares. The actual issuance of the shares to their beneficiaries only occurs at the end of a vesting period determined by the shareholders’ extraordinary meeting. During the vesting period, the beneficiaries only hold a mere “individual receivable”. Flamel has granted free shares, parts of which are still unvested.

Shares issued for cash to new shareholders must first be offered on the same or more favorable terms to existing shareholders on a pro rata basis, unless a company has opted out of such preemption rights in its constitution. The Avadel Constitution will include such an opt-out provision. An opt-out must be renewed every five years by a special resolution of the shareholders, and therefore the opt-out in the Avadel Constitution will lapse on the fifth anniversary of the Merger. A special resolution requires not less than 75% of the votes of shareholders cast at a general meeting. Statutory preemption rights do not apply to (1) shares issued for non-cash consideration, such as in a share-for-share acquisition, (2) the issuance of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution, which are sometimes referred to as non-participating shares), or (3) shares issued pursuant to an employee share option or similar equity plan.

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French Law	Irish Law

Under French law, a corporation may issue preferred shares which are shares with or without voting rights, with all kinds of particulars rights, either permanent or temporary. The corporation’s bylaws define such preferred shares rights and their issuance is subject to a specific procedure including a contribution appraiser’s report on the specific advantage being attached to the preferred shares and a special report by the statutory auditor. The issuance of preferred shares and consequently, the increase of the corporation’s share capital and modification of its bylaws, are authorized by a shareholders’ extraordinary meeting.

A company is prohibited from allotting shares for “nil” or no consideration. Accordingly, at least the nominal value of the shares issued underlying any restricted share award, restricted share unit, performance share awards, bonus shares or any other share-based grants must be paid pursuant to the Irish Companies Act.

The Avadel Constitution will permit our board of directors, without shareholder approval, to determine the terms of any preferred shares issued. Preferred shares may be (i) preferred as to dividends, rights on a winding up or voting in such manner as our directors may resolve, (ii) redeemable at the option of the holder of the preferred shares or at our option, and (iii) convertible into or exchangeable for shares of any other class or classes.

Dividends, Distributions, Repurchases and Redemptions	Dividends, Distributions, Repurchases and Redemptions

Dividends and Distributions

Dividends may only be paid out of “distributable profits,” or “distributable reserves” that the shareholders decide to make available for distribution. In any case, dividends should be taken, in priority, from the distributable profits of the fiscal year.

“Distributable profits” are the net profits for each fiscal year, reduced by losses carried forward from prior years and amounts to be allocated to reserves (either by law or in accordance with the bylaws) and/or increased by the carried forward profits from prior years.

“Distributable reserves” include the contribution paid by shareholders over the nominal value of their shares for their subscription that the shareholders decide to make available for distribution; they exclude the legal reserve (which must amount to 10% of the share capital), any statutory reserves as well as revaluation surplus (equity account recording the excess of restated assets over historical cost), which may not be distributed.

Except in case of a share capital reduction, no distribution can be made to the shareholders when the net equity is, or would become, lower than the amount of the share capital plus the reserves which cannot be distributed in accordance with the law or the bylaws.

After acknowledging the existence of reserves, the general shareholders meeting may decide the distribution of the amounts taken from the reserves. In this case, the decision expressly mentions the reserve accounts from which the amounts are taken. The general shareholders meeting may also grant to each shareholder, an option between the payment in cash or in shares of all or part of the paid dividend.

Dividends and Distributions

Dividends and distributions may only be made from “distributable reserves,” which generally means accumulated realized profits of the company less accumulated realized losses, plus any reserves created by way of capital reduction. Dividends or distributions may only be made to the extent the company’s net assets exceed the aggregate of the company’s called up share capital plus undistributable reserves and the distribution does not reduce the company’s net assets below such aggregate. Undistributable reserves include undenominated capital and the amount by which a company’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed the company’s accumulated unrealized losses, so far as not previously written off in a reduction of capital approved by the Irish High Court without restriction, or a reorganization of capital.

The determination as to whether or not a company has sufficient distributable reserves to fund a dividend must be made by reference to the company’s “relevant financial statements,” which are either the last set of unconsolidated annual audited financial statements or unaudited financial statements properly prepared in accordance with the Irish Companies Act, which give a “true and fair view” of a company’s unconsolidated financial position and accord with accepted accounting practice. The relevant financial statements must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

Dividends may be declared and paid in cash or non-cash assets, subject to applicable law, and may be paid in dollars or any other currency.

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French Law	Irish Law

Dividends may be declared and paid in cash or property and are declared in Euros and may be paid in any currency within nine months maximum of the end of the fiscal year.

Before the approval of the annual accounts and the setting of a dividend by the annual shareholders’ meeting, an interim dividend may be distributed by the board of directors. In such a case, the board of directors decides upon financial accounts certified by the statutory auditor that show a profit since the end of the last fiscal year.

Share Repurchases and Redemptions

The ordinary general meeting of a private corporation (Flamel is a private corporation under French law because its shares are listed only in the United States) may authorize the board of directors, to acquire a number of its own shares for the following purposes only:

a)      with a view to distributing within one year of their repurchase the relevant shares to employees or managers under a profit sharing, restricted (free) share or share option plan;

b)      to sell relevant shares to any shareholders willing to purchase them on the occasion of a sale organized by the corporation itself within three months of each annual ordinary general meeting, within five years of their repurchase; or

c)      in payment or in exchange for assets acquired by the corporation, in the context of an operation for external growth, merger, de-merger or contribution, within two years of their repurchase.

The number of shares purchased by the corporation may not exceed (i) 10% of the corporation’s capital where the repurchase is authorized for the purpose of a transaction specified in paragraph a) or b) above, (ii) 5% of the corporation’s capital where the repurchase is authorized for the purpose of a transaction specified in the paragraph c) above.

The ordinary general meeting shall specify the purpose of the transaction. It must state the maximum number of shares for which it must authorize the acquisition, the price or the procedures for setting the price as well as the duration of the authorization which cannot exceed twelve months.

Share Repurchases and Redemptions

The Avadel Constitution will provide that any ordinary share that we acquire shall be deemed to be a redeemable share. Accordingly, for purposes of Irish law, the repurchase of ordinary shares by us may technically be effected as a redemption.

A company may issue redeemable shares and redeem them out of distributable reserves or the proceeds of a new issue of shares for that purpose. A company may only issue redeemable shares if the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of our total issued share capital. All redeemable shares must also be fully-paid and the terms of redemption of the shares must provide for payment on redemption.

Shareholders may, at a general meeting, authorize a company to purchase its shares on a recognized stock exchange such as Nasdaq or off market purchases.

A board of directors may also issue preferred shares, which may be redeemed at the option of either the company or the shareholder, depending on the terms of such preferred shares.

Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by a company at any time must not exceed 10% of the nominal value of its issued share capital. A company may not exercise any voting rights in respect of any shares held as treasury shares. Treasury shares may be canceled by us or re-issued subject to certain conditions.

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French Law	Irish Law

The price of the purchased shares is paid for by way of a debit from the reserves of which the general meeting is entitled to dispose.

The purchased shares shall be automatically cancelled if they are not used for the purposes and within the time frames stated in paragraphs a) and c) above.

The ordinary general meeting shall review the conditions under which the purchase price was set in light of a report drafted by an independent expert, and of an auditors' special report stating their assessment.

In order to be valid, the share price may not be greater than the highest value or lower than the lower value stated in the valuation report of the independent expert disclosed to the general meeting. The board of directors may delegate to the managing director or, with his agreement, to one or more deputy managing directors, the powers required to execute these transactions. The designated persons shall report to the board of directors on the use made of that power in the manner stipulated by the latter.

The auditors shall present to the annual ordinary general meeting a special report on the conditions under which the shares were purchased and used during the fiscal year ended.

The purchased shares may be cancelled every twenty-four months within the limit of 10% of the corporation’s share capital. In the event of shares purchased being cancelled, the capital reduction shall be authorized or decided by an extraordinary general meeting, which may delegate full powers to effect such cancellation to the board of directors.

By way of exception to the automatic cancellation, the unused purchased shares may, on decision of the ordinary general meeting, be used for another of the final purposes described herein.

Under no circumstances shall it jeopardize equality among the shareholders.

In addition, a corporation may decide to decrease its share capital, provided that such decision is not driven by losses and that a purchase offer is made to all shareholders on a pro rata basis, with the approval of the shareholders at the extraordinary general meeting deciding the capital reduction.

Directors: Number, Qualifications, Vacancies, Removal	Directors: Number, Qualifications, Vacancies, Removal

A corporation must have at least three and may have up to 18 directors. The number of directors is fixed by or in the manner provided in the bylaws.

The members of the board of directors are appointed by the shareholders ordinary meeting.

An Irish public limited company must have at least two directors. The number of directors is fixed by or in the manner provided in the constitution.

An Irish company may prescribe qualifications for directors under its constitution. A director may not be an undischarged bankrupt.

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French Law	Irish Law

The bylaws of the company may provide that each member of the board of directors must own at least one share during the whole term of his/her office. Flamel’s bylaws contain such a provision.

According to the bylaws of Flamel, the term of office of the members of the board of directors is one year. It expires at the end of the shareholders' meeting called on to rule on the financial statements for the last fiscal year.

The number of members of the board of directors being over the age of 75 years may not, at any time, exceed one third of the total number of members of the board of directors in office according to the bylaws.

A corporation may prescribe qualifications for directors under its bylaws. Members of a board of directors may be legal entities, and such legal entities must designate an individual to represent them and to act on their behalf at meetings of the board of directors.

Vacancies on the board of directors resulting from death or a resignation may be filled by a majority of the remaining directors (provided that at least three directors remain in office) pending ratification by the shareholders by the next shareholders meeting.

A director may be removed from office before the expiration of his or her term, with or without cause, at any shareholders meeting without notice, pursuant to an ordinary resolution passed by a simple majority vote of the shareholders present and voting at the meeting in person or by proxy.

The Avadel Constitution provides that the directors shall have the authority to appoint directors to the board, subject to the maximum number in the constitution. A vacancy caused by the removal of a director may be filled at the meeting of which the director is removed by resolution of Avadel plc’s shareholders. If not, it may be filled by the board of directors.

A director may be removed from office before the expiration of his or her term, with or without cause, at any shareholders meeting without notice, pursuant to an ordinary resolution passed by a simple majority vote of the shareholders present and voting at the meeting in person or by proxy. The meeting must be held after not less than 28 days’ notice and the director shall be entitled to be heard at the meeting.

A nominee is elected to the board of directors by a plurality of the votes cast by shareholders.

The Avadel Constitution will provide for a minimum of two and a maximum of thirteen directors.

Board of Directors Actions	Board of Directors Actions

The quorum necessary for a board of directors to transact any business is a majority of the directors in office at the time when the meeting is held.

Except in certain circumstances (for example, the approval of the company’s accounts) or unless prohibited in the by-laws, directors may attend board meetings via video or telephone conferencing.

Procedures for convening board meetings are specified in the bylaws and the frequency of board meetings is not determined by law. Directors may determine their meeting dates or may allow the chairman to call meetings.

Flamel’s bylaws provide that the Board Meetings are convened by the Chairman, as frequently as the interests of the corporation so require, either at the registered office, or in any other place indicated in the convening notice.

The quorum necessary for the transaction of business of the directors under Irish law may be fixed by the directors, and unless so fixed shall be two. The Avadel Constitution provides that the quorum necessary for the board of directors to transact any business is a majority of the directors in office at the time when the meeting is convened.

A meeting of the board of directors or a committee thereof may consist of a conference of some or all of the directors (provided there is a quorum), each of whom may participate directly or by means of telephonic, video or other electronic communication.

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French Law	Irish Law

The members of the board are convened to meetings by any means, even verbally.

When the board of directors have not met for more than two months, at least one third of the members of the board may request the Chairman to convene a meeting for a defined agenda.

The managing director may also request the chairman to convene a meeting for a defined agenda.

The chairman is bound by the requests that are addressed to him pursuant to these last two paragraphs.

Decisions of the board are made with the majority of members present or duly represented: each member holds one vote, and each member may only hold one proxy. According to Flamel’s bylaws, the Chairman has no tie-breaking vote.

Delegation of Board Authority	Delegation of Board Authority
Under French law committees of the board of directors of a société anonyme may only have an advisory role and can only make recommendations to our full Board of Directors.	Irish law permits a board of directors to delegate its authority to such committee as it may determine in its discretion.

Duties of Directors	Duties of Directors

French law does not contain specific provisions setting forth the standard of conduct of a director. However, directors have a duty to act without self-interest and on a well-informed basis, and are prohibited from making any decision against a corporation’s interest (intérêt social) and must act within the limit of the corporation’s corporate purpose (objet social).

The board determines the orientation of the corporation's activity and ensures that they are implemented. Subject to the powers expressly granted to the shareholders meetings and within the corporate purpose, the board may address any issue relating to the good operation of the corporation and settles corporation business through its deliberations.

In its relations to third parties, the corporation is bound even by the actions of the board of directors that are unrelated to the corporate purpose, unless it can prove that the third party knew that the action exceeded the purpose or could not ignore it under the circumstances, it being excluded that the publication of the by-laws alone is sufficient to constitute such proof.

The board of directors undertakes the audits and verifications that it considers to be appropriate. Each director receives all the information necessary to accomplish his mission and has access to all documents that he considers useful.

Directors are responsible for the management of the company, and directors who are also employees may have additional responsibilities and duties under their employment agreements or under applicable law. Section 228 of the Irish Companies Act imposes certain statutory duties on directors, including the duties to act in good faith, honestly and responsibly, and without conflicts of interest. Other statutory duties of directors include ensuring the maintenance of proper books of account, having annual accounts prepared, having an annual audit performed, maintaining certain registers, making certain filings and disclosing personal interests. Directors of public limited companies such as Avadel plc will have a specific duty to ensure that the company secretary is a person with the requisite knowledge and experience to discharge the role.

Directors may rely on information, opinions, reports or statements, including financial statements and other financial data, prepared or presented by (1) other directors, officers or employees of the company whom the director reasonably believes to be reliable and competent in the matters prepared or presented, (2) legal counsel, public accountants or other persons as to matters the director reasonably believes to be within their professional or expert competence, or (3) a committee of the board of which the director does not serve as to matters within its designated authority, which committee the director reasonably believed to merit confidence.

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French Law	Irish Law

Conflicts of Interest of Directors	Conflicts of Interest of Directors

Directors’ decisions must comply with the corporation’s interests. The directors have individual or joint liability towards the company either for violation of corporate law provisions (for example in case of non-compliance with rules relating to the holding of meetings, failure to convene the annual meeting relating to the annual accounts, failure to complete the legal formalities), for breach of the bylaws, and/or for mismanagement.

Any direct or indirect agreements between a corporation and its CEO, chairman, directors, supervisory or management board members, or any shareholder owning more than 10% of the voting rights, or with another corporation having the same legal representatives, are governed by a specific disclosure and review procedure.

There are three categories of related-party agreements:

-        Prohibited agreements. The directors are prevented from (i) contracting any form of loans from the corporation, (ii) obtaining from the corporation an overdraft through a current account or otherwise and/or (iii) having any of their commitments to third parties guaranteed or secured by the corporation.

-        Unrestricted agreements (“conventions libres”) including current operations concluded at normal conditions.

-        Regulated agreements. Regulated agreements are agreements entered into, directly or indirectly, between the corporation and (i) its legal representatives, (ii) shareholders owning at least 10% of the corporation’s share capital or (iii) another corporation having the same legal representatives. Such regulated agreements are subject to a prior approval process, which includes the following steps: first, an information of the board of directors on such agreements, secondly, an authorization granted by the board of directors, third, notice to the statutory auditors on such agreements, fourth, the statutory auditors’ special report on such agreements and fifth, the vote of the shareholders ordinary meeting on such agreements. Any member of the board of directors and/or shareholder concerned by such an agreement is prevented from exercising its voting right in relation to any related decision and therefore is not counted for purposes of calculating the quorum and majority. Agreements approved by the meeting shall be effective against third parties, as shall those which it refuses, unless they are cancelled in the event of fraud. Even where there is no fraud, the interested party, and other members of the board of directors if appropriate, may be held liable for any consequences of unapproved agreements that are damaging to the company.

Directors have a general fiduciary duty to avoid conflicts of interest. Directors who have a personal interest in an actual or proposed contract with us must declare the nature of the interest at a meeting of the directors. A company is required to maintain a register of declared interests, which must be available for shareholder inspection.

The Avadel Constitution will provide that (i) a director may vote in respect of any contract, appointment or arrangement in which he or she is interested, and he or she shall be counted in the quorum present at the meeting; (ii) a director may be a director of, other officer of, or otherwise interested in, any company promoted by us or in which we are interested, and such director will not be accountable to us for any compensation or other benefit received from such employment or other interest, (iii) no director will be prevented from contracting with us because of his or her position as a director, (iv) any contract entered into between a director and us will not be subject to avoidance, and (v) no director will be liable to account to us for any profits realized by virtue of any contract between such director and us because the director holds such office or the fiduciary relationship established thereby.

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French Law	Irish Law

Indemnification of Officers and Directors	Indemnification of Officers and Directors

Directors’ liability cannot be limited by the bylaws of a French corporation or by any board or shareholders action.

Under certain circumstances, officers can be exempted from criminal liability in cases of valid power delegation with identified employees of the corporation having the necessary qualification, sufficient authority and means to perform the delegated tasks and act under such delegation of powers and to effectively ensure all legal rules in the areas referred to in the delegation of powers.

A corporation may procure director and officer liability insurance, as well as other types of insurance, for their directors, officers, employees and agents. Insurance generally covers representatives against claims related to breach of duty, negligence, error, omission or commission, or misstatements. French market practice is to have liability insurance policy contracts for directors, the purpose of which is to guarantee said directors against all financial consequences of any liability (excluding criminal liability) with respect to the performance of their office.

In addition, it is possible to conclude a direct guarantee by the corporation for civil liabilities.

A company may not exempt its directors from liability for negligence or a breach of duty. However, where a breach of duty has been established, directors may be statutorily exempted by an Irish court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

Shareholders may not agree to exempt a director or officer from any claim or right of action the shareholder may have, whether individually or in the right of a company, on account of any action taken or the failure to take any action in the performance of his or her duties to that company.

Indemnification is permitted for the benefit of a company’s directors and executive officers. However, as to directors and company secretary, an agreement (whether in the constitution or by contract) to indemnify only permits a company to pay the costs or discharge the liability of a director or company secretary where judgment is given in favor of the director or company secretary in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or company secretary acted honestly and reasonably and ought fairly to be excused.

The Avadel Constitution will contain indemnification and expense advancement provisions for current or former executives who are not directors or the company secretary.

A company may procure directors’ and officers’ liability insurance, as well as other types of insurance, for our directors, officers, employees and agents. The Avadel Constitution will permit us to, and we intend to, purchase and maintain customary directors’ and officers’   insurance and other types of comparable insurance, in order to attract and retain qualified directors and officers. In addition, upon or after the Merger we may enter into separate indemnification agreements with our directors and executive officers, in addition to the indemnification to be provided for in the Avadel Constitution.

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French Law	Irish Law

General Meetings of Shareholders	General Meetings of Shareholders

Annual general meetings of shareholders are held at a place, on a date and at a time decided by the board of directors with notice to the shareholders within 6 months after the end of each fiscal year unless such period is extended by court order.

General meetings of the shareholders may be called (i) by the board of directors, (ii) by the statutory auditors, (iii) by a court appointed agent upon request of any interested party, the Works Council or one or more shareholders representing at least 5 % of the share capital, (iv) by a temporary administrator, (v) by a liquidator in certain circumstances, or (vi) by the majority shareholder in capital or voting rights following a public tender offer or exchange offer or the transfer of a controlling block, on the date decided by the board of directors or the relevant person. Only the items mentioned on the agenda of the calling notice may be debated and voted upon at shareholders general meeting.

Notice of all shareholders’ meetings must be given to all of the shareholders, to the statutory auditors and to the representatives of the Works Council. Such notice must be sent by post or electronically (if the shareholder has chosen such a mean of communication) at least fifteen days prior to the meeting upon first call and ten days prior to the meeting upon second call.

Meetings take place at the registered office or at any other place indicated in the calling notice.

Matters required to be transacted at an annual general meeting are (i) the approval of the statutory financial accounts for the past fiscal year, (ii) the approval of the consolidated financial statements for the past fiscal year, if applicable; (iii) the approval of the allocation of the results for the past fiscal year; (iv) the renewal of the members of the board of directors, (v) the annual amount of members of the board of directors attendance fees (jetons de presence) and (vi) the approval of the agreements with related parties. The minutes of the annual general meetings related to the allocation of results are filed with the clerk of the Commercial Court within one month of the annual shareholders’ meeting.

Under French law, a company is said to be thinly capitalized when the net equity is less than half of the issued and paid up share capital. When the balance sheet of the closed fiscal year shows that the total equity is less than half of the share capital, an extraordinary general meeting must be convened, by the board of directors, within 4 months of the approval of the annual accounts showing that net equity stands at less than half of the outstanding share capital, for the shareholders to rule on the dissolution of the corporation or the continuation of its activity.

If the shareholders decide to pursue the corporation’s activity, the corporation is required to regularize the situation, no later than the close of the second fiscal year following that in which the losses had occurred, (i) by reducing its share capital by an amount at least equal to the losses which could not be charged to reserves, or (ii) by reconstituting the equity to a value at least equal to half of the share capital.

Under the Irish Companies Act, a public limited company must hold its first annual general meeting within 18 months of the date of incorporation. Thereafter, we are required under Irish law to hold an annual general meeting at intervals of no more than 15 months, provided that an annual general meeting is held in each calendar year and no more than nine months after our fiscal year-end. Subject to ensuring that any shareholders in Ireland can participate in an annual general meeting by technological means, any annual general meeting may be held outside Ireland.

Extraordinary general meetings may be convened (i) by the board of directors, (ii) on requisition of the shareholders holding the number of our shares prescribed by the Irish Companies Act (at least 10% of the paid-up share capital of Avadel plc carrying voting rights), (iii) in certain circumstances, on requisition of our auditors; or (iv) in exceptional cases, by order of the Irish High Court.

Notice of a general meeting must be given to a company’s shareholders and auditors. In accordance with Irish law, the Avadel Constitution will provide for minimum written notice periods of 21 days for an annual general meeting or an extraordinary general meeting to approve a special resolution and 14 days for any other extraordinary general meeting; with a maximum notice period of 60 days.

For any extraordinary general meeting called by shareholders, the proposed purpose of the meeting must be set out in the notice of meeting. The notice can contain any resolution. Upon receipt of such a notice, the board of directors has 21 days to convene a meeting of shareholders to vote on the matters set out in the notice. This meeting must be held within two months of the receipt of the notice. If the board of directors fails to convene the meeting within such 21-day period, the shareholders who called the meeting, or any of them representing more than one half of the total voting rights of all of them, may themselves convene the meeting, which meeting must be held within three months of the receipt of the notice.

Matters required to be transacted at an annual general meeting are the consideration of the Irish statutory financial statements and the reports of the directors and auditors, the review by the members of our affairs, the appointment of auditors and the fixing of the auditors’ remuneration (or delegation of that issue). If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office.

If directors become aware that the company’s net assets are half or less of the amount of its called-up share capital, the directors must convene an extraordinary general meeting of shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

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The shareholders’ decisions on the thin capitalisation of the corporation must be published in a legal gazette and filed with the Commercial Court (a specific mention regarding the thin capitalisation situation will be registered on the registration certificate of the Company).

Advance Notice Provisions	Advance Notice Provisions

For corporations all the shares of which are in registered form, written notice (avis de convocation) of any meeting of the shareholders must be given at least 15 calendar days before the date of the meeting. If a meeting does not have required quorum of shareholders present, an adjournment of such meeting must be called at least ten calendar days in advance in the same manner used for the notice of the original meeting.

Notices of shareholders meeting must specify the name of the corporation, its legal form, share capital, registered office address, registration number with the French Registry of Commerce and Companies, the place, date, hour and agenda of the meeting and its nature (ordinary or extraordinary meeting), and must indicate the conditions under which the shareholders may vote by correspondence and the places and conditions in which they can obtain voting forms by mail.

The possibility for a shareholder to file a request to add an item to the agenda of the next shareholders’ meeting is subject to that shareholder holding a certain fraction of the share capital. Generally, in companies having a share capital amounting to a maximum of €750,000, a shareholder must hold at least 5% of the share capital. In companies having a higher share capital, such as Flamel, a shareholder representing (i) 4% of the first €750,000 of the share capital and (ii) 2.5% of the share capital ranging from €750,000 to €7,500,000, may file a request to add an item to the agenda of the next shareholders’ meeting.

With respect to an annual general meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only pursuant to a notice of meeting: by the board of directors; or by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in the company’s constitution. With respect to an extraordinary general meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only pursuant to a notice of meeting: by the board of directors; by any shareholders pursuant to the valid exercise of the power granted under the Irish Companies Act; or by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in the company’s constitution.

The Avadel Constitution will require that shareholders must give our Secretary timely advance notice of matters proposed to be considered at shareholders meetings as follows: (a) for an annual general meeting, notice must be delivered, or mailed and received, at least 120 days in advance of the first anniversary of the date we release our proxy statement for the preceding year’s annual general meeting, subject to certain exceptions; and (b) for an extraordinary general meeting, notice must be delivered, or mailed and received, by the later of (1) 120 days in advance of the meeting or (2) the date that is 10 days after the date of the first public announcement of the date of the meeting. For nominations to our board of directors, the notice must include all information about the director nominee that is required to be disclosed by SEC rules regarding the solicitation of proxies for the election of directors and such other information as we may reasonably require to determine the eligibility of the proposed nominee.

For other business that a shareholder proposes to bring before the meeting, the notice must include a brief description of the business, the reasons for proposing the business at the meeting and a discussion of any material interest of the shareholder in the business. Whether the notice relates to a nomination to the board of directors or to other business to be proposed at the meeting, the notice also must include information about the shareholder and the shareholder’s holdings of our shares.

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French Law	Irish Law

Such a request must be sent to the registered office of the corporation by registered letter with acknowledgement of receipt or by an electronic telecommunications mean and must be sent at least 25 days prior to the shareholders meeting. The request must contain the draft of the suggested resolution, as the case may be, a brief summary explaining the grounds of such resolution and the registration certificate proving the shareholder’s shareholding. The Chairman of the board of directors acknowledges receipt of such request, within five days, by registered letter with acknowledgement of receipt or by an electronic telecommunications mean. The suggested resolution must be added to the agenda, the shareholders must be informed of this new resolution which shall be submitted to their vote at the shareholders meeting.

Shareholders holding not less than 10% of the total voting rights may call an extraordinary general meeting for the purpose of considering director nominations or other proposals, as described below under “ – Special/Extraordinary General Meetings.” The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if a shareholder fails to comply with the foregoing procedures.
Proxy	Proxy

Each shareholder has the right to attend the meetings and participate in the discussions (i) personally, or (ii) by granting proxy to any individual or legal entity of his choosing; or (iii) by sending a proxy to the company without indication of the mandate, or (iv) by voting by correspondence, or (v) by videoconference or another means of telecommunication in accordance with applicable laws that allow identification.

Proxies are only valid for a single meeting, for successive meetings convened with the same agenda, or for two meetings, one ordinary the other extraordinary, held on the same day or within a period of fifteen days.

A shareholder may designate another person (who need not be a shareholder) to attend, speak and vote on their behalf at any shareholders meeting by proxy, but no such proxy shall be voted or acted upon at any subsequent meeting, unless the proxy expressly so provides.

The Avadel Constitution provides that the board of directors may permit the appointment of proxies by the shareholders to be notified to us electronically.

Special/Extraordinary General Meetings	Special/Extraordinary General Meetings

General meetings of the shareholders may be called (i) by the board of directors or, failing that, (ii) by the statutory auditors, (iii) by a court appointed agent upon request of any interested party, the Works Council or one or more shareholders representing at least 5 % of the share capital, (iv) by a temporary administrator, (v) by a liquidator in certain circumstances, or (vi) by the majority shareholder in capital or voting rights following a public tender offer or exchange offer or the transfer of a controlling block on the date decided by the board of directors or the relevant person. Only the items mentioned on the agenda of the calling notice may be debated and voted upon at shareholders general meeting.

Extraordinary general meetings may be convened (i) by the board of directors, (ii) on requisition of the shareholders holding the number of our shares prescribed by the Irish Companies Act (at least 10% of the paid-up share capital of Avadel Limited carrying voting rights), (iii) in certain circumstances, on requisition of our auditors; or (iv) in exceptional cases, by order of the Irish High Court. Extraordinary general meetings are generally held for the purpose of approving shareholder resolutions. At any extraordinary general meeting only such business shall be conducted as is set forth in the notice thereof.

Upon receipt of a valid requisition notice for an extraordinary meeting, the board of directors has 21 days to convene the meeting, and the meeting must be held within two months of the receipt of the requisition notice. If our board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

Under Irish law, if the board of directors of an Irish company becomes aware that the company’s net assets are not greater than half of the amount of its called-up share capital, it must convene an extraordinary general meeting of shareholders not later than 28 days from the date that the directors learn of this fact to consider how to address the situation.

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French Law	Irish Law

Record Date; Notice Provisions for Meetings of Shareholders	Record Date; Notice Provisions for Meetings of Shareholders

The right to participate in shareholders' meetings is subject to (i) the registration of the shareholder in the corporation's share accounts for owners of registered shares or (ii) the deposit, at the place indicated in the calling notice, of a certificate of account registration issued by the bank, the financial establishment or the stockbroker, depositary of the shares, as the case may be, for the owners of bearer shares.

The time period during which these formalities must be completed expires a day before the date of the meeting.

Notice of all shareholders’ meetings must be given to all of the shareholders, to the statutory auditors and to the representatives of the Works Council. Such notice must be sent by post or electronically (if the shareholder has chosen such a mean of communication) at least fifteen days prior to the meeting upon first call and ten days prior to the meeting upon second call.

Meetings take place at the registered office or at any other place indicated in the calling notice.

The Avadel Constitution will provide that (i) our directors may, from time to time, fix a record date for the purposes of determining the rights of members to notice of and/or to vote at any general meeting, but that such record date shall be not more than 80 nor less than 10 days before the date of such meeting, and (ii) if no record date is fixed by our directors, the record date for determining members entitled to notice of or to vote at a meeting of the members shall be the close of business on the day next preceding the day on which notice is given.

Notice of an annual general meeting must be given to all of our shareholders and to our auditors. The Avadel Constitution provides that the maximum notice period is 60 days. The minimum notice period is 21 days’ notice in writing for an annual general meeting.

Shareholder Quorum Voting Rights	Shareholder Quorum Voting Rights

Unless otherwise provided in the bylaws, each shareholder is entitled to one vote for each share of capital stock held by such shareholder.

French law distinguishes between ordinary and extraordinary shareholders decisions.

Ordinary shareholders decisions are related to the approval of the annual accounts, the appointment or replacement of the members of the board of directors and decisions relating to a number of operations, either by law or in accordance with the bylaws (i.e. regulated agreements, ratification of the transfer of the registered office in the same département or an adjoining département, etc.).

Extraordinary shareholders decisions are related to a modification of the bylaws of the corporation (i.e. modification of the corporate purpose or corporate name, share capital increase or decrease, transfer of the registered office outside of the same département or to a non-adjoining département, early dissolution, extension of the corporate term, modification of the terms and conditions related to the transfer of shares or their nominal value, modification of the management of the company, modification of the dividends distribution process.

Holders of ordinary shares are entitled to one vote for each such share held as of the record date of a shareholders meeting, unless otherwise provided in our constitution.

An Irish company may not exercise voting rights in respect of treasury shares, which include shares held by our subsidiaries.

Irish law distinguishes between “ordinary business” and “special business.” All business transacted at a general meeting of shareholders is deemed “special business” other than declaring dividends, considering the statutory financial statements and the reports of the directors and auditors thereon, setting auditors remuneration, electing directors and shareholder review of the company’s affairs.

The Avadel Constitution will provide that, except where a greater majority is required by the Irish Companies Act (such as any matters that require special resolutions of the shareholders), any action proposed at a general meeting of shareholders shall be decided by a simple majority of the votes cast.

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French Law	Irish Law

Shareholders’ quorum differs depending on the type of decisions. Ordinary shareholders’ meetings require a quorum of one-fifth of the capital on first call and no minimum on second call. Extraordinary shareholders’ meetings require a quorum of one-fourth of the capital on first call and one-fifth on second call.

As for majorities, an ordinary shareholders’ meeting requires a majority of votes of the present and represented shareholders and an extraordinary shareholders’ meeting requires a majority of two-thirds of votes of the present and represented shareholders except for a decision on the change of nationality of the corporation or a decisions which increases the shareholders’ liabilities which require a unanimous decision of the present and represented shareholders.

Shareholders who participate in the meeting by videoconference or by means of telecommunication are deemed to be present for purposes of calculating the quorum and majority.

Interests in shares held by a nominee trust company may be exercised by such nominee on behalf of the beneficial holders. Abstentions, including persons indicating a vote to be withheld, blank votes and broker non-votes will not be counted for the purposes of establishing the number of votes cast for the purposes of determining whether an ordinary resolution (requiring a simple majority of votes cast) or a special resolution (requiring the support of 75%) has been approved.

Action by Written Consent	Action by Written Consent
Shareholders’ action by written consent is not permitted in a société anonyme.	The Avadel Constitution will not permit shareholders to pass resolutions by written consent.
Derivative or Other Suits	Derivative or Other Suits

The directors have individual or joint liability towards the company either for violation of corporate law provisions, for breach of the bylaws, and/or for mismanagement.

The action for damages (“action sociale”) may be performed either by the corporation itself, through its legal representatives or by a shareholder (“action sociale ut singuli”).

A shareholder may individually, regardless of his/her shareholding, initiate a legal action against directors of a corporation to seek full indemnification in the corporation’s interest if the corporation fails to bring such legal action itself. Any damages awarded by the court are paid to the corporation and any related legal fees are borne by the shareholder(s) bringing the action. The plaintiff must remain a shareholder through the duration of the legal action.

In Ireland, the decision to institute proceedings is generally taken by a company's board of directors, who will usually be empowered to manage the company's business. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of the company. The central question at issue in deciding whether a minority shareholder may be permitted to bring a derivative action is whether, unless the action is brought, a wrong committed against the company would otherwise go unredressed.

The principal case law in Ireland indicates that to bring a derivative action, a person must first establish a prima facie case (a) that the company is entitled to the relief claimed and (b) that the action falls within one of the five exceptions derived from case law, as follows:

(i)      where an ultra vires or illegal act is perpetrated;

(ii)    where more than a bare majority is required to ratify the “wrong” complained of;

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French Law	Irish Law

A group of shareholders representing (i) 4% of the first €750,000 of the share capital and (ii) 2.5% of the share capital ranging from €750,000 to €7.500,000 and having one representative may also initiate a legal action against directors of a corporation to seek full indemnification in the corporation’s interest if the corporation fails to bring such legal action itself. Any damages awarded by the court are paid to the corporation and any related legal fees are borne and shared amongst the group of shareholders bringing the action. The plaintiffs must remain shareholders through the duration of the legal action.

A shareholder may alternatively or cumulatively bring individual legal action against the directors, provided he has suffered distinct damages from those suffered by the corporation. In this case, any damages awarded by the court are paid to the relevant shareholder.

(iii)   where the shareholders' personal rights are infringed;

(iv)   where a fraud has been perpetrated upon a minority by those in control; or

(v)    where the justice of the case requires a minority to be permitted to institute proceedings.

Shareholders may also bring proceedings against the company where the affairs of the company are being conducted, or the powers of the directors are being exercised, in a manner oppressive to the shareholders or in disregard of their interests. Oppression connotes conduct that is burdensome, harsh or wrong.

Conduct must relate to the internal management of the company. This is an Irish statutory remedy, and the court can grant any order it sees fit, usually providing for the disposition or transfer of the shares of the relevant shareholder.

Business Combinations with Interested Shareholders	Business Combinations with Interested Shareholders

In a French société anonyme, the board of directors is competent for all matters which are not subject to a shareholders’ meeting and which fall within the limits of the corporate purpose of the corporation.

A specific procedure exists for controlling certain related-party agreements which are divided into three categories, as noted above:

-        Prohibited agreements. The directors are prevented from (i) contracting any form of loans from the corporation, (ii) obtaining from the corporation an overdraft through a current account or otherwise and/or (iii) having any of their commitments to third parties guaranteed or secured by the corporation.

-        Unrestricted agreements (“conventions libres”) include current operations concluded at normal conditions.

The Avadel Constitution will provide that the affirmative vote of the holders of a majority of our outstanding voting shares on the relevant record date will be required to approve a sale, lease or exchange of all or substantially all of our property or assets. However, Irish law does not generally require that shareholders be given such approval rights.

The Avadel Constitution will also include a provision similar to Section 203 of the Delaware General Corporation Law, which generally prohibits us from engaging in a business combination with an interested shareholder for a period of three years following the date the person became an interested shareholder, unless, in general

• our board of directors approved the transaction by which the shareholder became an interested shareholder;

• upon consummation of the transaction by which the shareholder became an interested shareholder, the shareholder owned at least 85% of the voting shares outstanding at the time of commencement of such transaction, excluding for purposes of determining the number of voting shares outstanding (but not the outstanding voting shares owned by the interested shareholder), voting shares owned by persons who are directors and also officers and by certain employee share plans; or

• the business combination is approved by our board of directors and authorized at an annual or extraordinary general meeting of shareholders by the affirmative vote of the holders of at least 75% of the outstanding voting shares that are not owned by the interested shareholder.

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French Law	Irish Law

-        Regulated agreements. Regulated agreements are agreements entered into, directly or indirectly, between the corporation and (i) its legal representatives, (ii) shareholders owning at least 10% of the corporation’s share capital or (iii) another corporation having the same legal representatives. Such regulated agreements are subject to a prior approval process, which includes the following steps: first, an information of the board of directors on such agreements, secondly, an authorization granted by the board of directors, third, notice to the statutory auditors on such agreements, fourth, the statutory auditors’ special report on such agreements and fifth, the vote of the shareholders ordinary meeting on such agreements. Any member of the board of directors and/or shareholder concerned by such an agreement is prevented from exercising its voting right in relation to any related decision and therefore is not counted for purposes of calculating the quorum and majority. Agreements approved by the meeting shall be effective against third parties, as shall those which it refuses, unless they are cancelled in the event of fraud. Even where there is no fraud, the interested party, and other members of the board of directors if appropriate, may be held liable for any consequences of unapproved agreements that are damaging to the company.

A “business combination” is generally defined as a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested shareholder. An “interested shareholder” is generally defined as a person who, together with affiliates and associates, owns or, within three years prior to the date in question, owned 15% or more of our outstanding voting shares.

Appraisal Rights	Appraisal Rights
French law does not provide for appraisal rights but provides that a merger is subject to shareholders’ approval by a two-thirds majority vote as stated above.

Shareholders of an Irish company generally do not have dissenters’ or appraisal rights. Under the European Communities (Cross-Border Mergers) Regulations 2008, as amended, governing the merger of an Irish company limited by shares such as the company and a company incorporated in another jurisdiction of the EEA, a shareholder (1) who voted against the special resolution approving the merger or (2) of a company in which 90% of the shares are held by the other party to the merger, has the right in certain circumstances to request that the successor company acquire its shares for cash at a price determined in accordance with the share exchange ratio set out in the merger agreement. In the event of a takeover of our company by a third party in accordance with the Irish Takeover Rules and the Irish Companies Act where the holders of 80% or more in value of a class of our shares (excluding any shares already beneficially owned by the bidder) have accepted an offer for their shares, the remaining shareholders in that class may be statutorily required to transfer their shares, unless, within one month, the non-tendering shareholders can obtain an Irish court order otherwise providing. If the bidder does not exercise this “squeeze out” right, the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms as the original offer, or such other terms as the bidder and the non-tendering shareholders may agree or on such terms as an Irish court, on application of the bidder or non-tendering shareholder, may order.

Amendments of Governing Documents	Amendments of Governing Documents
Companies only have bylaws (statuts) as organizational documents. Only the extraordinary shareholders’ meeting is authorized to adopt or amend the bylaws under French law.

Irish companies may only alter their constitutions by a resolution of shareholders approved by 75% of the votes cast at a general meeting. An Irish company is not permitted to opt out of this requirement.

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French Law	Irish Law

Dissolution and Winding Up	Dissolution and Winding Up

Under French law, unless provided for otherwise in the bylaws, the shareholders participate pro rata in a winding up, subject to any rights of the holders of any preferred shares.

A French société anonyme may be dissolved and wound up at any time by way of (i) a shareholders’ extraordinary meeting deciding the early dissolution of the corporation, (ii) expiration of the term of the corporation (which may be extended prior to such date), (iii) completion of the corporation’s purpose, (iv) the meeting of all the shares in the hands of a sole shareholder, (v) an insolvency procedure, (vi) a provision of the bylaws, or (vii) a legal winding-up for fair grounds.

Upon dissolution of a corporation decided by the shareholders (except for case (v) and (vii) above), the shareholders’ extraordinary meeting determines the method of liquidation and appoints one or several liquidators, of whom it determines their powers, and who exercise their duties in accordance with applicable laws and regulations. In all other case, the French commercial court determines the winding-up process.

The Avadel Constitution will provide that our ordinary shareholders participate pro rata in a winding up, subject to any rights of the holders of any preferred shares we may issue.

We may be dissolved and wound up at any time by way of (i) a shareholders’ voluntary winding up (which requires a special resolution of shareholders), (ii) a court order on the application of a creditor, (iii) an act of the Companies Registration Office as an enforcement measure if we file to file certain returns, or (iv) by act of the Director of Corporate Enforcement in Ireland where our affairs have been investigated by an inspector and it appears from the report or any information obtained by the Director of Corporate Enforcement that we should be wound up.

Enforcement of Judgment Rendered by U.S. Court	Enforcement of Judgment Rendered by U.S. Court

A judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in France. There is no treaty between France and the United States providing for the reciprocal enforcement of foreign judgments, therefore the recognition and enforcement of U.S. court judgments in France is subject to the ordinary French recognition regime (Article 509 of the French Civil Code). The US judgment must comply with the following conditions, laid down by the French Supreme Court case (Cour de cassation February 20th, 2007 n°05-14082), to be verified by the French judge :

•       the indirect jurisdiction of the foreign judge, based on the connection between the litigation and the judge (A), the conformity to the procedural and substantial French international public policy (B), the absence of fraud (C).

If the U.S. judgment meets these conditions, it will be possible to enforce it on French territory. It is mandatory to hire a French attorney for the recognition and enforcement procedure since the proceedings will take place before the Tribunal de Grande Instance.

A judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in Ireland. There is no treaty between Ireland and the United States providing for the reciprocal enforcement of foreign judgments. The following requirements must be met before the U.S. judgment will be deemed to be enforceable in Ireland:

• the U.S. judgment (A) must be for a definite sum, (B) is not directly or indirectly for the payment of taxes or other charges of a like nature or a fine or other penalty, for example, punitive or exemplary damages, (C) must be final and conclusive, (D) must be provided by a court of competent jurisdiction, as determined by Irish law, and (E) must remain valid and enforceable in the U.S. court in which it was obtained. In addition, the Irish proceeding must be commenced within the relevant limitation period.

An Irish court will also exercise its right to refuse judgment if the U.S. judgment was obtained by fraud, violated Irish public policy, is in breach of natural justice or is irreconcilable with an earlier foreign judgment.

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Material Tax Considerations Relating to the Merger

The information presented under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Material Tax Considerations Relating to the Merger – U.S. Federal Income Tax Considerations” below is a summary of the material U.S. federal income tax consequences of the Merger to Flamel shareholders who are U.S. holders and other holders (as defined below). The information presented under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Material Tax Considerations Relating to the Merger – Irish Tax Considerations” is a summary of the material Irish tax consequences of the Merger and of investing in the Avadel plc shares. The information presented under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Material Tax Considerations Relating to the Merger – French Tax Considerations” is a summary of the material French tax consequences of the Merger. Certain information related to tax consequences to shareholders resident in various other jurisdictions is presented under the caption “Proposals to Reincorporate the Company as an Irish Public Limited Company – Tax Considerations in Other Jurisdictions.”

You should consult your tax advisor regarding the applicable tax consequences to you of the Merger and investing in the Avadel plc shares under the laws of the United States (federal, state and local), Ireland, France and any other jurisdiction applicable to you.

U.S. Federal Income Tax Considerations

The following is a general discussion of the material U.S. federal income tax consequences of the Merger to U.S. Holders (as defined below) of Flamel shares, and of the subsequent ownership and disposition of Avadel plc shares received by such U.S. Holders in the Merger.

This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder (whether final, temporary, or proposed), administrative rulings of the U.S. Internal Revenue Service (the “IRS”), judicial decisions, and the Ireland-United States Tax Treaty (the “Tax Treaty”), all as in effect on the date hereof, and all of which are subject to differing interpretations or change, possibly with retroactive effect. This discussion does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a holder as a result of the Merger or as a result of the ownership and disposition of Avadel plc shares. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular holders nor does it take into account the individual facts and circumstances of any particular holder that may affect the U.S. federal income tax consequences to such holder, and accordingly, is not intended to be, and should not be construed as, tax advice. This discussion does not address the U.S. federal 3.8% Medicare tax imposed on certain net investment income or any aspects of U.S. federal taxation other than those pertaining to the income tax, nor does it address any tax consequences arising under any U.S. state and local tax laws. Holders should consult their own tax advisors regarding such tax consequences in light of their particular circumstances.

No ruling has been requested or will be obtained from the IRS regarding the U.S. federal income tax consequences of the Merger or any other related matter; thus, there can be no assurance that the IRS will not challenge the U.S. federal income tax treatment described below or that, if challenged, such treatment will be sustained by a court.

This summary is limited to considerations relevant to U.S. Holders that hold Flamel shares, and, following consummation of the Merger, Avadel plc shares, as “capital assets” within the meaning of section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be important to holders in light of their individual circumstances, including holders subject to special treatment under the U.S. tax laws, such as, for example:

•	banks or other financial institutions, underwriters, or insurance companies;

•	traders in securities who elect to apply a mark-to-market method of accounting;

•	real estate investment trusts and regulated investment companies;

•	tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts;

•	expatriates or former long-term residents of the United States;

•	partnerships or other pass-through entities or investors in such entities;

•	dealers or traders in securities, commodities or currencies;

•	grantor trusts;

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•	persons subject to the alternative minimum tax;

•	U.S. persons whose “functional currency” is not the U.S. dollar;

•	persons who received Flamel shares through the issuance of restricted stock under an equity incentive plan or through a tax-qualified retirement plan or otherwise as compensation;

•	persons who own (directly or through attribution) 5% or more (by vote or value) of the outstanding Flamel shares, or, after the Merger, the outstanding Avadel plc shares; or

•	holders holding Flamel shares, or, after the Merger, Avadel plc shares, as a position in a “straddle,” as part of a “synthetic security” or “hedge,” as part of a “conversion transaction,” or other integrated investment or risk reduction transaction.

As used in this proxy statement, the term “U.S. Holder” means a beneficial owner of Flamel shares, and, after the Merger, Avadel plc shares received in the Merger, that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity that is classified as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States or any State thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust (i) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If a partnership, including for this purpose any entity or arrangement that is treated as a partnership for U.S. federal income tax purposes, holds Flamel shares, and, following consummation of the Merger, Avadel plc shares received in the Merger, the U.S. federal income tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. A holder that is a partnership and the partners in such partnership should consult their own tax advisors with regard to the U.S. federal income tax consequences of the Merger and the subsequent ownership and disposition of Avadel plc shares received in the Merger.

THIS SUMMARY DOES NOT PURPORT TO BE A COMPREHENSIVE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. FLAMEL SHAREHOLDERS SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER AND OF THE OWNERSHIP AND DISPOSITION OF AVADEL PLC SHARES AFTER THE MERGER, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE, LOCAL, AND OTHER TAX LAWS.

U.S. Federal Income Tax Consequences of the Merger to Flamel and Avadel plc

Neither Flamel nor Avadel plc will recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger.

U.S. Federal Income Tax Consequences of the Merger to Flamel Stockholders

The Merger is intended to, and is structured so that it will, qualify as a “reorganization” within the meaning of Section 368(a) of the Code. As such, a U.S. Holder will not recognize any gain or loss as a result of the Merger. A holder’s adjusted tax basis in the Avadel plc shares received will be equal to the adjusted tax basis of the Flamel shares exchanged therefor. The holding period of the Avadel plc shares received as a result of the exchange will include the holding period of Flamel shares surrendered in the Merger.

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U.S. Federal Income Tax Consequences to U.S. Holders of the Ownership and Disposition of Avadel plc Shares

The following discussion is a summary of certain material U.S. federal income tax consequences of the ownership and disposition of Avadel plc shares to Flamel shareholders who receive such Avadel plc shares pursuant to the Merger.

Distributions on Avadel plc Shares

The gross amount of any distribution on Avadel plc shares that is made out of Avadel plc’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) generally will be taxable to a U.S. Holder as ordinary dividend income on the date such distribution is actually or constructively received by such U.S. Holder. Any such dividends paid to corporate U.S. Holders generally will not qualify for the dividends-received deduction that may otherwise be allowed under the Code. In general, the dividend income would be treated as foreign source, passive income for U.S. federal foreign tax credit limitation purposes.

Dividends received by non-corporate U.S. Holders (including individuals), subject to the discussion below under “— Passive Foreign Investment Company Status,” from a “qualified foreign corporation” may be eligible for reduced rates of taxation, provided that certain holding period requirements and other conditions are satisfied. For these purposes, a non-U.S. corporation will be treated as a qualified foreign corporation if it is eligible for the benefits of a comprehensive income tax treaty with the United States which is determined by the U.S. Treasury to be satisfactory for purposes of these rules and which includes an exchange of information provision. The U.S. Treasury has determined that the Tax Treaty meets these requirements. A non-U.S. corporation is also treated as a qualified foreign corporation with respect to dividends paid by that corporation on shares that are readily tradable on an established securities market in the United States. U.S. Treasury guidance indicates that shares listed on the NASDAQ (which the Avadel plc shares are expected to be) will be considered readily tradable on an established securities market in the United States. There can be no assurance that the Avadel plc shares will be considered readily tradable on an established securities market in future years. Non-corporate U.S. Holders that do not meet a minimum holding period requirement during which they are not protected from the risk of loss or that elect to treat the dividend income as “investment income” pursuant to Section 163(d)(4) of the Code (dealing with the deduction for investment interest expense) will not be eligible for the reduced rates of taxation regardless of Avadel plc’s status as a qualified foreign corporation. In addition, the rate reduction will not apply to dividends if the recipient of a dividend is obligated to make related payments with respect to positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met. Finally, Avadel plc will not constitute a qualified foreign corporation for purposes of these rules if it is a passive foreign investment company, or “PFIC,” for the taxable year in which it pays a dividend or for the preceding taxable year. See the discussion below under “— Passive Foreign Investment Company Status.”

The amount of any dividend paid in foreign currency will be the U.S. dollar value of the foreign currency distributed by Avadel plc, calculated by reference to the exchange rate in effect on the date the dividend is includible in the U.S. Holder’s income, regardless of whether the payment is in fact converted into U.S. dollars on the date of receipt. Generally, a U.S. Holder should not recognize any foreign currency gain or loss if the foreign currency is converted into U.S. dollars on the date the payment is received. However, any gain or loss resulting from currency exchange fluctuations during the period from the date the U.S. Holder includes the dividend payment in income to the date such U.S. Holder actually converts the payment into U.S. dollars will be treated as ordinary income or loss. That currency exchange income or loss (if any) generally will be income or loss from U.S. sources for foreign tax credit limitation purposes.

To the extent that the amount of any distribution made by Avadel plc on the Avadel plc shares exceeds Avadel plc’s current and accumulated earnings and profits for a taxable year (as determined under U.S. federal income tax principles), the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the U.S. Holder’s Avadel plc shares, and to the extent the amount of the distribution exceeds the U.S. Holder’s tax basis, the excess will be taxed as capital gain recognized on a sale or exchange as described below under “— Sale, Exchange, Redemption or Other Taxable Disposition of Avadel plc Shares.”

It is possible that Avadel plc is, or at some future time will be, at least 50% owned by U.S. persons. Dividends paid by a foreign corporation that is at least 50% owned by U.S. persons may be treated as U.S. source income (rather than foreign source income) for foreign tax credit purposes to the extent the foreign corporation has more than an insignificant amount of U.S. source income. The effect of this rule may be to treat a portion of any dividends paid by Avadel plc as U.S. source income. Treatment of the dividends as U.S. source income in whole or in part may limit a U.S. holder’s ability to claim a foreign tax credit with respect to foreign taxes payable or deemed payable in respect of the dividends paid by Avadel plc or on other items of foreign source, passive income for U.S. federal foreign tax credit limitation purposes. The Code permits a U.S. Holder entitled to benefits under the Tax Treaty to elect to treat dividends paid by Avadel plc as foreign source income for foreign tax credit purposes if that dividend income is separated from other income items for purposes of calculating the U.S. holder’s foreign tax credit. U.S. Holders should consult their own tax advisors about the desirability and method of making such an election.

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Sale, Exchange, Redemption or Other Taxable Disposition of Avadel plc Shares

Subject to the discussion below under “— Passive Foreign Investment Company Status,” a U.S. Holder generally will recognize gain or loss on any sale, exchange, redemption, or other taxable disposition of Avadel plc shares in an amount equal to the difference between the amount realized on the disposition and such U.S. Holder’s adjusted tax basis in such shares. Any gain or loss recognized by a U.S. Holder on a taxable disposition of Avadel plc shares generally will be capital gain or loss and will be long-term capital gain or loss if the holder’s holding period in such shares exceeds one year at the time of the disposition. Preferential tax rates may apply to long-term capital gains of non-corporate U.S. Holders (including individuals). The deductibility of capital losses is subject to limitations. Any gain or loss recognized by a U.S. Holder on the sale or exchange of Avadel plc shares generally will be treated as a U.S. source gain or loss.

Passive Foreign Investment Company Status

Notwithstanding the foregoing, certain adverse U.S. federal income tax consequences could apply to a U.S. Holder if Avadel plc is treated as a PFIC for any taxable year during which such U.S. Holder holds Avadel plc shares. A non-U.S. corporation, such as Avadel plc, will be classified as a PFIC for U.S. federal income tax purposes for any taxable year in which, after the application of certain look-through rules, either (i) 75% or more of its gross income for such year is “passive income” (as defined in the relevant provisions of the Code) or (ii) 50% or more of the value of its assets (determined on the basis of a quarterly average) during such year produce or are held for the production of passive income. Passive income generally includes dividends, interest, royalties, rents, annuities, net gains from the sale or exchange of property producing such income and net foreign currency gains.

Avadel plc is not currently expected to be treated as a PFIC for U.S. federal income tax purposes, but this conclusion is a factual determination made annually and, thus, is subject to change. With certain exceptions, the Avadel plc ordinary shares would be treated as stock in a PFIC if Avadel plc were a PFIC at any time during a U.S. Holder’s holding period in such U.S. Holder’s Avadel plc shares. There can be no assurance that Avadel plc will not be treated as a PFIC for any taxable year or at any time during a U.S. Holder’s holding period.

If Avadel plc were to be treated as a PFIC, unless a U.S. Holder elects to be taxed annually on a mark-to-market basis with respect to its Avadel plc shares, gain realized on any sale or exchange of such Avadel plc shares and certain distributions received with respect to such shares could be subject to additional U.S. federal income taxes, plus an interest charge on certain taxes treated as having been deferred under the PFIC rules. In addition, dividends received with respect to Avadel plc shares would not constitute qualified dividend income eligible for preferential tax rates if Avadel plc is treated as a PFIC for the taxable year of the distribution or for its preceding taxable year. U.S. Holders should consult their own tax advisors regarding the application of the PFIC rules to their investment in the Avadel plc shares.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to dividends received by U.S. Holders of Avadel plc shares, and the proceeds received on the disposition of Avadel plc shares effected within the United States (and, in certain cases, outside the United States), in each case, other than U.S. Holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 28%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent or the U.S. Holder’s broker) or is otherwise subject to backup withholding.

Certain U.S. Holders holding specified foreign financial assets with an aggregate value in excess of the applicable dollar threshold are required to report information to the IRS relating to Avadel plc shares, subject to certain exceptions (including an exception for Avadel plc shares held in accounts maintained by U.S. financial institutions), by attaching a complete IRS Form 8938, Statement of Specified Foreign Financial Assets, with their tax return, for each year in which they hold Avadel plc shares. Such U.S. Holders should consult their own tax advisors regarding information reporting requirements relating to their ownership of Avadel plc shares.

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Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or credit against a holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Irish Tax Considerations

The following is a summary of the material Irish tax consequences of the Merger for certain beneficial owners of Flamel shares and the ownership and disposal of Avadel plc shares received by such holders pursuant to the Merger and who are the beneficial owners of such Avadel plc shares (either directly as record holders, through a broker or other securities intermediary, or by holding ADSs representing those shares). This discussion is based on Irish tax laws and the practice of the Irish Revenue Commissioners, in effect on the date of this proxy statement, and all of which are subject to differing interpretations or change, possibly with retroactive effect. This summary does not purport to be a complete analysis or listing of all potential Irish tax considerations that may apply to a holder as a result of the Merger or as a result of the ownership and disposition of Avadel plc shares by a holder. In addition, this discussion does not address all aspects of Irish taxation that may be relevant to particular holders nor does it take into account the individual facts and circumstances of any particular holder that may affect the Irish tax consequences to such holder, and accordingly, is not intended to be, and should not be construed as, tax advice. This discussion does not address Irish pay related social insurance, nor does it address any tax consequences specific to stock options, free shares or warrants. The summary is not exhaustive and shareholders should consult their tax advisors about the Irish tax consequences (and tax consequences under the laws of other relevant jurisdictions) of the transactions and of the acquisition, ownership and disposal of Avadel plc shares.

There can be no assurance that the Irish tax authorities will not challenge the Irish income tax treatment described below or that, if challenged, such treatment will be sustained by a court.

The summary applies only to shareholders who will own Avadel plc shares as capital assets and does not apply to other categories of shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes, pension funds and shareholders who have, or who are deemed to have, acquired their Avadel plc shares by virtue of an Irish office or employment (performed or carried on in Ireland).

Irish Tax on Chargeable Gains (“CGT”)

The rate of tax on chargeable gains (where applicable) in Ireland is 33%.

Non-resident shareholders

Avadel plc shareholders who are neither resident nor ordinarily resident in Ireland for Irish tax purposes and do not hold their shares in connection with a trade carried on by such shareholders through an Irish branch or agency will not be liable for Irish tax on chargeable gains realized on a subsequent disposal of their Avadel plc shares.

Flamel shareholders who are neither resident nor ordinarily resident in Ireland for Irish tax purposes and do not hold their shares in connection with a trade carried on by such shareholders through an Irish branch or agency will not be liable for Irish tax on chargeable gains on the cancellation of their Flamel shares, or on receipt of Avadel plc shares pursuant to the Merger.

Irish resident shareholders

The receipt by a holder of Flamel shares who is either resident or ordinarily resident in Ireland for Irish tax purposes or who holds their Flamel shares in connection with a trade carried on in Ireland through a branch or agency of Avadel plc shares pursuant to the Merger will generally have the following consequences for such holders.

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The receipt of Avadel plc shares should be treated as a reconstruction for the purposes of Irish CGT. Accordingly such Flamel shareholders should not be treated as having made a disposal of their Flamel shares for the purposes of Irish CGT to the extent that they receive Avadel plc shares. Instead, the Avadel plc shares should be treated as the same asset as the Flamel shares in respect of which they are issued and treated as acquired at the same time and for the same acquisition cost as those Flamel shares. A chargeable gain or allowable loss should therefore only arise on a subsequent disposal of the Avadel plc shares.

A subsequent disposal of Avadel plc shares by a shareholder who is resident or ordinarily resident in Ireland for Irish tax purposes or who holds his or her shares in connection with a trade carried on by such person through an Irish branch or agency will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT.

A shareholder of Avadel plc who is an individual and who is temporarily not resident in Ireland may, under Irish anti-avoidance legislation, still be liable to Irish tax on any chargeable gain realized upon a subsequent disposal of Avadel plc during the period in which such individual is a non-resident.

Stamp Duty

The rate of stamp duty (where applicable) on transfers of shares of Irish incorporated companies is 1% of the price paid or the market value of the shares acquired, whichever is greater. Where Irish stamp duty arises it is generally a liability of the transferee.

The Merger will not be within the charge to Irish stamp duty.

Irish stamp duty may, depending on the manner in which the shares in Avadel plc are held, be payable in respect of transfers of Avadel plc shares after the effective time of the Merger.

ADSs / ADRs / Shares held through DTC

A transfer of ADSs, ADRs and/or of Avadel plc shares effected by means of book-entry interests in DTC will not be subject to Irish stamp duty (subject to confirmation from Irish Revenue). On the basis that most shareholders in Avadel plc are expected to hold ADSs or ADRs and/or to hold their Avadel plc shares through DTC, it is anticipated that most transfers of ordinary shares will be exempt from Irish stamp duty.

Shares Held Directly (not evidenced by ADSs or ADRs) and Shares Held Outside of DTC or Transferred Into or Out of DTC

A transfer of Avadel plc shares where any party to the transfer holds such shares directly (i.e., not evidenced by ADSs outside of DTC) may be subject to Irish stamp duty. Shareholders wishing to exchange their shares for ADSs or ADRs or to transfer their shares into (or out of) DTC may do so without giving rise to Irish stamp duty provided:

•	there is no change in the beneficial ownership of such shares as a result of the exchange; and
•	the exchange or transfer into (or out of) DTC or ADS or ADR form is not effected in contemplation of a sale of such shares by a beneficial owner to a third party.

Due to the potential Irish stamp charge on transfers of Avadel plc shares, it is strongly recommended that those shareholders who do not hold their Flamel shares directly should arrange for the exchange or transfer of their Flamel shares for ADSs or ADRs or into DTC as soon as possible and before the Merger is effected. It is also strongly recommended that any person who wishes to acquire Avadel plc shares after the effective time of the Merger acquires such shares through the ADS program or DTC.

Withholding Tax on Dividends

Distributions made by Avadel plc will, in the absence of one of many exemptions, be subject to Irish dividend withholding tax (“DWT”) currently at a rate of 20%.

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For DWT purposes, a distribution includes any distribution that may be made by Avadel plc to its shareholders, including cash dividends, non-cash dividends and additional stock taken in lieu of a cash dividend. Where an exemption does not apply in respect of a distribution made to a particular shareholder, Avadel plc is responsible for withholding DWT prior to making such distribution.

General Exemptions

Irish domestic law provides that a non-Irish resident shareholder is not subject to DWT on dividends received from Avadel plc if such shareholder is beneficially entitled to the dividend and is either:

•	a person (not being a company) resident for tax purposes in a “relevant territory” (including the U.S.) and is neither resident nor ordinarily resident in Ireland (for a list of “relevant territories” for DWT purposes, please see Annex E to this proxy statement);
•	a company resident for tax purposes in a “relevant territory”, provided such company is not under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland;
•	a company, wherever resident, that is controlled, directly or indirectly, by persons resident in a “relevant territory” and who is or are (as the case may be) not controlled by, directly or indirectly, persons who are not resident in a “relevant territory”;
•	a company, wherever resident, whose principal class of shares (or those of its 75% direct or indirect parent) is substantially and regularly traded on a stock exchange in Ireland, on a recognized stock exchange in a “relevant territory” or on such other stock exchange approved by the Irish Minister for Finance; or
•	a company, wherever resident, that is wholly owned, directly or indirectly, by two or more companies where the principal class of shares of each of such companies is substantially and regularly traded on a stock exchange in Ireland, on a recognized stock exchange in a “relevant territory” or on such other stock exchange approved by the Irish Minister for Finance;

and provided, in all cases noted above (but subject to “Shares Held by U.S. Resident Shareholders” below), Avadel plc or, in respect of ADRs or Avadel plc shares held through DTC, any qualifying intermediary appointed by Avadel plc, has received from the shareholder, where required, the relevant Irish Revenue Commissioners DWT forms (the “DWT Forms”) prior to the payment of the dividend. In practice, in order to ensure sufficient time to process the receipt of relevant DWT Forms, the shareholder where required should furnish the relevant DWT Forms to:

•	its broker (and the relevant information is further transmitted to any qualifying intermediary appointed by Avadel plc) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the shareholder by the broker) if the shareholder holds ADRs, or
•	Avadel plc transfer agent at least seven business days before the record date for the dividend if shares are held directly.

Links to the various DWT Forms are available at:

http://www.revenue.ie/en/tax/dwt/forms/index.html

The information on such website does not constitute a part of, and is not incorporated by reference into, this proxy statement.

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Such forms are generally valid, subject to a change in circumstances, until December 31 of the fifth year after the year in which such forms were completed.

For non-Irish resident Avadel plc shareholders who cannot avail themselves of one of Ireland’s domestic law exemptions from DWT, it may be possible for such shareholders to rely on the provisions of a double tax treaty to which Ireland is party to reduce the rate of DWT.

Shares Held by U.S. Resident Shareholders

Dividends paid in respect of Avadel plc shares that are owned by U.S. residents and evidenced by the holding of ADRs and/or held through DTC will not be subject to DWT provided the addresses of the beneficial owners of such shares in the records of the broker holding such shares are in the U.S. It is strongly recommended that such shareholders, including the Flamel shareholders who are U.S. residents and who receive Avadel plc shares pursuant to the Merger, ensure that their information is properly recorded by their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Avadel plc).

Dividends paid in respect of Avadel plc shares that are held directly and are owned by residents of the U.S., will not be subject to DWT if such shareholders satisfy the conditions of one of the exemptions referred to above under the heading “General Exemptions,” and provide a completed IRS Form 6166 or a valid DWT Form to Avadel plc’s transfer agent to confirm their U.S. residence at least seven business days before the record date for the dividend. It is strongly recommended that such shareholders complete the appropriate IRS Form 6166 or DWT Form and provide them to Avadel plc’s transfer agent as soon as possible after acquiring their Avadel plc shares.

If any shareholder who is resident in the U.S. receives a dividend from which DWT has been withheld, the shareholder should generally be entitled to apply for a refund of such DWT from the Irish Revenue Commissioners, provided the shareholder is beneficially entitled to the dividend.

Shares Held by Residents of “Relevant Territories” Other Than the U.S.

Shareholders who are residents of “relevant territories,” other than the U.S., must satisfy the conditions of one of the exemptions referred to above under the heading “—General Exemptions”, including the requirement to furnish valid DWT forms, in order to receive dividends without suffering DWT. If such shareholders hold ADRs or their shares through DTC, they must provide the appropriate DWT forms to their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Avadel plc) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the shareholder by the broker). If such shareholders hold their shares directly, they must provide the appropriate DWT forms to Avadel plc’s transfer agent at least seven business days before the record date for the dividend. It is strongly recommended that such shareholders complete the appropriate DWT Forms and provide them to their brokers or Avadel plc’s transfer agent, as the case may be, as soon as possible after receiving their shares.

If any shareholder who is resident in a “relevant territory” receives a dividend from which DWT has been withheld, the shareholder may be entitled to a refund of DWT from the Irish Revenue Commissioners provided the shareholder is beneficially entitled to the dividend.

Shares Held by Residents of Ireland

Most Irish tax resident or ordinarily resident shareholders (other than Irish resident companies that have completed the appropriate DWT forms) will be subject to DWT in respect of dividends paid on their Avadel plc shares.

Shareholders that are residents of Ireland, but are entitled to receive dividends without DWT, must complete the appropriate DWT Forms and provide them to their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Avadel plc) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the shareholder by the broker) (in the case of ADRs), or to Avadel plc’s transfer agent at least seven business days before the record date for the dividend (in the case of shares held directly).

Shares Held by Other Persons

Avadel plc shareholders that do not fall within any of the categories specifically referred to above may nonetheless fall within other exemptions from DWT. If any shareholders are exempt from DWT, but receive dividends subject to DWT, such shareholders may apply for refunds of such DWT from the Irish Revenue Commissioners.

Dividends paid in respect of ADRs or Avadel plc shares that are held through DTC and that are owned by a partnership formed under the laws of a “relevant territory” will be entitled to exemption from DWT if all of the partners complete the appropriate DWT Forms and provide them to their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Avadel plc) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the shareholder by the broker). If any partner is not a resident of a relevant territory, no partnership's interest in the Avadel plc shares is entitled to exemption from DWT.

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Avadel plc will rely on information received directly or indirectly from brokers and its transfer agent in determining where Avadel plc shareholders reside, whether they have provided the required U.S. tax information and whether they have provided the required DWT Forms.

Income Tax on Dividends Paid on Avadel plc Shares

Irish income tax may arise for certain persons in respect of dividends received from Irish resident companies.

A shareholder that is not resident or ordinarily resident in Ireland and that is entitled to an exemption from DWT generally has no liability to Irish income tax or the universal social charge on a dividend from Avadel plc. An exception to this position may apply where such shareholder holds Avadel plc shares through a branch or agency in Ireland through which a trade is carried on.

A shareholder that is not resident or ordinarily resident in Ireland and that is not entitled to an exemption from DWT generally has no additional liability to Irish income tax or the universal social charge. An exception to this position may apply where the shareholder holds Avadel plc shares through a branch or agency in Ireland through which a trade is carried on. The DWT deducted by Avadel plc discharges the liability to Irish income tax.

Irish resident or ordinarily resident shareholders may be subject to Irish tax and/or the universal social charge on dividends received from Avadel plc. Credit should be available against this Irish tax for any DWT declared by Avadel plc. Such Avadel plc shareholders should consult their own tax advisors.

Capital Acquisitions Tax

Irish capital acquisitions tax (“CAT”) comprises principally gift tax and inheritance tax. CAT could apply to a gift or inheritance of Avadel plc shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Avadel plc shares are regarded as property situated in Ireland as the share register of Avadel plc must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT.

CAT is currently levied at a rate of 33% above certain tax-free thresholds. The appropriate tax-free threshold is dependent upon (i) the relationship between the donor and the donee and (ii) the aggregation of the values of previous gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses are exempt from CAT. Avadel plc shareholders should consult their own tax advisors as to whether CAT is creditable or deductible in computing any domestic tax liabilities.

French Tax Considerations

The following is a general discussion of the material French corporate and individual income tax consequences of the Merger to Flamel and holders of Flamel shares.

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This discussion is based on provisions of the French tax code (the “French Code”), the French tax authorities guidelines, and judicial decisions, all as in effect on the date hereof, and all of which are subject to differing interpretations or change, possibly with retroactive effect. This discussion does not purport to be a complete analysis or listing of all potential French income tax considerations that may apply to Flamel or a holder as a result of the Merger or as a result of the ownership and disposition of Avadel plc shares by a holder. In addition, this discussion does not address all aspects of French income taxation that may be relevant to particular holders nor does it take into account the individual facts and circumstances of any particular holder that may affect the French income tax consequences to such holder, and accordingly, is not intended to be, and should not be construed as, tax advice. In particular, this discussion does not address the French income tax consequences for holders that are resident or established in a “non-cooperative jurisdiction” as defined under the French Code, which for calendar year 2016 includes the following: Botswana, Brunei, Guatemala, Marshall Islands, Nauru, Niue. This discussion does not address French social security contributions or any aspects of French taxation other than those pertaining to the income tax, nor does it address any tax consequences specific to stock options, free shares or warrants. Holders should consult their own tax advisors regarding such tax consequences in light of their particular circumstances.

There can be no assurance that the French Tax Authorities will not challenge the French income tax treatment described below or that, if challenged, such treatment will be sustained by a court.

French income tax consequences for holders of Flamel shares

The exchange of Flamel shares for Avadel plc shares benefits from a tax neutrality regime for French income tax purposes such that no French income tax is triggered for French or foreign resident shareholders as a consequence of the Merger.

French income tax consequences at the level of Flamel

In principle the Merger triggers the immediate taxation of any deferred profits and built-in gains in Flamel under standard French corporate income tax rules.

Under these rules, in principle:

•	Capital gains on shares held by Flamel representing a “participating interest” in subsidiaries held for a period of at least two years are taxable but only on 12% of the capital gain;

•	Other capital gains and profits in Flamel are fully taxable.

The taxable basis as determined above should be partly reduced by Flamel’s French net operating loss carryforwards subject to the following limitation: net operating losses are utilizable in a given fiscal year against €1,000,000 plus fifty per cent (50%) of any taxable income in excess of €1,000,000.

The net taxable income after utilization of net operating loss carryforwards is taxed at a rate of 33.1/3%, increased by a 3.3% surtax on the tax liability in excess of €763,000 resulting in a marginal combined tax rate of 34.43%.

However, Avadel Limited has submitted a request to the French tax authorities seeking to benefit from the special regime for mergers and demergers, which the French Code makes conditional upon a formal consent of the French tax authorities. If granted, such regime would allow a rollover of some of the gains mentioned above as long as the relevant assets remain held through a French branch of Avadel Plc. However, to date, there is no certainty that Flamel will receive consent from the French tax authorities.

Flamel’s net operating loss carryforwards will not carry over to Avadel Plc and therefore cannot be utilized against profits and gains recognized by Avadel Plc in France after the Merger, unless a separate ruling is obtained from the French tax authorities.

Tax Considerations in Other Jurisdictions

Depending on the country in which a Flamel Technologies shareholder is resident, the Merger may be a taxable event to such shareholder under such country’s tax laws. We encourage all shareholders to consult their tax advisors regarding the applicable tax consequences of the Merger.

The Board of Directors unanimously recommends that shareholders vote “FOR” Resolutions 17, 18, 19 and 20.

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PROPOSALS WITH RESPECT TO CERTAIN INCREASES IN SHARE CAPITAL

(Resolutions 21, 22, 23 and 24)

Flamel’s equity compensation plans and arrangements are intended to enhance our ability to attract and retain highly qualified and talented executives and key employees, provide long-term incentives as motivation to persons to whom we award benefits under such plans and arrangements, and promote the long-term growth and success of our business. Additional discussion of our compensation policies is set forth in this proxy statement under the caption “Executive Compensation – Compensation Discussion and Analysis.”

Our existing equity compensation plans and arrangements (the “Existing Plans”) consist of: (i) the 2015 Free Share Plan, under which we are authorized to issue up to 250,000 time-vesting ordinary shares to employees during a period of 38 months from June 26, 2015, the date such plan was approved by our shareholders; (ii) the 2015 Stock Warrant Plan, under which we are authorized to issue to non-employee directors warrants to purchase up to 350,000 ordinary shares during a period of 18 months from June 26, 2015, the date such plan was approved by our shareholders, and (iii) the 2014 Stock Option Plan, under which we are authorized to issue to employees stock options to purchase up to 1,700,000 shares during a period of 38 months from June 24, 2014, the date such plan was approved by our shareholders.

If resolutions 21, 22 and 23 are approved, we will no longer be authorized to issue free shares, warrants or stock options under the Existing Plans and, instead, our Board of Directors will be authorized to issue (i) to employees and to corporate officers (“mandataires sociaux”) of the Company, free share awards of up to 750,000 ordinary shares, with such authorization effective for a period of 38 months from the date of the Meeting (the “2016 Free Shares Authorization”), (ii) to employees and to corporate officers (“mandataires sociaux”) of the Company, stock options to purchase up to 1,500,000 ordinary shares, with such authorization effective for a period of 38 months from the date of the Meeting (the “2016 Stock Option Authorization”), and (iii) to non-employee directors, share purchase warrants to purchase up to 350,000 ordinary shares, with such authorization effective for a period of 18 months from the date of the Meeting (the “2016 Director Warrants Authorization”). The number of ordinary shares subject to the 2016 Free Shares Authorization, the 2016 Stock Option Authorization and the 2016 Director Warrants Authorization (collectively, the “2016 Equity Award Authorizations”) shall be adjusted to preserve the rights of the beneficiaries of the applicable awards, it being intended that the shares issuable under the 2016 Equity Awards Authorizations will be adjusted to protect the award recipients against dilution that may result from stock splits, stock dividends and similar capital reorganization transactions.

The 2016 Equity Award Authorizations will authorize our Board of Directors to award free shares, stock options and share purchase warrants upon such terms and conditions as the Board of Directors may determine in its discretion, within the parameters set forth in the respective resolutions, as summarized below.

Share Usage in Equity Compensation

As described under the caption “Executive Compensation – Compensation Components,” the use of equity awards in our compensation programs is intended to provide significant incentive value to help ensure that the Company achieves its long-term goals and align such compensation with long-term shareholder interests. We consider the amount of share usage in these programs in terms of the potential impact on our shareholders.

Overhang. As of December 31, 2015, there were 3,219,303 ordinary shares subject to outstanding equity awards, consisting of (i) 2,325,726 shares issuable to employees pursuant to stock options; (ii) 667,527 shares issuable pursuant warrants issued to directors; and (iii) 226,050 shares issuable under time-based free-share awards to employees.

In addition, as of December 31, 2015, there were 391,973 ordinary shares available for future awards under our June 2015 Stock Warrant Rules, December 2015 Stock Option Plan and December 2014 Free Share Plan (the “Authorized Equity Plans”). The 8.8% “overhang percentage” reflects the shares issuable under equity awards that are either outstanding or available for award, divided by 41,241,254 ordinary shares outstanding as of December 31, 2015. However, 430,266 of the outstanding stock options (representing 18.5% of the outstanding options and 1.0% of the overhang) and 304,527 of the outstanding warrants (representing 45.6% of the outstanding warrants and 0.8% of the overhang), had exercise prices that were more than 125% of the closing price of our ADSs on Nasdaq on December 31, 2015. Excluding such stock options and warrants, the overhang percentage would be reduced from 8.8% to 7.0% of our outstanding ordinary shares outstanding as of December 31, 2015.

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If shareholders approve the proposals in this proxy statement with respect to the new authorizations for equity award programs, we will no longer be able to grant any equity awards under the Authorized Equity Plans. As a result, our overhang percentage would increase to approximately 14.1%, based on the number of equity awards and ordinary shares outstanding as of December 31, 2015.

Annual Share Usage. The annual share usage, or burn rate, under our equity compensation program for the fiscal year 2015 was as follows:

Grants of Share-Based Awards (2015)

Fiscal Year 2015
A: Stock Options Granted	934,000
B: Free-Shares Granted	0
C: Director Warrants Granted	304,527
D: Total Options and Shares Granted (A+B+C)	1,238,527
E: Basic Weighted Average Ordinary Shares Outstanding	40,580,345
F: Annual Share Usage (D/E)	3.1%

Although our future annual share usage will depend upon a number of factors, such as the number of plan participants and the price per share of our ordinary shares, the 2,600,000 ordinary shares we seek to have authorized for equity compensation programs for which we are seeking approval in this proxy statement (pursuant to resolutions 21 to 23) will enable us to continue to utilize equity awards as an important component of our compensation program and help meet our objectives to attract, retain and motivate highly skilled and capable personnel. In determining the amount of equity to allocate in these new equity programs, we considered, among other things, our share price and volatility, our share burn rate and overhang, and the existing terms of our outstanding awards. Based on these factors, we estimate that the pool of shares available under these new equity compensation programs will last for approximately one year.

New Plan Benefits.  Any future awards under the proposals in this proxy statement with respect to the new authorizations for equity award programs, will be made at the discretion of the Board. Therefore we cannot determine, with respect to any particular person or group, the number or value of the awards that will be granted in the future pursuant to these programs. However, the awards that have been made under the Authorized Equity Plans, which would have been issued under the new equity award programs had they been in effect, are reflected in the Grants of Share-Based Awards (2015) table above.

Shares Authorized for Issuance under equity compensation plans

Information regarding our equity compensation plans is presented below as of December 31, 2015 (in thousands, except per share data).

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price per share of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Stock options	2,325,726	$13.84	96,500
Warrants	667,527	$16.97	45,473
Free share awards	226,050	n/a	250,000

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Descriptions of Equity Authorizations

Summary of the 2016 Free Shares Authorization. Resolution 21 will authorize the Board to award up to 750,000 ordinary shares, subject to time-based vesting (“free shares”), to employees of Flamel or companies or organizations in which Flamel holds, directly or indirectly, at least 10% of the share capital and voting rights as of the date of grant and corporate officers (“mandataires sociaux”) of Flamel (in accordance with Articles L.225-197-2, 1° and L.225-197-1, II of the French Commercial Code) (the “Group”). Notwithstanding the authorization of 750,000 ordinary shares for this purpose, the number of free shares that can be awarded by the Board under such authorization may not exceed ten percent (10%) of the registered capital existing on the day of the first award. Free shares cannot be granted to an employee or corporate officer who holds more than 10% of the Company’s registered capital. Any free share award that does not vest for any reason, or any portion thereof, will be available for future awards while the authorization is in effect (i.e., 38 months from the date of the Meeting unless such authorization is superseded by a subsequent free share authorization by our shareholders or any other shareholders’ decision in this respect). Resolution 21 will waive shareholder preferential rights with respect to any free share awards under this authorization.

Administered by the Board. The Board of Directors will have the authority to administer the awards of free shares and to adopt written rules governing the free share program under the present authorization (the “2016 Free Share Plan”). Under the scope of the Board’s discretion, the Board may determine the recipients of free share awards, the vesting period and the other terms, conditions and restrictions of the awards, which need not be identical for each award recipient, and the form and content of any free share award agreements with award recipients.

Vesting and Retention. Free share awards will vest solely on the basis of the recipient’s continued employment through the end of the vesting period, with a minimum vesting period of one year required for each award. Free shares may be subject to a minimum holding, or “retention,” period, prior to sale or disposal by the recipient; provided that where a vesting period is at least two years, in the Board’s discretion there may be no retention period for a particular free share award. In the event of the recipient’s disability, a free share award may be deemed fully vested and no longer subject to any retention period.

Preservation of Free Shares Upon a Change in Control.   The 2016 Free Share Rules will provide that, upon a change in control (as such term may be defined), free shares must be assumed by the surviving entity in a change of control transaction, or a parent or subsidiary thereof.

Summary of the 2016 Stock Option Authorization. Resolution 22 will authorize the Board to award stock purchase options to purchase up to 1,500,000 ordinary shares to employees and corporate officers (“mandataires sociaux”) of the Group. Shares subject to any stock option that expires unexercised or otherwise terminates will be available for future awards of stock options while the authorization is in effect (i.e., 38 months from the date of the Meeting unless such authorization is superseded by a subsequent free share authorization by our shareholders or any other shareholders’ decision in this respect). The total number of stock purchase options opened and not yet exercised shall not constitute entitlement to subscribe to a number of shares in excess of one third of the share capital. Stock purchase options shall not be granted to employees and executives holding more than 10% of the share capital. Resolution 22 will waive shareholder preferential rights with respect to any options granted under this authorization and any shares issued upon exercise of such options.

Administered by the Board. The Board of Directors will have the authority to administer the allocation of stock options and to adopt written rules governing the stock option program under the present authorization (the “2016 Stock Option Plan”). Under the scope of the Board’s discretion, the Board may determine the recipients of such stock options, any vesting periods and other terms, conditions and restrictions of the awards, which need not be identical for each award recipient, and the form and content of any stock option agreements with award recipients.

Option Exercise Price. The exercise price of any option granted under this authorization shall be equal to the closing price of a Flamel ADS on Nasdaq on the trading day preceding the date of the award, but not less than 80% of the average of the trading prices of the ADSs on Nasdaq during the 20 trading days before the date of the award. The Board of Directors may not subsequently change the exercise price of a stock option granted under this authorization unless otherwise permitted by French law.

Term. Stock options granted under this authorization may be exercisable during a maximum period of ten-years from the date of grant, and the Board of Directors may provide for shorter exercise periods for any particular stock options.

Preservation of Stock Options Upon a Change in Control.   The Board may provide in the 2016 Stock Option Plan or in any particular award agreement that, upon a change in control (as such term may be defined), stock options will immediately vest unless the successor entity or a parent or subsidiary thereof assumes or substitutes the outstanding stock options.

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Summary of the 2016 Director Warrants Authorization. Resolution 23 will authorize the Board to award stock purchase warrants to purchase up to 350,000 ordinary shares, to be represented by ADSs, to non-employees directors of Flamel who are not legal representatives of the Company, but including the Chairman of the Board of Directors. Shares subject to stock purchase warrants for which the recipient fails to subscribe or that expire unexercised or otherwise terminate may not be re-allocated for future awards of stock purchase warrants. Resolution 23 will waive shareholder preferential rights with respect to any warrants granted under this authorization and any shares issued upon exercise of such warrants.

Administered by the Board. The Board of Directors will have the authority to administer the allocation of stock purchase warrants and to adopt written rules governing the director stock purchase warrant program under the present authorization (the “2016 Stock Warrant Rules”). Under the scope of the Board’s discretion, the Board may determine the recipients of such warrants, whether the warrants shall be subject to subscription or shall be granted to the recipients, any vesting periods and other terms, conditions and restrictions of the awards, which need not be identical for each award recipient, and the form and content of any warrant instrument to be issued to award recipients, all subject to the other provisions of resolution 23, including those matters summarized below.

Warrant Subscription Price. Any subscription price for a warrant granted under this authorization shall be ten percent of the average of the trading prices of the ADSs on Nasdaq during the 20 trading days before the date such warrant is granted. The subscription price, if any, must be paid in cash or by offset of liability owed by the Company to the subscriber.

Warrant Exercise Price. The exercise price of each warrant shall be set by the Board of Directors, provided that the exercise price shall not be less than 80% of the average of the trading prices of the ADSs on Nasdaq during the 20 trading days before the date of the award.

Term. Each warrant shall be exercised during the period commencing one year from the issue date through the fourth anniversary of the issue date. The holder must be a director of Flamel on the day of exercise, unless, within three months after ceasing to be a director, such holder notifies the Company of his or her intent to continue to have the right to exercise such warrant, and pays an additional subscription price of €0.01 for each share underlying the warrant.

Proposal to Issue Shares to a Company Savings Plan

Resolution 24 authorizes the Board of Directors to increase the share capital by issuing shares reserved for the members of a company savings plan (even in the absence of such a plan with the Company) established in application of Articles L.3332-18 et seq. of the French Labor Code, and revokes and waives shareholders’ preemptive subscription rights with respect to such shares.

As a result of the proposals regarding a capital increase listed above, we therefore invite you to make a decision on the proposed capital increase reserved for the Company’s employees.

Such a resolution implies the suppression of the preferential application right granted to the shareholders pursuant to the applicable legal and regulatory provisions.

The Board of Directors is required by Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code, Articles L. 3332-1 et seq. of the French Labor Code, to submit for approval at the Meeting a resolution to authorize and delegating to the Board of Directors, the power to increase our share capital by issuing shares, in a nominal amount equal at most to 1% of the share capital on the date of the present Meeting, for a period of twenty-six (26) months, for the benefit of employees who are members of a company savings plan (plan épargne entreprise) (even in the absence of such a plan within the Company) and to set the issue price under the conditions laid down in the said provisions of the French Labor Code, subject to supervision by the Auditor, and to determine the number of shares allocated to each beneficiary pursuant to the said provisions of the French Commercial Code.

We draw your attention to the fact that the Company shares are not eligible to the current company savings plan.

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The Board of Directors believes that the use of a Company savings plan is unnecessary as an additional incentive for compensation in view of the Company’s situation and its other equity-based compensation plans, which are described in detail herein in the Compensation Disclosure and Analysis.

The Board of Directors unanimously recommends that the shareholders vote

“FOR” Resolutions 21, 22 and 23 and “AGAINST” Resolution 24.

PROPOSAL WITH RESPECT TO POWER FOR FORMALITIES

(Resolution 25)

Resolution 25 is a usual one granting the required powers for carrying out any formalities required by law to give effect to the resolutions approved at the Meeting.

The Board of Directors unanimously recommends that shareholders vote “FOR” Resolution 25.

OTHER MATTERS

The board of directors knows of no other matters that have been submitted for consideration at the Meeting other than those referred to in this proxy statement and the possible submission of shareholder resolutions as permitted under French law, which are not included in this proxy statement but may be presented by a shareholder proponent at the Meeting if submitted by the deadline for such submissions. Holders of ordinary shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairman of the Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting on such matters (which will be treated as a vote “AGAINST”), or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of ordinary shares is in a civil union to vote on such matters. If a holder of ordinary shares chooses to grant a proxy to the chairman of the Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Meeting shall have discretionary authority pursuant to Rule 14a-4(c) under the Exchange Act and shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors or the management, as the case may be, and a vote against adopting any other such undisclosed resolutions.

SOLICITATION OF PROXIES

The cost of the solicitation of proxies on behalf of Flamel Technologies will be borne by the Company. In addition, the Company’s directors, officers and other employees may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending Company proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

SHAREHOLDER PROPOSALS FOR 2017 MEETING

Shareholders who wish to present a proposal to be included in our proxy statement for our 2017 combined ordinary general meeting and extraordinary general meeting of shareholders (the “2017 Meeting”) must submit the proposal to us no later than                    and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. The Board, at the recommendation of the Nominating and Corporate Governance Committee, has established the same date (                       ) for shareholders to submit nominees for directors for inclusion in our proxy statement for our 2017 Meeting, and                  , 2017 as the date for Shareholders to present other business at our Annual Meeting of Shareholders without inclusion in our proxy statement for such meeting. All such proposals must be sent in writing to our Corporate Secretary at 33, Avenue du Docteur Georges Levy, 69200 Vénissieux, France.

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All proposals submitted by holders of ordinary shares are reviewed by the Corporate Governance Committee or the Nominating Committee and by the Board of Directors.

An ADS holder does not have a right to present proposals for shareholders approval at the Meeting. To submit proposals at the Meeting, an ADS holder must convert the ADSs into ordinary shares by contacting the Depositary and complying with the rules describe above.

Eligibility to Submit a Proposal. Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.

ANNUAL REPORT ON FORM 10-K AND 10-K/A

We will provide without charge to each shareholder, on the written request of any such person, a copy of our Annual Report on Form 10-K and 10-K/A for the year ended December 31, 2015. Requests should be directed to Flamel Technologies S.A., Parc Club du Moulin à Vent, 33, avenue du Docteur Georges Levy 69200 Vénissieux France, Attention: Investor Relations. Our Annual Report on Form 10-K and 10-K/A also may be accessed through our website at www.flamel.com. A list of exhibits to the Annual Report on Form 10-K and 10-K/A will be included in the copy of the Annual Report on Form 10-K and 10-K/A. Any of the exhibits may be obtained at the SEC’s website, www.sec.gov, or by written request to the above address.

BENEFICIAL OWNERS

Unless we have received contrary instructions, we may send a single copy of our proxy materials to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.

If you would like to receive your own set of our annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions.

If your shares are registered in your own name, please contact the Company at our executive offices at Parc Club du Moulin à Vent, 33, avenue du Docteur Georges Levy 69200 Vénissieux France, Attention: Investor Relations, to inform the Company of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

By order of the Board of Directors

[GRAPHIC]

Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

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ANNEX A

Text of Resolutions to be Voted on at the Ordinary General Meeting and the Extraordinary General Meeting of Flamel Technologies S.A.

Resolutions Within The Competence of the Ordinary General Shareholders’ Meeting

First Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having taken cognizance of the financial statements for the fiscal year ended on December 31, 2015, and having heard a reading of the Board of Directors’ management report and of the general report of the Statutory Auditor pertaining to said fiscal year, hereby:

-	Approves, in their entirety, such statutory financial statements as they have been presented to the Meeting, which show a net profit in the amount of €16,000,628, as well as the transactions recorded in such statutory financial statements and summarized in such report;

-	Grants the Directors full discharge from their duties relative to such fiscal year; and specifically;

-	Approves, in accordance with Section “223 quater” of the French General Tax Code, the global amount of expenses as set forth at Section 39-4 of the French General Tax Code which comes to a total of € 12,900 in excess depreciation that is not tax-deductible and (€ 98,000) tax not deductible in 2014 but deductible in 2015.

Second Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, hereby:

Decides to allocate the earnings for the fiscal year ended on December 31, 2015, amounting to €16,000,628, to the carry forward account, which will then amount to €(54,929,333).

It is recalled, pursuant to article “243 bis” of the French General Tax Code, that no dividend was distributed for the past three fiscal years.

Third Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, hereby:

Approves and ratifies, on an advisory basis, the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for U.S. financial reporting purposes for the year ending December 31, 2016;

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It is recalled that at the Combined Shareholders’ Meeting on 24 June 2014 appointed Price Waterhouse Coopers Audit as French statutory auditor of the Company for France (“commissaire aux comptes”) for the purpose of auditing the French accounts in accordance with French law and Price Waterhouse Coopers Audit term of office will remain unchanged and shall terminate at the shareholders’ meeting called to approved the financial statements for the financial year ending on n December 31, 2019

Fourth Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report acknowledging that the Company must appoint a second lead statutory auditor and a second deputy statutory auditor, hereby:

Decides, to appoint _____________________ as lead auditor and _____________ as deputy statutory auditor for six years, expiring at the end of the Ordinary Shareholders’ Meeting to be held to approve the financial statements for the financial year ending on December 31, 2021.

The auditors have declared that they comply with all the conditions required by applicable laws and regulations in order to hold such office and have already indicated to the company their willingness to accept their appointment.

Fifth Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, and after acknowledging that the term of the Director’s office of Mr. Michael S. Anderson expires at the end of this Meeting, hereby:

Decides to renew the appointment of Mr. Michael S. Anderson as a member of the Company’s Board of Directors for a period of one (1) year, to expire at the end of the Company’s next ordinary general shareholders’ meeting called on to approve the financial statements for the fiscal year ending December 31, 2016.

Michael S. Anderson has declared his readiness to accept this mandate and that he does not exercise, in France, mandates in other companies which can prevent him to accept such functions.

Sixth Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, and after acknowledging that the term of the Director’s office of Mr. Guillaume Cerutti expires at the end of this Meeting, hereby:

Decides to renew the appointment of Mr. Guillaume Cerutti as a member of the Company’s Board of Directors for a period of one (1) year, to expire at the end of the Company’s next ordinary general shareholders’ meeting called on to approve the financial statements for the fiscal year ending December 31, 2016.

Guillaume Cerutti has declared his readiness to accept this mandate and that he does not exercise, in France, mandates in other companies which can prevent him to accept such functions.

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Seventh Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, and after acknowledging that the term of the Director’s office of Dr. Francis J.T. Fildes expires at the end of this Meeting, hereby:

Decides to renew the appointment of Dr. Francis J.T. Fildes as a member of the Company’s Board of Directors for a period of one (1) year, to expire at the end of the Company’s next ordinary general shareholders’ meeting called on to approve the financial statements for the fiscal year ending December 31, 2016.

Francis J.T. Fildes has declared his readiness to accept this mandate and that he does not exercise, in France, mandates in other companies which can prevent him to accept such functions.

Eigth Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, and after acknowledging that the term of the Director’s office of Mr. Christophe Navarre expires at the end of this Meeting, hereby:

Decides to renew the appointment of Mr. Christophe Navarre as a member of the Company’s Board of Directors for a period of one (1) year, to expire at the end of the Company’s next ordinary general shareholders’ meeting called on to approve the financial statements for the fiscal year ending December 31, 2016.

Christophe Navarre has declared his readiness to accept this mandate and that he does not exercise, in France, mandates in other companies which can prevent him to accept such functions.

Ninth Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, and after acknowledging that the term of the Director’s office of Mr. Craig Stapleton expires at the end of this Meeting, hereby:

Decides to renew the appointment of Mr. Craig Stapleton as a member of the Company’s Board of Directors for a period of one (1) year, to expire at the end of the Company’s next ordinary general shareholders’ meeting called on to approve the financial statements for the fiscal year ending December 31, 2016.

Craig Stapleton has declared his readiness to accept this mandate and that he does not exercise, in France, mandates in other companies which can prevent him to accept such functions.

Tenth Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, and after acknowledging that the term of the Director’s office of Mr. Benoit Van Assche expires at the end of this Meeting, hereby:

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Decides to renew the appointment of Mr. Benoit Van Assche as a member of the Company’s Board of Directors for a period of one (1) year, to expire at the end of the Company’s next ordinary general shareholders’ meeting called on to approve the financial statements for the fiscal year ending December 31, 2016.

Benoit Van Assche has declared his readiness to accept this mandate and that he does not exercise, in France, mandates in other companies which can prevent him to accept such functions.

Eleventh Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, hereby:

Decides to allocate to the Board of Directors, under condition of adoption of resolutions four through nine, a maximum aggregate amount of Three Hundred Twenty Five Thousand Euros (€325,000) as annual attendance fees for the fiscal year ending December 31, 2016.

The ordinary general shareholders’ meeting acknowledges that the Board will determine the allocation and payment date of said attendance fees.

Twelfth Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, hereby:

Approves, on an advisory basis, the compensation of the Named Executive Officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosures.

Thirteenth Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, hereby:

Decides, on an advisory basis, that the shareholders of the Company will vote, on an advisory basis, on the executive compensation of the Company’s Named Executive Officers at each annual shareholders’ meeting.

Fourteenth Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, hereby:

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Decides, on an advisory basis, that the shareholders of the Company will vote, on an advisory basis, on the executive compensation of the Company’s Named Executive Officers every two years at the shareholders’ meeting.

Fifteenth Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of the Board of Directors’ management report, hereby:

Decides, on an advisory basis, that the shareholders of the Company will vote, on an advisory basis, on the executive compensation of the Company’s Named Executive Officers every three years at the shareholders’ meeting.

Sixteenth Resolution:

The ordinary general shareholders’ meeting, voting under the quorum and majority conditions for ordinary general meetings, after having heard a reading of statutory auditor’s special report regarding the agreements referred to in article L.225-38 et seq. of the French Commercial Code, hereby:

Approves and ratifies, as applicable, the agreements entered into or previously authorized and which remained into force during the fiscal year ended December 31, 2015, together with the transactions mentioned therein.

Resolutions Within The Competence of the Extraordinary General Shareholders’ Meeting

Seventeenth Resolution:

Therefore, the extraordinary general meeting, voting under the quorum and majority conditions for extraordinary general meetings,

After having considered:

-	the Board of Directors’ report drawn up in accordance with articles L.236-27 and R.236-16 of the French Commercial Code,

-	the Works Council opinion on the Merger,

-	the independent expert’s report dated May 31, 2016,

-	the Merger Agreement and its appendixes executed on May 27, 2016, pursuant to which the Company, is to transfer by way of merger by absorption all of its assets and liabilities to its subsidiary, Avadel, hereby:

1.	Decides to approve all the provisions of the considered Merger Agreement by way of absorption of the Company by Avadel and hereby decides the merger of the Company by the Avadel;

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2.	Approves especially, subject to the satisfaction of the conditions precedent mentioned in the Merger Agreement, the issuance by Avadel of _____________ new shares having a nominal value of $0.01, considered as credited and fully paid to the Company’s shareholders on the Effective Date of the Merger, which is to intervene on the Effective Date at the Effective Time subject to the final order made by the Irish High Court under regulation 14 of the European Communities (Cross-Border Mergers) Regulations 2008 as amended by the European Communities (Mergers and Divisions of Companies) (Amendment) Regulations 2011 pursuant to which the Irish High Court approves the completion of the Merger, confirms that the terms and conditions of the Merger are fair (both procedurally and substantively) to the Company’s shareholders, and fixes the Effective Date;Acknowledges that these new shares are issued on the basis of a share exchange ratio of one share of Avadel against one share of the Company and otherwise on the terms and conditions set out in the Agreement;

3.	Approves the transfer of all assets and liabilities of the Company and the valuation of the assets and liabilities to be transferred which provisionally amounts to EUR ______________;

4.	Decides that, in the event the final order made by the Irish High Court is not issued by 31 December 2016, at the latest, the above-mentioned Merger decision shall be deemed null and void.

Eighteenth Resolution:

Therefore, the extraordinary general meeting, voting under the quorum and majority conditions for extraordinary general meetings and as a consequence of the previous resolution, hereby:

Resolves to grant full powers to the Board of Directors, or any person that it will name to substitute to it, with the ability to act alone or jointly:

-	to negotiate, sign and amend any acts, statements and deeds which would be required in order to complete the Merger by way of absorption of the Company by Avadel;

-	to perform all the subsequent formalities and publication.

-	to draft and sign the declaration of compliance provided for in Article L. 236-6 of the French commercial code and, more generally, do all the necessary thereof.

Nineteenth Resolution:

Therefore, the extraordinary general meeting, voting under the quorum and majority conditions for extraordinary general meetings, subject to the satisfaction of the conditions precedents of the Merger Agreement, hereby:

Approves the Company’s automatic dissolution without going into liquidation following consummation of the Merger, on the Effective Date, the transfer of the Company’s activities to the French branch of Avadel and the assignment of all assets and liabilities of the Company to Avadel on such date.

Twentieth Resolution:

Therefore, the extraordinary general meeting, voting under the quorum and majority conditions for extraordinary general meetings, hereby:

Approves the reduction of capital of Avadel plc to allow the creation of distributable reserves of Avadel plc which are required under Irish law in order to allow Avadel plc to make distributions and to pay dividends and repurchase or redeem shares following completion of the Merger;

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Twenty-First Resolution:

Therefore, the extraordinary general meeting, voting under the quorum and majority conditions for extraordinary general meetings, after having heard a reading of the Board of Directors’ management report acknowledging that the share capital of the Company is fully paid up, and in accordance with the provisions of the French Commercial Code, in particular Article L.225-197-1 et seq. thereof, hereby:

1. Authorizes the Board of Directors to undertake, on one or more occasions, in the proportions and at the times it considers appropriate, the free allocation (i.e., award) of the Company’s shares, existing or to be issued, for the benefit of the employees, or certain categories of them, of the Company or of the companies or organizations affiliated with it under the conditions set forth in Article L.225-197-2, 1° of the French Commercial Code and corporate officers of the Company or organizations affiliated with it under the conditions set forth in Article L.225-197-1, II of the French Commercial Code (the “Group”) under the conditions set forth below;

2. Resolves that the total number of free shares that may be awarded under the 2016 Free Share Plan under this authorization shall not exceed seven hundred and fifty thousand (750,000) shares, excluding adjustment of this number in order to take account of the operations necessary for preserving the rights of the beneficiaries. In any event, the number of free shares that can be awarded by the Board by virtue of the present resolution cannot exceed ten percent (10%) of the registered capital existing on the day of the first award;

3. Resolves that the vesting of shares of the Company to the recipients of free share awards will be final after a vesting period of a minimum of one year; with the mandatory holding retention period of Company shares by beneficiaries to be set at a minimum of one year as of the date of the definitive award of shares, and for awarded shares for which the vesting period is set at two years, the mandatory minimum retention period of shares may be eliminated;

4. Resolves that, in the event of the incapacity of a beneficiary corresponding to the classification under Category 2 or 3 as set forth in Article L.341-4 of the French Social Security Code, the final vesting of shares awarded shall occur immediately, and no retention period will apply. In addition, that in the event of the death of the beneficiary of an award his or her heirs may request the final vesting of shares within six months of the said death;

5. Acknowledges that, in the event of an award of new free shares, this authorization will imply, as and when the award of such shares is finalized, a share capital increase by incorporating reserves, profits or share premiums for the beneficiaries of the said shares and the corresponding waiving of preferential subscription rights of the said shares by shareholders in favor of the beneficiaries of the said shares as well as rights to reserves, profits or premiums incorporated, in accordance with article L.225-197 paragraph 4 of the French Commercial code;

6. Authorizes the Board of Directors and grants it all necessary powers for the purpose of issuing a maximum of 750,000 shares pursuant to free share awards under the 2016 Free Share Plan, with such shares having a nominal value of EUR 0.12196, and accordingly, increasing the share capital in a maximum nominal amount of EUR 91,470; provided that such maximum nominal amount may be increased, if applicable, by the nominal amount of ordinary shares of the Company which may be issued to preserve, pursuant to applicable legislation and regulations and, where applicable, to contractual provisions allowing other adjustment cases, the rights of the beneficiaries of free shares so awarded;

7. Specifies, as necessary, that free share awards by the Board of Directors that expire without vesting for any reason, including the departure of the award recipients, may be re-awarded by the Board of Directors within the terms and conditions of this resolution; in particular, any such re-award may be undertaken only insofar as this authorization has not expired and in compliance with the global cap set forth by this resolution;

8. Grants the Board of Directors all powers within the limitations set forth above to implement this authorization, with the power to delegate or subdelegate as permitted by law, to implement this authorization, and specifically to:

(i) Determine the identity of the award recipients, who can be employees of the Company or of subsidiaries of the Company or other companies or organizations affiliated with the Company as provided under applicable law, or certain categories thereof of them as well as the number of shares allocated to each recipient;

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(ii) Determine and approve the general terms and conditions of free share awards, specifically the minimum vesting period and the minimum holding period and, where appropriate, the criteria for award of the shares (including condition of continued employment and performance criteria, if any) (the “2016 Free Share Plan”).

(iii) Take all necessary measures of information, and notably establish, and if necessary amend, the rules governing the 2016 Free Share Plan and ensure its delivery to each of the recipients of free shares;

(iv) If necessary, provide for the option to postpone the dates of the final award of free shares and, for the same period, the mandatory term for holding the free shares (such that the minimum holding period remains unchanged).

(v) Determine whether the free shares are to be newly-issued shares or existing shares.

(vi) Award free shares to the persons mentioned in paragraph 4 of Article L.225- 197-1,II of the French Commercial Code, and, with regard to the shares thus allocated, either (i) decide that the free shares awarded shall not be sold by the interested beneficiaries before they resign from their duties, or (ii) set the quantity of free shares awarded that they must hold as registered shares during their offices;

(vii) If necessary, adjust the number of free shares awarded needed to preserve the rights of recipients, based on potential operations on the Company’s share capital under the circumstances provided for in Article L. 225-181 of the French Commercial Code. It is specified that the shares allocated after such adjustments will be deemed to have been allocated on the same day as shares allocated initially; and

(viii) Determine the dates and terms of the awards, and generally undertake all necessary provisions and enter into any agreements to bring the awards considered to their proper conclusion, carry out the required acts and formalities for purposes of finalizing and duly reporting capital increases that may be made pursuant to the authorization granted in this resolution; make the corresponding modifications to the bylaws and undertake all formalities requested to register the shares under applicable securities laws and for listing on Nasdaq;

9. Decides that this authorization supersedes, as of today, all previous authorizations with respect to prior free share plans, and therefore any unused portion of the previous authorization granted to the Board of Directors by the Combined Ordinary and Extraordinary Shareholders’ Meeting of June 26, 2015 in its Eleventh (11th) Resolution;

10. Grants to the Board of Directors the power and authority to implement any other new legal provisions that may arise during the period of validity of this authorization, the application of which does not require an express decision of the General Meeting; and

11. Decides that this authorization is granted for a period of thirty-eight (38) months from the date of this Meeting.

Twenty-Second Resolution:

Therefore, the extraordinary general meeting, voting under the quorum and majority conditions for extraordinary general meetings, after having heard a reading of the Board of Directors’ management report acknowledging that the share capital of the Company is fully paid up, and in accordance, in particular, with the provisions of Article L.225-177 et seq. the French Commercial Code, hereby:

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1. Authorizes the Board of Directors to issue, on one or more occasions, in the proportions and at the times it considers appropriate, subscription or purchase stock options giving the right to subscribe for new shares of the Company to be issued in the form of a capital increase or to purchase existing shares of the Company resulting from a buyback of shares carried out by the Company in accordance with conditions defined by law, for the benefit of the employees of the Company or of the companies or organizations affiliated with it under the conditions set forth in Article L.225-180, 1° of the French Commercial Code and the corporate officers of the Company or organizations affiliated with it and that satisfy the conditions set forth in in Article L.225-185 paragraph 4 of the French Commercial Code, under the conditions set forth below.

2. Resolves that the total number of options that may be allocated under this authorization must not exceed one million five hundred thousand (1,500,000) options, excluding adjustment of this number in order to take account of the operations necessary for preserving the rights of the beneficiaries. In any event, the total number of options which may be awarded each year to all beneficiaries shall not give the right to purchase and/or subscribe for a number of shares greater than one third of the number of shares making up the current share capital on the day of the allocation.

3. Decides that each option shall entitle to the subscription of one (1) ordinary share of the Company with a nominal value of EUR 0.12196 and that the subscription price of each share under option will be valued by the Board of Directors based on the Company’s share price. This subscription price shall be equal to the closing trading price of a share, on the NASDAQ Global Market, on the trading days preceding the date of the Board of Directors’ decision relating to the issue of stock options, provided such trading price is no less than 80% of the average trading prices of the share on the NASDAQ Global Market, in the form of ADS, during the last twenty trading days preceding the date of such Board of Directors’ decision. In that case, the price of the share shall be equal to 80% of the average trading prices of the share on the NASDAQ, in the form of ADS, during the last twenty trading days preceding the date of such Board of Directors’ decision. The price of the shares, as determined by the Board of Directors, may not subsequently be modified during the option period, except otherwise provided by law or by statutes.

4. Decides that the options shall be exercised within a maximum ten-year term as from the date they were granted by the Board of Directors, the Board of Directors will have full authority to set a shorter period.

5. Specifies, as necessary, that the subscription or purchase stock options allocated by the Board of Directors that would normally void because, inter alia, the departure of the beneficiaries, may be re-allocated by the Board of directors within the terms and conditions of this resolution. In particular, this new allocation may be undertaken only insofar as this authorization has not expired and in compliance with the global cap lay down by this resolution. The subscription or acquisition price of the shares will be valued by the Board of Directors when allocating the new options, with respects to the terms and conditions of the present resolution.

6. Decides to authorize the Board of Directors and to grant it all powers in order to:

(i)	set the terms and conditions of grant of the options, freely determine the beneficiaries of such options, subject to the provisions of applicable laws and regulations, and, within such framework, if it considers it appropriate, set the obligation for each beneficiary to be an employee of the Company and/or of the companies referred to in Article L.225- 180-I of the French Commercial Code, and/or to be an officer of the Company within the meaning of Article L.225-185 paragraph 4 of the French Commercial Code, at the time of the exercise of the options;

(ii)	set, if it considers it appropriate, a period of untransferability of the subscribed shares, in accordance with the conditions provided by applicable laws and regulations,

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(iii)	set the subscription price of the shares to which the options thus granted give right, in accordance with the terms and conditions determined by the present resolution,

(iv)	set the exercise period(s) of the options thus granted, subject to the prohibitions and/or limitations provided by applicable laws and regulations and the by-laws in this regard, at the times that it will deem to be appropriate.

7. Authorizes the Board of Directors and grants it all powers for the purpose of issuing a maximum of 1,500,000 shares with a nominal value of EUR 0.12196, and accordingly, increasing the share capital in a maximum nominal amount of EUR 207,332.00, being specified that may be added to this global amount, as the case may be, the nominal amount of the of the ordinary shares of the Company which may be issued to preserve, pursuant to applicable legislation and regulations and, where applicable, to contractual provisions allowing other adjustment cases, the rights of the beneficiaries of stock options.

8. Acknowledges that, in accordance with Article L.225-178 paragraph 1 of the French Commercial Code, the authorization thus granted to the Board of Directors entails, for the benefit of options’ beneficiaries, express waiver, by the shareholders, of the preferential right to subscribe for the shares that will be issued subsequently to the exercise of options; the increase in the share capital resulting from the exercise of the options to subscribe for shares will be definitively completed by a mere declaration that the option is exercised accompanied by the subscription form and full payment, which may be made in cash or by offset of debts of the Company.

9. Decides, accordingly to authorize the Board and to grant it all powers in order to:

(i)	Determine if the options are subscription or purchase stock options.

(ii)	Set the general terms and conditions of the options, including conditions under which the options will be granted, such conditions may contain or not unavailability clauses and/or clauses prohibiting immediate resale of some or all of the shares, establish a list of beneficiaries of options, including the number of options granted to each of them, set the allocation date(s) in compliance with the legal provisions.

(iii)	Take all necessary measures of information, and notably establish, and if necessary amend, the rules governing the free shares’ allocation plan and ensure its delivery to each of the beneficiaries of free shares;

(iv)	Set the period of temporary suspension of the exercise of options in the event that financial transactions involving Company shareholders' equity

(v)	Receive the subscriptions and related payments,

(vi)	Deposit the funds in a bank account in accordance with the law,

(vii)	Acknowledge the number of shares issued as a consequence of the exercises of the options granted, in accordance with the provisions of Article L.225-178 paragraph 3 of the French Commercial Code, to amend the by-laws accordingly and, more generally,

(viii)	Take all necessary measures to protect the interests of the options beneficiaries, based on potential transactions impacting the Company’s share capital, in accordance with the legal provisions.

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(ix)	Undertake all necessary provisions and enter into any agreements to bring the allocations considered to their proper conclusion, carry out the required acts and formalities for purposes of finalizing and duly reporting capital increases that may be made pursuant to the authorization granted in this resolution; make the corresponding modifications to the bylaws and undertake all formalities requested to register the shares of the NASDAQ.

(x)	At its sole discretion and if it deems it appropriate, charge the costs of the capital increases against the premium arising thereon, and deduct from this premium the sums necessary to increase the legal reserve to one tenth of the new share capital after each capital increase.

10. Decides that this authorization supersedes, as of today, all previous authorizations having the same purpose, and therefore any unused portion of the previous authorization granted to the Board of Directors by the Combined Ordinary and Extraordinary Shareholders’ Meeting of June 24, 2014 in its Resolutions 13.

This authorization is granted for a period of thirty-eight (38) months from the date of this meeting.

Twenty-Third Resolution:

Therefore, the Meeting, voting under the quorum and majority requirements for extraordinary general meetings, after having heard a reading of the Board of Directors’ report and Statutory Auditor’s special report, acknowledging that the share capital of the Company is fully paid up, in accordance with the provisions of Articles L.225-138 and L.228-91 et seq. of the French Commercial Code, hereby:

1. Authorizes the Board to issue, on one or more occasions, in the proportion and at the time of its choice, a maximum of three hundred and fifty thousand, (350,000) stock warrants representing three hundred and fifty thousand (350,000) new ordinary shares, in the form of American Depositary Shares (ADS);

2. Grants the Board of Directors all necessary powers to determine the beneficiaries amongst the category defined by this resolution and the exact number of stock warrants to be issued, up to a limit of a nominal amount of EUR 42,700.

3. Decides to reserve the subscription of the stock warrants issued under this resolution and subsequently to cancel the preferential right of subscription attributed to the shareholders to the shares which could be issued upon exercise of such stock warrants for the benefit of the category of persons consisting of the Company’s directors who are neither officers nor Company employees, but including the Chairman of the Board of Directors;

4. Decides that the subscription price of each stock warrants will be valued by the Board of Directors at the time of warrants’ issue based on the Company’s share price. This subscription price shall be equal to, per one stock warrant, one tenth (1/10th) of the average market price of the share, in the form of ADS, on the NASDAQ, on the closing of the trades on the twenty (20) days preceding the decision of the Board to grant such stock warrants;

5. Decides that the subscription price of stock warrants must be fully paid up on the date of their subscription in cash or by off-set against outstanding liabilities owed by the Company to the subscriber, as provided by law and as determined by the Board. The subscription amount of these stock warrants, if any, will be registered in a special reserve account labeled “issue premium” which will carry rights for all shareholders;

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6. Decides that each stock warrant will give its holder, subject to the terms and conditions set forth hereafter and in the Board’s decision to grant the stock warrants, the right to subscribe to one (1) ordinary share of the Company, in the form of an ADS, for an exercise price which shall be valued by the Board of Directors based on the Company’s share price. This exercise price shall be equal to the closing trading price of a share, on the Nasdaq Global Market, on the trading days preceding the date of the Board of Directors’ meeting, provided that such price shall not be less than 80% of the average closing trading prices of the share on the NASDAQ Global Market, in the form of an ADS, during the last 20 trading days preceding the date of the decision of the Board of Directors to issue such warrant. In that case, the price of the share shall be equal to 80% of the average closing trading prices of the share on the NASDAQ, in the form of ADS, during the last 20 trading days preceding the date of such Board of Directors’ decision;

7. Decides that each warrant shall be exercised by its holder in accordance with the conditions set forth herein as well as thus defined by the Board’s decision with respects to the issue of the stock warrants. Each stock warrant will be exercised within four (4) years from the issuance date. The holders of each stock warrants may exercise such warrants provided such holder remains a Director of the Company on the day of such exercise; provided that the BSA holders will have the right to retain the possibility to exercise their BSA even if they are no longer a Director of the Company, provided they notify the Company within three (3) months of having left their position as a Director and in paying simultaneously to the Company an additional subscription price of EUR 0.01 per BSA. If an holder fails to exercise the warrant in whole or in part at the expiry of the above mentioned four-year period in compliance with the conditions set forth by the present resolution and the Board of Directors, the stock warrants and the attached right to subscribe will automatically be void and null and accordingly, cannot be re-allocated;

8. Decides that, upon issuance of the stock warrants, the Company shall be entitled to modify its form or its business purpose, modify the rules regarding the distribution of its profits, redeem its capital, create preferred shares resulting in such a change or redemption, subject to meeting the obligations of Article L.228-99 of the French Commercial Code;

9. Decides that, in the case of a capital reduction, whether or not motivated by losses, and conducted through either a decrease of the shares’ value of or a decrease of the shares’ number, the rights of the holders of the stock warrants will be decreased accordingly as if they had been exercised before the date on which the capital decrease has become final;

10. Acknowledges that, pursuant to the provisions of Article L.228-103 et seq. of the Commercial Code, the warrants holders will all be grouped together in order to defend their common interests, in an assembly (a “masse”) with a civil personality; and general warrants holders meetings will be convened to authorize any changes in the issuance terms and conditions and to decide on any decision regarding the conditions of subscription or allocation of the shares as set forth at the time issuance took place, with each warrant giving access to one voting right at such meetings, the conditions regarding the quorum and the majority to be those determined in the second and third paragraph of Article L.225-96 of the Commercial Code, and the expenses incurred in connection with such meetings, as well as, generally, any expenses in connection with the assembly (“masse”) to be borne by the Company;

11. Decides that the new shares issued to a warrants holder on exercise of the stock warrants will be subject to all the provisions of the bylaws of the Company and will carry distribution rights from the date of their issuance;

12. Authorizes the Board of Directors and grants it all powers for the purpose of issuing a maximum of 350,000 ordinary shares with a nominal value of EUR 0.12196, upon exercise of the stock warrants, and accordingly, increasing the share capital in a maximum nominal amount of EUR 42,700, without taking into account, as the case may be, any additional shares that may be issued to protect the interests of the warrants’ holders pursuant to the provisions of Article L.228-99 of the French Commercial Code;

13. Decides that the stock warrants will be issued on a registered form, will not be the object of an application for admission to trading on any market and will be not transferable;

14. Decides to grant the Board of Directors all necessary powers to implement this decision under the terms and conditions set forth in the present resolution and by law, and in particular:

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(i) Issue and determine the subscription price of the stock warrants;

(ii) Determine the beneficiaries amongst the category defined above;

(iii) Determine the exercise price of the shares to be issued upon exercise of the stock warrants in accordance with terms and conditions set by the present resolution, the dates, periods and conditions of exercise and final details of the issuance within the limits laid down by this general meeting of shareholders and to allocate the issue premium, as the case may be,

(iv) Take all necessary measures of information, and notably establish, and if necessary amend, the rules governing the stock warrants’ allocation plan and ensure its delivery to each of the beneficiaries of stock warrants;

(v) Close the subscription period early or extends its date, if required;

(vi) Gather the subscriptions to the stock warrants by the stock warrant’s holder(s) and payments in respect of the subscription for the aforementioned stock warrants;

(vii) Record the number of shares issued due to exercise of the stock warrants, to carry out the formalities resulting from the corresponding capital increases, to make the related modifications of the by-laws and to undertake all formalities requested to register the shares underlying the warrants for public sale and listing on Nasdaq;

(viii) Take any steps to ensure protection of the holder(s) of stock warrants in case of a financial operation concerning the Company, this pursuant to the legal and regulatory provisions in effect, and generally;

(ix) Take all steps and to carry out all formalities that are useful in connection with the present issuance;

(x) Decide a temporary suspension of the exercise of warrants during a maximum period of 3 months, in accordance with applicable law;

(xi) At its sole discretion and if it deems it appropriate, charge the costs of the capital increases against the premium arising thereon, and deduct from this premium the sums necessary to increase the legal reserve to one tenth of the new share capital after each capital increase; and

(xii) Issue a supplementary report individuating the final terms and conditions of the operation;

15. Decides that this authorization supersedes, as of today, all previous authorizations having the same purpose, and therefore any unused portion of the previous authorization granted to the Board of Directors by the Combined Ordinary and Extraordinary Shareholders’ Meeting of June 26, 2015 in its Twelfth (12th) and Thirteenth (13th) Resolutions.

16. Decides that this delegation is granted for a term of eighteen (18) months from the date of this Meeting.

Twenty-Fourth Resolution:

Therefore, the Meeting, voting under the quorum and majority requirements for extraordinary general meetings, after having heard a reading of the Board of Directors’ report and Statutory Auditor’s special report, acknowledging that the share capital of the Company is fully paid up, in accordance with the provisions of Articles L.225-129-6 and L.225-138-1 of the French Commercial Code and Article L.3332-18 et seq. of the French Labor Code, hereby

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1.	Authorizes the Board of Directors to carry out, on one or more occasions, on its own resolution, an increase of the share capital, through the issuance of shares reserved, directly or through an Employee Profit Sharing FCP (“Plan Epargne Entreprise”), to members of a company sponsored saving plan, as provided for in Article L.3332-1 et seq. Of the French Labor Code, for employees of the Company or its affiliates, as defined under Article L.225.180 of the French Commercial Code, who shall meet additional criteria to be defined by the Board, if any (the “Group Employees”);

2.	Decides to set at one percent (1%) of the share capital as of the date of this meeting, as the maximum number of shares that the Board may issue from the use of this authorization;

3.	Decides that the subscription price per share for the shares to be issued in accordance with this authorization shall be determined by the Board in accordance with Article L.3332-20 of the French Labor Code;

4.	Decides to grant the Board all powers necessary to implement this resolution in accordance with applicable laws and regulations, and subject to the limitations and conditions specified above;

5.	Acknowledges that, in the event the Board uses this authorization, it shall so inform the next ordinary general meeting of shareholders of the operations in accordance with applicable laws and regulations;

6.	Decides to not waive and/or cancel, to the benefit of those Group Employees (as defined above), the preferential subscription rights of the shareholders to the shares to be issued under the authorization to be granted hereby; and

7.	Specifies that this delegation and authorization is granted to the Board of Directors for a period of twenty-six (26) months from the date of this Meeting.

Twenty-Fifth Resolution:

Therefore, the extraordinary general meeting, voting under the quorum and majority conditions for extraordinary general meetings, hereby:

Grants a power of attorney to the bearer of an original, an extract or a copy hereof, in order to effect all publication, filing and other formalities required by law to give effect to the resolutions approved at the Meeting.

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ANNEX B

FLAMEL TECHNOLOGIES - December 31, 2015

FINANCIAL RESULTS OF LAST FIVE YEARS (In euros)

		12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015
a)	Share Capital	3,044,396	3,099,662	3,123,707	4,901,727	5,029,783
b)	Number of Ordinary Shares	24,962,250	25,415,400	25,612,550	40,191,264	41,241,254
c)	Number of Preference Shares
d)	Maximum number of shares to be issued by :
	- Bond Issue
	- Exercise of Stock Options and Warrants and issue of Free Shares	4,481,640	7,723,140	7,384,990	6,351,240	6,293,027
SHARE CAPITAL

a)	Revenues	22,503,580.78	17,183,940.00	22,145,947.00	80,731,185.00	19,666,552.00
b)	Income before taxes, depreciation and provisions	(7,856,268.36)	(14,124,502.34)	(3,804,496.47)	60,091,076.00	14,319,873.00
c)	Income Tax (Tax Credit)	(4,931,445.00)	(5,067,856.00)	(4,303,328.00)	7,045,175.00	(2,210,611.00)
d)	Employee's Profit-Sharing	940,459.00
e)	Income after taxes, profit sharing, depreciation and provisions	(6,647,651.00)	(12,315,766.04)	(117,738.65)	51,264,590.00	16,000,628.00
f)	Profit Distribution
ANNUAL OPERATIONS AND EARNINGS

a)	Income after tax and profit sharing and before depreciation and provisions	(0.12)	(0.36)	0.02	1.30	0.40
b)	Income after tax, profit-sharing, depreciation and provisions	(0.27)	(0.48)	0,00	1.28	0.39
c)	Dividend per share
EARNINGS PER SHARE

a)	Average number of employees	278	243	242	226	97
b)	Payroll Costs	11,817,905.34	12,037,122.88	10,796,957.78	10,107,395.00	5,414,031.00
c)	Social tax costs	5,398,852.98	5,400,517.43	4,983,511.01	5,140,115.00	2,567,803.00
PERSONNEL COSTS

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ANNEX C

AVADEL PHARMACEUTICALS LIMITED

The Acquiring Company

FLAMEL TECHNOLOGIES S.A.

The Acquired Company

COMMON DRAFT TERMS OF CROSS-BORDER MERGER

Dated 27 May 2016

COMMON DRAFT TERMS OF CROSS-BORDER MERGER

Dated 27 May 2016

ENTERED INTO BETWEEN

AVADEL PHARMACEUTICALS LIMITED, a private company limited by shares incorporated under and governed by the laws of Ireland with issued share capital of EUR 100, comprising 100 ordinary shares of EUR 1.00 each and registered office located at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland and registered under number 572535 in the Companies Registration Office,

Represented by Mr. Dhiren D’Silva, who is duly authorised for the purpose hereof by a decision made by Avadel’s board of directors on 25 April 2016.

Hereinafter the “Acquiring Company” or “Avadel”.

AND,

FLAMEL TECHNOLOGIES S.A., a French joint-stock company (société anonyme) with a share capital of EUR5,029,783 comprising 41,241,254 shares having a nominal value of EUR0.12196, all fully paid and registered office located at Parc Club du Moulin à Vent, 33, avenue du Dr Georges Levy, 69200 Vénissieux, France, registered with the Lyon Trade and Companies Register (RCS) under no. 379 001 530,

Represented by Mr. Michael S. Anderson, Directeur Général of Flamel, who is duly authorised for the purpose hereof by a decision made by Flamel’s Board of Directors on 12 May 2016.

Hereinafter the “Acquired Company” or “Flamel”.

Avadel and Flamel are hereinafter referred to, individually, as a “Party” and, collectively, as the “Parties”.

1.	DEFINITIONS

1.1.	In addition to the other terms and expressions expressly defined above and/or in the Preamble below or in certain clauses of this Merger Agreement, for the purposes of enforcing this Merger Agreement, the words and phrases listed below beginning with a capital letter shall have the following meaning:

“Acquired Company” means Flamel;

“Acquired Company Shares” means the number of shares of the Acquired Company immediately prior to completion of the Merger;

“Acquiring Company” means Avadel;

“Acquiring Company New Shares” means ordinary shares of the Acquiring Company to be issued to the shareholders of the Acquired Company on consummation of the Merger in accordance with the share exchange ratio for the Merger as described in Clause 6.1;

“ADS” means an American Depositary Share, which represents one ordinary share of Flamel; each ADS is issued pursuant to a program sponsored by the Acquired Company under which the Bank of New York Mellon is the “Depositary”;

“Avadel Legal Capital Changes” has the meaning given to it in Clause 2;

“Avadel Shareholder Equity-Linked Securities Issuance Authority” has the meaning given to it in Clause 8.1.4;

“Breaking Stick Holdings Warrants” has the meaning given to it Clause 8.1.3.c);

“Business Day” means any day (other than a Saturday or Sunday) on which banks are generally open for business in Paris and in Dublin;

“CGI” means the Code Général des Impôts, i.e., the French general tax code;

“Companies Act” means the Irish Companies Act 2014;

“CRO” means the Irish Companies Registration Office;

“Directive” means the Directive 2005/56/EC of the European Parliament and of the Council of 26 October 2005, on cross-border mergers of limited-liability companies;

“Directors Warrants” has the meaning given to it Clause 8.1.3.a);

“Domestic Merger” means the prior merger by acquisition of Avadel and FIHL under Chapter 3 of Part 9 of the Companies Act;

“Effective Date” means the date specified in the Final Order on which the consequences of the Merger as set out in regulation 19(1) of the Irish Regulations and article L. 236-31 of the French Regulations are to have effect; as stated in Clause 11, the parties contemplate that the Effective Date is to be December 31, 2016;

“Effective Time” has the meaning given to it Clause 11;

“Equity-Linked Securities” means, with respect to any company, securities conferring access to the share capital of such company in the form of stock options, unvested free shares, warrants or other rights to acquire ordinary shares (or the equivalent);

“FIHL” means FLAMEL IRISH HOLDINGS LTD, an Irish private company limited by shares incorporated under and governed by the laws of Ireland with issued share capital of EUR100 comprising 100 ordinary shares of EUR1.00 each, all fully paid, and registered office located at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15 and registered under number 542076 in the CRO;

“Final Order” means the order made by the Irish High Court under regulation 14 of the Irish Regulations pursuant to which the Irish High Court approves the completion of the Merger, confirms that the terms and conditions of the Merger are fair (both procedurally and substantively) to the Flamel shareholders, and fixes the Effective Date;

“Free Share Rights” has the meaning given to it in Clause 8.1;

“French Commercial Code” means the French Code de commerce;

“French Regulations” means the French law no 2008-649 dated 3 July 2008 and the French decree no 2009-11 dated 5 January 2009 which have implemented the Directive into French law under articles L.236-25 et seq. and R.236-13 et seq. of the French Commercial Code;

“Group” means the group of companies to which Flamel and Avadel belong as described prior to the Effective Date in the chart on page 1 of Appendix A;

“Independent Expert” has the meaning given to it in Clause 13;

“Irish Regulations” means the European Communities (Cross-Border Mergers) Regulations 2008 as amended by the European Communities (Mergers and Divisions of Companies) (Amendment) Regulations 2011;

“Merger” means the cross-border merger by acquisition (absorption under French regulations) of the Acquired Company by the Acquiring Company pursuant to the Irish Regulations and the French Regulations;

“Merger Agreement” means this common draft terms of the Merger;

“Merger Proxy Statement” means the proxy statement to be furnished to Flamel’s shareholders in connection with the meeting of Flamel shareholders at which such shareholders will be asked to consider the Merger;

“NASDAQ” means the Nasdaq Global Stock Market;

“Outstanding Stock Options” has the meaning given to it in Clause 8.1.2;

“Revised Constitution” means the constitution of Avadel to be in effect as of the Effective Date, substantially in the form of Appendix 15 hereto;

“Scientific Committee’s Stock Warrants” has the meaning given to it Clause 8.1.3.b);

“SEC” means the United States Securities and Exchange Commission;

“Share Exchange Ratio” means the share exchange ratio for the Merger as described in Clause 6.1;

“Share Issue” means the issue of the Acquiring Company New Shares; and

“Stock Warrants” means the Directors’ Stock Warrants, the Scientific Committee’s Stock Warrants and the Breaking Stick Holdings Stock Warrants.

1.2.	Interpretation

a.	Unless indicated otherwise in the Merger Agreement:

(i)	words in any given gender also imply the other gender;
(ii)	words in the singular also imply words in the plural, and vice versa;
(iii)	the expressions “to this Merger Agreement”, “in this Merger Agreement”, “hereto” or “herein”, and their derivative forms or similar expressions, relate to the Merger Agreement in its entirety.

b.	References to this Merger Agreement and other documents shall be deemed as including all written amendments and other written modifications made subsequently hereto.

c.	References to Clauses and Appendices shall be interpreted as references to the Clauses and Appendices of this Merger Agreement, unless indicated otherwise.

d.	The headings of the Clauses and Appendices of this Merger Agreement are for ease of reference only and are not intended to form part of or influence the meaning or interpretation of the Merger Agreement.

e.	Any term defined with reference to another document shall have the meaning prescribed to it in such other document, save to the extent it is inconsistent with this Merger Agreement, and any reference to another document shall be interpreted as meaning that document as it may be amended or replaced after the date of signature of this Merger Agreement.

2.	PREAMBLE

It has been proposed by the boards of directors of each of Flamel and Avadel that the Merger be effected.

The Parties have agreed to enter into this Merger Agreement to govern the proposed Merger pursuant to the French Regulations and the Irish Regulations.

This Merger Agreement comprises the common draft terms of the Merger which have been drawn up and adopted by the boards of directors of each of Flamel and Avadel for the purposes of article R.236-14 of the French Regulations and regulation 5 of the Irish Regulations.

The Parties have noted that:

-	French Regulations and the French Commercial Code provide for no procedure for compensating minority shareholders but provide that the shareholders decide, by a special resolution, on the possibility of implementing a compensation procedure for minority shareholders where this possibility is offered to shareholders of one of the companies involved in the cross-border merger through its applicable law;

-	Irish Regulations provide for a compensation procedure for minority shareholders but, in the absence of minority shareholder this procedure is inapplicable;

-	Consequently, the Parties have agreed that there is no need to have the shareholders rule upon a special resolution on the possibility of implementing procedures for compensating minority shareholders; as such procedure is not applicable to the Merger between Flamel and Avadel.

Prior to the date of this Merger Agreement, Avadel effected the Domestic Merger to acquire FIHL. As a result of the Domestic Merger, Avadel became a wholly owned subsidiary of Flamel.

Prior to the Effective Date, Avadel will (A) re-register as an Irish public limited company pursuant to Part 20 of the Companies Act, and (B) (i) adopt an authorised share capital of $5,500,000 comprising 500,000,000 ordinary shares of $0.01 each and 50,000,000 preferred shares of $0.01 each, plus EUR25,000 comprising 25,000 deferred ordinary shares of EUR1.00 each; (ii) issue 100 ordinary shares of $0.01 each to Flamel, (iii) acquire and cancel by surrender the existing 100 ordinary shares of EUR1.00 currently in issue; and (iv) issue 25,000 deferred ordinary shares of EUR1.00 each (the changes described in the foregoing items (A) and (B) are referred to hereinafter as the “Avadel Legal Capital Changes”).

3.	PARTIES: LEGAL FORM, CORPORATE NAME, REGISTERED OFFICE (article 5(a) of the Directive, article R.236-14 1° of the French Commercial Code and regulation 5(2) of the Irish Regulations)

3.1.	Acquiring Company

Avadel is a private company limited by shares incorporated under and governed by the laws of Ireland with issued share capital of EUR100 comprising 100 ordinary shares of EUR1.00 each, all fully paid and all owned directly by Flamel, and registered office located at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15 and registered under number 572535 in the CRO.

Avadel’s current fiscal year ends on 31 December and Avadel’s next fiscal year starts on 1 January.

Avadel’s shares are not listed on a regulated market and it has not previously offered financial securities to the public.

Save as otherwise set out in this Merger Agreement, Avadel has not created or issued any founder shares, bonds, non-voting preference shares, share options, free shares or other securities representing rights to acquire any of its share capital.

On the Effective Date, Avadel’s authorised share capital shall amount to $5,500,000 and EUR25,000.

3.2.	Acquired Company

Flamel is a French joint-stock company (société anonyme) with a share capital of EUR5,029,783 comprising 41,241,254 shares having a nominal value of EUR0.12196, all fully paid and registered office located at Parc Club du Moulin à Vent, 33, avenue du Dr Georges Levy, 69200 Vénissieux, France, registered with the Lyon Trade and Companies Register (RCS) under no. 379 001 530.

Flamel’s fiscal year runs from 1 January to 31 December.

In excess of ninety percent (90%) Flamel’s issued share capital is listed on the NASDAQ in the form of American Depositary Shares (ADSs), through the Bank of New York Mellon, Flamel’s depositary agent.

As defined in Appendix 3.2 and in Clause 8, as of the date of this Merger Agreement, there were outstanding Equity-Linked Securities of Flamel under which the holders thereof have rights to acquire an aggregate of 6,844,953 ordinary shares of Flamel (either directly or in the form of ADSs), which represents approximately 16.6% of the number of ordinary shares of Flamel issued and outstanding as of the date of this Merger Agreement; such Equity-Linked Securities have been granted to different categories of beneficiaries by Flamel’s Board of Directors pursuant to extraordinary meetings of Flamel shareholders and the ordinary shares underlying such Equity-Linked Securities are unissued as of the date of this Merger Agreement and so are not recorded in Flamel’s current issued share capital.

3.3.	Shareholding

The Acquiring Company and the Acquired Company are companies in the Group.

All of the Acquiring Company’s shares are currently held by the Acquired Company.

4.	REASONS FOR AND PURPOSE OF THE MERGER

The Group plans to merge Flamel and Avadel to restructure the economic and legal organisation of its business.

Following consummation of the Merger, Flamel will be dissolved without going into liquidation and the French operational activities will be performed through a French branch of Avadel. All assets and liabilities of Flamel will be assigned to Avadel.

The Group plans to effect the Merger for the following reasons:

-	To ensure compliance with SEC and NASDAQ listing requirements:

Prior to 1 January 2016, Flamel relied on a foreign private issuer exemption to certain NASDAQ and SEC requirements applicable to the registration of its ADSs for public sale in the U.S. and for listing on NASDAQ. However, upon becoming a “domestic issuer” for SEC reporting purposes on 1 January 2016, Flamel must now comply with these requirements. In certain cases, in particular with respect to corporate governance matters, these requirements are not fully consistent with principles of French law applicable to sociétés anonymes such as Flamel, which limit the ability of a board of directors of a French sociétés anonymes to delegate certain authority to committees and other persons in the manner contemplated by certain of such requirements. Therefore, to avoid any possible concerns in this regard about the continued and long-term compliance with these NASDAQ and SEC requirements, and therefore the continued and long-term listing of Flamel’s equity securities on NASDAQ so that its shareholders can continue to participate in a liquid market, Flamel has determined that it is desirable to change its nationality, from a French company to an Irish company.

-	Corporate governance issues:

The overall legal system applicable to companies incorporated under the laws of Ireland is more similar to the legal system of the United States than to the legal system of France. The Irish legal system which will apply to Avadel as a public company following consummation of the Merger, like the U.S. legal system, is a common law system rather than civil law system. Therefore, the Group’s management have determined that, if Flamel changes its nationality to Ireland, its shareholders (the majority of whom are U.S. persons) will be more likely to understand the new legal system (i.e., that of Ireland) that will govern the company in which they have invested as compared to the legal system of France.

Certain aspects of Flamel’s corporate governance procedures will provide Flamel’s management with increased flexibility in completing transactions that involve the issuing or redemption of Avadel’s ordinary shares.

-	Operational effectiveness:

In 2014, the Board of Directors of Flamel approved the sale of all of the Group’s intellectual property to Flamel Ireland Limited, Flamel’s wholly-owned operational subsidiary, which is now a 100% subsidiary of Avadel by virtue of the Domestic Merger. Given the attractive nature of the business environment in Ireland and given that the Group’s IP and related functions are located in Ireland, the Group’s management believes that this supports the Group’s business case to complete the Merger as it will allow for synergies within the Group and improve the efficiency of its management and supporting services. These centralised functions will help to unify the Group wide decision-making process, thereby helping to ensure its customers receive safe and effective products.

5.	TRANSFER OF ALL FLAMEL’S ASSETS AND LIABILITIES (article 2.2. of the Directive)

On the Effective Date, as specified in Clause 11, Flamel, on being dissolved without going into liquidation, will transfer all of its assets and liabilities to Avadel pursuant to article L.236-3 I of the French Commercial Code and regulation 19(1) of the Irish Regulations.

6.	EXCHANGE RATIO AND TERMS OF ACQUIRING COMPANY NEW SHARES (articles 5 (b), (c) and (e) of the Directive)

6.1.	Share exchange ratio

The Share Exchange Ratio agreed by each of the boards of directors of Flamel and Avadel corresponds to one Acquiring Company New Share for one Acquired Company Share.

The Share Exchange Ratio has been calculated based on the number of Acquired Company Shares in issue as of the date hereof.

The ordinary shares in Avadel that Flamel holds immediately prior to consummation of the Merger will vest in Avadel by operation of law and will be subsequently cancelled.

6.2.	No cash payment to Acquired Company shareholders

No cash payment shall be made by the Acquiring Company to the Acquired Company shareholders in respect of their Acquired Company Shares or the transfer of the Acquired Company’s assets and liabilities to the Acquiring Company pursuant to the Merger.

Article 11 of the Acquired Company’s bylaws states, among other things, that:

“Each time it is necessary to hold several shares to exercise any right, the isolated shares or shares in a number less than the one required number, shall give no right to their holders against the Company [i.e. Flamel]; the shareholders shall, in this case, be personally responsible for the gathering of the necessary number of shares.”

For avoidance of doubt, such Article 11 shall apply to any isolated shares to the extent relevant under applicable law.

6.3.	Valuations of the Acquiring Company and the Acquired Company used for the determination of the Share Exchange Ratio

The Share Exchange Ratio is based on the fair market value of the Acquiring Company and on the fair market value of the Acquired Company. In evaluating these components in the determination of the Share Exchange Ratio and in establishing the conditions of the Merger generally, as noted in Clause 9, the Acquiring Company and the Acquired Company used the Parties’ financial statements as of 31 December 2015 (in the case of the Acquired Company) and 29 February 2016 (in the case of the Acquiring Company). Accordingly, the Parties took into consideration that, as of 29 February 2016, Avadel had no retained profits or losses. Moreover, the Parties have also noted that (i) as of the date of this Agreement and as of the Effective Time, any and all assets and liabilities that may be owned or owed (as applicable) by Avadel will be indirectly the assets and liabilities of Flamel, because Avadel is a wholly owned subsidiary of Flamel, and (ii) in view of the economic reality described in the foregoing item (i), the beneficial interest of the shareholders of Avadel after the Merger in the assets and liabilities of Flamel and in the assets and liabilities of Avadel will not change as a result of the Merger.

6.4.	Terms relating to the allotment and issue of Acquiring Company New Shares

6.4.1.	On the Effective Date, the Acquiring Company shall allot and issue Acquiring Company New Shares credited as fully paid to the Acquired Company shareholders on the basis of the Share Exchange Ratio and otherwise on the terms and conditions set out in this Merger Agreement.

6.4.2.	The Acquiring Company New Shares will rank pari passu in all respects with all other Acquiring Company Shares in issue on the Effective Date, including, where the record date for determining entitlements is on or after the Effective Date, the right to all dividends and other distributions (if any) declared, made or paid by the Acquiring Company on the Acquiring Company Shares. No special rights or conditions will affect this entitlement of the Acquiring Company New Shares (or the holders thereof) in respect of dividends or distributions declared, made or paid on the ordinary share capital of the Acquiring Company where the record date for determining entitlement to such dividends or distributions is on or after the Effective Date.

6.4.3.	An application will be made to have the Acquiring Company New Shares admitted to trading on the NASDAQ as from the Effective Date.

6.5.	Increase in Avadel’s issued share capital

As a consequence of the Merger, Avadel will increase its issued share capital (which, immediately prior to the Merger, will consist, as a result of the Avadel Legal Capital Changes, of 100 ordinary shares of $0.01 each and 25,000 deferred ordinary shares of EUR1.00 each) by allotting and issuing the Acquiring Company New Shares. The Acquiring Company New Shares will be issued at a premium to their nominal value equal in aggregate to the difference between the net book value of the transferred assets and liabilities and the nominal value of the Acquiring Company New Shares at the Effective Date.

7.	SHARES OR OTHER SECURITIES IN THE ACQUIRED COMPANY TO WHICH SPECIAL RIGHTS OR RESTRICTIONS ATTACH

7.1.	All of the Acquired Company Shares rank pari passu with each other and accordingly:

(a)	no Acquired Company Shares, and no Acquired Company shareholder, is subject to special rights or restrictions; and

(b)	no measures are proposed under the Merger by which any Acquired Company Shares or any Acquired Company shareholder would be subject to any special rights or restrictions.

7.2.	Save as disclosed in Clause 8 with respect to the Outstanding Stock Options, Stock Warrants and Free Share Rights, the Acquired Company has not issued any equity securities or Equity-Linked Securities other than Acquired Company Shares and accordingly no measures are required or proposed under the Merger concerning holders of any such securities.

7.3.	No shares or securities will be issued by the Acquiring Company under the Merger other than the Acquiring Company New Shares. All of the Acquiring Company New Shares will rank pari passu with each other and no special rights or restrictions will apply to any of the Acquiring Company New Shares to be issued pursuant to the Merger.

8.	PROPOSAL IN RELATION TO OUTSTANDING STOCK OPTIONS, WARRANTS, FREE SHARE RIGHTS AND OTHER OUTSTANDING AUTHORITIES TO ISSUE SECURITIES

8.1.	Equity-Linked Securities

8.1.1.	Free Share Rights

Flamel has approved various free share plans (plans d’actions gratuites) pursuant to articles L 225-197-1 and seq. of the French Commercial Code, under which certain employees and corporate officers of Flamel and its subsidiaries were granted the right to be awarded shares for no consideration after the expiry of the relevant vesting period.

The shareholders of Flamel will be requested, at the next general meeting, to authorise the Board of Directors to grant up to 750,000 shares under the 2016 free share plan to employees and corporate officers of Flamel and its subsidiaries.

Appendix 3.2 details the outstanding rights to free allocation of shares under the existing free share plans, which correspond to the free shares that have not yet vested as at the date hereof together with the free shares to be granted under the Flamel 2016 free share plan (such outstanding rights being together referred to as the “Free Shares Rights”).

The Acquiring Company will be substituted for the Acquired Company with regard to its obligations towards the beneficiaries of Free Share Rights. The rights of the beneficiaries of the Free Share Rights to receive free shares of the Acquired Company will be converted into rights to receive ordinary shares of the Acquiring Company, on the same terms and conditions.

Considering the Share Exchange Ratio, the number of ordinary shares of the Acquiring Company to which each beneficiary will be entitled pursuant to a given allocation plan will correspond to the number of ordinary shares of the Acquired Company to which such beneficiary would have been entitled pursuant to the relevant plan.

8.1.2.	Stock Option Plans

Flamel has approved various stock option plans (plans d’options de souscription d’actions) pursuant to articles Articles L.225-177 et seq. of the French Commercial Code, under which certain employees and corporate officers of Flamel and its subsidiaries were granted the right to subscribe for new shares of Flamel to be issued in the form of a share capital increase or to purchase existing shares of Flamel resulting from a buyback of shares after the expiry of the relevant vesting period.

The shareholders of Flamel will be requested, at the next general meeting, to authorise the Board of Directors to grant stock options to purchase up to 1,500,000 shares under the Flamel 2016 stock option plan to employees and corporate officers of Flamel and its subsidiaries.

Appendix 3.2 details the outstanding stock options under the existing stock option plans, which correspond to the stock options that have not vested as at the date hereof (such outstanding stock options, together with the stock options to be granted under the Flamel 2016 stock option plan, are referred to as the “Outstanding Stock Options”).

The Outstanding Stock Options shall be converted into options to purchase ordinary shares of the Acquiring Company, on the same terms and conditions. Considering the Share Exchange Ratio:

•	the number of ordinary shares of the Acquiring Company to which each Outstanding Stock Option holder will be entitled to subscribe pursuant to a given stock option plan will correspond to the number of ordinary shares of the Acquired Company to which such holder would have been entitled to subscribe under the relevant plan;

•	the subscription price per ordinary share of the Acquiring Company will be equal to the subscription price per ordinary share of the Acquired Company.

8.1.3.	Stock Warrants

a.	Directors’ Stock Warrants (“BSA administrateurs”)

Flamel has granted stock warrants (bons de souscription d’actions) conferring the right after the expiry of the relevant vesting period to subscribe to newly issued ordinary shares of Flamel in the form of ADSs at a determined price (the exercise price) before the defined expiration date to some of its current and former directors.

The shareholders of Flamel will be requested, at the next general meeting, to authorise the Board of Directors to issue warrants to purchase up to 350,000 shares to non-employee directors of Flamel and its subsidiaries.

Appendix 3.2 details the outstanding directors stock warrants, which, together with the directors stock warrants to be issued pursuant to the next general meeting’s authorisation, are referred to as the “Directors’ Stock Warrants”).

The Directors’ Stock Warrants shall, on the Effective Date, be converted into warrants to purchase ordinary shares of the Acquiring Company, on the same terms and conditions. Considering the Share Exchange Ratio:

•	the number of ordinary shares of the Acquiring Company to which each Directors’ Stock Warrant holder will be entitled to subscribe pursuant to a given Directors’ Stock Warrant plan will correspond to the number of ordinary shares of the Acquired Company to which such bearer would have been entitled to subscribe under the relevant plan;

•	the subscription price per ordinary share of the Acquiring Company will be equal to the subscription price per ordinary share of the Acquired Company.

b.	Scientific Committee’s Stock Warrants

Flamel has granted stock warrants (bons de souscription d’actions) conferring the right after the expiry of the relevant vesting period to subscribe to newly issued ordinary shares of Flamel in the form of ADSs at a determined price (the exercise price) before the defined expiration date to some former members of its Scientific Committee, as detailed in Appendix 3.2 (the “Scientific Committee’s Stock Warrants”).

The Scientific Committee’s Stock Warrants shall, on the Effective Date, be converted into warrants to purchase ordinary shares of the Acquiring Company, on the same terms and conditions. Considering the Share Exchange Ratio:

•	the number of ordinary shares of the Acquiring Company to which each Scientific Committee’s Stock Warrant holder will be entitled to subscribe pursuant to a given Scientific Committee’s Stock Warrant plan will correspond to the number of ordinary shares of the Acquired Company to which such bearer would have been entitled to subscribe under the relevant plan;

•	the subscription price per ordinary share of the Acquiring Company will be equal to the subscription price per ordinary share of the Acquired Company.

c.	Breaking Stick Holdings (formerly known as Eclat Holdings) Warrants (Deerfield) (“BSA Eclat”)

Flamel has granted to Eclat Holding LLC stock warrants (bons de souscription d’actions) conferring the right to purchase from Flamel ADSs or restricted ADS, as the case may be, each representing an ordinary share at a determined price (the exercise price) before the defined expiration date, as detailed in Appendix 3.2 (the “Breaking Stick Holdings Warrants”).

The Breaking Stick Holdings Warrants shall, on the Effective Date, be converted into warrants to purchase ordinary shares of the Acquiring Company, on the same terms and conditions. Considering the Share Exchange Ratio:

•	the number of ordinary shares of the Acquiring Company to which each Breaking Stick Holdings Warrant holder will be entitled to subscribe pursuant to a given Breaking Stick Holdings Warrant plan will correspond to the number of shares of the Acquired Company to which such holder would have been entitled to subscribe under the relevant plan;

•	the subscription price per ordinary share of the Acquiring Company will be equal to the subscription price per share of the Acquired Company.

8.1.4.	Avadel authority

Prior to the Effective Date, Avadel shareholder authority will be sought to enable the issuance of its ordinary shares in respect of the outstanding Free Share Rights, the outstanding Stock Options, the outstanding Directors’ Stock Warrants, the Scientific Committee’s Stock Warrants and the Breaking Stick Holdings Warrants. Such Avadel shareholder authority is referred to as the “Avadel Shareholder Equity-Linked Securities Issuance Authority”.

8.2.	Other outstanding authorities to issue securities

The shareholders of Flamel authorised the Board of Directors:

a)	on 26 June 2015, to issue 350,000 stock warrants, for a 18 months period (i.e. expiring on 26 December 2016); this authorisation was partially utilised and remains valid for the issuance of up to four warrants as of the date hereof;

b)	on 26 June 2015, to issue 250,000 free shares, for a 38 months period (i.e. expiring on 26 August 2018) this authorisation has not been used as of the date hereof and is therefore still in force.

c)	the shareholders of Flamel authorised the Board of Directors, on 26 June 2015, to issue 2,000,000 new ordinary shares in the form of ADSs, for a 18 months period (i.e. expiring on 26 December 2016); this authorisation has not been used as of the date hereof and is therefore still in force.

All outstanding authorities as described in Clauses 8.2 are expected to be superseded and replaced by the authorities to be granted by the next general meeting expected to be held during the second half of 2016. Any new authorities that may thus be granted by the next general meeting shall be transferred to the Acquiring Company which shall enforce such authorities subject to its applicable laws and Revised Constitution.

9.	DATE OF THE PARTIES’ FINANCIAL STATEMENTS USED TO ESTABLISH THE CONDITIONS OF THE MERGER (article 5(l) of the Directive, article R.236-14 8° of the French Commercial Code and regulation 5(k) of the Irish Regulations)

The Parties’ financial statements used to establish the conditions of the Merger are:

-	in the case of the Acquired Company, the annual financial statements for the period ended 31 December 2015, which have been approved by Flamel’s Board of Directors and filed with the SEC on 15 March 2016; and;

-	in the case of the Acquiring Company, the unaudited interim accounts as at and for the period ended 29 February 2016.

10.	CONDITIONS PRECEDENT

The Merger shall not be completed unless each of the following conditions precedent shall have been satisfied:

‒	Flamel shall have submitted the Merger Proxy Statement to the Irish High Court;

‒	Avadel’s shareholder shall have approved the Merger and this Merger Agreement;

‒	Avadel’s shareholder shall have approved the Revised Constitution;

‒	Flamel’s shareholders shall have approved the Merger and the Merger Agreement;

‒	the clerk of the commercial court of Lyon shall have duly issued a legality certificate in respect of Flamel’s participation in the Merger after the Flamel shareholders approve the Merger;

‒	Avadel shall have advised the Irish High Court that, based on the Final Order, Avadel will rely upon the exemption from U.S. securities law registration available under Section 3(a)(10) under the U.S. Securities Act of 1933 and it will not register the Acquiring Company New Shares under that Act;

‒	by placing advertisements in the CRO gazette and the international editions of The Financial Times and The Wall Street Journal, and/or such other publications as the Irish High Court shall order, Flamel shall have given its shareholders prior notice of the hearing of the Irish High Court at which such Court will consider the Merger for purposes of approval thereof, and such notice shall state that the Flamel shareholders may attend the hearing and may have an opportunity to be heard at such hearing;

‒	the Irish High Court shall have issued the Final Order;

‒	Avadel shall have given full effect to the Avadel Legal Capital Changes;

‒	Avadel’s shareholder shall have granted the Avadel Shareholder Equity-Linked Securities Issuance Authority; and

‒	as contemplated by Clause 11, the persons who are the directors and officer of Flamel immediately prior to and at the Effective Time shall have been appointed, immediately prior to and at the Effective Time, as the only directors and officers, of Avadel.

11.	MERGER AND EFFECTIVE DATE (articles 5(f) and 12 of the Directive, article L.236-31° of the French Commercial Code and regulation 14(4) of the Irish Regulations)

The Parties contemplate that the Effective Date will be 31 December 2016, subject to any modification due to the approval of the Irish High Court and the satisfaction of the conditions precedent, as outlined in clause 10. The Parties expressly agree that from an accounting and tax perspective, the Merger shall take effect on the Effective Date.

The Merger will become effective at 11:59:59 pm Central European Time on the Effective Date (the “Effective Time”), unless the Parties otherwise agree, when the consequences of the Merger as set out in regulation 19 of the Irish Regulations and/or article L.236-31 of the French Regulations when the following consequences will take effect:

-	the assets and liabilities of Flamel will be transferred to Avadel;

-	Flamel will be dissolved without going into liquidation;

-	all legal proceedings pending by or against Flamel shall be continued with the substitution for Flamel of Avadel as a party;

-	the rights and obligations arising from the contracts of employment of Flamel employees will be transferred to Avadel;

-	every contract, agreement or instrument to which Flamel is a party shall, notwithstanding anything to the contrary contained in such contract, agreement or instrument, be construed and have effect as of:

o	Avadel had been a party thereto instead of Flamel;

o	for any reference (however worded and whether implied) to Flamel there be substituted a reference to Avadel; and,

o	any reference (however worded and whether implied) to the directors, officers, representatives or employees of Flamel, or any of them, were respectively, a reference to the directors, officers, representatives or employees of Avadel or to such directors, officers, representatives or employees of Avadel as Avadel nominates for that purpose or, in default of nomination, to the director, officer, representative or employee of Avadel who corresponds as nearly may be to the first-mentioned director, officer, representative or employee;

-	every contract, agreement, or instrument to which Flamel is a party becomes a contract, agreement or instrument between Avadel and the counterparty with the same rights, and subject to the same obligations, liabilities and incidents (including rights of set-off), as would have been applicable thereto if such contract, agreement or instrument had continued in force between Flamel and the counterparty, and any money due or owing (or payable) by or to Flamel under or by virtue of any such contract, agreement or instrument shall become due and owing (or payable) by or to Avadel instead of Flamel;

-	an offer or invitation to treat made to or by Flamel before the Effective Date shall be construed and have effect, respectively, as an offer or invitation to treat made to or by Avadel;

-	the shares in Avadel owned by Flamel immediately prior to the consummation of the Merger will be surrendered for nil consideration and cancelled; and

-	prior to the Effective Time, Flamel and Avadel shall jointly take all such action as may be necessary to cause the persons who are the directors and officer of Flamel immediately prior to the Effective Time, (a) to be appointed, immediately prior to and at the Effective Time, as the only directors and officers, respectively, of Avadel, and (b) to continue to be the only directors and officers, respectively, of Avadel from and immediately after the Effective Time, in each case until their respective successors shall thereafter have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the Revised Constitution (as it may be amended from time to time) and Irish law.

In any case, as of the Effective Date, from legal, accounting and tax standpoints, the Parties acknowledge that all the Acquired Company’s assets and liabilities will be acquired and assumed by the Acquiring Company. A diagram of the structure of the Group after the Effective Date is set forth in the chart on page 2 of Appendix A.

12.	SPECIFIC RIGHTS AND MEASURES (article 5(g) of the Directive, article R.236-14 5° of the French Commercial Code and regulation 5(2)(f) of the Irish Regulations)

In compliance with article R.236-14 5° of the French Commercial Code and regulation 5(2)(f) of the Irish Regulations, no special rights are granted to the Parties’ individual shareholders or holders of either securities other than shares or other rights that could be the object of special remuneration. In addition, no particular measures for such persons are either proposed or provided for.

13.	SPECIAL ADVANTAGES (articles 5(h) and 8 with reference to article 15 of the Directive)

In compliance with article R.236-14 6° of the French Commercial Code and regulation 5(2)(g) of the Irish Regulations, no special advantages were or are granted to the members of the administrative, management, supervisory or controlling bodies of the Parties on the occurrence of the Merger. In addition, no particular measures were either proposed or provided for with respect to said persons.

In accordance with the combined provisions of articles L. 236-25, L. 236-10 and L. 225-147 of the French Commercial Code and regulation 7 of the Irish Regulations, upon joint request of the Parties, EY has been appointed on 25 April 2016 as merger appraiser (the “Independent Expert”) for the purposes of preparing a report on the terms and conditions of the Merger.

Accordingly, no advantage is granted and no amount or benefit has been or will be paid or given to the Independent Expert except for its fees which amount to EUR 55,000.

14.	FORESEEABLE IMPACTS ON EMPLOYEES (article 5(d) of the Directive, article R.236-14 11° of the French Commercial Code and Part 3 of the Irish Regulations)

Flamel’s Works Council has been informed and consulted on the planned Merger on a meeting that took place on 29 February 2016, and rendered a positive opinion on 8 March 2016. The opinion of the Works Council is set out in Appendix 14.

14.1.	Employment contracts

Pursuant to article 14.4 of the Directive and the provisions of article L. 1224-1 of the French Labour Code all employment contracts binding Flamel will, at the Effective Date of the Merger, be transferred to the French branch of Avadel, including all the rights and obligations attached thereto and the French branch shall own all legal certificates issued by French authorities, required for the occupation of employees in France.

From a legal standpoint, the Merger has no effect on the individual status of Flamel’s employees; the employment contracts of Flamel’s employees will continue to exist on the basis of the agreed terms and conditions.

The employment contracts of Flamel’s employees will be automatically transferred to Avadel, which will become their new employer by operation of law. The employment relationship between Avadel and the transferred employees will continue to be governed by French law. The Merger shall not have any impact on the existing jobs of Flamel’s employees in France.

In the framework of this Merger, the seniority acquired by the employees within Flamel will be carried over to Avadel. Moreover, they will keep the rights and obligations of their employment contract, including their position, qualification and compensation.

Likewise, there will be no effect on working conditions for the French staff.

14.2.	Collective bargaining agreements

In accordance with its activity, Flamel currently applies the national collective bargaining agreement for chemicals industries (the “CBA”). This CBA will remain effective after the completion of the Merger for employees subject to French law.

The Merger will have no impact on the CBA, which will remain the same as the one currently in force, insofar as the employees will continue to carry on the same activity in France within the French branch.

As from the Effective Date, the CBA will therefore continue to apply, by operation of law, to the employees of Avadel’s French branch.

Avadel does not have a CBA with its employees.

14.3.	Collective company-wide agreements

Flamel currently applies a collective company-wide agreement the “Work-time adjustment & reduction (ARTT) agreement of 28 July 2000”.

As from the Effective Date, the collective company-wide agreement applicable to Flamel will be automatically called into question due to the Merger, meaning that said agreement shall remain in effect until the entry into force of an agreement replacing it or, failing which, for a maximum duration of 15 months. Where the agreement thus called into question has not been replaced by a new agreement within the period of 15 months, the employees shall keep the individual benefits they have acquired under the agreement, upon the expiration of said period..

Until the Effective Date, Flamel’s employees will continue to benefit from the provisions of the agreement currently in force for a period of up to 15 months.

14.4.	Customs, atypical agreements, and unilateral commitments aside from supplementary pension, health and benefits plans

Appendix 14.4 sets out the list of customs and unilateral commitments in force within Flamel as of the date hereof.

Flamel’s customs, atypical agreements and unilateral commitments do not fall within the scope of article L. 2261-14 of the French Labour Code.

Consequently, as from the Effective Date, they are transferred to Avadel by operation of law and are enforceable against Avadel. The customs, atypical agreements and unilateral commitments in force within Flamel are maintained for the French employees of Avadel’s French branch.

14.5.	Employee profit sharing and company saving plans

14.5.1.	Profit sharing

Flamel entered into an employee profit-sharing agreement dated 9 April 2015, effective as from 1 January 2015. The amount of the profit-sharing reserve is calculated according to the statutory formula.

As from the Effective Date, the profit sharing agreement shall continue to apply for the French employees of Avadel’s French branch.

14.5.2.	Company savings plans

Flamel set up a company savings plan (plan d’épargne d’entreprise or “PEE”) on 9 April 2015 and a collective pension savings plan (plan d’épargne pour la retraite collectif or “PERCO”) on 9 April 2015.

As from the Effective Date, these savings plans in favour of Flamel’s employees will continue to apply after the Merger insofar as Avadel will have neither a PEE nor a PERCO.

14.6.	Staff representative bodies and/or works councils

Avadel has no works council.

Flamel has the following staff representative bodies:

-	A Single Staff Delegation (“SSD”) elected on 9 July 2015 ;
-	An Occupational Health & Safety Committee.

As from the Effective Date, Avadel’s French branch will become an establishment distinct from the Acquiring Company within the meaning of the staff representation rules. Consequently, the Merger will not have any impact on the current structure of the staff representative bodies.

The staff representation after the Merger will therefore be as follows:

-	The offices of the staff delegates within the SSD will continue within Avadel’s French branch.

-	The offices of the works council members within the SSD will continue within Avadel’s French branch.

-	The offices of the appointed members of the Occupational Health & Safety Committee will continue within Avadel’s French branch.

However, as the Acquiring Company is not a French company, there will be Staff Delegation representatives within the Acquiring Company’s governing body.

14.7.	Supplementary pension, health and benefits schemes

Flamel put in place a health and benefits scheme with HUMANIS dated 22 December 1999, a benefits scheme with the insurer ALLIANZ dated 22 December 1997, and a CGRCG pension scheme with the insurer HUMANIS dated 3 October 1990.

As from the Effective Date, the effects of the supplementary pension, health and benefits schemes currently applying to Flamel’s employees shall continue and apply to the employees of Avadel’s French branch.

15.	ACQUIRING COMPANY’S ARTICLES OF ASSOCIATION (article 5(i) of the Directive, article R.236-14 9° of the French Commercial Code and regulation 5(2)(h) of the Irish Regulations)

On the Merger becoming effective, the Acquiring Company’s articles of association will be amended.

The Acquiring Company’s Revised Constitution which will be in place as of the Effective Time is attached hereto at Appendix 15.

16.	PROCEDURE REGARDING EMPLOYEES’ PARTICIPATION RIGHTS (article 5(j) of the Directive, article R.236-14 10° of the French Commercial Code, article L.2371-2 of the French Labour Code and Part 3 of the Irish Regulations)

According to article L.2371-2 of the French Labour Code, as there is no employee’s participation (i.e., employee representatives on the company management or supervisory board) in both Flamel and Avadel, a Special Negotiation Body, normally required to negotiate an agreement with the representatives on the means of employees’ involvement after the Merger, need not be implemented.

17.	INDICATIONS IN VIEW OF VALUING THE ASSETS AND LIABILITIES AND REPRESENTATIONS RELATING THERETO (article 5(k) of the Directive, article R.236-14 7° of the French Commercial Code and regulation 2(j) of the Irish Regulations)

17.1.	Representations with respect to the valuation of the assets and liabilities that are being transferred to Avadel

Avadel shall adopt and continue the book values of the assets and liabilities of Flamel as recorded in Flamel’s annual financial statements at the Effective Date.

Avadel shall allocate and record all the assets and liabilities transferred by Flamel in accordance with applicable accounting standards.

17.2.	Representations relating to the business (fonds de commerce)

The Acquired Company is the owner of its business having created it on 21 July 1990.

17.3.	Representations relating to the lease

The Acquired Company rents premises at Parc Club du Moulin à Vent, 33, avenue du Dr Georges Levy, 69200 Vénissieux (France) pursuant to commercial lease (“bail commercial”) agreements as follows:

-	Building 20 (2400m²) - commercial lease agreement dated 1 January 2016 and signed with SCI Paris Provinces Properties (433 741 188 RCS Paris). The annual rent is EUR145,000 excluding VAT and rental costs.

-	Building 30 (1188m²) - commercial lease agreement dated 16 April 2004, renewed as of 1 April 2013 and signed with SCI Parc du Moulin à Vent (795 175 330 RCS Paris). The annual rent is EUR133,674.76 excluding VAT and rental costs.

-	Building 32 (1188m²) - commercial lease agreement dated December 1, 2006, renewed as of 1 April 2016 and signed with SCI Parc du Moulin à Vent (795 175 330 RCS Paris). The annual rent is EUR151,675.60 excluding VAT and rental costs.

-	Building 54 (636m²) - commercial lease agreement dated 29 March 2004 and signed with SCI Parc du Moulin à Vent (795 175 330 RCS Paris). The annual rent is EUR69,249.72 excluding VAT and rental costs.

The Acquired Company operates its business and has its registered office at the premises rented through the commercial lease agreements.

The Acquiring Company declares that it will have registered its French branch with the clerk of the competent French commercial court prior to the Effective Date. Consequently, at the Effective Date, the commercial lease agreement shall be automatically transferred to the Acquiring Company and it shall operate the business of its French branch at such address and have its French branch’s registered office at such address.

17.4.	Representations relating to intellectual property rights

The Acquired Company owns no intellectual property rights.

17.5.	Representations relating to cases of litigation

As a result of the Merger, both pending cases of litigation and possible future cases of litigation involving Flamel will be transferred to Avadel.

There are no current proceedings or litigation involving Flamel;

18.	REPRESENTATIONS AND PROVISIONS AS REGARDS THE INTERIM PERIOD

Since 1 January 2016, no material events, other than those publicly disclosed by Flamel, have occurred.

19.	TAX REGIME

19.1.	Registration duties in France

The Merger, involving a French legal entity that is liable to corporate income tax and an Irish limited company will automatically benefit from the provisions of article 816 of the CGI. The cost of registration is EUR 500.

19.2.	Value Added Tax (hereinafter referred to as “VAT”) and Irish registration duties

Pursuant to the provisions of article 257 bis of the French tax code, the Acquiring Company is deemed to continue the Acquired Company’s legal personality and will henceforth be subrogated in the Acquired Company’s rights and obligations.

The Acquired Company will transfer to the Acquiring Company any and all of its VAT credits at the Effective Date.

Moreover, the legal representative of the Acquiring Company undertakes that the Acquiring Company will make any VAT recaptures which would have been made by the Acquired Company if it had continued to perform its activity.

Finally, in accordance with article 257 bis of the French tax code, the supply of goods and services undertaken within the framework of the Merger are not subject to VAT.

To this end, pursuant to the French administrative guidelines published under the reference BOFIP, BOI-TVA-DECLA-20-30-20, section n°20 dated 12 September 2012, the representative of the Acquiring Company and the Acquired Company hereby undertake to ensure that both companies mention on the line “Other non-taxable transactions” (“Autres opérations non-imposables”) of their respective VAT return filed for the period encompassing the Effective Date, the total amount, VAT excluded, related to the transfer.

19.3.	Corporate income tax

The Parties’ intention is for the Merger to benefit from the exemption from corporate income tax as provided for in article 210 A of the French tax code.

Subject to the condition that a tax ruling is granted by the French tax authorities in accordance with article 210 C of the French tax code allowing to apply the tax regime provided under article 210 A of that code,, and unless provided otherwise under the terms of such ruling, the Parties undertake the following:

•	The Acquiring Company expressly undertakes to respect the following commitments, through its French permanent establishment and for the Assets and Liabilities received from the Acquired Company:

o	To take over in its liabilities the provisions of the Acquired Company which were subject to deferred taxation and which do not become without purpose because of the Merger;

o	To replace the Acquired Company for the reinstatement of the results which taxation has been deferred to the latter;

o	To calculate the capital gains arising subsequently upon the sale of non-depreciable fixed assets contributed to it on the basis of the value which such assets had, from a tax standpoint, in the books of the Acquired Company;

o	To reinstate in its taxable profits the capital gains possibly generated on the depreciable assets transferred, according to the terms and conditions of paragraph 3 of article 210 A of the French tax code;

o	To include in its balance sheet the items other than fixed assets for the value they had, from a tax standpoint, in the books of the Acquired Company. Failing this, it will include in its income for the fiscal year of the Merger, the profit corresponding to the difference between the new value of such items and the value they had, from a tax standpoint, in the books of the Acquired Company;

o	To respect any commitments taken by the Acquired Company for tax purposes upon prior transactions.

•	Considering that the Merger is performed on the basis of the net book value, the Acquiring Company also undertakes to respect the following commitments, through its French permanent establishment and under the conditions abovementioned:

o	To take over in the balance sheet of its French permanent establishment, for the fixed assets, the accounting records of the Acquired Company, making a breakdown between their initial value, the depreciation charges and the provisions for impairment;

o	To continue to calculate the depreciation charges on the basis of the initial value of the assets in question in the books of the Acquired company;

o	To reinstate the depreciation for tax purposes in the same conditions as would have done the Acquired Company.

•	The Acquiring Company undertakes to respect, through its French permanent establishment and under the conditions abovementioned, the commitments provided for by article 54 septies of the French tax code, and in particular:

o	To attach to its annual corporate income tax return, a statement complying with the model provided by the French tax authorities and outlining for each transferred type of items, the information required to calculate the taxable result upon subsequent sale of the transferred elements. This statement will be also attached to the French corporate income tax return of cessation of activity of the Acquired Company;

o	To hold at the French tax authorities disposition a register of capital gains on non-depreciable fixed assets subject to a tax deferral, outlining the date of the Merger, the nature of the transferred assets, their original book value, their tax value for the calculation of capital gains and their transfer value.

•	Finally, the Acquiring Company shall file on behalf of the Acquired Company with the French tax authorities, within forty five days of completion of the Merger, a copy of the declaration of discontinuance of its activity in France, and within sixty days of completion of the Merger, a corporate income tax return for the current fiscal year.

19.4.	U.S. Federal Income Tax Considerations.

Each of Flamel and Avadel intend (i) for U.S. federal income tax purposes, that the Merger qualifies as a “reorganization” described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) that this Merger Agreement constitute a “plan of reorganization” within the meaning of Section 1.368-2(g) of the regulations promulgated under the Code; and (iii) that Flamel and Avadel will each be a “party to the reorganization” within the meaning of Section 368(a) of the Code.

20.	MISCELLANEOUS/FINAL PROVISIONS

20.1.	Jurisdiction

The competent jurisdiction for any and all disputes resulting from this Merger or in connection therewith will be the Irish High Court.

20.2.	Severability

If certain provisions of this Merger Agreement were to either be or become partially or fully invalid or inapplicable or if the Merger Agreement were to be incomplete, that would not infringe on the validity of the other provisions.

The Parties undertake to replace the invalid or inapplicable provision or complete the agreement with an appropriate provision that, insofar as legally acceptable, is the closest to what the Parties wanted or would have wanted according to the meaning and the purpose of the Merger Agreement if they had taken the point in question into account.

20.3.	Appendices

The appendixes referred to herein form an integral part of the Merger Agreement. The followings are the appendixes to the Merger Agreement:

Appendix A	Group Structure Chart prior to consummation of the Merger

Appendix 3.2	Flamel Technologies S.A. ordinary shares outstanding and ordinary shares issuable pursuant to Equity-Linked Securities (as of the date of signing the Common Draft Terms of the Merger);

Appendix 6.3	Methods used to determine the Share Exchange Ratio (including the valuation methods used for the evaluation of the assets and liabilities of the Acquired Company and of the Acquiring Company)

Appendix 14	Flamel’s Works Council opinion

Appendix 14.4	List of customs and unilateral commitments in force within Flamel as of the date hereof

Appendix 15	Revised Constitution of Avadel

[The signature page follows]

At Dublin, Ireland,

On the Twenty-Seventh (27) day of May 2016

Seven (7) original copies.

/s/ Dhiren D’Silva AVADEL PHARMACEUTICALS LIMITED Represented by Mr. Dhiren D’Silva, Duly empowered	/s/ Michael S. Anderson FLAMEL TECHNOLOGIES S.A. Represented by Mr. Michael S. Anderson, Directeur Général

Appendix A	[Page 1]

Group Structure Chart prior to the Consummation of the Merger

*Entities in the Scope of the Merger

   All subsidiary companies are owned 100%

**Flamel US Holdings, Inc may become a subsidiary of Avadel Pharmaceuticals Limited prior to the consummation of the Merger.

Appendix A	[Page 2]

Group Structure Chart after the Consummation of the Merger

* Irish corporate law requires that the share capital of a plc must be at least EUR25,000.  Thus, in order to re-register as a plc, Avadel will issue 25,000 “deferred shares” each having a EUR1.00 nominal value.  These deferred share will be non-voting and will have no economic value, because they will not participate in distributions from Avadel until each other share receives distributions of EUR100,000,000.

Appendix 3.2

Flamel Technologies S.A.

Ordinary Shares Outstanding and

Ordinary Shares Issuable Pursuant to Equity-Linked Securities

(As of the date of signing the Common Draft Terms of the Merger)

Shares / Security	Issuance date	Beneficiary	Number	Nb subject to holding period / expiry date	Outstanding authorities in force on the date hereof
Ordinary shares outstanding	N/A	N/A	41,241,254	N/A	N/A

2012 Free Shares (unvested – 6 beneficiaries – all US employees)	10 December 2016	6 beneficiaries – US employees	24,500 unvested	150,600 / 12 December 2016	N/A

2013 Free Shares (unvested – 5 beneficiaries)	12 December 2017	5 beneficiaries – US employees	23,000 unvested	151,250 / 31 December 2017	N/A

2014 Free Shares (unvested – 65 beneficiaries)	11 December 2016 11 December 2018 11 December 2018	54 beneficiaries – FR employees 8 beneficiaries – US employees 1 beneficiary – IR employees	141,550 unvested (will be vested on 12 December 2016) 36,500 unvested 1,500 unvested	141,550 / 12 December 2018	N/A

2015 Free Shares	N/A	N/A	N/A	N/A	The authorisation granted to the Board of Directors on 26 June 2015 (expiring on 26 August 2018), still allows the Board of Directors to issue 250,000 free shares

2016 Free shares (non-allocated)	2016 EGM	59 beneficiaries – FR employees 15 beneficiaries – US employees 6 beneficiaries – IR employees	89,500 non-allocated 152,000 non-allocated 6,700 non-allocated	N/A	Authorisation to be granted at the 2016 EGM

Shares / Security	Issuance date	Beneficiary	Number	Nb subject to holding period / expiry date	Outstanding authorities in force on the date hereof

Stock Options (outstanding shares, 45 beneficiaries - including grants made in December 2015 and early 2016)	Since 2006	45 beneficiaries	2,401,726	N/A	N/A

Directors’ Stock Warrants (“BSA administrateurs”)	26 June 2015	Mr. Stapleton, Mr. Cerutti, Mr. Fildes, Mr. Navarre and Mr. Van Assche	647,527	N/A	N/A

Scientific committee’s Stock Warrants	12 August 2013	Mr. Couvreur and Mr. Trepo	20,000	N/A	N/A

Breaking Stick Holdings (formerly known as Eclat Holdings) Warrants (Deerfield) (“BSA Eclat”)	13 March 2012	ECLAT HOLDING LLC	3,300,000	N/A	N/A

Stock warrants	N/A	N/A	N/A	N/A	The authorisation granted to the Board of Directors on 26 June 2015 (expiring on 26 December 2016) still allows the Board of Directors to issue 4 stock warrants

Total of Shares Issuable pursuant to Equity-Linked Securities:	6,844,953			N/A	N/A

Appendix 14

Opinion of the Works Council
Information – Consultation on the planned merger of
FLAMEL TECHNOLOGIES SA into an Irish company and
possible future spin-off of the French business

The documents necessary for this consultation were communicated to the Works Council members by email on 17 February 2016. The staff representatives of the Works Council provided a list of questions to management on 24 February 2016. Management made a presentation on this project and addressed the questions of the staff representatives at an extraordinary meeting held on 29 February 2016.

This opinion will be remitted to management within the legal period of one (1) month of the date of the remittance of the documents, before 17 March 2016.

Staff Representatives’ opinion and recommendations

The staff representatives understand the benefits of this operation for the Company. The goals pursued are rational and enable to legally formalise a reorganisation begun several months ago.

However, many employees expressed their concern about this project and, more generally, about the future of the French R&D site. The French staff is very proud to work for a French company and this change of head office impacts on their morale. Since the transfer of IP, they feel they could no longer be able to reap the full benefit from their work, which is exacerbated by this operation (profit-sharing). They fear that, in the end, R&D activities and/or support functions be outsourced. They feel a mismatch between the speech held by the management (keeping corporate headquarter in France) and the tangible actions taken (UNITY project put on hold, move of Building n°54, transfer of Corporate headquarter, etc.). Therefore, the French staff is waiting for a strong signal, such as restarting the UNITY project.

Unanimously, the staff representatives issue a positive opinion on the planned merger of FLAMEL SA into an Irish Company, but they still wish to make the following reservations:

a.        Employment. The staff representatives asked for guarantees in terms of employment safeguarding at the French site, as regards both R&D and support services. At the meeting held on 29 February, management assured the staff representatives that this restructuring operation wouldn't have any impact on the existing jobs.

b.        Profit-sharing – Incentive plan. The staff representatives requested that an « extraordinary bonus » in the form of free shares be implemented in the event of the success of some Corporate projects (e.g., application for marketing authorisations). This bonus should be homogeneously distributed within the Group's staff.

c.         Spin-off of the French activity – In that scenario, a second consultation shall be organised.

For the Works Council,

/s/ Lucie Roumanet
Lucie Roumanet, Secretary
Date: 8 March 2016

Appendix 14.4

List of customs and unilateral commitments in force within Flamel as of the date hereof

-	Internal rules and regulations of 28 April 2015

-	IT Charger of 15 March 2006

-	Travel Policy (April 2014)

-	Vénissieux personnel handbook (October 2013)

-	Performance Bonus (October 2013)

-	Inventors remuneration policy of 1 January 2016

-	“Journée Flamel”

-	2 bridging days offered by Management (a “bridging day” is a day off between a public holiday and a weekend)

-	13th salary

-	Restaurant Tickets

-	School internship stipends

-	Classification grid – Flamel skills

-	“Project Management” function classification grid

Appendix 15

Revised Constitution of Avadel

[The Revised Constitution of Avadel plc is set forth as Annex D to this proxy statement.]

ANNEX D

Companies Act 2014

A PUBLIC COMPANY LIMITED BY SHARES

CONSTITUTION

of

AVADEL PHARMACEUTICALS PUBLIC LIMITED COMPANY

Incorporated on 1 December 2015

D-1

Cert. No.: 572535

Companies Act 2014

A PUBLIC COMPANY LIMITED BY SHARES

CONSTITUTION

of

AVADEL PHARMACEUTICALS PUBLIC LIMITED COMPANY

MEMORANDUM OF ASSOCIATION

(As adopted by special resolution on              2016)

1.	The name of the Company is Avadel Pharmaceuticals public limited company.

2.	The Company is to be a public limited company for the purposes of Part 17 of the Companies Act 2014.

3.	The objects for which the Company is established are:

3.1

(a)	To carry on the business of a pharmaceuticals company, and to research, develop, design, manufacture, produce, supply, buy, sell, distribute, import, export, provide, promote and otherwise deal in pharmaceuticals, active pharmaceutical ingredients and dosage pharmaceuticals and other devices or products of a pharmaceutical or healthcare character and to hold intellectual property rights and to do all things usually dealt in by persons carrying on the above mentioned businesses or any of them or likely to be required in connection with any of the said businesses.

(b)	To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

3.2	To acquire shares, stocks, debentures, debenture stock, bonds, obligations and securities by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

D-2

3.3	To facilitate and encourage the creation, issue or conversion of and to offer for public subscription debentures, debenture stocks, bonds, obligations, shares, stocks, and securities and to act as trustees in connection with any such securities and to take part in the conversion of business concerns and undertakings into companies.

3.4	To purchase or by any other means acquire any freehold, leasehold or other property and in particular lands, tenements and hereditaments of any tenure, whether subject or not to any charges or encumbrances, for any estate or interest whatever, and any rights, privileges or easements over or in respect of any property, and any buildings, factories, mills, works, wharves, roads, machinery, engines, plant, live and dead stock, barges, vessels or things, and any real or personal property or rights whatsoever which may be necessary for, or may conveniently be used with, or may enhance the value or property of the Company, and to hold or to sell, let, alienate, mortgage, charge or otherwise deal with all or any such freehold, leasehold, or other property, lands, tenements or hereditaments, rights, privileges or easements.

3.5	To sell or otherwise dispose of any of the property or investments of the Company.

3.6	To establish and contribute to any scheme for the purchase of shares in the Company to be held for the benefit of the Company’s employees and to lend or otherwise provide money to such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

3.7	To grant, convey, transfer or otherwise dispose of any property or asset of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof and whether by way of gift or otherwise as the Directors shall deem fit and to grant any fee, farm grant or lease or to enter into any agreement for letting or hire of any such property or asset for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Directors shall deem appropriate.

3.8	To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for limiting competition or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.

3.9	To apply for, register, purchase, lease, hold, use, control, licence or otherwise acquire any patents, brevets d’invention, copyrights, trademarks, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other information as to any invention which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property, rights or information so acquired.

3.10	To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly to benefit this Company.

D-3

3.11	To invest and deal with the moneys of the Company not immediately required upon such securities and in such manner as may from time to time be determined.

3.12	To lend money to and guarantee the performance of the contracts or obligations of any company, firm or person, and the repayment of the capital and principal of, and dividends, interest or premiums payable on, any stock, shares and securities of any company, whether having objects similar to those of this Company or not, and to give all kinds of indemnities.

3.13	To engage in currency exchange and interest rate transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange or interest rate hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other exposure or for any other purpose.

3.14	To guarantee, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined by the Companies Act 2014 or a subsidiary as therein defined of any such holding company or otherwise associated with the Company in business.

3.15	To borrow or secure the payment of money in such manner as the Company shall think fit, and in particular by the issue of debentures, debenture stocks, bonds, obligations and securities of all kinds, either perpetual or terminable and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing by trust deed, mortgage, charge, or lien upon the whole or any part of the Company’s property or assets (whether present or future) including its uncalled capital, and also by a similar trust deed, mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

3.16	To draw, make, accept, endorse, discount, execute, negotiate and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

3.17	To subscribe for, take, purchase or otherwise acquire and hold shares or other interests in, or securities of any other company having objects altogether or in part similar to those of this Company, or carrying on any business capable of being conducted so as directly or indirectly to benefit this Company.

3.18	To hold in trust as trustees or as nominees and to deal with, manage and turn to account, any real or personal property of any kind, and in particular shares, stocks, debentures, securities, policies, book debts, claims and chases in actions, lands, buildings, hereditaments, business concerns and undertakings, mortgages, charges, annuities, patents, licences, and any interest in real or personal property, and any claims against such property or against any person or company.

D-4

3.19	To constitute any trusts with a view to the issue of preferred and deferred or other special stocks or securities based on or representing any shares, stocks and other assets specifically appropriated for the purpose of any such trust and to settle and regulate and if thought fit to undertake and execute any such trusts and to issue, dispose of or hold any such preferred, deferred or other special stocks or securities.

3.20	To give any guarantee in relation to the payment of any debentures, debenture stock, bonds, obligations or securities and to guarantee the payment of interest thereon or of dividends on any stocks or shares of any company.

3.21	To construct, erect and maintain buildings, houses, flats, shops and all other works, erections, and things of any description whatsoever either upon the lands acquired by the Company or upon other lands and to hold, retain as investments or to sell, let, alienate, mortgage, charge or deal with all or any of the same and generally to alter, develop and improve the lands and other property of the Company.

3.22	To provide for the welfare of persons in the employment of or holding office under or formerly in the employment of or holding office under the Company including Directors and ex-Directors of the Company or any of its subsidiary or associated companies and the spouses, civil partners, widows, widowers, families, dependants or connections of such persons by grants of money, pensions or other payments and by forming and contributing to pension, provident or benefit funds or profit sharing or co-partnership schemes for the benefit of such persons and to form, subscribe to or otherwise aid charitable, benevolent, religious, scientific, national or other institutions, exhibitions or objects which shall have any moral or other claims to support or aid by the Company by reason of the locality of its operation or otherwise.

3.23	To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

3.24	To enter into and carry into effect any arrangement for joint working in business or for sharing of profits or for amalgamation with any other company or association or any partnership or person carrying on any business within the objects of the Company.

3.25	To distribute in specie or otherwise as may be resolved, any assets of the Company among its members and in particular the shares, debentures or other securities of any other company belonging to this Company or of which this Company may have the power of disposing.

3.26	To vest any real or personal property, rights or interest acquired or belonging to the Company in any person or company on behalf of or for the benefit of the Company, and with or without any declared trust in favour of the Company.

3.27	To transact or carry on any business which may seem to be capable of being conveniently carried on in connection with any of these objects or calculated directly or indirectly to enhance the value of or facilitate the realisation of or render profitable any of the Company’s property or rights.

D-5

3.28	To accept stock or shares in or debentures, mortgages or securities of any other company in payment or part payment for any services rendered or for any sale made to or debt owing from any such company, whether such shares shall be wholly or partly paid up.

3.29	To pay all costs, charges and expenses incurred or sustained in or about the promotion and establishment of the Company or which the Company shall consider to be preliminary thereto and to issue shares as fully or in part paid up, and to pay out of the funds of the Company all brokerage and charges incidental thereto.

3.30	To procure the Company to be registered or recognised in any part of the world.

3.31	To do all or any of the matters hereby authorised in any part of the world or in conjunction with or as trustee or agent for any other company or person or by or through any factors, trustees or agents.

3.32	To make gifts, pay gratuities or grant bonuses to current and former Directors (including substitute directors), officers or employees of the Company or to make gifts or pay gratuities to any person on their behalf or to charitable organisations, trusts or other bodies corporate nominated by any such person.

3.33	To do all such other things that the Company may consider incidental or conducive to the attainment of the above objects or as are usually carried on in connection therewith.

3.34	To carry on any business which the Company may lawfully engage in and to do all such things incidental or conducive to the business or activity of the Company.

3.35	To make or receive gifts by way of capital contribution or otherwise.

The objects set forth in any sub-clause of this clause shall be regarded as independent objects and shall not, except where the context expressly so requires, be in any way limited or restricted by reference to or inference from the terms of any other sub-clause, or by the name of the Company. None of such sub-clauses or the objects therein specified or the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects mentioned in the first sub-clause of this clause, but the Company shall have full power to exercise all or any of the powers conferred by any part of this clause in any part of the world notwithstanding that the business, property or acts proposed to be transacted, acquired or performed do not fall within the objects of the first sub-clause of this clause.

NOTE:	It is hereby declared that the word “company” in this clause, except where used in reference to this Company shall be deemed to include any partnership or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and the intention is that the objects specified in each paragraph of this clause shall except where otherwise expressed in such paragraph be in no way limited or restricted by reference to or inference from the terms of any other paragraph.

4.	The liability of the members is limited.

5.	The share capital of the Company is US$5,500,000 divided into 500,000,000 ordinary shares with a nominal value of US$0.01 each, 50,000,000 preferred shares with a nominal value of US$0.01 each and €25,000 divided into 25,000 deferred ordinary shares with a nominal value of €1.00 each.

D-6

6.	The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

D-7

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

-of-

AVADEL PHARMACEUTICALS PUBLIC LIMITED COMPANY

(As adopted by special resolution on                 2016)

PRELIMINARY

1.	The provisions set out in these Articles of Association shall constitute the whole of the regulations applicable to the Company and no “optional provision” as defined by section 1007(2) of the Companies Act 2014 (with the exception of sections 83 and 84 of the Companies Act 2014) shall apply to the Company.

2.

(a)	In these articles:

“Act” means the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force.

“Acts” means the Act and all statutes and statutory instruments which are to be read as one with, or construed or read together with or as one with, the Act and every statutory modification and re-enactment thereof for the time being in force.

“address” includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.

“Approved Nominee” means a person appointed under contractual arrangements with the Company to hold shares or rights or interests in shares of the Company on a nominee basis;

“articles” means the articles of association of which this article 2 forms part, as the same may be amended and may be from time to time and for the time being in force.

“Assistant Secretary” means any person appointed by the Secretary from time to time to assist the Secretary.

“Clear Days” in relation to the period of notice, means that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

“Chairman” means the Director who is elected by the Directors from time to time to preside as chairman at all meetings of the Board and at general meetings of the Company.

“Company” means the company whose name appears in the heading to these articles.

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“Directors” or “Board” means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.

“electronic communication” has the meaning given to those words in the Electronic Commerce Act 2000.

“electronic signature” has the meaning given to those words in the Electronic Commerce Act 2000.

“Group” means the Company and its subsidiaries from time to time and for the time being.

“Holder” in relation to any share, means the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares.

“Office” means the registered office from time to time and for the time being of the Company.

“Ordinary Resolution” means a resolution passed by a simple majority of the votes cast by members of the Company as, being entitled to do so, vote in person or by proxy at a general meeting of the Company, subject to any alternative definition in the Acts.

“public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company in accordance with the applicable rules of any stock exchange to which the Company’s shares are admitted to trading and the rules and regulations promulgated thereunder.

“Redeemable Shares” means redeemable shares in accordance with the Act.

“Register” means the register of members to be kept as required in accordance the Act.

“seal” means the common seal of the Company.

“Secretary” means any person appointed to perform the duties of the secretary of the Company.

“Special Resolution” means a special resolution of the Company’s members within the meaning of the Act.

(b)	Expressions in these articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these articles and/or where it constitutes writing in electronic form sent to the Company, and the Company has agreed to its receipt in such form. Expressions in these articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these articles referring to receipt of any electronic communications shall, unless the contrary intention appears, be limited to receipt in such manner as the Company has approved.

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(c)	Unless the contrary intention appears, words or expressions contained in these articles shall bear the same meaning as in the Acts or in any statutory modification thereof in force at the date at which these articles become binding on the Company.

(d)	A reference to a statute or statutory provision shall be construed as a reference to the laws of Ireland unless otherwise specified and includes:

(i)	any subordinate legislation made under it including all regulations, by-laws, orders and codes made thereunder;

(ii)	any repealed statute or statutory provision which it re-enacts (with or without modification); and

(iii)	any statute or statutory provision which modifies, consolidates, re-enacts or supersedes it.

(e)	The masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.

(f)	Reference to US$, USD, or dollars shall mean the currency of the United States of America and reference to €, euro, EUR or cent shall mean the currency of Ireland.

SHARE CAPITAL AND VARIATION OF RIGHTS

3.

(a)	The share capital of the Company is US$5,500,000 divided into 500,000,000 ordinary shares with a nominal value of US$0.01 each, 50,000,000 preferred shares with a nominal value of US$0.01 each and €25,000 divided into 25,000 deferred ordinary shares with a nominal value of €1.00 each.

(b)	The rights and restrictions attaching to the ordinary shares shall be as follows:

(i)	subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and/or to vote at a general meeting, the right to attend and speak at any general meeting of the Company and to exercise one vote per ordinary share held at any general meeting of the Company;

(ii)	the right to participate pro rata in all dividends and interim dividends declared in relation to the ordinary shares; and

(iii)	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.

The rights attaching to the ordinary shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3(d).

(c)	Directors may issue and allot deferred ordinary shares subject to the rights, privileges, limitations and restrictions set out in this article 3(c):

(i)	Income

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The holder of a deferred ordinary share shall not be entitled to receive any dividend or distribution declared, made or paid or any return of capital (save as provided for in this article) and shall not entitle its holder to any further or other right of participation in the assets of the Company.

(ii)	Capital

On a winding up of, or other return of capital (other than on a redemption of any class of shares in the capital of the Company) by the Company, the holders of deferred ordinary shares shall be entitled to participate in such return of capital or winding up of the Company, such entitlement to be limited to the repayment of the amount paid up or credited as paid up on such deferred ordinary shares and shall be paid only after the holders of ordinary shares shall have received payment in respect of such amount as is paid up or credited as paid up on those ordinary shares held by them at that time, plus the payment in cash of €100,000,000 on each such ordinary share.

(iii)	Acquisition of Deferred Ordinary Shares

The Company as agent for the holders of deferred ordinary shares shall have the irrevocable authority to authorise and instruct the Secretary (or any other person appointed for the purpose by the Directors) to acquire, or to accept the surrender of, the deferred ordinary shares for no consideration and to execute on behalf of such holders such documents as are necessary in connection with such acquisition or surrender, and pending such acquisition or surrender to retain the certificates, to the extent issued, for such deferred ordinary shares. Any request by the Company to acquire, or for the surrender of, any deferred ordinary shares may be made by the Directors depositing at the Office a notice addressed to such person as the Directors shall have nominated on behalf of the holders of deferred ordinary shares. A person whose shares have been acquired or surrendered in accordance with this article shall cease to be a member in respect of such deferred ordinary shares but shall notwithstanding remain liable to pay the Company all monies which, at the date of acquisition or surrender, were payable by him or her to the Company in respect of such shares, but his or her liability shall cease if and when the Company has received payment in full of all such monies in respect of such shares. A notice issued pursuant to this paragraph shall be deemed to be validly issued notwithstanding the provisions of articles 132 to 137 inclusive.

(iv)	Voting

The holders of deferred ordinary shares shall not be entitled to receive notice of, nor attend, speak or vote at, any general meeting.

The rights attaching to the deferred ordinary shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3(d).

(d)	The Directors are authorised to issue preferred shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be:

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(i)	redeemable at the option of the Company, or the Holders, or both, with the manner of the redemption to be set by the Board, and redeemable at such time or times, including upon a fixed date, and at such price or prices;

(ii)	entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes of shares or any other series;

(iii)	entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company; or

(iv)	convertible into, or exchangeable for, shares of any other class or classes of shares, or of any other series of the same or any other class or classes of shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors determine, which rights and restrictions may be as stated in such resolution or resolutions of the Directors as determined by them in accordance with this article 3(d). The Board may at any time before the allotment of any preferred share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares.

The rights conferred upon the Holder of any pre-existing shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of preferred shares in accordance with this article 3(d).

(e)	Unless the Directors specifically elect to treat such acquisition as a purchase for the purposes of the Acts, an ordinary share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from such third party. In these circumstances, the acquisition of such shares or interest in shares by the Company, save where acquired otherwise than for valuable consideration in accordance with the Act, shall constitute the redemption of a Redeemable Share in accordance with the Acts. No resolution, whether special or otherwise, shall be required to be passed to deem any ordinary share a Redeemable Share.

4.	Subject to the provisions of the Acts and the other provisions of this article, the Company may:

(a)	pursuant to the Acts, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors; or

(b)	subject to and in accordance with the provisions of the Acts and without prejudice to any relevant special rights attached to any class of shares, pursuant to the Acts, purchase any of its own shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between members or members of the same class) and may cancel any shares so purchased or hold them as treasury shares (as defined by the Acts) and may reissue any such shares as shares of any class or classes.

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5.	Without prejudice to any special rights previously conferred on the Holders of any existing shares or class of shares, any share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

6.

(a)	Without prejudice to the authority conferred on the Directors pursuant to article 3 to issue preferred shares in the capital of the Company, if at any time the share capital is divided into different classes of shares, the rights attached to any class may, whether or not the Company is being wound up, be varied or abrogated with the consent in writing of the Holders of three-quarters of all the votes of the issued share of that class, or with the sanction of a Special Resolution passed at a separate general meeting of the Holders of the shares of that class, provided that, if the relevant class of Holders has only one Holder, that person present in person or by proxy, shall constitute the necessary quorum for such a meeting. To every such meeting the provisions of article 35 shall apply.

(b)	The redemption or purchase of preferred shares or any class of preferred shares shall not constitute a variation of rights of the preferred Holders where the redemption or purchase of the preferred shares has been authorised solely by a resolution of the ordinary Holders.

(c)	The issue, redemption or purchase of any preferred shares shall not constitute a variation of the rights of the Holders of ordinary shares.

(d)	The issue of preferred shares or any class of preferred shares which rank pari passu with, or junior to, any existing preferred shares or class of preferred shares shall not constitute a variation of the existing preferred shares or class of preferred shares.

7.	The rights conferred upon the Holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8.

(a)	Subject to the provisions of these articles relating to new shares, the shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount save in accordance with the Acts, and so that the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon. To the extent permitted by the Acts, shares may also be allotted by a committee of the Directors or by any other person where such committee or person is so authorised by the Directors.

(b)	Subject to any requirement to obtain the approval of members under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

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(c)	The Directors are, for the purposes of the Acts, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the section 1021 of the Act) up to the amount of Company’s authorised share capital as of the date of adoption of this article 8, and to allot and issue any shares purchased by the Company pursuant to the provisions of the Acts and held as treasury shares, and this authority shall expire five years from the date of adoption of these articles. The Company may before the expiry of such authority make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the Directors may allot relevant securities in pursuance of such an offer or agreement notwithstanding that the authority hereby conferred has expired.

(d)	The Directors are hereby empowered pursuant to section 1021 of the Act to allot equity securities within the meaning of section 1023 of the Act for cash pursuant to the authority conferred by paragraph (c) of this article 8 as if section 1022(1) of the Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this paragraph (d) had not expired.

(e)	Nothing in these articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by any allottee in favour of some other person.

9.	If by the conditions of allotment of any share the whole or part of the amount or issue price thereof shall be payable by instalments, every such instalment when due shall be paid to the Company by the person who for the time being shall be the Holder of the share.

10.	The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

11.	Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder.

12.	No person shall receive a share certificate in respect of any ordinary share held by them in the share capital of the Company, whether such ordinary share was allotted or transferred to them, unless so requested in accordance with the Acts.

13.	The Company shall not give, whether directly or indirectly and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company or in its holding company, except as permitted by the Acts.

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LIEN

14.

(a)	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether presently payable or not) payable at a fixed time or called in respect of that share. The Directors, at any time, may declare any share to be wholly or in part exempt from the provisions of this article. The Company’s lien on a share shall extend to all moneys payable in respect of it.

(b)	The Company may sell in such manner as the Directors determine any share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen Clear Days after notice demanding payment, and stating that if the notice is not complied with the share may be sold, has been given to the Holder of the share or to the person entitled to it by reason of the death or bankruptcy of the Holder.

(c)	To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the share sold to, or in accordance with the directions of, the purchaser. The transferee shall be entered in the Register as the Holder of the share comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

(d)	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the shares sold and subject to a like lien for any moneys not presently payable as existed upon the shares before the sale) shall be paid to the person entitled to the shares at the date of the sale.

CALLS ON SHARES

15.

(a)	Subject to the terms of allotment, the Directors may make calls upon the members in respect of any moneys unpaid on their shares, including shares where the conditions of allotment provide for payment at fixed times, and each member (subject to receiving at least fourteen Clear Days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made.

(b)	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

(c)	The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

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(d)	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Acts) but the Directors may waive payment of the interest wholly or in part.

(e)	An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or as an instalment of a call, shall be deemed to be a call and if it is not paid the provisions of these articles shall apply as if that amount had become due and payable by virtue of a call.

(f)	Subject to the terms of allotment, the Directors may make arrangements on the issue of shares for a difference between the Holders in the amounts and times of payment of calls on their shares.

(g)	The Directors, if they think fit, may receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may pay (until the same would, but for such advance, become payable) interest at such rate, not exceeding (unless the Company in general meeting otherwise directs) fifteen percent per annum, as may be agreed upon between the Directors and the member paying such sum in advance.

(h)	(i)	If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter and during such times as any part of the call or instalment remains unpaid, may serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

(ii)	The notice shall name a further day (not earlier than the expiration of fourteen Clear Days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

(iii)	If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited shares and not paid before forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder.

(iv)	On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the member sued is entered in the Register as the Holder, or one of the Holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the member sued, in pursuance of these articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

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(i)	A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the share to that person. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and thereupon he shall be registered as the Holder of the share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

(j)	A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but nevertheless shall remain liable to pay to the Company all moneys which, at the date of forfeiture, were payable by him to the Company in respect of the shares, without any deduction or allowance for the value of the shares at the time of forfeiture but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.

(k)	A statutory declaration that the declarant is a Director or the Secretary of the Company, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share.

(l)	The provisions of these articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

(m)	The Directors may accept the surrender of any share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it has been forfeited.

TRANSFER OF SHARES

16.

(a)	The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary, an Assistant Secretary or any such person that the Secretary or an Assistant Secretary nominates for that purpose (whether in respect of specific transfers or pursuant to a general standing authorisation), and the Secretary, Assistant Secretary or the relevant nominee shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or the Secretary, Assistant Secretary or the relevant nominee as agent for the transferor, and by the transferee where required by the Act, be deemed to be a proper instrument of transfer for the purposes of the Act. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

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(b)	The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

(c)	Notwithstanding the provisions of these articles and subject to any provision of the Acts, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with the Acts or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

17.	Subject to such of the restrictions of these articles and to such of the conditions of issue of any share warrants as may be applicable, the shares of any member and any share warrant may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve.

18.

(a)	The Directors in their absolute discretion and without assigning any reason therefor may decline to register:

(i)	any transfer of a share which is not fully paid; or

(ii)	any transfer to or by a minor or person of unsound mind;

but this shall not apply to a transfer of such a share resulting from a sale of the share through a stock exchange on which the share is listed.

(b)	The Directors may decline to recognise any instrument of transfer unless:

(i)	the instrument of transfer is accompanied by the certificate of the shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer;

(ii)	the instrument of transfer is in respect of one class of share only;

(iii)	a fee of €10 or such lesser sum as the Directors may from time to time require, is paid to the Company;

(iv)	the instrument of transfer is in favour of four transferees or fewer; and

(v)	it is lodged at the Office or at such other place as the Directors may appoint.

19.	If the Directors refuse to register a transfer, they shall, within two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

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20.

(a)	The Directors may from time to time fix a record date for the purposes of determining the rights of members to notice of and/or to vote at any general meeting of the Company. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors, and the record date shall be not more than eighty nor less than ten days before the date of such meeting. If no record date is fixed by the Directors, the record date for determining members entitled to notice of or to vote at a meeting of the members shall be the close of business on the day next preceding the day on which notice is given. Unless the Directors determine otherwise, the determination of those members of record entitled to notice of or to vote at a meeting of members shall apply also to any adjournment or postponement of the meeting.

(b)	In order that the Directors may determine the members entitled to receive payment of any dividend or other distribution or allotment of any rights or the members entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 nor less than ten days prior to such action. If no record date is fixed, the record date for determining members for such purpose shall be at the close of business on the day on which the Directors adopt the resolution relating thereto.

21.	Registration of transfers may be suspended at such times and for such period, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine subject to the requirements of the Acts.

22.	All instruments of transfer shall upon their being lodged with the Company remain the property of the Company and the Company shall be entitled to retain them.

23.	Subject to the provisions of these articles, whenever as a result of a consolidation of shares or otherwise any members would become entitled to fractions of a share, the Directors may sell or cause to be sold, on behalf of those members, the shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale (subject to any applicable tax, abandoned property laws and the reasonable expenses of sale) in due proportion among those members, except that any proceeds in respect of any holding which is less than a sum fixed by the Board may be retained for the benefit of the Company. The Directors may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

TRANSMISSION OF SHARES

24.	In the case of the death of a member, the survivor or survivors where the deceased was a joint Holder, and the personal representatives of the deceased where he was a sole Holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him with other persons.

25.	Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as herein provided, elect either to be registered himself as Holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the shares by that member before his death or bankruptcy, as the case may be.

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26.	If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions and provisions of these articles relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice of transfer were a transfer signed by that member.

27.	A person becoming entitled to a share by reason of the death or bankruptcy of the Holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to the meetings of the Company, so, however, that the Directors may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 90 days, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCATION; CHANGE OF LOCATION OF REGISTERED OFFICE; AND ALTERATION OF CAPITAL

28.	The Company may from time to time by Ordinary Resolution increase the authorised share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

29.	The Company may by Ordinary Resolution:

(a)	divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

(b)	increase the authorised share capital by such sum to be divided into shares of such nominal value, as such Ordinary Resolution shall prescribe;

(c)	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(d)	by subdivision of its existing shares or any of them divide the whole or any part of its share capital into shares of smaller nominal value than is fixed by the memorandum of association subject to the Acts, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the Share from which the reduced share is derived;

(e)	cancel any shares that at the date of the passing of the relevant Ordinary Resolution have not been taken or agreed to be taken by any person; and

(f)	subject to applicable law, change the currency denomination of its share capital.

30.	Subject to the provisions of the Acts, the Company may:

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(a)	by Special Resolution change its name, alter or add to the memorandum of association with respect to any objects, powers or other matters specified therein or alter or add to these Articles;

(b)	by Special Resolution reduce its company capital (including its share capital and any capital redemption reserve or share premium account) in any way it thinks expedient and, without prejudice to the generality of the foregoing, may

(i)	extinguish or reduce the liability on any of its shares in respect of share capital not paid up;

(ii)	either with or without extinguishing or reducing liability on any of its shares, cancel any paid up company capital which is lost or unrepresented by available assets; and

(iii)	either with or without extinguishing or reducing liability on any of its shares, pay off any paid up company capital which is in excess of the wants of the Company,

and in relation to such reductions, the Company may by Special Resolution determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of shares, those shares to be affected; and

(c)	by resolution of the Directors change the location of its Office.

GENERAL MEETINGS

31.	The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. This article shall not apply in the case of the first general meeting, in respect of which the Company shall convene the meeting within the time periods required by the Act.

32.	Subject to the Acts, all general meetings of the Company may be held outside of Ireland.

33.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

34.	The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided in the Acts. Where any enactment confers rights on the members of a company to convene a general meeting and expresses such rights to apply save where a company’s articles of association or constitution provides otherwise, including, but not limited to, section 178(2) of the Act, such rights shall not apply to the members of the Company.

35.	All provisions of these articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class of shares in the capital of the Company, except that the necessary quorum shall be two or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) at least a majority in nominal value of the issued shares of the class or, at any adjourned meeting of such Holders, one Holder holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) at least a majority in nominal value of the issued shares of the class, shall be deemed to constitute a meeting.

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36.	A Director shall be entitled, notwithstanding that he is not a member, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company.

NOTICE OF GENERAL MEETINGS

37.

(a)	Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting and an extraordinary general meeting for the passing of a Special Resolution shall be called by not more than 60 Clear Days’ notice and not less than 21 Clear Days’ notice and all other extraordinary general meetings shall be called by not less than 14 Clear Days’ notice.

(b)	Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend and vote is entitled to appoint a proxy to attend, speak and vote in his place and that a proxy need not be a member of the Company. It shall also give particulars of any Directors who are to retire at the meeting and of any persons who are recommended by the Directors for appointment or re-appointment as Directors at the meeting or in respect of whom notice has been duly given to the Company of the intention to propose them for appointment or re-appointment as Directors at the meeting. Provided that the latter requirement shall only apply where the intention to propose the person has been received by the Company in accordance with the provisions of these articles. Subject to any restrictions imposed on any shares, the notice of the meeting shall be given to all the members of the Company as of the record date set by the Directors and to the Directors and the statutory auditors.

(c)	The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

38.	Where, by any provision contained in the Acts, notice of a greater length than that required by article 37(a) is required of a resolution, the resolution shall not be effective (except where the Directors of the Company have resolved to submit it) unless notice of the intention to move it has been given to the Company not less than 28 days (or such period as the Acts permit) before the meeting at which it is moved, and the Company shall give to the members notice of any such resolution as required by and in accordance with the provisions of the Acts.

PROCEEDINGS AT GENERAL MEETINGS

39.	All business shall be deemed special that is transacted at an extraordinary general meeting, and also that is transacted at an annual general meeting, with the exception of:

(i)	the consideration of the Company’s statutory financial statements and the report of the directors and the report of the statutory auditors on those statements and that report;

(ii)	the review by the members of the Company’s affairs;

(iii)	the declaration of a dividend (if any) of an amount not exceeding the amount recommended by the directors;

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(iv)	the authorisation of the directors to approve the remuneration of the statutory auditors; and

(v)	the election and re-election of directors.

40.	At any annual general meeting of the members, only such nominations of persons for election to the Board shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual general meeting, and proposals of other business to be properly brought before an annual meeting, nominations and proposals of other business must be: (a) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly made at the annual general meeting, by or at the direction of the Board or (c) otherwise properly requested to be brought before the annual general meeting by a member of the Company in accordance with these articles. For nominations of persons for election to the Board or proposals of other business to be properly requested by a member to be made at an annual general meeting, a member must (i) be a member at the time of giving of notice of such annual general meeting by or at the direction of the Board and at the time of the annual general meeting, (ii) be entitled to vote at such annual general meeting and (iii) comply with the procedures set forth in these articles as to such business or nomination. The immediately preceding sentence shall be the exclusive means for a member to make nominations or other business proposals (other than matters properly brought under the applicable rules of any stock exchange to which the Company’s shares are admitted to trading and included in the Company’s notice of meeting) before an annual general meeting of members.

41.	At any extraordinary general meeting of the members, only such business shall be conducted or considered, as shall have been properly brought before the meeting pursuant to the Company’s notice of meeting. To be properly brought before an extraordinary general meeting, proposals of business must be (a) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the extraordinary general meeting, by or at the direction of the Board, or (c) otherwise properly brought before the meeting by any members of the Company pursuant to the valid exercise of power granted to them under the Acts.

42.	No shareholder shall be entitled to propose any person to be appointed, elected or re-elected as Director at any extraordinary general meeting.

43.	Except as otherwise provided by the Acts, the memorandum of association or these articles, the Chairman of any general meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the general meeting was made or proposed, as the case may be, in accordance with these articles and, if any proposed nomination or other business is not in compliance with these articles, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

44.	No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. Five or more Holders of shares, present in person or by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting), entitling them to exercise a majority of the voting power of the Company on the relevant record date shall constitute a quorum. Abstentions and broker non-votes will be regarded as present for the purposes of establishing the presence of a quorum.

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45.	Any general meeting duly called at which a quorum is not present shall be adjourned and the Company shall provide notice pursuant to article 38 in the event that such meeting is to be reconvened.

46.	The Chairman, if any, of the Board shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if he is not present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting.

47.	If at any meeting no Director is willing to act as Chairman or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be Chairman of the meeting.

48.	The Chairman may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place without notice other than by announcement of the time and place of the adjourned meeting by the Chairman of the meeting. The Chairman of the meeting may at any time without the consent of the meeting adjourn the meeting to another time and/or place if, in his opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed by the Board. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

49.	At any general meeting a resolution put to the vote of the meeting shall be decided by poll.

50.	A poll shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was taken.

51.	Unless the Directors otherwise determine, no member shall be entitled to vote at any general meeting or any separate meeting of the Holders of any class of shares in the Company, either in person or by proxy, or to exercise any privilege as a member in respect of any share held by him unless all monies then payable by him in respect of that share have been paid.

ADVANCE NOTICE OF MEMBER BUSINESS AND NOMINATIONS

52.	Without qualification or limitation, subject to article 62, for any nominations or any other business to be properly brought before an annual general meeting by a member pursuant to article 40, the member must have given timely notice thereof (including, in the case of nominations, the completed and signed questionnaire, representation and agreement required by article 63), and timely updates and supplements thereof, in writing to the Secretary, and such other business must otherwise be a proper matter for member action.

53.	To be timely, a member’s notice for any nominations or any other business to be properly brought before an annual general meeting by a member pursuant to article 40 shall be delivered to the Secretary at the Office by close of business on that day that is not less than 120 days prior to the first anniversary of the day of release to shareholders of the Company’s proxy statement, issued pursuant to the applicable rules of any stock exchange to which the Company’s shares are admitted to trading, in respect of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the member must be so delivered by close of business on the day that is not less than the later of (a) 150 days prior to the day of the contemplated annual general meeting or (b) ten days after the day on which public announcement of the date of the contemplated annual general meeting is first made by the Company; provided, further, that with respect to the first annual general meeting of the Company, notice by the member must be so delivered by close of business on the day that is not less than ten days after the day on which public announcement of the date of such meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting, or the public announcement thereof, commence a new time period for the giving of a member’s notice as described above.

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54.	Notwithstanding anything in article 53 to the contrary, in the event that the number of directors to be elected to the Board is increased by the Board, and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least 130 days prior to the first anniversary of the day of release to shareholders of the Company’s proxy statement issued pursuant to the applicable rules of any stock exchange to which the Company’s shares are admitted to trading in respect of the preceding year’s annual general meeting, a member’s notice required by articles 52-55 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the Office not later than the close of business on the day that is ten days after the day on which such public announcement is first made by the Company.

55.	In addition, to be considered timely, a member’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the Office not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

56.	Subject to article 62, in the event the Company calls an extraordinary general meeting of members for the purpose of electing one or more directors to the Board, any member may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, provided that the member gives timely notice thereof (including the completed and signed questionnaire, representation and agreement required by article 63), and timely updates and supplements thereof, in writing, to the Secretary.

57.	To be timely, a member’s notice for any nomination to be properly brought before such an extraordinary general meeting shall be delivered to the Secretary at the Office by close of business on the day that is not less than 120 days prior to the date of such extraordinary general meeting or, if the first public announcement of the date of such extraordinary general meeting is less than 130 days prior to the date of such extraordinary general meeting, by close of business on the day that is ten days after the day on which public announcement of the date of the extraordinary general meeting and of the nominees proposed by the Board to be elected at such meeting is first made by the Company. In no event shall any adjournment or postponement of an extraordinary general meeting, or the public announcement thereof, commence a new time period for the giving of a member’s notice as described above.

58.	In addition, to be considered timely, a member’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the Office not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

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59.	To be in proper form, a member’s notice (whether given pursuant to articles 52-55 or articles 56-58) to the Secretary must include the following, as applicable:

(a)	As to the member giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, a member’s notice must set forth: (i) the name and address of such member, as they appear on the Company’s books, of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith, (ii) (A) the class or series and number of shares of the Company which are, directly or indirectly, owned beneficially and of record by such member, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (B) any option, warrant, convertible security, share appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Company, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Company, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Company, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Company, through the delivery of cash or other property, or otherwise, and without regard to whether the member, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company (any of the foregoing, a “Derivative Instrument”) directly or indirectly owned beneficially by such member, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such member has a right to vote any class or series of shares of the Company, (D) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, involving such member, directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Company by, manage the risk of share price changes for, or increase or decrease the voting power of, such member with respect to any class or series of the shares of the Company, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Company (any of the foregoing, a “Short Interest”), (E) any rights to dividends on the shares of the Company owned beneficially by such member that are separated or separable from the underlying shares of the Company, (F) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such member is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (G) any performance-related fees (other than an asset-based fee) that such member is entitled to base on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, including without limitation any such interests held by members of such member’s immediate family sharing the same household, (H) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Company held by such member, and (I) any direct or indirect interest of such member in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), and (iii) any other information relating to such member and beneficial owner, if any, that would be required to be disclosed in a proxy statement and form or proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to the applicable rules of any stock exchange to which the Company’s shares are admitted to trading and the regulations promulgated thereunder.

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(b)	If the notice relates to any business other than a nomination of a director or directors that the member proposes to bring before the meeting, a member’s notice must, in addition to the matters set forth in article 59(a) above, also set forth: (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such member and beneficial owner, if any, in such business, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such proposal or business includes a proposal to amend these articles, the text of the proposed amendment), and (iii) a description of all agreements, arrangements and understandings between such member and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such member.

(c)	As to each person, if any, whom the member proposes to nominate for election or re-election to the Board, a member’s notice must, in addition to the matters set forth in article 59(a) above, also set forth: (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to the applicable rules of any stock exchange to which the Company’s shares are admitted to trading and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such member and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to the applicable rules of any stock exchange to which the Company’s shares are admitted to trading if the member making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

60.	With respect to each person, if any, whom the member proposes to nominate for election or re-election to the Board, a member’s notice must, in addition to the matters set forth in articles 59(a) and 59(c) above, also include a completed and signed questionnaire, representation and agreement required by article 63 of these articles. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable member’s understanding of the independence, or lack thereof, of such nominee.

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61.	Notwithstanding the provisions of these articles, a member shall also comply with all applicable requirements of the applicable rules of any stock exchange to which the Company’s shares are admitted to trading and the rules and regulations thereunder with respect to the matters set forth in articles 52-63.

62.	Nothing in these articles shall be deemed to affect any rights (i) of members to request inclusion of proposals in the Company’s proxy statement pursuant to the applicable rules of any stock exchange to which the Company’s shares are admitted to trading, (ii) of the holders of any series of preferred shares if and to the extent provided for under law, the memorandum of association or these articles or (iii) of members of the Company to bring business before an extraordinary general meeting pursuant to the valid exercise of power granted to them under the Acts. Subject to the applicable rules of any stock exchange to which the Company’s shares are admitted to trading, nothing in these articles shall be construed to permit any member, or give any member the right, to include or have disseminated or described in the Company’s proxy statement any nomination of director or directors or any other business proposal.

63.	Subject to the rights of members of the Company to propose nominations at an extraordinary general meeting pursuant to the valid exercise of power granted to them under the Acts, to be eligible to be a nominee for election or re-election as a director of the Company, a person must deliver (in accordance with the time periods prescribed for delivery of notice under articles 52-62) to the Secretary at the Office a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Company publicly disclosed from time to time.

VOTES OF MEMBERS

64.	Subject to any special rights or restrictions as to voting for the time being attached by or in accordance with these articles to any class of shares, on a poll every member who is present in person or by proxy shall have one vote for each share of which he is the Holder.

65.	When there are joint Holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

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66.	A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder, may vote by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy on a poll. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these articles for the receipt of appointments of proxy, not less than forty-eight hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable.

67.	No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

68.	Votes may be given either personally or by proxy.

69.

(a)	Every member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form which the Directors may approve, subject to compliance with any requirements as to form under the Acts, and shall be signed by or on behalf of the appointer. A body corporate must sign a form of proxy under its common seal (if applicable) or under the hand of a duly authorised officer thereof. A proxy need not be a member of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve, subject to any requirements of the Acts.

(b)	Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. For the avoidance of doubt, such appointments of proxy as made by electronic or internet communication or facility as permitted by the Directors will be deemed to be deposited at the place specified for such purpose once received by the Company. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as deposited at the place specified for such purpose. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.

70.	A body corporate which is a member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

71.	An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

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72.	Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

73.

(a)	A vote given or poll demanded in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts, provided, however, that where such intimation is given in electronic form it shall have been received by the Company before the commencement of the meeting

(b)	The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

74.

(a)	Except in the case of the removal of statutory auditors or Directors and subject to the Acts, anything which may be done by resolution in general meeting of all or any class or resolution in writing, signed by all of the holders or any class thereof or their proxies (or in the case of a holder that is a corporation (whether or not a company within the meaning of the Acts) on behalf of such holder) being all of the holders of the Company or any class thereof, who at the date of the resolution in writing would be entitled to attend a meeting and vote on the resolution and if described as a Special Resolution shall be deemed to be a Special Resolution and vote on the resolution and if described as a Special Resolution shall be deemed to be a Special Resolution within the meaning of the Acts. Such resolution in writing may be signed in as many counterparts as may be necessary.

(b)	For the purposes of any written resolution under article 74(a), the date of the resolution in writing is the date when the resolution is signed by, or on behalf of, the last holder to sign and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this section, a reference to such date.

(c)	A resolution in writing made in accordance with article 74(a) is valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of holders of the Company, as the case may be. A resolution in writing made in accordance with this section shall constitute minutes for the purposes of the Acts and these articles.

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DIRECTORS

75.	Subject to article 94, the number of Directors shall not be less than two (the “prescribed minimum”) nor more than thirteen and shall be determined by the Board (the “Authorised Number”). The continuing Directors may act notwithstanding any vacancy in their body provided that, if the number of the Directors is reduced below the prescribed minimum, the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors so that the Board comprises such minimum or shall convene a general meeting of the Company for the purpose of making such appointment. If, at any general meeting of the Company, (a) the Chairman determines that the number of persons properly nominated to serve as Directors exceeds the Authorised Number and (b) the number of Directors is reduced below the Authorised Number due to the failure of one or more Directors to be elected or re-elected (as the case may be) by way of a majority of the votes cast at that meeting or any adjournment thereof, then from the persons properly nominated to serve as Directors those receiving the highest number of votes in favour of election or re-election (as the case may be) shall be elected or re-elected (as the case may be) to the Board so that the number of Directors equals the Authorised Number and shall be Directors until the next annual general meeting. Where the number of Directors falls to less than the Authorised Number and there are no Director or Directors capable of acting then any two members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to the provisions of the Acts and these articles) only until the conclusion of the annual general meeting of the Company next following such appointment. If, at any meeting of the Company, resolutions are passed by a majority of the votes cast at that meeting or any adjournment thereof in respect of the election or re-election (as the case may be) of Directors which would result in the Authorised Number being exceeded, then those Director(s), in such number as exceeds such Authorised Number, receiving at that meeting the lowest number of votes in favour of election or re-election (as the case may be) shall, notwithstanding the passing of any resolution by a majority of the votes cast at that meeting or any adjournment thereof in their favour, not be elected or re-elected (as the case may be) to the Board; provided, that nothing in this provision will require or result in the removal of a Director whose election or re-election to the Board was not voted on at such meeting.

76.

(a)	Each Director, not being an employee, shall be paid a fee for their services and each Director who is an employee of the Company or the Group shall be paid remuneration (to include benefits in kind) for their employment. The fee or remuneration paid to each Director shall be at such rate and on such basis as may from time to time be determined by the Board. The Directors may also be paid all travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or in connection with the business of the Company. The amount, rate or basis of the fees, remuneration or expenses paid to the Directors shall not require approval or ratification by the Company in general meeting.

(b)	Each Director may use the property of the Company pursuant to or in connection with: the exercise or performance of his or her duties, functions and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director’s own benefit or for the benefit of another person.

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77.	If any Director shall be called upon to perform extra services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, the Company may remunerate such Director either by a fixed sum or by a percentage of profits or otherwise as may be determined by a resolution passed at a meeting of the Directors and such remuneration may be either in addition to or in substitution for any other remuneration to which he may be entitled as a Director.

78.	No shareholding qualification for Directors shall be required. A Director (whether or not a member of the Company) shall be entitled to attend and speak at general meetings.

79.	Unless the Company otherwise directs, a Director of the Company may be or become a Director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as Holder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other company.

BORROWING POWERS

80.	Subject to the Acts, the Directors may exercise all the powers of the Company to borrow or raise money, and to mortgage or charge its undertaking, property, assets and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

POWERS AND DUTIES OF THE DIRECTORS

81.	The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Acts or by these articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these articles and to the provisions of the Acts.

82.	The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

83.

(a)	A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with the Acts.

(b)	A Director may vote in respect of any contract, appointment or arrangement in which he is interested, and he shall be counted in the quorum present at the meeting.

84.	As recognised by section 228(1)(e) of the Act, the Directors may agree to restrict their power to exercise an independent judgement but only where this has been approved by a resolution of the board of directors of the Company.

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85.	A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other company in which the Company may be interested (other than the office of auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any such other company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

86.	The Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.

87.	Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, but nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

88.	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

89.	The Directors shall cause minutes to be made in books provided for the purpose of:

(a)	all appointments of officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

90.	The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding Company and the spouses, civil partners, widows, widowers, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and wellbeing of the Company or of any such other Company as aforesaid, or its members, and payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by him under this article, subject only, where the Acts require, to disclosure to the members and the approval of the Company in general meeting.

DISQUALIFICATION OF DIRECTORS

91.	The office of a Director shall be vacated ipso facto if the Director:

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(a)	is restricted or disqualified to act as a Director under the Acts; or

(b)	resigns his office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or

(c)	is requested to resign in writing by not less than three quarters of the other Directors; or

(d)	is removed from office under article 95.

APPOINTMENT, ROTATION AND REMOVAL OF DIRECTORS

92.	At every annual general meeting of the Company, all of the Directors shall retire from office unless re-elected by Ordinary Resolution at the annual general meeting. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

93.	If, before the expiration of his or her term of office, a Director should be replaced for whatever reason, the term of office of the newly elected member of the Board shall expire at the end of the term of office of his or her predecessor.

94.	The Company may from time to time by Special Resolution increase or reduce the minimum or maximum number of Directors as set out in article 75, provided however that if a majority of the Board makes a recommendation to the members to change the minimum or maximum number of Directors, then an Ordinary Resolution to increase or reduce such minimum or maximum number shall be required.

95.	The Company may, by Ordinary Resolution, of which notice has been given in accordance with the Acts, remove any Director before the expiration of his period of office notwithstanding anything in these articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

96.	The Company may, by Ordinary Resolution, appoint another person in place of a Director removed from office under article 95 and without prejudice to the powers of the Directors under article 75 the Company in general meeting by Ordinary Resolution may appoint any person to be a Director either to fill a casual vacancy or as an additional Director, subject to the maximum number of Directors set out in article 75.

97.	The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors.

98.	The Directors are not entitled to appoint alternate directors.

99.	The Directors may appoint any person to fill the following positions:

(a)	Chairman of the Board:

If the Directors have elected a Director to be the Chairman, the Chairman shall preside at all meetings of the Board and at general meetings of the Company.

(b)	Secretary:

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It shall be the duty of the Secretary to make and keep records of the votes, doings and proceedings of all meetings of the members and Board of the Company, and of its Committees, and to authenticate records of the Company. The Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit; and any Secretary so appointed may be removed by them. A provision of the Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

(c)	Such other officers as the Directors may, from time to time, determine, including but not limited to, chief executive officer, president, vice president, vice chairman, assistant secretary, Treasurer, controller and assistant treasurer.

The powers and duties of all other officers are at all times subject to the control of the Directors, and any other officer may be removed from that office at any time at the pleasure of the Board.

In addition to the Board’s power to delegate to committees pursuant to article 104, the Board may delegate any of its powers to any individual Director or member of the management of the Company or any of its subsidiaries as it sees fit; any such individual shall, in the exercise of the powers so delegated, conform to any regulations that may be imposed on them by the Board.

PROCEEDINGS OF DIRECTORS

100.

(a)	The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they may think fit. The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors in office at the time when the meeting is convened. Questions arising at any meeting shall be decided by a majority of votes. Each director present and voting shall have one vote.

(b)	Any Director may participate in a meeting of the Directors by means of telephonic or other such communication whereby all persons participating in the meeting can hear each other speak, and participation in a meeting in this manner shall be deemed to constitute presence in person at such meeting and any director may be situated in any part of the world for any such meeting.

101.	The Chairman or a majority of the Directors may, and the Secretary on the requisition of the Chairman or a majority of the Directors shall, at any time summon a meeting of the Directors. Any provision of an enactment permitting the Secretary to summon a meeting of the Directors on the requisition of a Director acting alone shall not apply to the Company.

102.	The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to these articles as the minimum number of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

103.	The Directors may elect a Chairman of their meetings and determine the period for which he is to hold office. Any Director may be elected no matter by whom he was appointed but if no such Chairman is elected, or if at any meeting the Chairman is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be Chairman of the meeting.

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104.	The Board may from time to time designate committees of the Board, with such powers and duties as the Board may decide to confer on such committees (including the power to sub-delegate), and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committees.

105.	A committee may elect a chairman of its meeting. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

106.	All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

107.	Notwithstanding anything in these articles or in the Acts which might be construed as providing to the contrary, notice of every meeting of the Directors shall be given to all Directors either by mail not less than 48 hours before the date of the meeting, by telephone, email, or any other electronic means on not less than 24 hours’ notice, or on such shorter notice as person or persons calling such meeting may deem necessary or appropriate and which is reasonable in the circumstances. Any director may waive any notice required to be given under these articles, and the attendance of a director at a meeting shall be deemed to be a waiver by such Director.

108.	A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by (a) all of the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors or (b) a majority of the Directors where notice in accordance with article 107 of the resolution or other document in writing has been given to all Directors entitled to receive notice of a meeting of Directors or of a committee of Directors, shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held, and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents.

THE SEAL

109.

(a)	The Directors shall ensure that the Seal (including any official securities seal kept pursuant to the Acts) shall be used only by the authority of the Directors or of a committee authorised by the Directors and that every instrument to which the seal shall be affixed shall be signed by a Director or some other person appointed by the Directors for that purpose.

(b)	The Company may have an official seal for use in any place abroad.

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DIVIDENDS AND RESERVES

110.	The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

111.	The Directors may from time to time pay to the members such interim dividends as appear to the Directors to be justified by the profits of the Company.

112.	No dividend or interim dividend shall be paid otherwise than in accordance with the provisions of the Acts.

113.	The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to distribute.

114.	Subject to the rights of persons, if any, entitled to shares with special rights as to dividend, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

115.	The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company in relation to the shares of the Company.

116.	Any general meeting declaring a dividend or bonus and any resolution of the Directors declaring an interim dividend may direct payment of such dividend or bonus or interim dividend wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

117.	Any dividend or other moneys payable in respect of any share may be paid by cheque or warrant sent by post, at the risk of the person or persons entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the members Register or to such person and to such address as the Holder or joint Holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other moneys payable in respect of the share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than €, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

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118.	No dividend shall bear interest against the Company.

119.	If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

SHAREHOLDER RIGHTS PLAN

120.	Subject to applicable law, the Directors are hereby expressly authorised to adopt any shareholder rights plan (a “Rights Plan”), upon such terms and conditions as the Directors deem expedient and in the best interests of the Company, including, without limitation, where the Directors are of the opinion that a Rights Plan could grant them additional time to gather relevant information or pursue strategies in response to or anticipation of, or could prevent, a potential change of control of the Company or accumulation of shares in the Company or interests therein.

121.	The Directors may exercise any power of the Company to grant rights (including approving the execution of any documents relating to the grant of such rights) to subscribe for ordinary shares or preferred shares in the share capital of the Company (“Rights”) in accordance with the terms of a Rights Plan.

122.	For the purposes of effecting an exchange of Rights for ordinary shares or preferred shares in the share capital of the Company (an “Exchange”), the Directors may:

(a)	resolve to capitalise an amount standing to the credit of the reserves of the Company (including, but not limited to, the share premium account, capital redemption reserve, any undenominated capital and profit and loss account), whether or not available for distribution, being an amount equal to the nominal value of the ordinary shares or preferred shares which are to be exchanged for the Rights; and

(b)	apply that sum in paying up in full ordinary shares or preferred shares and allot such shares, credited as fully paid, to those holders of Rights who are entitled to them under an Exchange effected pursuant to the terms of a Rights Plan.

123.	The duties of the Directors to the Company under applicable law, including, but not limited to, the Acts and common law, are hereby deemed amended and modified such that the adoption of a Rights Plan and any actions taken thereunder by the Directors (if so approved by the Directors) shall be deemed to constitute an action in the best interests of the Company in all circumstances, and any such action shall be deemed to be immediately confirmed, approved and ratified.

ACCOUNTING RECORDS

124.

(a)	The Company shall cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

(i)	correctly record and explain the transactions of the Company;

(ii)	will at any time enable the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;

(iii)	will enable the Directors to ensure that any financial statements of the Company complies with the requirements of the Acts; and

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(iv)	will enable those financial statements of the Company to be readily and properly audited.

The accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. Adequate accounting records shall be deemed to have been maintained if they comply with the provisions of the Act and explain the Company’s transactions and facilitate the preparation of financial statements that give a true and fair view of the assets, liabilities, financial position and profit and loss of the Company and, if relevant, the Group and include any information and returns referred to in section 283(2) of the Act.

(b)	The accounting records shall be kept at the Office or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

(c)	In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such statutory financial statements of the Company and reports as are required by the Acts to be prepared and laid before such meeting.

125.

(a)	The Company may send by post, electronic mail or any other means of electronic communication:

(i)	the Company’s statutory financial statements,

(ii)	the directors’ report, and

(iii)	the statutory auditors’ report and copies of those documents shall also be treated for the purposes of the Acts, as sent to a person where:

(A)	the Company and that person have agreed to his or her having access to the documents on a website (instead of their being sent to him or her);

(B)	the documents are documents to which that agreement applies; and

(C)	that person is notified, in a manner for the time being agreed for the purpose between that person and the company, of –

(I)	the publication of the documents on a website,

(II)	the address of that website, and

(III)	the place on that website where the documents may be accessed and how they may be accessed.

(b)	The documents listed at articles 130 (a)(i) to 130(a)(iii) shall be treated as sent to a person not less than 21 days before the date of a meeting if, and only if –

(i)	the documents are published on the website throughout a period beginning at least 21 days before the date of the meeting and ending with the conclusion of the meeting; and

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(ii)	the notification given for the purposes of paragraph (c) is given not less than 21 days before the date of the meeting.

(c)	Nothing shall invalidate the proceedings of a meeting where—

(i)	any documents that are required to be published are published for a part, but not all, of the 21 day period mentioned above; and

(ii)	the failure to publish those documents throughout that period is wholly attributable to circumstances which it would not be reasonable to have expected the company to prevent or avoid.

(d)	Where copies of documents are sent out pursuant to this article over a period of days, references elsewhere in the Acts to the day on which those copies are sent out shall be read as references to the last day of that period.

126.	The Directors shall determine from time to time whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of members, not being Directors, and no member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Acts or authorised by the Directors or by the Company in general meeting. No member shall be entitled to require discovery of or any information respecting any detail of the Company’s trading, or any matter which is or may be in the nature of a trade secret, mystery of trade, or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Directors it would be inexpedient in the interests of the members of the Company to communicate to the public.

CAPITALISATION OF PROFITS

127.	Without prejudice to any powers conferred on the Directors as aforesaid and subject to the Directors’ authority to issue and allot shares under articles 8(c) and 8(d), the Directors or any duly appointed committee thereof may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s reserve accounts (including, but not limited to, the capital redemption reserve, capital conversion reserve, profit and loss account, share premium account, any undenominated capital or other reserve account not available for distribution) or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions). Whenever such a resolution is passed in pursuance of this article, the Directors shall make all appropriations and applications of the amounts resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any. Any such capitalisation will not require approval or ratification by the members of the Company.

128.	Without prejudice to any powers conferred on the Directors by these articles, and subject to the Directors’ authority to issue and allot shares under articles 8(c) and 8(d), the Directors or any duly appointed committee thereof may resolve that any sum for the time being standing to the credit of any of the Company’s reserve accounts (including any reserve account available for distribution) or to the credit of the profit and loss account be capitalised and applied on behalf of the members who would have been entitled to receive that sum if it had been distributed by way of dividend (and in the same proportions) either in or towards paying up amounts for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to the sum capitalised (such shares or debentures to be allotted and distributed and credited as fully paid up to and amongst such Holders in the proportions aforesaid) or partly in one way and partly in another, so, however, that the only purposes for which sums standing to the credit of the capital redemption reserve, the capital conversion reserve or the share premium account or any undenominated capital shall be applied shall be those permitted by the Acts.

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129.	The Directors may from time to time at their discretion, subject to the provisions of the Acts and, in particular, to their being duly authorised pursuant to the Acts, to allot the relevant shares, offer to the Holders of ordinary shares the right to elect to receive in lieu of any dividend or proposed dividend or part thereof an allotment of additional ordinary shares credited as fully paid. In any such case the following provisions shall apply.

(i)	The basis of allotment shall be determined by the Directors so that, as nearly as may be considered convenient in the Directors’ absolute discretion, the value (calculated by reference to the average quotation) of the additional ordinary shares (excluding any fractional entitlement) to be allotted in lieu of any amount of dividend shall equal such amount. For such purpose the “average quotation” of an ordinary share shall be the average of the five amounts resulting from determining whichever of the following ((A), (B) or (C) specified below) in respect of ordinary shares shall be appropriate for each of the first five business days on which ordinary shares are quoted “ex” the relevant dividend and as determined from the information published by the stock exchange (if any) to which the Company’s ordinary shares are admitted to trading reporting the business done on each of these five business days:

(A)	if there shall be more than one dealing reported for the day, the average of the prices at which such dealings took place; or

(B)	if there shall be only one dealing reported for the day, the price at which such dealing took place; or

(C)	if there shall not be any dealing reported for the day, the average of the closing bid and offer prices for the day;

and if there shall be only a bid (but not an offer) or an offer (but not a bid) price reported, or if there shall not be any bid or offer price reported, for any particular day then that day shall not count as one of the said five business days for the purposes of determining the average quotation. If the means of providing the foregoing information as to dealings and prices by reference to which the average quotation is to be determined is altered or is replaced by some other means, then the average quotation shall be determined on the basis of the equivalent information published by the relevant authority in relation to dealings on the stock exchange (if any) to which the Company’s ordinary shares are admitted to trading.

(ii)	The Directors shall give notice in writing (whether in electronic form or otherwise) to the Holders of ordinary shares of the right of election offered to them and shall send with or following such notice forms of election and specify the procedure to be followed and the place at which, and the latest date and time by which, duly completed forms of election must be lodged in order to be effective. The Directors may also issue forms under which Holders may elect in advance to receive new ordinary shares instead of dividends in respect of future dividends not yet declared (and, therefore, in respect of which the basis of allotment shall not yet have been determined).

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(iii)	The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on ordinary shares in respect of which the right of election as aforesaid has been duly exercised (the “Subject Ordinary Shares”) and in lieu thereof additional ordinary shares (but not any fraction of a share) shall be allotted to the Holders of the Subject Ordinary Shares on the basis of allotment determined aforesaid and for such purpose the Directors shall capitalise, out of such of the sums standing to the credit of any of the Company’s reserves (including any capital redemption reserve fund or share premium account) or to the credit of the profit and loss account as the Directors may determine, a sum equal to the aggregate nominal amount of additional ordinary shares to be allotted on such basis and apply the same in paying up in full the appropriate number of unissued ordinary shares for allotment and distribution to and amongst the holders of the Subject Ordinary Shares on such basis.

130.

(a)	The additional ordinary shares allotted pursuant to articles 127, 128 or 129 shall rank pari passu in all respects with the fully paid ordinary shares then in issue save only as regards participation in the relevant dividend or share election in lieu.

(b)	The Directors may do all acts and things considered necessary or expedient to give effect to any capitalisation pursuant to articles 127, 128 or 129 with full power to the Directors to make such provisions as they think fit where shares would otherwise have been distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are disregarded and the benefit of fractional entitlements accrues to the Company rather than to the holders concerned). The Directors may authorise any person to enter on behalf of all the Holders interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

(c)	The Directors may on any occasion determine that rights of election shall not be offered to any Holders of ordinary shares who are citizens or residents of any territory where the making or publication of an offer of rights of election or any exercise of rights of election or any purported acceptance of the same would or might be unlawful, and in such event the provisions aforesaid shall be read and construed subject to such determination.

AUDIT

131.	Statutory auditors shall be appointed and their duties regulated in accordance with the Acts.

NOTICES

132.	Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

133.

(a)	A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any member by the Company;

(i)	by handing same to him or his authorised agent;

(ii)	by leaving the same at his registered address;

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(iii)	by sending the same by the post in a pre-paid cover addressed to him at his registered address;

(iv)	by sending the same to the member by electronic means, to the maximum extent permitted by any optional provisions of the Acts notwithstanding article 1 to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company); or

(v)	by sending, with the consent of the member, the same by means of electronic mail or other means of electronic communication approved by the Directors, with the consent of the member, to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company).

(b)	For the purposes of these articles and the Act, a document shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

(c)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(i) or (ii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).

(d)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

(e)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iv) or (a)(v) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after despatch.

(f)	Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to sub-paragraph (a)(iv) or (a)(v) of this article, if sent to the address notified by the Company by the member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.

(g)	Notwithstanding anything contained in this article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Ireland.

(h)	Any requirement in these articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s audited accounts and the directors’ and auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him/her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, he/she may revoke such consent at any time by requesting the Company to communicate with him/her in documented form; provided, however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

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(i)	Without prejudice to the provisions of sub-paragraphs (a)(i) and (a)(ii) of this article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

134.	A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.

135.

(a)	Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title.

(b)	A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

136.	The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

137.	A member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

WINDING UP

138.	If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Provided that this article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

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139.

(a)	In case of a sale by the liquidator under the Act, the liquidator may by the contract of sale agree so as to bind all the members for the allotment to the members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said section.

(b)	The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

140.	If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

141.

(a)	Subject to the provisions of and so far as may be admitted by the Acts, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgement is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

(b)	The Directors shall have power to purchase and maintain for any Director, the Secretary or any employees of the Company or its subsidiaries insurance against any such liability as referred to in the Acts.

(c)	As far as is permissible under the Acts, the Company shall indemnify any current or former executive officer of the Company (excluding any present or former Directors of the Company or Secretary of the Company), or any person who is serving or has served at the request of the Company as a director or executive officer of another company, joint venture, trust or other enterprise, including any Company subsidiary (each individually, a “Covered Person”), against any expenses, including attorney’s fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he or she was or is threatened to be made a party, or is otherwise involved (a “proceeding”), by reason of the fact that he or she is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person’s duty to the Company, or (b) such Covered Party’s conscious, intentional or wilful breach of the obligation to act honestly and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

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(d)	In the case of any threatened, pending or completed action, suit or proceeding by or in the name of the Company, the Company shall indemnify each Covered Person against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company, or for conscious, intentional or wilful breach of his or her obligation to act honestly and in good faith with a view to the best interests of the Company, unless and only to the extent that the High Court of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

(e)	Any indemnification under this article (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in this article. Such determination shall be made by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defence of any proceeding, or in defence of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without necessity of authorisation in the specific case.

(f)	As far as permissible under the Acts, expenses, including attorneys’ fees, incurred in defending any proceeding for which indemnification is permitted pursuant to this article shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by the particular indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company pursuant to these articles.

(g)	It being the policy of the Company that indemnification of the persons specified in this article shall be made to the fullest extent permitted by law, the indemnification provided by this article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these articles, any agreement, any insurance purchased by the Company, vote of members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth. As used in this article, references to the “Company” include all constituent companies in a scheme of arrangement, consolidation or merger in which the Company or a predecessor to the Company by scheme of arrangement, consolidation or merger was involved. The indemnification provided by this article shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of their heirs, executors, and administrators.

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UNTRACED HOLDERS

142.

(a)	The Company shall be entitled to sell at the best price reasonably obtainable any share or stock of a member or any share or stock to which a person is entitled by transmission if and provided that:

(i)	for a period of twelve years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the member or to the person entitled by transmission to the share or stock at his address on the Register or other last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission; and

(ii)	at the expiration of the said period of twelve years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in paragraph (a)(i) of this article is located of its intention to sell such share or stock; and

(iii)	the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the member or person entitled by transmission.

(b)	To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share or stock and such instrument of transfer shall be as effective as if it had been executed by the registered Holder of or person entitled by transmission to such share or stock. The Company shall account to the member or other person entitled to such share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

(c)	To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any share of any member and any unclaimed cash payments relating to such share in any manner which it sees fit, including (but not limited to) transferring or selling such share and transferring to third parties any unclaimed cash payments relating to such share.

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(d)	The Company may only exercise the powers granted to it in sub-paragraph (a) above in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in the Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

(e)	Any stock transfer form to be executed by the Company in order to sell or transfer a share pursuant to sub-paragraph (a) may be executed in accordance with article 16(a).

DESTRUCTION OF DOCUMENTS

143.	The Company may implement such document destruction policies as it so chooses in relation to any type of documents (whether in paper, electronic or other formats), and in particular (without limitation to the foregoing) may destroy:

(a)	any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

(b)	any instrument of transfer of shares which has been registered, at any time after the expiry of six years from the date of registration; and

(c)	any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it,

and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(i)	the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(ii)	nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(iii)	references in this article to the destruction of any document include references to its disposal in any manner.

BUSINESS COMBINATION

144.

(a)	Notwithstanding anything to the contrary contained in these articles, the Company shall not engage in any Business Combination with any Interested Holder for a period of three years following the time that such Holder became an Interested Holder, unless:

(i)	prior to such time the Directors approved either the Business Combination or the transaction which resulted in the member becoming an Interested Holder;

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(ii)	upon consummation of the transaction which resulted in the member becoming an Interested Holder, the Interested Holder owned at least 85% of the voting shares of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the voting shares outstanding (but not the outstanding voting shares owned by the Interested Holder) those shares owned (A) by persons who are directors and also officers and (B) employee shares plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(iii)	at or subsequent to such time the Business Combination is approved by the Directors and authorised by way of Special Resolution without the Interested Holder.

(b)	The Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this article, including, without limitation, (i) whether a Person is an Interested Holder, (ii) the number of shares or other securities beneficially owned by any Person, (iii) whether a Person is an Affiliate or Associate of another, and (iv) the fair market value of the Company’s securities or securities of any subsidiary of the Company, and the good faith determination of the Directors on such matters shall be conclusive and binding for all the purposes of this article.

(c)	As used in this article only, the term:

(i)	“Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another person.

(ii)	“Associate”, when used to indicate a relationship with any person, means: (A) any company, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares; (B) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (C) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(iii)	“Business Combination”, when used in reference to any company and any Interested Holder of such company, means:

(A)	any scheme of arrangement, merger or consolidation of the Company or any direct or indirect majority-owned subsidiary of the Company with (1) the Interested Holder, or (2) any other company, partnership, unincorporated association or other entity if the scheme of arrangement, merger or consolidation is caused by the Interested Holder;

(B)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a member of such company, to or with the Interested Holder, whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-owned subsidiary of the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding shares of the Company;

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(C)	any transaction which results in the issuance or transfer by the Company or by any direct or indirect majority-owned subsidiary of the Company of any shares of the Company or of such subsidiary to the Interested Holder, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of such company or any such subsidiary which securities were outstanding prior to the time that the Interested Holder became such; (2) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of such company or any such subsidiary which security is distributed, pro rata to all holders of a class or series of shares of such company subsequent to the time the Interested Holder became such; (3) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares; or (4) any issuance or transfer of shares by the Company; provided however, that in no case under items (3) and (4) of this subparagraph shall there be an increase in the Interested Holder’s proportionate share of the shares of any class or series of the Company or of the voting shares of the Company;

(D)	any transaction involving the Company or any direct or indirect majority-owned subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate share of the shares of any class or series, or securities convertible into the shares of any class or series, of the Company or of any such subsidiary which is owned by the Interested Holder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of shares not caused, directly or indirectly, by the Interested Holder; or

(E)	any receipt by the Interested Holder of the benefit, directly or indirectly (except proportionately as a member of such company), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (A)-(D) of this paragraph) provided by or through the Company or any direct or indirect majority-owned subsidiary.

(iv)	“Control”, including the terms “controlling”, “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting shares of any company, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this article, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

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(v)	“Interested Holder” means any Person, including its Affiliates and Associates (other than the Company and any direct or indirect majority-owned subsidiary of the Company), that is, or was at any time within the three-year period immediately prior to the date in question, the Owner of 15% or more of the outstanding voting shares of the Company; provided, however, that the term “Interested Holder” shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company; provided that such person shall be an Interested Holder if thereafter such person acquires additional voting shares of the Company, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Holder, the voting shares of the Company deemed to be outstanding shall include shares deemed to be owned by the person through application of (viii) of this subsection but shall not include any other unissued shares of such company which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(vi)	“Person” means any individual, company, partnership, unincorporated association or other entity.

(vii)	“Shares” means, with respect to any company, capital shares and, with respect to any other entity, any equity interest.

(viii)	“Voting shares” means, with respect to any company, shares of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a company, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting shares shall refer to such percentage of the votes of such voting shares.

(ix)	“Owner”, including the terms “own” and “owned”, when used with respect to any Shares, means a person that individually or with or through any of its Affiliates or Associates:

(A)	beneficially owns such Shares, directly or indirectly; or

(B)	has (1) the right to acquire such Shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the Owner of Shares tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered Shares are accepted for purchase or exchange; or (2) the right to vote such shares pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the Owner of any Shares because of such person’s right to vote such Shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(C)	has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (2) of subparagraph (B) of this paragraph), or disposing of such Shares with any other person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such Shares.

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We, the persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this constitution, and we agree to take the number of shares in the capital of the Company set opposite our names.

Names, address and description	Number of shares taken
of subscriber	by subscriber

Fintan Mark Clancy
8 Haddon Road
Clontarf
Dublin 3
D03 NH67

Solicitor	One Ordinary Share only

Christopher Paul Joseph McLaughlin
31 Castle Court
Booterstown
Co. Dublin

Solicitor	One Ordinary Share only

Dated the 24th day of November 2015

Witness to the above signature:	BRIAN DOHERTY

Brian Doherty
Arthur Cox Building
Earlsfort Terrace,
Dublin 2

D-52

ANNEX E

List of Relevant Territories for DWT Purposes

1. Albania	35. Latvia
2. Armenia	36. Lithuania
3. Australia	37. Luxembourg
4. Austria	38. Macedonia
5. Bahrain	39. Malaysia
6. Belarus	40. Malta
7. Belgium	41. Mexico
8. Bosnia & Herzegovina	42. Moldova
9. Botswana	43. Montenegro
10. Bulgaria	44. Morocco
11. Canada	45. Netherlands
12. Chile	46. New Zealand
13. China	47. Norway
14. Croatia	48. Pakistan
15. Cyprus	49. Panama
16. Czech Republic	50. Poland
17. Denmark	51. Portugal
18. Egypt	52. Qatar
19. Estonia	53. Romania
20. Ethiopia	54. Russia
21. Finland	55. Saudi Arabia
22. France	56. Serbia
23. Georgia	57. Singapore
24. Germany	58. Slovak Republic
25. Greece	59. Slovenia
26. Hong Kong	60. South Africa
27. Hungary	61. Spain
28. Iceland	62. Sweden
29. India	63. Switzerland
30. Israel	64. Thailand
31. Italy	65. Turkey
32. Japan	66. Ukraine
33. Korea	67. United Arab Emirates
34. Kuwait	68. United Kingdom
69. USA
70. Uzbekistan
71. Vietnam
72. Zambia

E-1

DOCUMENT UNIQUE DE VOTE PAR CORRESPONDANCE OU PROCURATION - FORM OF PROXY AND VOTE BY MAIL

IMPORTANT : avant d'exercer votre choix, veuillez prendre connaissance des instructions situées au verso / *Before selecting, please see instructions on reverse side*

QUELLE QUE SOIT L'OPTION CHOISIE, DATER ET SIGNER AU BAS DU FORMULAIRE / *WHICHEVER OPTION IS USED, DATE AND SIGN AT THE BOTTOM OF THE FORM*

FLAMEL TECHNOLOGIES Société Anonyme au capital de 5.029.783 € Siège social : Parc Club du Moulin à Vent 33, avenue du Docteur Georges Lévy 69693 VENISSIEUX – France 379 001 530 R.C.S. LYON	ASSEMBLEE GENERALE MIXTE ORDINAIRE ET EXTRAORDINAIRE du [•] [•] 2016 (à 11 heures au siège social) sur 1ère convocation ou du [•] [•] 2016 sur deuxième convocation COMBINED ORDINARY AND EXTRAORDINARY GENERAL MEETING *of [•] [•], 2016 (at 11.00 am. at the registered office) (1st calling)* *or [•] [•] , 2016 (2nd calling)*	**CADRE RESERVE / *For Company's use only*** Identifiant / *Account*: ____________ Nombre d'actions / *Number of shares*: ____________ Nombre de voix / *Number of voting rights*: ____________

Choisir l'une des deux options A ou B

A ☐ Je désire assister à cette assemblée et demande une carte d'admission : dater et signer au bas du formulaire / *I wish to attend the shareholders' meeting and request an admission card : date and sign at the bottom of the form.*

B ☐ J'utilise le formulaire de vote par correspondance ou par procuration ci-dessous, selon l'une des 3 possibilités offertes ci –dessous (B1, B2 ou B3) / *I prefer to use the postal voting form or the proxy form as specified below (B1, B2 ou B3).*

B1 ☐ JE VOTE PAR CORRESPONDANCE / *I VOTE BY POST* ②

Pour les projets de résolutions proposées ou agréés par le Conseil d'Administration,
- **je vote OUI à tous les projets de résolutions en ne noircissant aucune case ;**
- **je vote NON ou je m'abstiens (ce qui équivaut à voter « non ») sur certaines ou sur toutes les résolutions en noircissant individuellement les cases correspondantes.**

For the resolutions proposed or agreed by the Board, I can:
- *vote "FOR" all the draft resolutions by leaving the boxes blank;*
- *vote "AGAINST" or "ABSTENTION" (which is equivalent to voting against) by shading boxes of my choice.*

Sur les projets de résolutions non approuvés ou non agréés par le Conseil d'administration, je vote résolution par résolution en noircissant la case correspondant à mon choix (s'abstenir équivaut à voter « non », comme recommandé par le Conseil d'administration)

On the draft resolutions not recommended by the Board of Directors, I cast my vote by shading the appropriate boxes (abstention is equivalent to voting "against")

Résolutions								
1 ☐	2 ☐	3 ☐	4 ☐	5 ☐	6 ☐	7 ☐	8 ☐	9 ☐
10 ☐	11 ☐	12 ☐		14 ☐		16 ☐	17 ☐	18 ☐
19 ☐	20 ☐	21 ☐	22 ☐	23 ☐		25 ☐	26 ☐	

Résolution	OUI / *YES*	NON / Abst *Against / Abs*
13	☐	☐
15	☐	☐
24	☐	☐

JE VOTE PAR PROCURATION / *I GIVE PROXY* ③

B2 ☐ JE DONNE POUVOIR AU PRESIDENT DE L'ASSEMBLEE GENERALE / *I HEREBY GIVE MY PROXY TO THE CHAIRMAN OF THE MEETING*

Compléter simplement les cadres C et D

Complete only frames C and D.

B3 ☐ JE DONNE POUVOIR A* / *I HEREBY APPOINT***

M., Mme / *Mr., Ms.*: ____________

Code postal/ *Zip Code* : ____________

**soit votre conjoint, partenaire de PACS ou un autre actionnaire – cf. renvoi (3) au verso)*

*** you may give your PROXY either to your spouse or to another shareholder – see reverse (3)*

ATTENTION

Pour être prise en considération, tout formulaire doit parvenir daté et signé à la Société, au siège social ci-dessus ou par courriel à l'adresse suivante general.meeting@flamel.com au plus tard 3 jours ouvrés avant l'assemblée, soit le [•] [•] 2016.

In order to be considered, this completed form must be returned dated and signed to the Company, at registered office at mentioned above, or by e-mail at general.meeting@flamel.com at least 3 business days before the meeting, i.e. [•] [•], 2016.

Si des amendements ou des résolutions nouvelles étaient présentés en assemblée (noircir la case correspondante à votre choix) / *If amendments or new resolutions are presented during the meeting (shading the appropriate box)* :

☐ Je donne pouvoir au Président de l'A.G. de voter en mon nom / *I appoint the Chairman of the meeting to vote on my behalf*

☐ Je m'abstiens (l'abstention équivaut à un vote contre) / *I abstain from voting (is equivalent to a vote against).*

☐ Je donne procuration (*cf. au verso renvoi (3)*) à M., Mme ____________ pour voter en mon nom / *I appoint (see reverse (3)) Mr., Mrs. or Miss / to vote on my behalf.* ____________

Cadre C ①

Identité de l'actionnaire (Nom, Prénom, Adresse)

Shareholder's identity *(Surname, first name, address)*

Cadre D

Date et signature :

DOCUMENT UNIQUE DE VOTE PAR CORRESPONDANCE OU PROCURATION - FORM OF PROXY AND VOTE BY MAIL

UTILISATION DU DOCUMENT

ATTENTION : Ce document est réservé aux actionnaires au nominatif ; les titulaires de titres au porteur (« American Depositary Shares») doivent utiliser le formulaire remis par leur courtier.

IMPORTANT : à défaut d'assister personnellement à l'assemblée, l'actionnaire peut retourner ce formulaire * en utilisant l'une des trois possibilités :

- **Voter par correspondance (cocher la case appropriée, puis dater et signer au bas du formulaire)**
- **Donner pouvoir au Président de l'Assemblée Générale (dater et signer au bas du formulaire sans remplir)**
- **Donner pouvoir à une personne dénommée (cocher et compléter la case appropriée, puis dater et signer au bas du formulaire)**

Quelle que soit l'option choisie la signature de l'actionnaire est indispensable

(1) Le signataire est prié d'inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules d'imprimerie), prénom usuel et adresse ; si ces indications figurent déjà sur le formulaire, il est demandé au signataire de les vérifier et, éventuellement, de les rectifier.
Pour les personnes morales, indiquer les nom, prénom et qualité du signataire.
Si le signataire n'est pas lui-même un actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelle il signe le formulaire de vote.
Le formulaire adressé pour une Assemblée vaut pour les autres Assemblées successives convoquées avec le même ordre du jour (Art. R. 225.77, §3 du Code de commerce).

(2) **VOTE PAR CORRESPONDANCE**
Art. L 225-107 du Code de Commerce (extrait) :
« Tout actionnaire peut voter par correspondance, au moyen d'un formulaire dont les mentions sont fixées par décret en Conseil d'Etat. Les dispositions contraires des statuts sont réputées non écrites.
Pour le calcul du quorum, il n'est tenu compte que des formulaires qui ont été reçus par la Société avant la réunion de l'Assemblée, dans les conditions de délais fixés par décret en Conseil d'Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une abstention sont considérés comme des votes négatifs. »

(3) **POUVOIR AU PRESIDENT DE L'ASSEMBLEE GENERALE OU POUVOIR A UNE PERSONNE DENOMMEE**
Art. L 225-106 du Code de Commerce (extrait) :
« Un actionnaire peut se faire représenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un pacte civil de solidarité. [...]
Pour toute procuration d'un actionnaire sans indication de mandataire, le Président de l'Assemblée Générale émet un vote favorable à l'adoption de projets de résolutions présentés ou agréés par le Conseil d'Administration, et un vote défavorable à l'adoption de tous les autres projets de résolution. Pour émettre tout autre vote, l'actionnaire doit faire choix d'un mandataire qui accepte de voter dans le sens indiqué par le mandant. »

Art L225-106-1 du Code de commerce (extrait)
« Lorsque l'actionnaire se fait représenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien. [...]
(Dans ce cas,) à défaut par (le mandant) de confirmation expresse du mandat, celui-ci est caduc.
La caducité du mandat est notifiée sans délai par le mandataire à la Société. ».

R 225-79 du Code de commerce (extrait)
L'actionnaire peut notifier à la société la désignation et la révocation du mandataire par voie électronique à l'adresse suivante : general.meeting@flamel.com.

Le texte des résolutions figure dans le dossier de convocation joint au présent formulaire (art R 225-81 du Code de Commerce). Ne pas utiliser à la fois : «JE VOTE PAR CORRESPONDANCE» et «JE DONNE POUVOIR A» (art. R.225-81-8 du Code de commerce). La langue française fait foi.

NB : Si les informations contenues sur le présent formulaire sont utilisées pour un fichier nominatif informatisé, elles sont soumises aux prescriptions de la Loi 78-17 du 6 janvier 1978, notamment en ce qui concerne le droit d'accès et de rectification pouvant être exercé par l'intéressé.

INSTRUCTIONS FOR COMPLETION

CAUTION: This form applies only to registered shareholders ; holders of bearer securities (« American Depositary Shares») must use the voting card provided by their broker.

IMPORTANT: If the shareholder cannot attend the meeting, he/she may return this form * and choose one of the three possibilities:

- **Use the postal voting form (tick the appropriate box, date and sign below)**
- **Give your proxy to the Chairman of the meeting (date and just sign at the bottom of the form without filling in)**
- **Give your proxy to another shareholder (tick and fill in the appropriate box, date and sign below)**

Whichever option is used the shareholder's signature is required

(1) The shareholder should write his/her exact name and address in capital letters in the space provided: if this information is already supplied, please verify and correct if necessary.
If the shareholder is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity's behalf.
If the signatory is not the shareholder (e.g. a legal guardian, etc.), please specify your full name and the capacity in which you are signing the proxy.
The forms sent for one meeting will be valid for all meetings subsequently convened with the same agenda (art. R. 225-77, §3 Code de Commerce).

(2) **POSTAL VOTING**

Art L. 225-107 of Code de Commerce (extract):
" Any shareholder may vote by post, using a form the wording of which shall be fixed by an Order approved by the Conseil d'Etat. Any provisions to the contrary contained in the memorandum and articles of association shall be deemed non-existent.
When calculating the quorum, only forms received by the company before the meeting shall be taken into account, on conditions to be laid down by an Order approved by the Conseil d'Etat. Forms not indicating any vote or expressing an abstention shall be considered negative votes.

(3) **PROXY TO THE CHAIRMAN OF THE MEETING OR PROXY TO ANOTHER SHAREHOLDER**
Art L. 225-106 of Code de Commerce (extract):
"A shareholder can have himself/herself represented by another shareholder, his/her spouse or his/her partner in a "Pacte Civil de Solidarité [...]
When proxies do not indicate the name of the appointed proxy, the chairman of the meeting will vote the proxy in favor of the adoption of the draft resolutions presented or approved by the Board of Directors or the Executive Board, and will vote the proxy against the adoption of all the other draft resolutions. To give any other vote, the shareholder must choose a proxy who accepts to vote as he/she indicates".

Art. L225-106-1 of Code de Commerce (extract) :
« When (...) the shareholder names a proxy which is not his/her spouse or his/her partner under a contract of civil union, such proxy has to inform the shareholder of any fact enabling the latter to appreciate the risk that the former may follow an interest other than his/her own. [...]
(In that case) if not expressly confirmed by the principal, the proxy is null and void.
The representative must immediately notify the nullity of the proxy to the company. "

Code Art. R 225-79 of Code de Commerce
The shareholder can notify the company of the appointment or the revocation of the proxy by electronic email to general.meeting@flamel.com.

The text of the resolutions is in the notice of the meeting which is sent with this proxy (art R225-81 Code de Commerce). Please do not use both « I VOTE BY POST » and « I HEREBY APPOINT » (art R 225-81 8° Code de Commerce). The French version of this document governs. The English translation is for convenience only.

NB: If any information included in this form is used for a computer file, it is protected by the provisions of law 78-17 of January 6, 1978, especially about rights of access and alteration that can be exercised by interested parties.

Flamel Technologies S.A.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ORDINARY RESOLUTIONS

	For	Against	Abstain
1.	☐	☐	☐
2.	☐	☐	☐
3.	☐	☐	☐
4.	☐	☐	☐
5.	☐	☐	☐
6.	☐	☐	☐
7.	☐	☐	☐
8.	☐	☐	☐
9.	☐	☐	☐
10.	☐	☐	☐
11.	☐	☐	☐
12.	☐	☐	☐
13.	☐	☐	☐
14.	☐	☐	☐
15.	☐	☐	☐
16.	☐	☐	☐

EXTRAORDINARY RESOLUTIONS

	For	Against	Abstain
17.	☐	☐	☐
18.	☐	☐	☐
19.	☐	☐	☐
20.	☐	☐	☐
21.	☐	☐	☐
22.	☐	☐	☐
23.	☐	☐	☐
24.	☐	☐	☐
25.	☐	☐	☐
26.	☐	☐	☐

B **Non-Voting Items**

Change of Address — Please print new address below.

Comments — Please print your comments below.

C **Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

1 U P X 2 8 3 1 6 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02DNTE

ORDINARY RESOLUTIONS

EXTRAORDINARY RESOLUTIONS

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ADS Voting Instruction — Flamel Technologies S.A.

Instructions to the Bank of New York Mellon, as Depositary
(Must be received prior to 5:00 p.m. (New York City Time) on 2016)

The undersigned registered owner of American Depositary Shares ("ADSs") hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the amount of Ordinary Shares or other deposited securities represented by such ADSs registered in the name of the undersigned on the books of the Depositary as of the close of business on 2016 at the Combined Shareholders Meeting of Flamel Technologies S.A. (the "Issuer") to be held on 2016 in respect of the resolutions specified on the reverse.

Please direct the Depositary how it is to vote by placing an X in the appropriate box beside each resolution.

If no instructions are received by the Depositary from any Owner with respect to any of the Deposited Securities represented by the American Depositary Shares evidenced by such Owner's Receipts on or before the date established by the Depositary for such purpose, the Depositary shall deem such Owner to have instructed the Depositary to vote such Deposited Securities and the Depositary shall vote such Deposited Securities in favor of any resolution proposed by the management of the Issuer and against any resolution not proposed by such management, except in case where the Issuer modifies the Depositary that (i) the Issuer does not wish such vote cast, (ii) substantial opposition exists or (iii) such matter materially and adversely affects the rights of holders of Shares or American Depositary Shares.

NOTE: As registered owners of ADSs are not registered as holders of Shares on the registry maintained by or on behalf of Flamel Technologies, S.A., in accordance with French company law and the statutes of the Issuer, registered owners of ADSs have no standing to (i) appear and vote at any meeting of holders of Shares, or (ii) propose any resolution at any shareholders' meeting. If a holder of ADSs wishes to appear and vote at any meeting of the holders of Shares, or to propose any resolution at such meeting, such holder must surrender its ADSs and withdraw the corresponding Deposited Securities pursuant to Section 2.5 of the Deposit Agreement and become registered on the registry maintained by or on behalf of the Issuer at least (i) one (1) Paris Business Day prior to the date of the relevant shareholders' meeting to appear and vote at such meeting, or (ii) twenty five (25) calendar days prior to the date of the relevant shareholders' meeting to propose any such resolution.

(Continued and to be marked, dated and signed, on the other side)